UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10027

STATE FARM MUTUAL FUND TRUST

(Exact name of Registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Michael L. Tipsord One State Farm Plaza Bloomington, Illinois 61710-0001	Alan Goldberg Bell, Boyd & Lloyd LLC Three First National Plaza 70 West Madison St., Suite 3100 Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-4930

Date of fiscal year end: 12/31/2004

Date of reporting period: 12/31/2004

ITEM 1.	REPORTS TO STOCKHOLDERS.

December 31, 2004

State Farm Mutual Fund Trust

ANNUAL REPORT

Class A Shares / Class B Shares /

Institutional Shares / Class R-1,

R-2 and R-3 Shares

State Farm Equity Fund

State Farm Small Cap Equity Fund

State Farm International Equity Fund

State Farm S&P 500 Index Fund

State Farm Small Cap Index Fund

State Farm International Index Fund

State Farm Equity and Bond Fund

State Farm Bond Fund

State Farm Tax Advantaged Bond Fund

State Farm Money Market Fund

State Farm LifePath® Income Fund

State Farm LifePath 2010® Fund

State Farm LifePath 2020® Fund

State Farm LifePath 2030® Fund

State Farm LifePath 2040® Fund

Table of Contents
Message to Shareowners	1	Financial Statements
State Farm Equity Fund	3	Statements of Assets and Liabilities	74
State Farm Small Cap Equity Fund	6	Statements of Operations	78
State Farm International Equity Fund	9	Statements of Changes in Net Assets	80
State Farm S&P 500 Index Fund	12	Notes to Financial Statements	86
State Farm Small Cap Index Fund	15	Financial Highlights	104
State Farm International Index Fund	18	Report of Independent Registered Public Accounting Firm	134
State Farm Equity and Bond Fund	21	Management Information	135
State Farm Bond Fund	24	Master Investment Portfolio
State Farm Tax Advantaged Bond Fund	27	Schedule of Investments
State Farm Money Market Fund	30	S&P 500 Index Master Portfolio	138
State Farm LifePath® Funds	31	Russell 2000 Index Master Portfolio	148
Expense Example (unaudited)	43	International Index Master Portfolio	173
		LifePath Retirement Master Portfolio	188
Schedule of Investments		LifePath 2010 Master Portfolio	192
State Farm Equity Fund	53	LifePath 2020 Master Portfolio	196
State Farm Small Cap Equity Fund	55	LifePath 2030 Master Portfolio	200
State Farm International Equity Fund	58	LifePath 2040 Master Portfolio	204
State Farm Equity and Bond Fund	62	Active Stock Master Portfolio	208
State Farm Bond Fund	63	CoreAlpha Bond Master Portfolio	215
State Farm Tax Advantaged Bond Fund	69	Financial Statements
State Farm Money Market Fund	73	Statements of Assets and Liabilities	226
		Statements of Operations	228
		Statements of Change in Net Assets	230
		Notes to Financial Statements	232
		Report of Independent Registered Public Accounting Firm	245
		Trustees Information	246

Service is only a phone call away

Contact your local Registered State Farm Agent or call our Securities Products Department toll free, at 1-800-447-4930.

Fund prices are available to you 24 hours a day, 7 days a week.

Investor Services Representatives are available 8 a.m. – 6 p.m. Central Time Monday through Friday (except holidays)

1-800-447-4930

Visit our website www.statefarm.com®

This report and material must be accompanied or preceded by a prospectus for the State Farm Mutual Fund Trust (the “Trust”).

The Trust offers Class A, Class B, Class R-1, Class R-2, Class R-3, and/or Institutional shares for fifteen separate funds through three prospectuses, one for Class A and Class B shares, one for Class R shares, and another for Institutional shares.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Distributor: State Farm VP Management Corp.

Message to Shareowners of State Farm Mutual Fund Trust

Enclosed is the Annual Report for the 12-month period ended December 31, 2004 for the State Farm Mutual Fund Trust (the “Trust”). For each of the fifteen funds offered by the Trust, you will find management’s discussion of investment philosophy and process, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons to put each Fund’s performance into context. Also included are audited financial statements and a complete list of portfolio holdings to help you further understand the fund(s) you own. We encourage you to review this entire report.

The Year in Review

There has been quite a change in the landscape over the last 12 months. Coming out of 2003 – a year with increased economic growth, increased corporate profitability, declining interest rates – there was hope 2004 would continue the positive trend. Instead, we saw a marketplace that struggled for direction under a cloud of uncertainty surrounding the political and economic landscape – complicated further by rising energy prices, particularly oil. In April and May, the bond market started to decline in anticipation of the Federal Reserve increasing the Federal Funds’ rate. As expected, the Fed in June raised the target interest rate by 0.25%, the first in a series of increases through the end of 2004. The bond market rallied off those initial moves as it appeared that the Fed’s actions were proactive against inflation, while still promoting economic growth. The Federal Funds’ rate ultimately increased from 1.00% to 2.25% by the end of 2004.

As more information came into focus throughout the year – particularly around the presidential election and the probable path of legislation and economic policy – equity markets abandoned their flat trend and started to move higher. The U.S. economy grew at an annual rate of 3.1% during the fourth quarter of 2004 compared to an annual rate of 4.0% during the third quarter. Economic growth at those levels coincided with inflation worries as consumer price inflation during 2004 rose 3.3%, compared to 1.9% during 2003. That was the highest increase in inflation since the 3.4% increase during 2000.1

For the 12-month period ended December 31, 2004, small cap stocks, as measured by the Russell 2000® Index, outperformed large cap stocks, as measured by the S&P 500® Index, 18.33% versus 10.88%, respectively (with dividends reinvested). In addition, international equities performed well in 2004 as the MSCI EAFE Free® Index gained 20.25% (with dividends reinvested).2 They were helped by generally strong economic conditions overseas, as well as by the overall weakness of the U.S. dollar.

Fixed income investors were rewarded with higher returns for taking maturity and credit risk over the 12-month period ended December 31, 2004. The rise in short-term interest rates caused a flattening of the yield curve, as the spread between short and long-term yields narrowed. As a result, long maturity bonds, like those represented by the Lehman Brothers Long U.S. Treasury Index, outperformed short maturity bonds, as represented by the Lehman Brothers 1-5 Year U.S. Treasury Index, 7.70% versus 1.54%, respectively. Below investment grade bonds performed well as the Credit Suisse First Boston High Yield Bond Index

[1]	Bureau of Economic Analysis
[2]	Lipper Analytics. The Russell 2000® Index tracks the common stock performance of the 2,000 smallest companies in the Russell 3000® Index. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. It is not possible to invest directly in an index. The stocks of small companies are more volatile than the stocks of larger, more established companies. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. Past performance does not guarantee future results.

finished the year with a total return of 11.96% for the 12-month period ended December 31, 2004. Here too, credit spreads (i.e., the additional yield earned on below investment grade debt relative to U.S. Treasuries) as measured by the CSFB High Yield Bond Index narrowed to a rate of only 3.40% over U.S. Treasuries as of December 31, 2004. High yield bonds rallied throughout the year as the economy strengthened, which led to lower corporate default rates.3

Investing in a diversified portfolio designed to fit your needs can be an important part of an investment plan. Your Registered State Farm Agent is there to help you. Working with someone you know can be a comfort when making such important decisions about your future.

Thank you for investing with State Farm Mutual Funds®.

Sincerely,

Phillip Hawkins

Vice President

State Farm Investment Management Corp.

[3]	Bloomberg. The Credit Suisse First Boston High Yield Index includes bond issues rated BB and below by S&P or Moody’s rating services with par amounts greater than $75 million. The Lehman Brothers Long U.S. Treasury Index tracks the returns of U.S. Treasuries which have a maturity of 10 years or more. The Lehman Brothers 1-5 Year U.S. Treasury Index contains approximately 54 U.S. Treasury securities maturing within one to five years. It is not possible to invest directly in an index. High yield bonds are subject to a greater risk of principal and income than higher quality bonds. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Equity Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

We manage the State Farm Equity Fund with a long-term investment orientation. Our analytical process is based on rigorous fundamental analysis of companies and industries, with a focus on understanding the risks of investing in any one company in relation to the potential for reward. We strive to invest in companies that are well managed with a niche or business specialty that serves an appropriately sized market. We prefer companies with a strong customer focus that also combine prudent financial decisions around the costs of their business with modest use of debt. We also pay attention to dividends and prefer companies with a sound dividend policy for shareholders.

The Fund’s portfolio construction is determined by our company analysis in conjunction with a conservative risk bias. While we are conscious of how the Fund’s portfolio differs from a broad-based benchmark index, we do not manage to, or make decisions based upon, the Fund’s benchmark index.

Describe the relevant market environment as it related to the Fund for the reporting period.

We managed the State Farm Equity Fund on a company-by-company basis with little focus on macroeconomic forecasts or financial market predictions during the period. That being said, we had to understand what happened in the world to understand the potential impact on the companies the Fund owns.

Looking at the big picture, we experienced a low but increasing interest rate environment. The Federal Reserve raised the benchmark Federal Funds’ rate on five occasions through December 2004 from 1.00% to 2.25%. Coinciding with the rise in interest rates was an up-tick in the rate of inflation. For 2004, consumer price inflation rose at a 3.3% annual rate compared to a 1.9% rate for 2003. Higher energy prices were certainly one of the catalysts behind this rise as the price of a barrel of crude oil topped the $50 mark before settling back down to around $40 at the end of December 2004.

Against this backdrop, the U.S. economy posted solid economic growth of 3.1% and 4.0% during the 4th and 3rd quarters of 2004, respectively. Across most of the globe there was economic expansion as well. Europe in general grew – although at a slower rate than the rest of the world – Latin America began recovering, Japan began recovering, and economic growth in Asia – especially China – was strong.

Provide an illustration of the Fund’s investments.

*	Illustrated by Industry and based on total net assets as of December 31, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 5 other industries, each of which represent less than 4% of net assets.

How did the Fund perform during the reporting period?

We believe investors should focus on long term results that take into account risk and volatility, as well as return. That type of analysis is more conducive to how we managed the State Farm Equity Fund. For the 1-year period ended December 31, 2004, Class A shares of the State Farm Equity Fund had a total return of 7.80% (without sales charges) compared to a 10.88% return for the S&P 500® Index over the same timeframe. Broadening the timeframe to the 3-year period ended December 31, 2004, Class A shares of the State Farm Equity Fund had a total return of 2.46% (without sales charges) versus the S&P 500® Index return of 3.59%. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, and a maximum sales charge of 2% for Class B shares since inception (Institutional Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Fund performance over the last 12-month period was helped by shares of companies in the Oil & Gas and Agriculture, Foods, & Beverage industries. Shares of all our Oil & Gas companies had positive performance for the year. Company profitability and earnings rose as increased global demand and security threats to oil supplies resulted in substantially higher oil prices. Shares of our third largest holding, Exxon Mobil Corp., at 3.84% of the Fund’s net assets, gained 28% in value over 2004.

Shares of Archer-Daniels-Midland (ADM), 2.07% of the Fund’s net assets, led performance in the Agriculture, Foods, & Beverage industry, with a price return of 49% in 2004. ADM benefited from a global increase in demand and prices of agricultural commodities.

General Electric (GE), 4.19% of the Fund’s net assets, was also a strong performer and led the Electronic/Electrical Manufacturing industry. Due to the diversity of business segments within the company, GE’s growth and profitability are in many ways linked to the U.S. and global economies. The growth in GE’s industrial sales, combined with strong asset growth in key financial services businesses, contributed to a share price gain of almost 21% in 2004.

*	Institutional inception date 11/1/2001. Institutional Share Class performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.
**	S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Shares of companies in Health Care, the Fund’s second largest industry weighting at 11.58% of net assets, generally had positive results for the period. Shares of Johnson & Johnson, the Fund’s largest Health Care holding at 3.26% of net assets, performed well with a 25% price appreciation during 2004. Offsetting these gains was negative performance from shares of the Fund’s pharmaceutical companies. Shares of Pfizer Inc., 2.33% of the Fund’s net assets, declined because of investor worries about product issues, generic competition and the threat of drug reimportation. In addition, shares of Merck & Co. Inc., 0.92% of the Fund’s net assets, declined because of investor reaction to news of a product failure.

Shares of companies in the Computer Software & Services industry generally had negative performance during the period. Shares of Intel Corp., 2.03% of the Fund’s net assets, declined 26% for the year as concerns associated with high levels of inventory, product delays, and lower than expected margins led to negative price performance.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend time analyzing companies, understand how their businesses work, and get to know the management team and their long-term strategy and direction for the business. When we invest in a company, it is our hope and intention to maintain that investment for a very long period of time.

We generally followed an investment strategy that was not guided or swayed by short term market influences or “opportunism.” The consequence of this approach has led to periods of time when the Fund underperformed its benchmark index. The basis for this approach relates back to our investment philosophy and view of risk (which we define as the permanent loss of investment capital).

Financial highlights for this fund can be found on pages 104-105.

State Farm Small Cap Equity Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small Cap Equity Fund seeks long-term growth of capital. In doing so, the Fund seeks to outperform the Russell 2000® Index over the long-term by investing primarily in stocks issued by U.S. companies with market capitalizations of under $1.5 billion. An allocation to small cap stocks allows for investment exposure to companies in the early stages of development. Often, these companies will possess breakthrough products, technologies, or services, or be attractively positioned in fast-growing markets.

The Fund’s sub-advisor, Capital Guardian Trust Company (Capital Guardian), has a global network of small cap equity analysts, each specializing in specific sectors and regions, performing in-depth quantitative and qualitative research on thousands of companies worldwide. Capital Guardian believes that global research has become crucial in managing U.S. equities, as most U.S. corporations now rely on opportunities in non-U.S. markets for a substantial portion of their revenues and are increasingly challenged by non-U.S. competitors, both at home and abroad. Based on the research carried out by the analysts, portfolio managers look for quality companies at attractive prices that they hope will outperform their industry-specific peers and benchmark over time. In keeping with Capital Guardian’s bottom-up research philosophy, the weighting of any given company or sector reflects the assessments and outlooks for those securities. While portfolio managers at Capital Guardian are mindful of benchmark characteristics, the benchmark is not central to their decisions.

Describe the relevant market environment as it related to the Fund for the reporting period.

U.S. small-cap stocks as measured by the Russell 2000® Index rallied in the fourth quarter and in turn, completed a sixth consecutive year of out-performance versus the large-cap S&P 500® Index. For the year ending December 31, 2004, the Russell 2000® Index rose 18.33% versus 10.88% for the S&P 500® Index. Within the Russell 2000® Index, the Energy and Materials sectors performed the best while Information Technology and Telecommunication Services were the worst performing sectors for the year. Despite enjoying a gain in December, Technology was the only sector to post negative returns for the year.

Equity markets generally posted gains during the reporting period of 2004. As the year opened, unstable economic indicators and lack of job growth spurred concerns surrounding the sustainability of the economic recovery. As the reporting period progressed, the economic picture changed. In early April, employment data for March came in stronger than expected. May and June brought upward revisions to labor figures, suggesting that the “jobless recovery” might no longer be jobless. As economic indicators improved, concerns about sluggish economic growth were replaced with worries about inflation. Uncertainty surrounding the upcoming presidential election also weighed on the market. During the last two months of the year, however, the markets appeared to shrug off its concerns and delivered positive returns for the year. During the 12 month reporting period, the Federal Reserve Board raised its Federal Funds’ interest rate for the first time in four years. The rate increased five times over the course of the reporting period, overall from 1.00% to 2.25%.

Provide an illustration of the Fund’s investments.

*	Illustrated by Industry and based on total net assets as of December 31, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 3 other industries, each of which represent less than 3% of net assets.

How did the Fund perform during the reporting period?

Class A shares of the Small Cap Equity Fund finished 2004 with a total return of 6.20% (without sales charges). The Fund, however, underperformed the 18.33% return of the Russell 2000® Index for the same time period. Broadening the timeframe to the 3-year period ended December 31, 2004, Class A shares of the Fund had a total return of 3.01% (without sales charges) versus the Russell 2000® Index return of 11.48%. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, and a maximum sales charge of 2% for Class B shares since inception (Institutional Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s weighting to the Technology sector, specifically stocks within the semiconductor and semiconductor capital equipment industry, were the largest detractors for the year and accounted for over half of the Fund’s underperformance relative to the benchmark. Companies such as Advanced Energy Industries, 0.9% of net assets, Cymer Incorporated, 1.5% of net assets, and LTX Corporation, 0.5% of net assets, all declined in 2004 due to deterioration in their business and concerns whether the industry was experiencing a short-term inventory correction or the beginning of a cyclical downturn. The Fund remained overweight in the Technology sector in 2004, as the portfolio management team continued to anticipate stronger demand than market valuations suggested. As of December 31, 2004, the Fund maintained a 22.5% of net assets weighting to Technology versus 14.9% for the Russell 2000® Index. Performance was also negatively impacted by stock selection in the Health Care, 10.2% of net assets, and Consumer Discretionary, 19.1% of net assets, sectors.

The main contributor to performance for the year was good stock selection in the Financials sector, which was the Fund’s third largest sector at 18.9% of net assets. The top contributor to performance in this sector was SL Green Realty Corporation, 1.76% of net assets, a company that focuses on refurbishing older, classical buildings in midtown Manhattan. SL Green was the benefactor of a good real estate market where higher rental income afforded management the opportunity to pare down debt and improve their balance sheet. Americredit Corporation, 1.12% of net assets, is a subprime auto loan

*	Institutional inception date 2/28/2002. Institutional Share Class performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.
**	The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

company that had a good year of performance supported by improved delinquency rates in their loan portfolio and the announcement of a $100 million share-buyback program in April.

Further supporting returns was the Fund’s largest single holding, Methanex Corporation, 1.96% of net assets, and a large component of the 3.78% of net assets invested in the Materials sector. Methanex had the best year in its history in 2004 for sales volumes and earnings as a tight supply/demand market helped methanol prices while the company raised the level of its share-buyback program to 12.2 million shares or 10%, of the public float.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We were encouraged by the improvement in our fourth quarter results. We added more research resources to small cap (including another dedicated small-cap research analyst), installed a new research portfolio coordinator and shifted assets among portfolio managers.

Financial highlights for this fund can be found on pages 106-107.

State Farm International Equity Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Equity Fund seeks long-term growth of capital. In doing so, the Fund seeks to outperform the MSCI EAFE Free® Index over the long-term by investing primarily in large cap stocks in developed international markets.

The Fund’s sub-advisor, Capital Guardian Trust Company (Capital Guardian), has a global network of equity analysts, each specializing in specific sectors and regions, performing in-depth quantitative and qualitative research on thousands of companies worldwide. Based on the research carried out by the analysts, portfolio managers look for quality companies at attractive prices that they hope will outperform their industry-specific peers and benchmark over time. In keeping with Capital Guardian’s bottom-up research philosophy, the weighting of any given company or sector reflects the assessments and outlooks for those securities. While portfolio managers at Capital Guardian are mindful of benchmark characteristics, the benchmark is not central to their decisions.

Describe the relevant market environment as it relates to the Fund for the reporting period.

European equity markets posted a second consecutive year of positive returns in 2004, although gains were more modest than in 2003. In contrast to 2003, smaller markets such as Austria, Norway and Greece outpaced larger markets such as the United Kingdom, Germany, and France. Finland was the only market with negative returns (in euros). Currency movements were a major factor as the Swiss franc, the euro and the British pound appreciated in a range of 7.5% to 8.5% for the year against the U.S. dollar, although the dollar declined less in trade-weighted terms. One of the surprises of the year was the surge in crude oil prices to above $50 a barrel. While rising oil prices were a boon to many oil- and energy-related stocks traded in Europe, higher energy costs – as well as the corrosive impact of a strong currency on exports – hurt the eurozone economy. The European Central Bank held rates steady despite inflation above the bank’s 2% target. In contrast, the Bank of England raised interest rates to 4.75% (making five increases since November 2003).

Pacific equity markets enjoyed gains as a region, although the largest market, Japan, lagged. Stock market returns and currency appreciation in the commodity-oriented markets of Australia and New Zealand were substantial. Stocks in Hong Kong benefited from a domestic economic revival and an end to deflation. Across the Pacific region, energy, financial and consumer staples sectors had the highest returns, while technology and telecommunications were the weakest.

*   Based on total net assets as of December 31, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

** Represents 14 other countries each of which represent less than 3% of net assets.

How did the Fund perform during the reporting period?

Class A shares of the State Farm International Equity Fund had a total return of 12.34% (without sales charges) in 2004 after expenses. The Fund however, underperformed the 20.25% return of the MSCI EAFE Free® Index with net dividends included for the year ended December 31, 2004. Broadening the timeframe to the 3-year period ended December 31, 2004, Class A shares of the State Farm International Equity Fund had a total return of 7.53% (without sales charges) versus the MSCI EAFE Free® Index return of 11.89%. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, and a maximum sales charge of 2% for Class B shares since inception (Institutional Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Many of our long-held positions in areas such as Telecommunications, 11.5% of net assets, and select European and Japanese banks were among the top contributors to performance as the market sought stocks of cash-generating companies. The Fund’s holdings in the oil and gas industry, 5.4% of net assets, also added value during the year as higher energy prices and increased global demand improved both profits and margins.

*	Institutional inception date 2/28/2002. Institutional Share Class performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.
**	The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE® Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

The largest detractor for the year was stock selection in the health care sector, 10.5% of net assets, primarily within the Fund’s pharmaceutical holdings – which at 2.0% of net assets accounted for the majority of the stocks in the sector. AstraZeneca, the Fund’s fifth largest holding at 1.97% was the worst detractor of performance in the Fund, declining 28% in value. AstraZeneca had a few high-profile setbacks in 2004 around FDA trials in the U.S. and patent litigation in Europe. Despite the underperformance, we believe that concerns regarding health care costs and drug pricing have already been reflected in drug stock valuations.

Results also were negatively impacted by our overweight position combined with stock selection in Information Technology relative to the benchmark. The Fund’s technology exposure was beneficial in 2003, but in 2004 rising inventories renewed concerns over the potential of a downturn. Despite these concerns, we remain overweight to the Information Technology sector at 8% of net assets versus 6% for the MSCI EAFE Free® Index as of December 31, 2004.

The largest single country of investment was Japan at 23.3% of net assets versus 21.9% for the MSCI EAFE Free® Index as of December 31, 2004. The Japanese market as measured by the MSCI Japan Index1 rose 16% in U.S. Dollar terms in 2004, placing it among the bottom in a performance ranking of developed foreign markets. Concerns over the Japanese economy intensified as export growth slowed and consumption remained weak.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We strive to be long-term owners of companies, not traders. There were times when we invested opportunistically, when we saw valuation opportunities driven by specific events. But the core of what we do is identifying long-term trends and companies that can make the most of capitalizing on those trends, and we do that through fundamental research.

Financial highlights for this fund can be found on pages 108-109.

(1)	The MSCI Japan Index seeks to measure the performance of the Japanese equity market. It is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization in Japan.

State Farm S&P 500 Index Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm S&P 500 Index Fund seeks to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1. The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding). The percentage of the Fund’s assets, through its investment in the Master Portfolio, invested in a given stock is approximately the same as the percentage such stock represents in the Index.

The Fund is organized as a “feeder fund” in a “master-feeder” structure. Instead of investing directly in individual securities, the Fund, which is offered to the public, invests all its assets in a corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to “the Fund” may be to the Fund or the Master Portfolio, as the context requires. Barclays Global Fund Advisors advises the Master Portfolio.

Describe the relevant market environment as it related to the Fund for the reporting period.

Equity markets generally posted gains during the 12-month reporting period ended December 31, 2004. As the reporting period opened, unstable economic indicators and lack of job growth spurred concerns surrounding the sustainability of economic recovery, in turn dampening investor confidence. Continued geopolitical concerns also weighed on investor sentiment. As the reporting period progressed, the economic picture changed. In early April, employment data for March came in stronger than expected. May and June brought upward revisions to labor figures, suggesting that the “jobless recovery” might no longer be jobless. As economic indicators improved, concerns about sluggish economic growth were replaced with worries about inflation. Uncertainty surrounding the upcoming presidential election also appeared to compound investor pessimism, and, by mid-October, the Index posted a loss year-to-date. During the last two months of the year, however, markets appeared to shrug off uncertainties to deliver positive returns for the year. During the reporting period, the Federal Reserve Board raised its Federal Funds’ interest rate for the first time in four years. The rate increased five times over the course of the reporting period, overall from 1.00% to 2.25%.

Provide an illustration of the Fund’s investments.

*	Illustrated by Sector and based on total net assets in the Master Portfolio as of December 31, 2004. Please refer to the Schedule of Investments for the Master Portfolio later in this report for details concerning Fund holdings.

(1)	“S&P 500® Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the State Farm Mutual Fund Trust. The State Farm S&P 500 Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2004, Class A shares of the State Farm S&P 500 Index Fund returned 10.06% (without sales charges), while the Index returned 10.88%. Broadening the timeframe to the 3-year period ended December 31, 2004, Class A shares of the State Farm S&P 500 Index Fund had a total return of 2.76% (without sales charges) versus the S&P 500® Index return of 3.59%. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, and a maximum sales charge of 2% for Class B shares since inception (Institutional Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the reporting period, the best performing sector in the Index was energy. Oil companies in particular had been reporting profits all through the previous year, but it was only in 2004 that investors came to believe the floor for oil prices had been raised and those profits were more sustainable. Top holdings in this sector included Exxon Mobil Corp., 2.90% of

*	Institutional inception date 11/1/2001. Institutional Share Class performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.
**	The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

the Fund’s net assets, and ChevronTexaco Corp., 0.98% of net assets. Utilities and telecom service companies were good performers, strengthened by investor demand for their high dividend yields and defensive attributes. Financials had mixed results as consolidation among banks continued, including the mega-merger of J.P. Morgan Chase and Bank One.

Health care was the worst performing sector, being weighed down primarily by pharmaceutical companies, which faced an extremely difficult climate characterized by concerns about drug safety, regulation, pricing, patent expiration and generic competition. Top ten holding Pfizer Inc., 1.78% of net assets, struggled for many of those reasons, while Johnson & Johnson, 1.65% of net assets, was an exception as it gained in value for the year given strong financial results and positive investor sentiment stemming from their acquisition of heart-device maker, Guidant. Technology stocks got off to a good start, but lagged the other sectors for the year, as investors questioned whether recent weakness in the industry was merely an inventory correction or a precursor to a cyclical downturn. Microsoft, 2.55% of net assets, outperformed the sector after settling several legal disputes and paying the largest-ever one-time corporate dividend.

Financial highlights for this fund can be found on pages 110-111.

State Farm Small Cap Index Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small Cap Index Fund seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index1. The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000® Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

The Fund is organized as a “feeder fund” in a “master-feeder” structure. Instead of investing directly in individual securities, the Fund, which is offered to the public, invests all its assets in a corresponding Master Portfolio. In the case of the Russell 2000® Index, the Master Portfolio invests in a representative sample of these securities. References to “the Fund” may be to the Fund or the Master Portfolio, as the context requires. Barclays Global Fund Advisors advises the Master Portfolio.

Describe the relevant market environment as it related to the Fund for the reporting period.

U.S. small-cap stocks, as measured by the Russell 2000® Index rallied in the fourth quarter and in turn, completed a sixth consecutive year of out-performance versus the large-cap S&P 500® Index. For the year ending December 31, 2004, the Russell 2000® Index rose 18.33% versus 10.88% for the S&P 500® Index. Within the Russell 2000® Index, the Energy and Materials sectors performed the best while Information Technology and Telecommunication Services were the worst performing sectors for the year. Despite enjoying a gain in December, Technology was the only sector to post negative returns for the year.

Equity markets generally posted gains during the reporting period. As the reporting period opened, unstable economic indicators and lack of job growth spurred concerns surrounding the sustainability of economic recovery, in turn dampening investor confidence. Continued geopolitical concerns also weighed on investor sentiment. As the reporting period progressed, the economic picture changed. In early April, employment data for March came in stronger than expected. May and June brought upward revisions to labor figures, suggesting that the “jobless recovery” might no longer be jobless. As economic indicators improved, concerns about sluggish economic growth were replaced with worries about inflation. Uncertainty surrounding the upcoming presidential election also appeared to compound investor pessimism. During the last two months of the year, however, markets appeared to shrug off uncertainties to deliver positive returns for the year. During the reporting period, the Federal Reserve Board raised its Federal Funds’ interest rate for the first time in four years. The rate increased five times over the course of the reporting period, overall from 1.00% to 2.25%.

Provide an illustration of the Fund’s investments.

*	Illustrated by Sector and based on total net assets in the Master Portfolio as of December 31, 2004. Please refer to the Schedule of Investments for the Master Portfolio later in this report for details concerning Fund holdings.

(1)	The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company. The State Farm Small Cap Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Frank Russell Company. Frank Russell company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2004, Class A shares of the State Farm Small Cap Index Fund returned 17.40% (without sales charges), while the Russell 2000® Index returned 18.33%. Broadening the timeframe to the 3-year period ended December 31, 2004, Class A shares of the State Farm Small Cap Index Fund had a total return of 10.27% (without sales charges) versus the Russell 2000® Index return of 11.48%. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, and a maximum sales charge of 2% for Class B shares since inception (Institutional Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund tracked the Index during the reporting period in an appropriate fashion given the internal operating expenses of the Fund – which are not found within the Index. During the reporting period ended December 31, 2004, the best performing sector in the Index was Energy, 4.87% of net assets, which increased over 50% for the period. The Fund, through its investment in the Master Portfolio, held shares of 65 different companies in this combined sector, with the largest holding, Energen Corp., being just 0.20% of net assets, as of December 31, 2004. Many of these companies had been reporting higher profits all throughout the previous year, but it was only in 2004 that investors came to believe the floor for oil prices had been raised and those profits were more sustainable.

*	Institutional inception date 2/28/2002. Institutional Share Class performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.
**	The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Basic Materials, 4.51% of net assets, was the next best performing sector in the Index, gaining over 34% for the period. Here too, position sizes were small, with no one company having material significance. Demand for raw materials and base metals continued to increase in 2004, fueled by the growing economy in the U.S., and increased expectations for overseas demand – particularly from China.

Technology, 9.43% of net assets, was the worst performing sector, finishing the reporting period with a slight loss. The technology sector struggled through cycles of weakness as investors tried to determine which factors were more cyclical in nature—i.e., inventory backlogs—as opposed to a more long term fundamental weaknesses in the industry.

All of the Fund’s ten largest holdings as of December 31, 2004 posted gains. Transportation services company Landstar System Inc., 0.18% of net assets, logged the strongest gains for the reporting period, followed by The Goodyear Tire & Rubber Co., 0.18% of net assets. Equipment manufacturer Terex Corp., 0.20% of net assets, and mining equipment company Joy Global Inc., 0.19% of net assets, both performed well.

Financial highlights for this fund can be found on pages 112-113.

State Farm International Index Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE Free® Index1. The Index has been developed by MSCI and includes stocks from Europe, Australia, and the Far East. The Index is commonly used as a measure of international stock performance.

The Fund is organized as a “feeder fund” in a “master-feeder” structure. Instead of investing directly in individual securities, the Fund, which is offered to the public, invests all its assets in a corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. In the case of the MSCI EAFE Free® Index, the Master Portfolio invests in a representative sample of these securities. References to “the Fund” may be to the Fund or the Master Portfolio, as the context requires. Barclays Global Fund Advisors advises the Master Portfolio.

Describe the relevant market environment as it related to the Fund for the reporting period.

European equity markets posted a second consecutive year of positive returns in 2004, although gains were more modest than in 2003. In contrast to 2003, smaller markets such as Austria, Norway and Greece outpaced larger markets such as the United Kingdom, Germany, and France. Finland was the only market with negative returns (in euros). Currency movements were a major factor as the Swiss franc, the euro and the British pound appreciated in a range of 7.5% to 8.5% for the year against the U.S. dollar, although the dollar declined less in trade-weighted terms. One of the surprises of the year was the surge in crude oil prices to above $50 a barrel. While rising oil prices were a boon to many oil- and energy-related stocks traded in Europe, higher energy costs – as well as the corrosive impact of a strong currency on exports – hurt the eurozone economy. The European Central Bank held rates steady despite inflation above the bank’s 2% target. In contrast, the Bank of England raised interest rates to 4.75% (making five increases since November 2003).

Pacific equity markets enjoyed gains as a region, although the largest market, Japan, lagged. Stock market returns and currency appreciation in the commodity-oriented markets of Australia and New Zealand were substantial. Stocks in Hong Kong benefited from a domestic economic revival and an end to deflation. Across the Pacific region, energy, financial and consumer staples sectors had the highest returns, while technology and telecommunications were the weakest.

Provide an illustration of the Fund’s investments.

*	Based on total net assets in the Master Portfolio as of December 31, 2004. Please refer to the Schedule of Investments for the Master Portfolio later in this report for details concerning Fund holdings.
**	Represents 11 other countries, each of which are less than 2% of net assets.

(1)	The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the “Trust”). The State Farm International Index Fund (the “Fund”), based on the EAFE® Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2004, Class A shares of the State Farm International Index Fund returned 19.15% (without sales charges) while the MSCI EAFE Free® Index returned 20.25%. Broadening the timeframe to the 3-year period ended December 31, 2004, Class A shares of the State Farm International Index Fund had a total return of 10.60% (without sales charges), versus the MSCI EAFE Free ® Index return of 11.89%. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, and a maximum sales charge of 2% for Class B shares since inception (Institutional Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund tracked the Index during the reporting period in an appropriate fashion given the internal operating expenses of the Fund – which are not found within the Index. The euro continued its rise against the U.S. dollar during the reporting period, making European exports more expensive and reducing the value of sales and earnings in U.S. dollar-denominated markets. However, for U.S. investors, the returns in the stronger euro were enhanced when translated back into U.S. dollars. In addition, many European markets were able to advance, in part, due to a perception among many investors that European markets were more attractively valued than U.S. markets. The United Kingdom, which represented 24.26% of the net assets of the Fund (through its investment in the Master Portfolio) as of December 31, 2004, performed well during the reporting period, as that country’s relatively higher dividend-paying stocks were attractive to investors.

*	Institutional inception date 2/28/2002. Institutional Share Class performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.
**	The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Asian markets performed well during the reporting period, thanks largely to improving economic conditions and large inflows of foreign capital. The improving economic environment initially led many investors to fear that, should the growth levels grow overheated, central banks in those countries would raise short-term interest rates. As the reporting period progressed, however, growth levels in many Asian countries slowed to a sustainable pace, easing investor concerns and stabilizing market performance. Japan, which represented 21.20% of the net assets of the Fund as of December 31, 2004, enjoyed economic recovery during the first half of the reporting period, although the recovery slowed as export growth levels dropped.

Among the Fund’s ten largest holdings as of December 31, 2004, performance for the reporting period was mostly positive. Japanese car maker Toyota Motor Corp., 1.26% of net assets, performed well, as did oil companies BP PLC United Kingdom, 2.28% of net assets, and Total SA France, 1.38% of net assets. Royal Bank of Scotland Group PLC United Kingdom, 1.14% of net assets, also posted gains. On the negative side, pharmaceutical company GlaxoSmithKline PLC, United Kingdom, 1.49% of net assets, declined for the reporting period.

Financial highlights for this fund can be found on pages 114-115.

State Farm Equity and Bond Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity and Bond Fund is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund. We strive to maintain an investment mix of approximately 60% of assets in the Equity Fund and 40% of assets in the Bond Fund. The Fund never invests more than 75% of its net assets in either underlying fund. Although the Fund is not an asset allocation or market timing mutual fund, we do, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market, and financial conditions warrant.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each underlying Fund’s managers. You may wish to refer to the Management Discussion for the State Farm Equity Fund and the State Farm Bond Fund in addition to the commentary provided here.

We experienced a low, but rising interest rate environment. The Federal Reserve raised the benchmark Federal Funds’ rate by 0.25% on five occasions through December 2004, going from 1.00% to 2.25%. The U.S. Treasury yield curve flattened considerably as intermediate and longer term interest rates remained roughly unchanged for the 12-month period ended December 31, 2004. Coinciding with the rise in short rates was an up-tick in the rate of inflation. For 2004, consumer price inflation rose at a 3.3% annual rate compared to a 1.9% rate for all of 2003. The U.S. economy proved resilient, however, with economic growth of 3.1% and 4.0% during the 4th and 3rd quarters of 2004, respectively.

From an equity perspective the last 12 months have been positive, with the S&P 500® Index gaining 10.88%. Fixed income markets were positive, too, as represented by the Lehman Brothers U.S. Aggregate Bond Index return of 4.34% over the same time period. Among fixed income securities, corporate bonds performed well as the yield spread over U.S. Treasuries continued to narrow. In general, corporations grew their earnings and improved their liquidity and credit profile, which was beneficial for both fixed income and equity investments in the year ended December 31, 2004.

Provide an illustration of the Fund’s investments.

*	Based on total investments as of December 31, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2004, Class A shares of the State Farm Equity and Bond Fund had a total return of 6.28% (without sales charges). Because of the nature of the Fund (invests solely in shares of two underlying Funds), we created a blended benchmark for comparison purposes. The blended benchmark we use is a combination of 60% of the S&P 500® Index and 40% of the Lehman Brothers U.S. Aggregate Bond Index (rebalanced on a monthly basis). The total return of the blended benchmark was 8.30% for the 1-year period ended December 31, 2004. Broadening the timeframe to the 3-year period ended December 31, 2004, Class A shares of the Fund had a total return of 3.92% (without sales charges) versus the blended benchmark of 4.98%. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, and a maximum sales charge of 2% for Class B shares since inception (Institutional Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

*	Institutional inception date 2/28/2002. Institutional Share Class performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.
**	See footnotes for the Equity Fund and the Bond Fund for descriptions of the indices.
***	The Manager computes the Blended Benchmark using 60% S&P 500® Index and 40% Lehman Brothers U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Index or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in the Index or Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (approximately 60% throughout the period)

Fund performance over the last 12-month period was helped by shares of companies in the Oil & Gas and Agriculture, Foods, & Beverage industries. Shares of all our Oil & Gas companies, 13.53% of the net assets of the State Farm Equity Fund, had positive performance for the year. Company profitability and earnings rose as increased global demand and security threats to oil supplies resulted in substantially higher oil prices. Shares of top ten largest holding ExxonMobil, representing 3.84% of the net assets of the Equity Fund, gained 28% in price over the past twelve months.

Shares of Archer-Daniels-Midland (ADM), 2.07% of net assets of the Equity Fund, led performance in the Agriculture, Foods, & Beverage industry, with a price return of 49% for the period. ADM benefited from a global increase in demand and prices of agricultural commodities.

General Electric (GE), 4.19% of net assets of the Equity Fund, was also a strong performer and led the Electronic/Electrical Manufacturing industry. Due to the diversity of business segments within the company, GE’s growth and profitability are linked to the U.S. and global economies. The growth in GE’s industrial sales, combined with steady asset growth in key financial services businesses, contributed to a gain of almost 21% in 2004.

Shares of companies in Health Care, the second largest industry weighting in the Equity Fund at 11.58% of net assets, generally had positive results for the period. Shares of Johnson & Johnson, 3.26% of the Equity Fund’s net assets, performed well with a 25% price appreciation during 2004. Offsetting these gains was negative performance from shares of our pharmaceutical companies. Shares of Pfizer Inc., 2.33% of the Equity Fund’s net assets, declined because of investor worries about product issues, generic competition and the threat of drug reimportation. In addition, shares of Merck & Co. Inc., 0.92% of the Equity Fund net assets, declined because of investor reaction to news of a product failure.

Shares of companies in the Computer Software & Services industry generally had negative performance during the period. Shares of Intel Corp., 2.03% of the Equity Fund’s net assets, declined 26% for the year as concerns associated with high levels of inventory, product delays, and lower than expected margins led to negative price performance.

Fixed Income portion of the Fund (approximately 40% throughout the period)

The fixed income allocation performed as expected given the term and credit structure of the State Farm Bond Fund. Investment grade corporate bonds made up 39% of the Bond Fund’s fixed income allocation, which is an overweight position relative to the benchmark Lehman Brothers U.S. Aggregate Bond Index. In general, corporations improved their liquidity and credit profile, which led to a narrowing of the yield spread relative to government bonds. As a result, corporate bonds outperformed government bonds over the period.

The intermediate maturity structure of the Bond Fund hindered performance during the period as longer maturity bonds performed better during the year. In addition, the lack of lower quality bonds in the Bond Fund held back returns as credit risk was rewarded with higher returns over the 12-month period.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend time analyzing companies – their equity and fixed income securities, understanding their structure, how their businesses work, and getting to know the management team and their long-term strategy and direction for the business. When we invest in a company it is our hope and intention to maintain that investment for a very long period of time. The Fund is designed and managed as a hybrid offering that blends both stocks and bonds together in one convenient investment by investing in shares of the State Farm Equity Fund and the State Farm Bond Fund.

Financial highlights for this fund can be found on pages 116-117.

State Farm Bond Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

We manage the State Farm Bond Fund in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in investment grade bonds. We generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agencies, and high quality corporate bonds. While the Fund invests in bonds of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index.

Please describe the relevant market environment as it related to the fund for the reporting period.

We managed the Fund with a buy-and-hold philosophy that focused on high quality debt obligations with short and intermediate maturities. We did not make investment decisions based on macroeconomic factors or forecasted expectations of interest rates. That being said, we had to understand what happened in the world to understand the potential impact on the portfolio.

We experienced a low but increasing interest rate environment. The Federal Reserve raised the benchmark Federal Funds’ rate by 0.25% on five occasions through December 2004 going from 1.00% to 2.25%. The U.S. Treasury yield curve flattened considerably as intermediate and longer term interest rates remained roughly unchanged for the 12 month period ended December 2004. Coinciding with the rise in short rates was an up-tick in the rate of inflation. For 2004, consumer price inflation rose at a 3.3% seasonally adjusted annual rate, compared to a 1.9% rate for all of 2003. The U.S. economy proved strong, however, with economic growth of 3.1% and 4.0% during the 4th and 3rd quarters of 2004, respectively.

Corporate bonds performed well as the yield spread over treasuries continued to narrow. In general, corporations grew their earnings and improved their liquidity and credit profile, which has been beneficial for fixed income investments in the year ended December 2004.

*	Based on total investments as of December 31, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2004, Class A shares of the State Farm Bond Fund had a total return of 3.86% (without sales charges) compared to a return of 4.34% for the Lehman Brothers U.S. Aggregate Bond Index. Broadening the timeframe to the 3-year period ended December 31, 2004, Class A shares of the Fund had a total return of 5.31% (without sales charges) versus 6.20% for the Lehman Brothers U.S. Aggregate Bond Index. The line graph and table below provide additional perspective on the fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, and a maximum sales charge of 2% for Class B shares since inception (Institutional Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The bond market rewarded risk in 2004 with long maturity and lower-rated corporate bonds being the strongest performing securities in the fixed income asset class. Given that this Fund maintains primarily an intermediate maturity orientation of investment grade bonds – 2004’s market environment was a challenge. From a maturity perspective, the Fund held only 8.6% of net assets in bonds with a maturity over 10 years. At the other end of the maturity spectrum, the Fund held 38.6% of assets in bonds with maturities of 4 years or less (including a 2.8% cash position). Therefore, the Fund’s intermediate maturity investment orientation was both a help and a hindrance to performance in 2004. It was good compared to short maturity investments given the rise in interest rates, yet limited results relative to a portfolio of longer maturity investments.

*	Institutional inception date 11/01/2001. Institutional Share Class performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.
**	The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Lehman Brothers U.S. Aggregate Bond Index represents an unmanaged group of debt securities that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

The Fund’s credit positioning proved somewhat more beneficial relative to the Lehman Brothers U.S. Aggregate Bond Index. The Fund maintained a barbell credit structure (i.e., a grouping of assets held in high quality Government and/or AAA-rated debt obligations combined with a grouping of assets at the lower-end of the Investment Grade spectrum, A-rated and/or BBB-rated debt obligations with little if any exposure of assets in between) for the reporting period. The Fund was underweight on the high quality end (Government bonds and AAA-rated debt) at 59.5% of net assets versus 76.7% for the benchmark. In addition, the Fund’s 31% combined weighting in corporate bonds rated A/A and Baa/BBB by the rating agencies, was overweight relative to the 20.4% weighting of the Lehman Brothers U.S. Aggregate Index. This combination of being underweight high quality bonds and overweight in the lower-end of investment grade was good for performance, given that lower-rated bonds outperformed high grade bonds. In the end, however, this positioning was not enough to overcome expenses as the Fund underperformed its benchmark by 0.48% for the 12-month period ended December 31, 2004.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given the Fund’s investment objective of high income consistent with investing in investment grade bonds, this Fund is designed to be a relatively stable, lower risk element of a diversified portfolio. As interest rates rise, bond prices decline. Further tightening efforts by the Federal Reserve to raise short term interest rates could reduce the Fund’s total return.

Financial highlights for this fund can be found on pages 118-119.

State Farm Tax Advantaged Bond Fund Management Discussion

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Tax Advantaged Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. We focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success in this asset class. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range for the bulk of the Fund’s assets. In doing so, we seek to maintain a fairly consistent duration and interest rate exposure relative to the Fund’s benchmark – the Lehman Brothers Municipal Bond Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

We managed the Fund with a long term philosophy that focused on high quality municipal debt obligations. We did not make investment decisions based on short-term macroeconomic factors or forecasted expectations of interest rates over the period. Some of these factors, however, impacted performance over the short term so we need to understand and appreciate the circumstances.

We experienced a low, but increasing interest rate environment. The Federal Reserve raised the benchmark Federal Funds’ rate by 0.25% on five occasions through 2004, going from 1.00% to 2.25%. The municipal yield curve flattened considerably as intermediate and longer term interest rates declined slightly while short-term interest rates rose. There was a steady issuance of new bonds throughout 2004 coinciding with a large amount of refinancing older, higher yielding issues. There were also very few credit problems among existing issues, especially among high quality bonds. Certain higher yielding sectors were very volatile (e.g., hospital and tobacco securitizations), although most of the high yield sector benefited from a strong economy, which in turn led to narrowing credit spreads (i.e., declining yields) relative to investment grade debt.

Provide an illustration of the Fund’s investments.

*	Illustrated by Credit Quality. Ratings by Moody’s Investor Services. Percentages are based on total investments as of December 31, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Includes Advanced Refunded Bonds.
***	Two securities were not rated by Moody’s. One, representing 1.34% of net assets was rated by S&P as AA+. The other, representing 2.76% of net assets, was rated by S&P as AAA.

How did the Fund perform during the reporting period?

Class A shares for the State Farm Tax Advantaged Bond Fund had a total return of 3.74% (without sales charges) for the

12-month period ended December 31, 2004. This is compared to a 4.48% return for the unmanaged Lehman Brothers Municipal Bond Index over the same timeframe. Broadening the timeframe to the 3-year period ended December 31, 2004, Class A shares for the Fund had a total return of 6.94% (without sales charges) versus 6.44% for the Lehman Brothers Municipal Bond Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, and a maximum sales charge of 2% for Class B shares since inception (Institutional Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Our overall emphasis and weighting among intermediate maturity bonds (67.4% of net assets invested between 7-15 year maturity bonds as of December 31, 2004) was beneficial for Fund performance relative to short maturity bonds and the flattening of the yield curve. Among specific issues, California State General Obligation bonds were good performers as the state’s credit rating was upgraded during the year as they made progress around difficult budget and financial issues that have long worried creditors.

*	Institutional inception date 2/28/2002. Institutional Share Class performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.
**	The Lehman Brothers Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. The Lehman Brothers Municipal Bond Index differs from the composition of the Tax Advantaged Bond Fund. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

There were three primary factors that hindered performance in the Fund over the 12-month period. First and foremost was the rise in short term interest rates which had an adverse effect on the prices of short maturity bonds in the Fund. As of December 31, 2004, 21.7% of the Fund’s net assets, were invested in bonds maturing within six years, which were impacted the most by rising short-term interest rates. Second, the 17-22 year maturity range was the best performing part of the Lehman Brothers Municipal Bond Index. The Fund held just 4.9% of net assets in municipal bonds with 17+ year maturities which hindered performance. Last, the lack of lower quality bonds in the Fund held back returns as credit risk was rewarded over the 12-month period.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long term philosophy seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency. As interest rates rise, bond prices decline. A rise in rates in a short timeframe – especially in the intermediate part of the yield curve – could have a negative impact on the net asset value of the Fund.

Financial highlights for this fund can be found on pages 120-121.

State Farm Money Market Fund

The State Farm Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Financial highlights for this fund can be found on pages 122-123.

Provide an illustration of the Fund’s investments.

*	Based on total investments as of December 31, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

State Farm LifePath® Funds Management Discussion of Fund Performance

Overview

Describe the State Farm LifePath Funds investment objective and philosophy.

The State Farm LifePath Funds are organized as “feeder funds” in a “master-feeder” structure. Instead of investing directly in individual securities, the Fund, which is offered to the public, invests all its assets in a corresponding LifePath Master Portfolio. References to “the Funds” may be to the Funds or the LifePath Master Portfolios, as the context requires, unless otherwise stated.

The LifePath Funds allocate their assets among broad types of asset classes by investing in a combination of stock, bond, and money market funds seeking to produce competitive returns consistent with a LifePath Fund’s investment objective. Each LifePath Fund seeks a combination of income and growth of capital consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. A LifePath Fund’s time horizon marks the point when the investors plan to start making net withdrawals. Each LifePath Fund has its own time horizon, which affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

As a result of the restructuring of each of the LifePath Master Portfolios to a fund-of-funds structure in March 2004, the LifePath Master Portfolios are currently invested in a combination of stock, bond and money market funds (Underlying Funds) for which Barclays Global Fund Advisors is the investment adviser. Each LifePath Master Portfolio invests in the same underlying funds, but in differing proportions, depending upon the acceptable risk level of the LifePath Master Portfolio.

Describe the relevant market environment as it related to the State Farm LifePath Funds for the reporting period.

Domestic equity markets, as represented by the S&P 500® Index, posted gains for the 12 months ended December 31, 2004, returning 10.88%. International equities, as represented by the MSCI EAFE® Index, gained 20.25%, and bond prices, as represented by the Lehman Brothers U.S. Aggregate Bond Index, rose 4.34% for the reporting period. Cash, as represented by the Citigroup 3-Month Treasury Bill Index, returned 1.24% for the reporting period.

Equity markets generally posted gains in 2004. As the reporting period opened, unstable economic indicators and lack of job growth spurred concerns surrounding the sustainability of economic recovery, in turn dampening investor confidence. Continued geopolitical concerns also weighed on investor sentiment. As the reporting period progressed, the economic picture changed. In early April, employment data for March came in stronger than expected. May and June brought upward revisions to labor figures, suggesting that the “jobless recovery” might no longer be jobless. As economic indicators improved, concerns about sluggish economic growth were replaced with worries about inflation. Uncertainty surrounding the upcoming presidential election also appeared to compound investor pessimism, and, by mid-October, the S&P 500® Index posted a loss year to date. During the last two months of the year, however, markets appeared to shrug off uncertainties to deliver positive returns for the year. During the reporting period, the Federal Reserve Board raised its Federal Funds’ interest rate for the first time in four years. The rate increased five times over the course of the reporting period, overall from 1.00% to 2.25%.

What factors helped and hindered performance of the LifePath Funds during the reporting period?

The LifePath Funds’ positive performance over the reporting period was attributable to positive equity market performance and relatively stable bond markets. Both international and domestic equity markets gained during the reporting period as economic conditions generally improved worldwide. The Underlying Funds in which the LifePath Funds invest are index-based and enhanced index-based and, as such, performed in line with the various indexes that represent those segments of the market. The LifePath Funds with a longer time horizon, such as the State Farm LifePath 2040® Fund, had higher returns due to its larger exposure to domestic and international equities, as compared to the more conservative, shorter time horizon LifePath Funds, such as the State Farm LifePath Income Fund, which had a larger exposure to bonds.

Two Underlying Funds in which the LifePath Funds each invest a significant portion of their assets are the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio. The Active Stock Master Portfolio is an enhanced-index strategy that uses a proprietary quantitative model designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio is an enhanced-index strategy that uses a systematic method that relies on proprietary quantitative models to allocate assets by evaluating issuer-specific factors, as well as sector and duration factors. Each of these enhanced-index strategies underperformed their benchmarks for the reporting period. The CoreAlpha Bond Master Portfolio is benchmarked to the Lehman Brothers U.S. Aggregate Bond Index. The Active Stock Master Portfolio is benchmarked to the S&P 500® Index.

LifePath, and LifePath followed by 2010, 2020, 2030 and 2040, are all registered trademarks of Barclays Global Investors, N.A.

State Farm LifePath Income Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2004. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath® Income Fund perform during the reporting period?

For the 1-year period ended December 31, 2004, Class A shares of the State Farm LifePath Income Fund had a total return of 5.87% (without sales charges). The total return for comparative indices of the LifePath Funds during the same time period were as follows: Citigroup 3 Month Treasury Bill Index 1.24%, Lehman Brothers U.S. Aggregate Bond Index 4.34%, S&P 500® Index 10.88%, Russell 3000® Index 11.95%, Russell 2000® Index 18.33%, and the MSCI EAFE® Index 20.25%. With the restructuring of the LifePath Master Portfolios to a fund-of-funds structure in March 2004, the Russell 3000® Index will no longer be a benchmark for the Funds going forward. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. Returns in the table reflect a maximum sales charge of 3% for Class A and Class B Shares at one year, and a maximum sales charge of 2.75% for Class B Shares since inception (Institutional Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year. Ending net asset value on 5/9/2003 is used to calculate since inception returns. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See Financial Highlights beginning on page 124.

*See footnotes for LifePath 2040® Fund for description of the indices.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The State Farm LifePath Income Fund, through its investment in the Master Portfolio, is the most conservative of the LifePath Funds maintaining the highest allocation to fixed income securities at 64.31% of net assets. Therefore, it had the lowest return of the LifePath Funds during the reporting period. During 2004, high quality, investment grade bonds, like those the LifePath Funds invested in, underperformed higher risk, lower quality bonds. In addition, small-cap stocks as represented by the Russell 2000® Index, outperformed large-cap stocks as represented by the S&P 500® Index. As a result, the two largest weightings in the Fund were the two biggest detractors to performance over the reporting period. As of December 31, 2004, the State Farm LifePath Income Fund, through its investment in the LifePath Retirement Master Portfolio, held 64.31% of net assets in the CoreAlpha Bond Master Portfolio. The Active Stock Master Portfolio, at 21.96% of net assets, is also an enhanced-index strategy, and is benchmarked to the S&P 500® Index. Each of these enhanced-index strategies seek to maintain similar portfolio characteristics and risk profiles to their respective benchmark indices while slightly modifying their investment positioning based on quantitative analysis in an attempt to modestly outperform the benchmark. For example, the Active Stock Master Portfolio will maintain sector weightings that correspond to the S&P 500® Index while the underlying stock weightings within the sector will differ. The same rationale applies to the CoreAlpha Bond Master Portfolio. Unfortunately, both of these strategies underperformed their respective benchmarks slightly for the year which was the main detractor to performance.

The Fund also invested in index-based exchange-traded funds – the iShares S&P MidCap 400 Index Fund, 2.32% of net assets, iShares Russell 2000 Index Fund, 2.37% of net assets, and the iShares MSCI EAFE Index Fund, 8.60% of net assets. Each of these investments added to the performance of the Fund given that small-cap stocks outperformed large-cap stocks in 2004 and international stocks outperformed domestic as represented by the respective indexes versus the S&P 500® Index – the benchmark for the Active Stock Master Portfolio.

State Farm LifePath 2010 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2004. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, service marks or registered trademarks are the property of their respective owners.

How did the State Farm LifePath 2010® Fund perform during the reporting period?

For the 1-year period ended December 31, 2004, Class A shares of the State Farm LifePath 2010 Fund had a total return of 6.98% (without sales charges). The total return for comparative indices of the LifePath Funds during the same time period were as follows: Citigroup 3 Month Treasury Bill Index 1.24%, Lehman Brothers U.S. Aggregate Bond Index 4.34%, S&P 500® Index 10.88%, Russell 3000® Index 11.95%, Russell 2000® Index 18.33%, and the MSCI EAFE® Index 20.25%. With the restructuring of the LifePath Master Portfolios to a fund-of-funds structure in March 2004, the Russell 3000® Index will no longer be a benchmark for the Funds going forward. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. Returns in the table reflect a maximum sales charge of 3% for Class A and Class B Shares at one year, and a maximum sales charge of 2.75% for Class B Shares since inception (Institutional Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year. Ending net asset value on 5/9/2003 is used to calculate since inception returns. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See Financial Highlights beginning on page 126.

*See footnotes for LifePath 2040® Fund for description of the indices.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The State Farm LifePath 2010 Fund, through its investment in the Master Portfolio, is one of the more conservative of the LifePath Funds maintaining the second highest allocation to fixed income securities (behind only the LifePath Income Fund) at 51.78% of net assets. Therefore, the LifePath 2010 Fund had the second lowest return of the LifePath Funds during the reporting period. During 2004, high quality, investment grade bonds like those the LifePath Funds invested in, underperformed higher risk, lower quality bonds. In addition, small-cap stocks as represented by the Russell 2000® Index outperformed large-cap stocks as represented by the S&P 500® Index. As a result, the two largest weightings in the Fund were the two biggest detractors to performance over the reporting period. As of December 31, 2004 the State Farm LifePath 2010 Fund held 51.78% of net assets in the CoreAlpha Bond Master Portfolio. The Active Stock Master Portfolio, at 30.74% of net assets, is also an enhanced-index strategy that is benchmarked to the S&P 500® Index. Each of these enhanced-index strategies seek to maintain similar portfolio characteristics and risk profiles to their respective benchmark indices, while slightly modifying their investment positioning based on quantitative analysis in an attempt to modestly outperform the benchmark. For example, the Active Stock Master Portfolio will maintain sector weightings that correspond to the S&P 500® Index, while the underlying stock weightings within the sector will differ. The same rationale applies to the CoreAlpha Bond Master Portfolio. Unfortunately, both of these strategies underperformed their respective benchmarks slightly for the year which was the main detractor to performance. Furthermore, while bonds provided positive returns for the year, they generally underperformed equities. The LifePath 2010 Fund maintains the second highest weighting to bonds which hindered performance relative to the other, more equity-oriented LifePath Funds.

The Fund also invested in index-based exchange-traded funds – the iShares S&P MidCap 400 Index, 2.66% of net assets, iShares Russell 2000 Index Fund, 2.81% of net assets, and the iShares MSCI EAFE Index Fund, 11.69% of net assets. Each of these investments added to the performance of the Fund given that small-cap stocks outperformed large-cap stocks in 2004 and international stocks outperformed domestic as represented by the respective indexes versus the S&P 500® Index – the benchmark for the Active Stock Master Portfolio.

State Farm LifePath 2020 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2004. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2020® Fund perform during the reporting period?

For the 1-year period ended December 31, 2004, Class A shares of the State Farm LifePath 2020 Fund had a total return of 8.78% (without sales charges). The total return for comparative indices of the LifePath Funds during the same time period were as follows: Citigroup 3 Month Treasury Bill Index 1.24%, Lehman Brothers U.S. Aggregate Bond Index 4.34%, S&P 500® Index 10.88%, Russell 3000® Index 11.95%, Russell 2000® Index 18.33%, and the MSCI EAFE® Index 20.25%. With the restructuring of the LifePath Master Portfolios to a fund-of-funds structure in March 2004, the Russell 3000® Index will no longer be a benchmark for the Funds going forward. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. Returns in the table reflect a maximum sales charge of 3% for Class A and Class B Shares at one year, and a maximum sales charge of 2.75% for Class B Shares since inception (Institutional Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year. Ending net asset value on 5/9/2003 is used to calculate since inception returns. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See Financial Highlights beginning on page 128.

*See	footnotes for LifePath 2040® Fund for description of the indices.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The State Farm LifePath 2020 Fund, through its investment in the Master Portfolio, is in the middle of the risk spectrum of the LifePath Funds, maintaining a slightly lower allocation to fixed income securities at 34.18% of net assets then equity. During 2004, high quality, investment grade bonds like those the LifePath Funds invest in underperformed higher risk, lower quality bonds. In addition, small-cap stocks as represented by the Russell 2000® Index outperformed large-cap stocks as represented by the S&P 500® Index. As a result, the two largest weightings in the Fund were the two biggest detractors to performance over the reporting period. As of December 31, 2004 the State Farm LifePath 2020 Fund, through its investment in the Master Portfolio, held 34.18% of net assets in the CoreAlpha Bond Master Portfolio. The Active Stock Master Portfolio, at 43.90% of net assets, is also an enhanced-index strategy that is benchmarked to the S&P 500® Index. Each of these enhanced-index strategies seek to maintain similar portfolio characteristics and risk profiles to their respective benchmark indices, while slightly modifying their investment positioning based on quantitative analysis in an attempt to modestly outperform the benchmark. For example, the Active Stock Master Portfolio will maintain sector weightings that correspond to the S&P 500® Index, while the underlying stock weightings within the sector will differ. The same rationale applies to the CoreAlpha Bond Master Portfolio. Unfortunately, both of these strategies underperformed their respective benchmarks slightly for the year which was the main detractor to performance.

The Fund also invested in index-based exchange-traded funds – the iShares S&P MidCap 400 Index, 2.88% of net assets, iShares Russell 2000 Index Fund, 3.07% of net assets, and the iShares MSCI EAFE Index Fund, 15.69% of net assets. Each of these investments added to the performance of the Fund given that small-cap stocks outperformed large-cap stocks in 2004 and international stocks outperformed domestic as represented by the respective indexes versus the S&P 500® Index – the benchmark for the Active Stock Master Portfolio.

State Farm LifePath 2030 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2004. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2030® Fund perform during the reporting period?

For the 1-year period ended December 31, 2004, Class A shares of the State Farm LifePath 2030 Fund had a total return of 10.32% (without sales charges). The total return for comparative indices of the LifePath Funds during the same time period were as follows: Citigroup 3 Month Treasury Bill Index 1.24%, Lehman Brothers U.S. Aggregate Bond Index 4.34%, S&P 500® Index 10.88%, Russell 3000® Index 11.95%, Russell 2000® Index 18.33%, and the MSCI EAFE® Index 20.25%. With the restructuring of the LifePath Master Portfolios to a fund-of-funds structure in March 2004, the Russell 3000® Index will no longer be a benchmark for the Funds going forward. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. Returns in the table reflect a maximum sales charge of 3% for Class A and Class B Shares at one year, and a maximum sales charge of 2.75% for Class B Shares since inception (Institutional Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year. Ending net asset value on 5/9/2003 is used to calculate since inception returns. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See Financial Highlights beginning on page 130.

*See	footnotes for LifePath 2040® Fund for description of indices.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The State Farm LifePath 2030 Fund, through its investment in the Master Portfolio, is one of the more growth-oriented of the LifePath Funds, maintaining the second highest allocation to equity securities at 78.87% of net assets. Therefore, it had the second highest return of the LifePath Funds during the reporting period. During 2004, small-cap stocks as represented by the Russell 2000® Index outperformed large-cap stocks as represented by the S&P 500® Index. In addition, high quality investment grade bonds like those the LifePath Funds invested in underperformed higher risk, lower quality bonds. As a result, the two largest weightings in the Fund were the two biggest detractors to performance over the reporting period. As of December 31, 2004 the State Farm LifePath 2030 Fund, through its investment in the Master Portfolio, held 53.66% of net assets in the Active Stock Master Portfolio – an enhanced-index strategy that is benchmarked to the S&P 500® Index, along with 20.71% of net assets in the CoreAlpha Bond Master Portfolio – a quantitatively-managed enhanced-index portfolio benchmarked to the Lehman Brothers U.S. Aggregate Bond Index. Each of these enhanced-index strategies seek to maintain similar portfolio characteristics and risk profiles to their respective benchmark indices, while slightly modifying their investment positioning based on quantitative analysis in an attempt to modestly outperform the benchmark. For example, the Active Stock Master Portfolio will maintain sector weightings that correspond to the S&P 500® Index, while the underlying stock weightings within the sector will differ. The same rationale applies to the CoreAlpha Bond Master Portfolio. Unfortunately, both of these strategies underperformed their respective benchmarks slightly for the year which was the main detractor to performance.

The Fund also invested in index-based exchange-traded funds – the iShares S&P MidCap 400 Index, 3.15% of net assets, iShares Russell 2000 Index Fund, 3.33% of net assets, and the iShares MSCI EAFE Index Fund, 18.74% of net assets. Each of these investments added to the performance of the Fund given that small-cap stocks outperformed large-cap stocks in 2004 and international stocks outperformed domestic as represented by the respective indexes versus the S&P 500® Index – the benchmark for the Active Stock Master Portfolio.

State Farm LifePath 2040 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2004. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2040® Fund perform during the reporting period?

For the 1-year period ended December 31, 2004, Class A shares of the State Farm LifePath 2040 Fund had a total return of 10.86% (without sales charges). The total return for comparative indices of the LifePath Funds during the same time period were as follows: Citigroup 3 Month Treasury Bill Index 1.24%, Lehman Brothers U.S. Aggregate Bond Index 4.34%, S&P 500® Index 10.88%, Russell 3000® Index 11.95%, Russell 2000® Index 18.33%, and the MSCI EAFE® Index 20.25%. With the restructuring of the LifePath Master Portfolios to a fund-of-funds structure in March 2004, the Russell 3000® Index will no longer be a benchmark for the Funds going forward. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. Returns in the table reflect a maximum sales charge of 3% for Class A and Class B Shares at one year, and a maximum sales charge of 2.75% for Class B Shares since inception (Institutional Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year. Ending net asset value on 5/9/2003 is used to calculate since inception returns. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See Financial Highlights beginning on page 132.

(1)	The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index.
(2)	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(3)	The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. MSCI EAFE® is meant to reflect actual opportunities for foreign investors in a local market.
(4)	The Citigroup Salomon 3 Month Treasury Bill Index is an average of the last 3-month Treasury bill issues (excluding the current month-end bill).
(5)	The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate bond market, including government and corporate debt securities, mortgage pass-through debt securities, and asset-backed debt securities with maturities greater than one year.
(6)	The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks.
The Indexes represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indexes does not reflect any expenses. It is not possible to invest directly in an Index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The State Farm LifePath 2040 Fund, through its investment in the Master Portfolio, is the most growth-oriented of the LifePath Funds, maintaining the highest allocation to equity securities at 89.94% of net assets. Therefore, the Fund had the highest total return of the LifePath Funds during the reporting period. During 2004, small-cap stocks as represented by the Russell 2000® Index outperformed large-cap stocks as represented by the S&P 500® Index. In addition, high quality, investment grade bonds like those the LifePath Funds invested in underperformed higher risk, lower quality bonds. As of December 31, 2004 the State Farm LifePath 2040 Fund, through its investment in the Master Portfolio, held 62.83% of net assets in the Active Stock Master Portfolio – an enhanced-index strategy that is benchmarked to the S&P 500® Index, along with 9.54% of net assets in the CoreAlpha Bond Master Portfolio – a quantitatively-managed enhanced-index portfolio benchmarked to the Lehman Brothers U.S. Aggregate Bond Index. Each of these enhanced-index strategies seek to maintain similar portfolio characteristics and risk profiles to their respective benchmark indices, while slightly modifying their investment positioning based on quantitative analysis in an attempt to modestly outperform the benchmark. For example, the Active Stock Master Portfolio will maintain sector weightings that correspond to the S&P 500® Index, while the underlying stock weightings within the sector will differ. The same rationale applies to the CoreAlpha Bond Master Portfolio. Unfortunately, both of these strategies underperformed their respective benchmarks slightly for the year which was the main detractor to performance.

The Fund also invested in index-based exchange-traded funds – the iShares S&P MidCap 400 Index, 3.50% of net assets, iShares Russell 2000 Index Fund, 3.68% of net assets, and the iShares MSCI EAFE Index Fund, 19.94% of net assets. Each of these investments added to the performance of the Fund given that small-cap stocks outperformed large-cap stocks in 2004 and international stocks outperformed domestic as represented by the respective indexes versus the S&P 500® Index – the benchmark for the Active Stock Master Portfolio.

Expense Example (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; shareholder servicing fees; and other Fund expenses. The Example in the following table for each Fund below is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The Actual Expenses in the table under each Fund name below provides information about actual account values and actual expenses for each Class of shares. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund Class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual Expenses’ line under the heading entitled “Expenses Paid During Period” for the applicable Fund Class to estimate the expenses you paid on your account for that Fund Class during the period. If your account has multiple Fund positions, add up the results calculated for each Fund position by Class within your account to estimate the expenses you paid on your total account value. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account holding Class A, Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the last business day in October, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The Hypothetical information in the table under each Fund name below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio by Class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account holding Class A, Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the last business day in October, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) applicable to Class A and Class B shares. Therefore, the Hypothetical information in the table under each Fund name is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

State Farm Equity Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A Shares	$1,000.00	$1,050.39	1.19%	$6.13
Class B Shares	$1,000.00	$1,048.20	1.59%	$8.19
Institutional Shares	$1,000.00	$1,052.43	0.69%	$3.56
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.15	1.19%	$6.04
Class B Shares	$1,000.00	$1,017.14	1.59%	$8.06
Institutional Shares	$1,000.00	$1,021.67	0.69%	$3.51
Class R-1 Shares	$1,000.00	$1,017.55	1.51%	$7.66
Class R-2 Shares	$1,000.00	$1,018.55	1.31%	$6.65
Class R-3 Shares	$1,000.00	$1,020.06	1.01%	$5.13

State Farm Equity Fund (continued)
	Beginning Account Value September 13, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period September 13, 2004 to December 31, 2004	Expenses Paid During Period September 13, 2004 to December 31, 2004[2]
Actual Expenses
Class R-1 Shares	$1,000.00	$1,061.54	1.51%	$4.68
Class R-2 Shares	$1,000.00	$1,062.17	1.31%	$4.06
Class R-3 Shares	$1,000.00	$1,063.30	1.01%	$3.13

State Farm Small Cap Equity Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A Shares	$1,000.00	$1,064.16	1.40%	$7.26
Class B Shares	$1,000.00	$1,061.92	1.80%	$9.33
Institutional Shares	$1,000.00	$1,065.66	0.90%	$4.67
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.10	1.40%	$7.10
Class B Shares	$1,000.00	$1,016.09	1.80%	$9.12
Institutional Shares	$1,000.00	$1,020.61	0.90%	$4.57
Class R-1 Shares	$1,000.00	$1,016.49	1.72%	$8.72
Class R-2 Shares	$1,000.00	$1,017.50	1.52%	$7.71
Class R-3 Shares	$1,000.00	$1,019.00	1.22%	$6.19

	Beginning Account Value September 13, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period September 13, 2004 to December 31, 2004	Expenses Paid During Period September 13, 2004 to December 31, 2004[2]
Actual Expenses
Class R-1 Shares	$1,000.00	$1,150.99	1.72%	$5.56
Class R-2 Shares	$1,000.00	$1,152.08	1.52%	$4.92
Class R-3 Shares	$1,000.00	$1,153.17	1.22%	$3.95

State Farm International Equity Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A Shares	$1,000.00	$1,110.17	1.50%	$7.96
Class B Shares	$1,000.00	$1,108.33	1.90%	$10.07
Institutional Shares	$1,000.00	$1,111.86	1.00%	$5.31
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,017.60	1.50%	$7.61
Class B Shares	$1,000.00	$1,015.58	1.90%	$9.63
Institutional Shares	$1,000.00	$1,020.11	1.00%	$5.08
Class R-1 Shares	$1,000.00	$1,015.99	1.82%	$9.22
Class R-2 Shares	$1,000.00	$1,016.99	1.62%	$8.21
Class R-3 Shares	$1,000.00	$1,018.50	1.32%	$6.70

	Beginning Account Value September 13, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period September 13, 2004 to December 31, 2004	Expenses Paid During Period September 13, 2004 to December 31, 2004[2]
Actual Expenses
Class R-1 Shares	$1,000.00	$1,125.18	1.82%	$5.81
Class R-2 Shares	$1,000.00	$1,125.78	1.62%	$5.18
Class R-3 Shares	$1,000.00	$1,126.74	1.32%	$4.22

State Farm S&P 500 Index Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004[3]	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A Shares	$1,000.00	$1,067.66	0.79%	$4.11
Class B Shares	$1,000.00	$1,066.32	1.19%	$6.18
Institutional Shares	$1,000.00	$1,070.58	0.29%	$1.51
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.17	0.79%	$4.01
Class B Shares	$1,000.00	$1,019.15	1.19%	$6.04
Institutional Shares	$1,000.00	$1,023.68	0.29%	$1.48
Class R-1 Shares	$1,000.00	$1,019.51	1.12%	$5.69
Class R-2 Shares	$1,000.00	$1,020.51	0.92%	$4.67
Class R-3 Shares	$1,000.00	$1,022.02	0.62%	$3.15

State Farm S&P 500 Index Fund (continued)
	Beginning Account Value September 13, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period September 13, 2004 to December 31, 2004[3]	Expenses Paid During Period September 13, 2004 to December 31, 2004[2]
Actual Expenses
Class R-1 Shares	$1,000.00	$1,078.70	1.12%	$3.50
Class R-2 Shares	$1,000.00	$1,078.59	0.92%	$2.87
Class R-3 Shares	$1,000.00	$1,079.51	0.62%	$1.94

State Farm Small Cap Index Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004[3]	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A Shares	$1,000.00	$1,104.96	0.95%	$5.03
Class B Shares	$1,000.00	$1,101.83	1.35%	$7.13
Institutional Shares	$1,000.00	$1,106.26	0.45%	$2.38
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.36	0.95%	$4.82
Class B Shares	$1,000.00	$1,018.35	1.35%	$6.85
Institutional Shares	$1,000.00	$1,022.87	0.45%	$2.29
Class R-1 Shares	$1,000.00	$1,018.75	1.27%	$6.44
Class R-2 Shares	$1,000.00	$1,019.76	1.07%	$5.43
Class R-3 Shares	$1,000.00	$1,021.27	0.77%	$3.91

	Beginning Account Value September 13, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period September 13, 2004 to December 31, 2004[3]	Expenses Paid During Period September 13, 2004 to December 31, 2004[2]
Actual Expenses
Class R-1 Shares	$1,000.00	$1,137.68	1.27%	$4.08
Class R-2 Shares	$1,000.00	$1,138.00	1.07%	$3.44
Class R-3 Shares	$1,000.00	$1,138.90	0.77%	$2.47

State Farm International Index Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004[3]	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A Shares	$1,000.00	$1,135.66	1.15%	$6.17
Class B Shares	$1,000.00	$1,132.90	1.55%	$8.31
Institutional Shares	$1,000.00	$1,139.46	0.65%	$3.50
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.36	1.15%	$5.84
Class B Shares	$1,000.00	$1,017.34	1.55%	$7.86
Institutional Shares	$1,000.00	$1,021.87	0.65%	$3.30
Class R-1 Shares	$1,000.00	$1,017.75	1.47%	$7.46
Class R-2 Shares	$1,000.00	$1,018.75	1.27%	$6.44
Class R-3 Shares	$1,000.00	$1,020.26	0.97%	$4.93

	Beginning Account Value September 13, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period September 13, 2004 to December 31, 2004[3]	Expenses Paid During Period September 13, 2004 to December 31, 2004[2]
Actual Expenses
Class R-1 Shares	$1,000.00	$1,147.31	1.47%	$4.74
Class R-2 Shares	$1,000.00	$1,147.64	1.27%	$4.10
Class R-3 Shares	$1,000.00	$1,148.63	0.97%	$3.13

State Farm Equity and Bond Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004[4]	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A Shares	$1,000.00	$1,046.26	0.99%	$5.09
Class B Shares	$1,000.00	$1,044.59	1.39%	$7.14
Institutional Shares	$1,000.00	$1,048.64	0.49%	$2.52
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.16	0.99%	$5.03
Class B Shares	$1,000.00	$1,018.15	1.39%	$7.05
Institutional Shares	$1,000.00	$1,022.67	0.49%	$2.49
Class R-1 Shares	$1,000.00	$1,018.55	1.31%	$6.65
Class R-2 Shares	$1,000.00	$1,019.56	1.11%	$5.63
Class R-3 Shares	$1,000.00	$1,021.06	0.81%	$4.12

State Farm Equity and Bond Fund (continued)
	Beginning Account Value September 13, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period September 13, 2004 to December 31, 2004[4]	Expenses Paid During Period September 13, 2004 to December 31, 2004[2]
Actual Expenses
Class R-1 Shares	$1,000.00	$1,041.39	1.31%	$4.02
Class R-2 Shares	$1,000.00	$1,041.93	1.11%	$3.41
Class R-3 Shares	$1,000.00	$1,042.90	0.81%	$2.49

State Farm Bond Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A Shares	$1,000.00	$1,040.77	0.68%	$3.49
Class B Shares	$1,000.00	$1,037.74	1.08%	$5.53
Institutional Shares	$1,000.00	$1,042.44	0.18%	$0.92
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.72	0.68%	$3.46
Class B Shares	$1,000.00	$1,019.71	1.08%	$5.48
Institutional Shares	$1,000.00	$1,024.23	0.18%	$0.92
Class R-1 Shares	$1,000.00	$1,020.11	1.00%	$5.08
Class R-2 Shares	$1,000.00	$1,021.11	0.80%	$4.06
Class R-3 Shares	$1,000.00	$1,022.62	0.50%	$2.54

	Beginning Account Value September 13, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period September 13, 2004 to December 31, 2004	Expenses Paid During Period September 13, 2004 to December 31, 2004[2]
Actual Expenses
Class R-1 Shares	$1,000.00	$1,007.63	1.00%	$3.02
Class R-2 Shares	$1,000.00	$1,009.16	0.80%	$2.42
Class R-3 Shares	$1,000.00	$1,010.06	0.50%	$1.51

State Farm Tax Advantaged Bond Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A Shares	$1,000.00	$1,048.57	0.70%	$3.60
Class B Shares	$1,000.00	$1,046.49	1.10%	$5.66
Institutional Shares	$1,000.00	$1,052.15	0.20%	$1.03
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.62	0.70%	$3.56
Class B Shares	$1,000.00	$1,019.61	1.10%	$5.58
Institutional Shares	$1,000.00	$1,024.13	0.20%	$1.02

State Farm Money Market Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A Shares	$1,000.00	$1,005.45	0.60%	$3.02
Class B Shares	$1,000.00	$1,003.41	1.00%	$5.04
Institutional Shares	$1,000.00	$1,007.48	0.20%	$1.01
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,022.12	0.60%	$3.05
Class B Shares	$1,000.00	$1,020.11	1.00%	$5.08
Institutional Shares	$1,000.00	$1,024.13	0.20%	$1.02
Class R-1 Shares	$1,000.00	$1,020.51	0.92%	$4.67
Class R-2 Shares	$1,000.00	$1,021.52	0.72%	$3.66
Class R-3 Shares	$1,000.00	$1,022.52	0.52%	$2.64

	Beginning Account Value September 13, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period September 13, 2004 to December 31, 2004	Expenses Paid During Period September 13, 2004 to December 31, 2004[2]
Actual Expenses
Class R-1 Shares	$1,000.00	$1,002.92	0.92%	$2.77
Class R-2 Shares	$1,000.00	$1,003.50	0.72%	$2.17
Class R-3 Shares	$1,000.00	$1,004.10	0.52%	$1.57

State Farm LifePath Income Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004[3]	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A Shares	$1,000.00	$1,053.77	1.26%	$6.50
Class B Shares	$1,000.00	$1,052.07	1.66%	$8.56
Institutional Shares	$1,000.00	$1,056.93	0.76%	$3.93
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.80	1.26%	$6.39
Class B Shares	$1,000.00	$1,016.79	1.66%	$8.42
Institutional Shares	$1,000.00	$1,021.32	0.76%	$3.86
Class R-1 Shares	$1,000.00	$1,017.29	1.56%	$7.91
Class R-2 Shares	$1,000.00	$1,018.30	1.36%	$6.90
Class R-3 Shares	$1,000.00	$1,019.81	1.06%	$5.38

	Beginning Account Value September 13, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period September 13, 2004 to December 31, 2004[3]	Expenses Paid During Period September 13, 2004 to December 31, 2004[2]
Actual Expenses
Class R-1 Shares	$1,000.00	$1,042.45	1.56%	$4.79
Class R-2 Shares	$1,000.00	$1,042.36	1.36%	$4.17
Class R-3 Shares	$1,000.00	$1,043.28	1.06%	$3.25

State Farm LifePath 2010 Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004[3]	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A	$1,000.00	$1,059.38	1.25%	$6.47
Class B	$1,000.00	$1,057.33	1.64%	$8.48
Institutional Shares	$1,000.00	$1,062.33	0.75%	$3.89
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.25%	$6.34
Class B	$1,000.00	$1,016.89	1.64%	$8.31
Institutional Shares	$1,000.00	$1,021.37	0.75%	$3.81
Class R-1 Shares	$1,000.00	$1,017.34	1.55%	$7.86
Class R-2 Shares	$1,000.00	$1,018.35	1.35%	$6.85
Class R-3 Shares	$1,000.00	$1,019.86	1.05%	$5.33

	Beginning Account Value September 13, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period September 13, 2004 to December 31, 2004[3]	Expenses Paid During Period September 13, 2004 to December 31, 2004[2]
Actual Expenses
Class R-1 Shares	$1,000.00	$1,054.72	1.55%	$4.79
Class R-2 Shares	$1,000.00	$1,054.89	1.35%	$4.17
Class R-3 Shares	$1,000.00	$1,055.77	1.05%	$3.24

State Farm LifePath 2020 Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004[3]	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A Shares	$1,000.00	$1,069.27	1.23%	$6.40
Class B Shares	$1,000.00	$1,067.23	1.63%	$8.47
Institutional Shares	$1,000.00	$1,072.08	0.73%	$3.80
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.95	1.23%	$6.24
Class B Shares	$1,000.00	$1,016.94	1.63%	$8.26
Institutional Shares	$1,000.00	$1,021.47	0.73%	$3.71
Class R-1 Shares	$1,000.00	$1,017.34	1.55%	$7.86
Class R-2 Shares	$1,000.00	$1,018.35	1.35%	$6.85
Class R-3 Shares	$1,000.00	$1,019.86	1.05%	$5.33

	Beginning Account Value September 13, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period September 13, 2004 to December 31, 2004[3]	Expenses Paid During Period September 13, 2004 to December 31, 2004[2]
Actual Expenses
Class R-1 Shares	$1,000.00	$1,070.47	1.55%	$4.82
Class R-2 Shares	$1,000.00	$1,071.06	1.35%	$4.20
Class R-3 Shares	$1,000.00	$1,071.91	1.05%	$3.27

State Farm LifePath 2030 Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004[3]	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A Shares	$1,000.00	$1,074.99	1.22%	$6.36
Class B Shares	$1,000.00	$1,073.29	1.62%	$8.44
Institutional Shares	$1,000.00	$1,077.87	0.72%	$3.76
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.00	1.22%	$6.19
Class B Shares	$1,000.00	$1,016.99	1.62%	$8.21
Institutional Shares	$1,000.00	$1,021.52	0.72%	$3.66
Class R-1 Shares	$1,000.00	$1,017.44	1.53%	$7.76
Class R-2 Shares	$1,000.00	$1,018.40	1.34%	$6.80
Class R-3 Shares	$1,000.00	$1,019.91	1.04%	$5.28

	Beginning Account Value September 13, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period September 13, 2004 to December 31, 2004[3]	Expenses Paid During Period September 13, 2004 to December 31, 2004[2]
Actual Expenses
Class R-1 Shares	$1,000.00	$1,083.28	1.53%	$4.79
Class R-2 Shares	$1,000.00	$1,083.94	1.34%	$4.20
Class R-3 Shares	$1,000.00	$1,084.85	1.04%	$3.26

State Farm LifePath 2040 Fund
	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004[3]	Expenses Paid During Period July 1, 2004 to December 31, 2004[1]
Actual Expenses
Class A Shares	$1,000.00	$1,080.10	1.21%	$6.33
Class B Shares	$1,000.00	$1,077.47	1.61%	$8.41
Institutional Shares	$1,000.00	$1,082.02	0.71%	$3.72
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.05	1.21%	$6.14
Class B Shares	$1,000.00	$1,017.04	1.61%	$8.16
Institutional Shares	$1,000.00	$1,021.57	0.71%	$3.61
Class R-1 Shares	$1,000.00	$1,017.50	1.52%	$7.71
Class R-2 Shares	$1,000.00	$1,018.45	1.33%	$6.75
Class R-3 Shares	$1,000.00	$1,019.96	1.03%	$5.23

	Beginning Account Value September 13, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period September 13, 2004 to December 31, 2004[3]	Expenses Paid During Period September 13, 2004 to December 31, 2004[2]
Actual Expenses
Class R-1 Shares	$1,000.00	$1,092.75	1.52%	$4.78
Class R-2 Shares	$1,000.00	$1,093.24	1.33%	$4.18
Class R-3 Shares	$1,000.00	$1,094.21	1.03%	$3.24

[1]	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

[2]	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 110/366 (to reflect the number of days since the Class R-1, R-2 and R-3 shares registration statement was declared effective by the SEC on September 13, 2004).

[3]	Ratio reflects the expenses of both the Fund and its corresponding Master Portfolio.

[4]	Ratio also reflects 60% of the Equity Fund Institutional Class expenses plus 40% of the Bond Fund Institutional Class expenses. The Equity and Bond Fund targets a 60%/40% investment ratio between the Equity Fund and the Bond Fund. This ratio may vary slightly from 60%/40% throughout the year. At December 31, 2004 the ratio was 60.8%/39.2%.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares	Value
Common Stocks (96.07%)

Agriculture, Foods, & Beverage (10.93%)
Archer-Daniels-Midland Co.	237,550	$5,299,741
Campbell Soup Co.	31,300	935,557
Hershey Foods Corp.	22,600	1,255,204
Kellogg Co.	55,600	2,483,096
McCormick & Co. Inc.	57,700	2,227,220
Nestle SA ADR	59,400	3,885,211
Pepsico Inc.	78,800	4,113,360
Sara Lee Corp.	45,400	1,095,956
Sysco Corp.	78,900	3,011,613
The Coca-Cola Co.	89,500	3,725,885

		28,032,843

Banks (6.98%)
Bank of America Corp.	44,000	2,067,560
Bank of New York Inc.	1,800	60,156
Fifth Third Bancorp	25,800	1,219,824
M&T Bank Corp.	20,100	2,167,584
Northern Trust Corp.	27,900	1,355,382
Popular Inc.	58,600	1,689,438
SunTrust Banks Inc.	39,200	2,896,096
Wells Fargo & Co.	103,400	6,426,310

		17,882,350

Chemicals (3.13%)
Air Products & Chemicals Inc.	51,100	2,962,267
EI du Pont de Nemours and Co.	19,500	956,475
Sigma-Aldrich Corp.	48,800	2,950,448
The Dow Chemical Co.	23,100	1,143,681

		8,012,871

Computer Software & Services (8.84%)
Applied Materials Inc. (a)	120,400	2,058,840
Automatic Data Processing Inc.	59,600	2,643,260
Check Point Software Technologies Ltd. (a)	10,950	269,698
Intel Corp.	222,200	5,197,258
Intuit Inc. (a)	7,500	330,075
KLA Tencor Corp. (a)	13,900	647,462
Linear Technology Corp.	33,600	1,302,336
Microsoft Corp.	312,300	8,341,533
SAP AG	10,500	1,871,839

		22,662,301

Computers (4.62%)
Hewlett-Packard Co.	286,200	6,001,614
International Business Machines Corp.	59,400	5,855,652

		11,857,266

Consumer & Marketing (4.81%)
AptarGroup Inc.	30,000	1,583,400
Colgate-Palmolive Co.	50,000	2,558,000
The Gillette Co.	61,200	2,740,536
The Procter & Gamble Co.	76,800	4,230,144
Unilever NV ADR	18,300	1,220,793

		12,332,873

Electronic/Electrical Mfg. (5.29%)
Agilent Technologies Inc. (a)	27,400	660,340
Emerson Electric Co.	23,900	1,675,390
Freescale Semiconductor Inc. Class B (a)	9,650	177,174
General Electric Co.	294,100	10,734,650
Lattice Semiconductor Corp. (a)	3,900	22,230
Texas Instruments Inc.	11,800	290,516

		13,560,300

Financial Services (5.46%)
American Express Co.	9,500	535,515
Citigroup Inc.	126,900	6,114,042
First Data Corp.	8,200	348,828
MBNA Corp.	82,000	2,311,580
Wachovia Corp.	89,132	4,688,343

		13,998,308

Health Care (11.58%)
Abbott Laboratories	66,300	3,092,895
Allergan Inc.	11,200	907,984
Amgen Inc. (a)	11,500	737,725
Baxter International Inc.	26,500	915,310
Beckman Coulter Inc.	2,000	133,980
Biomet Inc.	23,550	1,021,835
Eli Lilly & Co.	58,800	3,336,900
GlaxoSmithKline PLC ADR	3,300	156,387
Johnson & Johnson	131,800	8,358,756
Medtronic Inc.	19,800	983,466
Merck & Co. Inc.	73,600	2,365,504
Novartis AG-ADR	14,900	753,046
Pfizer Inc.	222,580	5,985,176
Teva Pharmaceutical Industries Ltd.	31,200	931,632

		29,680,596

Machinery & Manufacturing (4.47%)
3M Co.	42,200	3,463,354
Caterpillar Inc.	47,800	4,660,978
Illinois Tool Works Inc.	36,100	3,345,748

		11,470,080

Media & Broadcasting (3.33%)
Lee Enterprises Inc. Class B (b)	3,800	175,104
Reuters Group PLC ADR	16,400	704,380
The Walt Disney Co.	147,000	4,086,600

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Media & Broadcasting (Cont.)
Viacom Inc. Class B (a)	98,300	$3,577,137

		8,543,221

Mining & Metals (3.07%)
BHP Billiton PLC	197,010	2,306,266
Newmont Mining Corp. Holding Co.	9,600	426,336
Nucor Corp.	46,400	2,428,576
Rio Tinto PLC ADR	22,700	2,706,067

		7,867,245

Oil & Gas (13.53%)
Anadarko Petroleum Corp.	25,800	1,672,098
Baker Hughes Inc.	12,600	537,642
BG Group PLC	334,600	2,271,248
BP PLC ADR	117,100	6,838,640
ChevronTexaco Corp.	99,000	5,198,490
Devon Energy Corp.	36,800	1,432,256
Exxon Mobil Corp.	192,100	9,847,046
Murphy Oil Corp.	3,000	241,350
Royal Dutch Petroleum Co. ADR	70,300	4,033,814
Tidewater Inc.	16,500	587,565
Western Gas Resources Inc.	68,800	2,012,400

		34,672,549

Retailers (3.57%)
Home Depot Inc.	19,200	820,608
Wal-Mart Stores Inc.	141,300	7,463,466
Walgreen Co.	22,500	863,325

		9,147,399

Telecom & Telecom Equipment (5.29%)
ADC Telecommunications Inc. (a)	56,100	150,348
BellSouth Corp.	45,300	1,258,887
Cisco Systems Inc. (a)	140,700	2,715,510
Corning Inc. (a)	37,500	441,375
Motorola Inc.	102,200	1,757,840
Nokia Corp. ADR	116,500	1,825,555
SBC Communications Inc.	97,000	2,499,690
Verizon Communications	32,200	1,304,422
Vodafone Group PLC ADR	59,010	1,615,694

		13,569,321

Utilities & Energy (1.17%)
Duke Energy Corp.	118,000	2,988,940

Total Common Stocks (cost $218,012,606)		246,278,463

Short-term Investments (4.03%)
JPMorgan Treasury Plus Money Market Fund	10,321,271	10,321,271

Total Short-term Investments (cost $10,321,271)		10,321,271

TOTAL INVESTMENTS (100.10%) (cost $228,333,877)		256,599,734

LIABILITIES, NET OF OTHER ASSETS (-0.10%)		(255,390)

NET ASSETS (100.00%)		$256,344,344

(a)	Non-income producing security.
(b)	Illiquid and fair valued due to sales restrictions on Class B shares. At December 31, 2004, the value of this security amounted to $175,104 or 0.07% of net assets.

ADR - American Depository Receipt

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares	Value
Common Stocks (95.87%)

Consumer Discretionary (19.05%)
ADVO Inc.	35,200	$1,254,880
Alloy Inc. (a)	46,200	372,834
Arbitron Inc. (a)	38,300	1,500,594
Beazer Homes USA Inc.	15,700	2,295,497
Blue Nile Inc. (a)	10,000	276,200
Borders Group Inc.	9,300	236,220
Borg Warner Inc.	4,600	249,182
California Pizza Kitchen Inc. (a)	59,200	1,361,600
Christopher & Banks Corp.	28,000	516,600
Emmis Communications Corp. Class A (a)	10,000	191,900
Entercom Communications Corp. (a)	5,300	190,217
Four Seasons Hotels Inc.	6,200	507,098
Furniture Brands International Inc.	56,000	1,402,800
Insight Communications Inc. Class A (a)	63,000	584,010
Jarden Corp. (a)	25,000	1,086,000
Libbey Inc.	19,500	433,095
Lithia Motors Inc. Class A	25,700	689,274
OfficeMax Inc.	10,771	337,994
Orient Express Hotels Ltd. Class A	43,700	898,909
Petco Animal Supplies Inc. (a)	24,000	947,520
PF Chang’s China Bistro Inc. (a)	14,600	822,710
Proquest Co. (a)	200	5,940
Radio One Inc. Class A (a)	4,000	64,400
Radio One Inc. Class D (a)	61,000	983,320
Reader’s Digest Association Inc.	64,400	895,804
Restoration Hardware Inc. (a)	40,700	233,618
Ruby Tuesday Inc.	30,400	792,832
Six Flags Inc. (a)	129,300	694,341
Sports Authority Inc. (a)	7,100	182,825
Station Casinos Inc.	13,700	749,116
Steiner Leisure Ltd. (a)	11,900	355,572
Tweeter Home Entertainment Group Inc. (a)	23,200	158,920
ValueVision Media Inc. Class A (a)	42,100	585,611
Warnaco Group Inc. (a)	49,100	1,060,560
World Wrestling Entertainment	11,400	138,282

		23,056,275

Consumer Staples (2.25%)
Central Garden & Pet Co. (a)	6,800	283,832
Corn Products International Inc.	4,100	219,596
Fresh Del Monte Produce	7,400	219,114
Interstate Bakeries Corp.	80,200	513,280
Performance Food Group Co. (a)	37,800	1,017,198
Tootsie Roll Industries Inc.	8,238	285,282
WD-40 Co.	6,600	187,506

		2,725,808

Energy (4.51%)
Cabot Oil & Gas Corp.	3,400	150,450
Delta Petroleum Corp. (a)	35,000	548,800
Energy Partners Ltd. (a)	21,200	429,724
Helmerich & Payne Inc.	37,000	1,259,480
Hydril (a)	18,400	837,384
Key Energy Services Inc. (a)	17,000	200,600
Newpark Resources Inc. (a)	134,800	694,220
San Juan Basin Royalty Trust	24,500	721,280
SEACOR Holdings Inc. (a)	3,200	170,880
Spinnaker Exploration Co. (a)	5,500	192,885
St. Mary Land & Exploration Co.	5,900	246,266

		5,451,969

Financial Services (18.87%)
American Capital Strategies Ltd.	28,500	950,475
American Financial Realty Trust	10,500	169,890
AmeriCredit Corp. (a)	55,500	1,356,975
Annaly Mortgage Management Inc.	34,100	669,042
Anthracite Capital Inc.	70,600	872,616
Citizens Banking Corp.	37,900	1,301,865
Endurance Specialty Holdings Ltd.	13,500	461,700
Federal Agricultural Mortgage Corp. Class C	16,300	379,790
First American Corp.	18,000	632,520
First Community Bancorp Inc.	1,000	42,700
First Midwest Bancorp Inc.	13,000	471,770
Firstfed Financial Corp. (a)	7,500	389,025
Franklin Bank Corp. (a)	11,600	211,700
Fulton Financial Corp.	16,495	384,498
Gramercy Capital Corp. (a)	17,500	360,500
Greater Bay Bancorp	14,000	390,320
Harbor Florida Bancshares Inc.	16,000	553,760
LaSalle Hotel Properties	2,700	85,941
Luminent Mortgage Capital Inc.	11,100	132,090
Max Re Capital Ltd.	17,700	377,541
Medallion Financial Corp.	24,000	232,800
Meristar Hospitality Corp. Inc. (a)	42,100	351,535
MFA Mortgage Investments Inc.	52,000	458,640
National Financial Partners Corp.	49,800	1,932,240
Netbank Inc.	23,100	240,471
Pan Pacific Retail Properties Inc.	5,900	369,930
Philadelphia Consolidated Holding Corp. (a)	3,700	244,718
Placer Sierra Bancshares	16,800	477,792
Provident Bankshares Corp.	33,518	1,219,050
Saxon Capital Inc.	26,600	638,134
Silicon Valley Bancshares (a)	6,600	295,812
SL Green Realty Corp.	35,100	2,125,305
Sterling Bancshares Inc.	32,300	460,921
Trammell Crow Co. (a)	58,400	1,057,624
Umpqua Holdings Corp.	35,500	894,955
WR Berkley Corp.	16,875	795,994

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Financial Services (Cont.)
Zenith National Insurance Corp.	17,000	$847,280

		22,837,919

Health Care (10.19%)
Advisory Board Co. (a)	9,800	361,424
Alnylam Pharmaceuticals Inc. (a)	11,700	86,346
American Healthways Inc. (a)	8,000	264,320
American Pharmaceutical Partners (a)	7,500	280,575
AMN Healthcare Services Inc. (a)	42,037	668,809
Amylin Pharmaceuticals Inc. (a)	49,800	1,163,328
AtheroGenics Inc. (a)	40,800	961,248
Candela Corp. (a)	31,500	357,840
Cell Therapeutics Inc. (a)	22,100	179,894
Cotherix Inc. (a)	15,900	189,528
CTI Molecular Imaging Inc. (a)	72,000	1,021,680
Cytokinetics Inc. (a)	7,900	80,975
Eyetech Pharmaceuticals Inc. (a)	4,700	213,850
ID Biomedical Corp. (a)	15,400	229,306
Illumina Inc. (a)	48,900	463,572
Inspire Pharmaceuticals Inc. (a)	34,500	578,565
Magellan Health Services Inc. (a)	16,400	560,224
NPS Pharmaceuticals Inc. (a)	11,300	206,564
Protein Design Labs Inc. (a)	22,100	456,586
Qiagen N. V. (a)	47,800	523,410
Renovis Inc. (a)	29,200	419,896
SonoSite Inc. (a)	5,500	186,725
Vicuron Pharmaceuticals Inc. (a)	42,900	746,889
VistaCare Inc. Class A (a)	37,800	628,614
Wilson Greatbatch Technologies (a)	23,100	517,902
Wright Medical Group, Inc. (a)	34,600	986,100

		12,334,170

Industrials (11.49%)
Actuant Corp. Class A (a)	28,500	1,486,275
Alaska Air Group Inc. (a)	27,700	927,673
Albany International Corp. Class A	10,000	351,600
ANC Rental Corp. (a) (b)	36,400	3
Celadon Group Inc. (a)	18,200	404,950
Central Freight Lines Inc. (a)	10,300	64,890
Delta Air Lines Inc. (a)	198,300	1,483,284
Devry Inc. (a)	7,600	131,936
Exponent Inc. (a)	14,700	404,103
G&K Services Inc. Class A	18,400	798,928
Kirby Corp. (a)	8,400	372,792
Laureate Education Inc. (a)	7,100	313,039
Northwest Airlines Corp. (a)	65,300	713,729
Orbital Sciences Corp. (a)	83,700	990,171
Pacer International Inc. (a)	26,300	559,138
Pinnacle Airlines Corp. (a)	57,800	805,732
Power-One Inc. (a)	60,400	538,768
Resources Connection Inc. (a)	5,900	320,429
School Speciality Inc. (a)	20,900	805,904
Swift Transportation Inc. (a)	24,500	526,260
Tennant Co.	8,100	321,165
Tetra Tech Inc. (a)	30,200	505,548
United Stationers Inc. (a)	7,200	332,640
West Corportation (a)	22,500	744,975

		13,903,932

Materials & Processes (3.75%)
AptarGroup Inc.	26,200	1,382,836
Glatfelter	51,700	789,976
Methanex Corp.	129,800	2,370,148

		4,542,960

Technology (22.52%)
Advanced Energy Industries Inc. (a)	115,800	1,057,254
Alliance Fiber Optic Products Inc. (a)	138,300	207,450
Altiris Inc. (a)	7,300	258,639
Applied Micro Circuits Corp. (a)	74,300	312,803
Ariba Inc. (a)	14,066	233,495
Ascential Software Corp. (a)	14,200	231,602
ASM International NV (a)	33,200	544,812
Atheros Communications (a)	42,500	435,625
Benchmark Electronics Inc. (a)	27,300	930,930
Blackboard Inc. (a)	3,900	57,759
Brocade Communications Systems Inc. (a)	126,900	969,516
Captiva Software Corp. (a)	16,300	166,260
CNET Networks Inc. (a)	18,500	207,755
Credence Systems Corp. (a)	106,500	974,475
Cymer Inc. (a)	61,300	1,810,802
Dot Hill Systems Corp. (a)	103,200	809,088
Electro Scientific Industries Inc. (a)	33,200	656,032
Embarcadero Technologies Inc. (a)	13,300	125,153
Emcore Corp. (a)	104,300	364,007
Fairchild Semiconductor International (a)	49,600	806,496
FEI Co. (a)	29,700	623,700
Formfactor Inc. (a)	9,100	246,974
Gateway Inc. (a)	132,800	798,128
Helix Technology Corp.	12,900	224,331
Intergraph Corp. (a)	5,700	153,501
Ixia (a)	9,000	151,290
JAMDAT Mobile Inc. (a)	2,300	47,495
Kulicke & Soffa Industries Inc. (a)	67,900	585,298
LTX Corp. (a)	79,600	612,124
Macromedia Inc. (a)	22,100	687,752
MatrixOne Inc. (a)	62,800	411,340
MIPS Technologies Inc. (a)	105,300	1,037,205
MKS Instruments Inc. (a)	51,300	951,615
Netgear Inc. (a)	18,300	332,877
Netlogic Microsystems Inc. (a)	19,300	192,807
Novatel Wireless Inc. (a)	24,700	478,686

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Technology (Cont.)
Overland Storage Inc. (a)	40,000	$667,600
Pinnacle Systems Inc. (a)	65,400	398,940
Pixelworks Inc. (a)	82,100	931,014
Plexus Corp. (a)	66,200	861,262
Polycom Inc. (a)	22,600	527,032
Power Integrations Inc. (a)	9,400	185,932
Quest Software Inc. (a)	25,700	409,915
Rudolph Technologies Inc. (a)	19,500	334,815
SCO Group Inc. (a)	38,800	164,512
Sigmatel Inc. (a)	9,500	337,535
SupportSoft Inc. (a)	38,000	253,080
SYNNEX Corp. (a)	19,600	471,576
TNS Inc. (a)	20,400	445,740
TranSwitch Corp. (a)	163,300	251,482
United Online Inc. (a)	76,200	878,586
Veeco Instruments Inc. (a)	49,100	1,034,537
X-Rite Inc.	14,800	236,948
Zygo Corp. (a)	13,900	163,881

		27,249,463

Telecommunication Services (0.59%)
Arbinet-Thexchange Inc. (a)	1,700	42,245
Callwave Inc. (a)	13,300	205,352
General Communication Inc. Class A (a)	22,900	252,816
Hickory Tech Corp.	19,700	210,593

		711,006

Utilities (2.65%)
CMS Energy Corp. (a)	174,100	1,819,345
Energen Corp.	3,800	224,010
SEMCO Energy Inc.	6,400	34,176
Southwest Gas Corp.	34,300	871,220
Westar Energy Inc.	11,300	258,431

		3,207,182

Total Common Stocks (cost $97,155,891)		116,020,684

Short-term Investments (4.27%)
JPMorgan 100% US Treasury Securities Money Market Fund	1,002,743	$1,002,743
JPMorgan Treasury Plus Money Market Fund	4,170,428	4,170,428

Total Short-term Investments (cost $5,173,171)		5,173,171

TOTAL INVESTMENTS (100.14%) (cost $102,329,062)		121,193,855

LIABILITIES, NET OF OTHER ASSETS (-0.14%)		(170,104)

NET ASSETS (100.00%)		$121,023,751

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $3 or less than 0.01% of net assets.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares	Value
Common Stocks (96.23%)

Australia (2.36%)
Amcor Ltd.	18,400	$105,487
Aust and NZ Banking Group	16,700	268,205
BHP Billiton Ltd.	3,812	45,611
Brambles Industries Ltd.	6,630	35,941
Foster’s Group Ltd.	32,370	146,190
Insurance Australia Group	32,600	163,502
National Australia Bank Ltd.	9,559	214,883
Promina Group Ltd.	23,200	97,718
Rinker Group Ltd.	22,945	190,604
Wesfarmers Ltd.	4,900	152,116
WMC Resources Ltd.	24,400	137,411
Woolworths Ltd.	13,800	161,568

		1,719,236

Austria (0.31%)
Erste Bank Der Oester Spark	3,400	181,122
Telekom Austria AG	2,526	47,765

		228,887

Belgium (0.43%)
SES Globel FDR	13,000	167,404
UCB SA	2,900	147,018

		314,422

Canada (4.22%)
Abitibi Consolidated Inc.	14,500	99,667
Alcan Inc.	13,000	636,099
CAMECO Corp.	6,900	240,871
Great West Lifeco Inc.	4,800	106,649
INCO (a)	7,700	283,206
Manulife Financial Corp.	3,700	170,575
Potash Corp. of Saskatchewan	3,600	298,827
Suncor Energy Inc.	4,800	169,360
Telus Corp.	5,700	171,801
Telus Corp.-Non Voting	8,400	242,836
Thompson Corp.	10,300	363,487
Thomson Corp.	8,500	298,989

		3,082,367

Denmark (0.40%)
Novo Nordisk AS	3,700	201,681
TDC AS	2,200	92,947

		294,628

Finland (0.45%)
Nokia OYJ	19,800	311,868
UPM-Kymmene OYJ	700	15,523

		327,391

France (10.83%)
Accor SA	5,400	235,768
Air Liquide	2,873	529,632
BNP Paribas	17,800	1,286,017
Bouygues	20,800	958,610
Carrefour SA	2,800	132,991
Essilor International	3,300	257,877
Groupe Danone	4,600	423,689
L’Oreal	3,700	280,107
Michelin (CGDE) Class B	2,300	147,122
Renault SA	3,600	300,352
Sanofi-Aventis	1,416	113,052
Sanofi-Aventis	27,900	2,223,725
Schneider Electric SA	5,800	402,529
Societe Generale	2,200	222,017
Vivendi Universal SA (a)	12,200	388,456

		7,901,944

Germany (5.56%)
Allianz AG	3,500	463,039
Bayerische Hypo-Und Vereinsbank	900	20,471
Bayerische Hypo-Und Vereinsbank (a)	13,100	296,543
Bayerische Motoren Werke AG	3,800	171,010
DaimlerChrysler AG	13,300	635,673
Deutsche Bank AG	2,800	247,915
Deutsche Boerse AG	4,516	271,057
E.On AG	3,900	354,509
Infineon Technologies AG (a)	14,300	154,682
Metro AG	2,600	142,699
Muenchener Rueckver AG (b)	550	67,378
Muenchener Rueckver AG	1,430	175,380
Royal Dutch Petroleum	1,200	68,838
SAP AG	1,300	231,546
SAP AG Sponsored	1,000	44,210
Siemans AG	6,750	570,754
Volkswagen AG	3,100	140,138

		4,055,842

Hong Kong (1.13%)
Bank of East Asia	38,600	119,934
Espirit Holdings Ltd. (b)	10,000	60,468
Espirit Holdings Ltd.	12,600	76,193
Hang Lung Properties Ltd.	75,000	115,793
Hang Seng Bank Ltd.	8,300	115,330
Li & Fung Ltd.	124,000	208,993
Shangri-La Asia Ltd.	1,230	1,765
Swire Pacific Ltd. Class A	15,000	125,442

		823,918

Ireland (0.60%)
CRH PLC	10,925	291,438
Elan Corp. PLC (a)	5,400	147,150

		438,588

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Italy (0.96%)
ENI SpA	19,200	$479,392
Unicredito Italiano SpA	38,800	222,470

		701,862

Japan (23.28%)
Advantest Corp.	2,200	188,461
Aeon Co. Ltd.	30,000	499,951
Aiful Corp.	1,405	154,316
Bridgestone Corp.	1,000	19,881
Canon Inc.	4,500	242,520
Daito Trust Construction Co. Ltd.	900	42,715
East Japan Railway Co.	22	122,210
Fanuc Ltd.	4,900	319,949
Furukawa Electric Co. Ltd. (a)	24,000	132,853
Hirose Electric Co. Ltd.	2,800	326,908
Honda Motor Co. Ltd.	2,400	124,198
Hoya Corp.	1,700	191,687
JS Group Corp	7,000	126,956
Japan Airlines Corp. (a)	23,000	66,572
Kansai Electric Power	13,200	267,576
Keyence Corp.	600	134,256
Konica Minolta Holdings Inc.	23,000	304,844
Kyocera Corp.	1,700	130,718
Millea Holdings Inc.	37	548,095
Mitsubishi Corp.	27,000	348,387
Mitsubishi Estate Co. Ltd.	55,000	643,212
Mitsubishi Heavy Industries Ltd.	37,000	104,931
Mitsubishi Motor Corp. (a)	40,000	45,610
Mitsubishi Tokyo Financial	48	486,502
Mitsui & Co. Ltd	16,000	143,300
Mitsui Fudosan Co. Ltd.	24,000	291,200
Mitsui Sumitomo Insurance Co.	53,830	466,901
Mizuho Financial Group Inc.	33	165,949
Murata Manufacturing Co. Ltd.	2,700	150,775
NEC Corp.	26,000	161,407
Nidec Corp.	2,000	243,446
Nikko Cordial Corp.	29,000	153,465
Nikon Corp.	15,000	185,070
Nintendo Co. Ltd.	2,100	263,395
Nippon Electric Glass Co. Ltd.	2,000	51,067
Nissan Motor Co. Ltd.	53,000	575,402
Nitto Denko Corp.	3,600	197,174
NTT Corp.	50	224,150
Omron Corp.	6,000	142,969
Orix Corp.	4,700	637,599
Ricoh Co. Ltd.	7,000	134,870
Rohm Co. Ltd.	2,000	206,608
Sankyo Co. Ltd.	18,600	419,637
Sekisui House Ltd.	32,000	372,361
Shimamura Co. Ltd.	1,200	87,477
Shionogi & Co. Ltd.	15,000	207,144
SMC Corp.	2,600	297,222
Softbank Corp.	4,000	194,523
Sompo Japan Insurance Inc.	16,000	162,791
Sony Corp.	5,100	196,823
Sumitomo Chemical Co. Ltd.	50,000	244,616
Sumitomo Mitsui Financial Gr	88	638,924
Suzuki Motor Corp.	26,000	474,340
T&D Holdings Inc. (a)	2,150	102,670
Takeda Pharmaceutical Co. Ltd.	6,300	316,811
TDK Corp.	1,800	133,145
Tokyo Electron Ltd.	8,500	522,707
Tokyo Gas Co. Ltd.	45,000	184,193
Toyota Motor Corp.	11,900	483,608
UFJ Holdings Inc (a)	164	992,535
UNI Charm Corp.	3,100	148,338
Yahoo! Japan Corp. (a)	31	148,641
Yamada Denki Co. Ltd.	3,900	166,855
Yamanouchi Pharmaceutical	4,000	155,540
Yamato Transport Co. Ltd.	25,000	370,334

		16,989,290

Netherlands (10.74%)
ABN Amro Holdings NV	40,120	1,059,918
Aegon NV	57,434	780,853
ASML Holding NV (a)	9,100	145,677
Heineken NV	26,462	879,872
ING Groep NV CVA	20,426	616,322
Koninkijke KPN NV	116,600	1,104,779
Koninklijke Numico NV (a)	3,500	125,865
Philips Electronics NV	5,100	134,874
Reed Elsevier NV	6,400	87,012
Royal Dutch Petroleum Ordinary	33,400	1,917,341
Royal Dutch Petroleum	3,600	206,568
Stmicroelectronics NV	13,200	256,759
TPG NV	8,300	224,788
Unilever NV CVA	700	46,807
VNU NV	8,632	254,256

		7,841,691

Norway (0.90%)
DNB Nor ASA	17,200	169,066
Norsk Hydro ASA	1,900	149,094
Norske Skogindustrier Class ASA	4,400	94,823
Statoil ASA	15,400	240,676

		653,659

Portugal (0.21%)
Portugal Telecom SGPS SA	12,700	156,655

Singapore (1.14%)
Singapore Telecommunications (b)	505,330	737,211

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Singapore (Cont.)
Venture Corp. Ltd.	10,000	$97,462

		834,673

Spain (4.38%)
Banco Bilbao Vizcaya Argenta	58,000	1,025,978
Banco Santander Central Hisp	27,600	341,570
Iberdrola SA	6,900	174,900
Inditex	17,400	511,810
Repsol YPF SA	6,100	158,425
Telefonica SA	52,471	985,785

		3,198,468

Sweden (0.89%)
Ericsson LM Telephone Co. (a)	4,100	129,109
Ericsson LM Class B (a)	113,000	359,965
ForeningsSparbanken	100	2,487
Scania AB Class B	4,000	158,074

		649,635

Switzerland (10.19%)
Adecco SA	2,880	144,632
CIE Fincance Richemont Class A	25,087	832,932
Credit Suisse Group (a)	9,891	414,728
Holcim Ltd.	13,946	837,983
Nestle SA	3,860	1,007,325
Novartis AG	28,770	1,446,071
Roche Holding AG	1,164	133,656
Serono SA Class B	228	149,800
Swiss Reinsurance	10,216	726,770
Swisscom AG	2,260	888,140
Syngenta AG (a)	2,015	213,519
Synthes Inc. (a)	1,340	149,868
UBS AG	5,926	495,653

		7,441,077

United Kingdom (17.06%)
ARM Holdings PLC	35,400	75,034
Associted British Foods PLC	7,800	116,778
Astrazeneca PLC	39,600	1,437,003
BAE Systems PLC	10,700	47,310
Barclays PLC	13,200	148,377
BG Group PLC	67,100	455,638
BHP Billiton PLC	16,310	191,000
Brambles Industries PLC	18,000	89,858
Centrica PLC	25,560	115,831
Compass Group PLC	33,100	156,350
Diageo PLC	31,900	454,646
GlaxoSmithKline PLC	4,500	105,482
HBOS PLC	44,600	725,479
HSBC Holdings PLC	36,000	606,995
Lloyds TSB Group PLC	15,900	144,262

	Shares or principal amount	Value
Common Stocks (Cont.)

United Kingdom (Cont.)
National Grid Transco PLC	42,800	$407,211
Pearson PLC	40,000	482,235
Reckitt Benckiser PLC	4,700	141,905
Reed Elsevier PLC	50,600	466,378
Rio Tinto PLC	8,200	241,129
Royal Bank of Scotland Group (b)	6,700	224,973
Royal Bank of Scotland Group	26,200	880,693
Shell Transport & Trading Co. PLC	14,800	126,049
Smiths Group PLC	14,500	228,630
Standard Chartered PLC	23,900	444,009
Unilever PLC	69,600	682,887
Vodafone Group PLC	1,035,300	2,805,101
Wolseley PLC	8,800	164,328
Xstrata PLC	16,250	290,511

		12,456,082

United States (0.19%)
News Corp. Inc. CDI	7,329	136,055

Total Common Stocks (cost $58,751,949)		70,246,370

Foreign Corporate Bonds (0.88%)

Cayman Islands (0.77%)
SMFG Finance (Cayman) Ltd. CV
2.250%, 07/11/2005	$24,000,000	$557,377

United Kingdom (0.11%)
Credit Suisse GP Finance CV
6.000%, 12/23/2005	68,000	81,457

Total Foreign Corporate Bonds (cost $324,545)		638,834

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
Repurchase Agreement (3.20%)
IBT Repurchase Agreement, (c) 1.750%, to be repurchased at $2,337,789 on 01/03/2005	$2,337,447	$2,337,447

Total Repurchase Agreement (cost $2,337,447)		2,337,447

TOTAL INVESTMENTS (100.31%) (cost $61,413,943)		73,222,651

LIABILITIES AND CASH, NET OF OTHER ASSETS (-0.31%)		(228,098)

NET ASSETS (100.00%)		$72,994,553

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $1,090,030 or 1.49% of net assets.
(c)	Repurchase Agreement is fully collateralized by U.S. Treasury or Government Agency Securities with a market value of $2,454,320 as of December 31, 2004.

Approximately 33.83% of the investment securities are denominated in the Euro, followed by 23.96% in the Japanese Yen, 15.05% in the British Pound, 13.60% in the Swiss Franc, 4.80% in the United States Dollar, 2.67% in the Swedish Krone and 2.53% in the Australian Dollar. The remaining investment securities, representing 3.56% of total investments, are denominated in five currencies, each of which represents less than 1.14% of total investments.

FDR - Fiduciary Depository Receipts

INTERNATIONAL FUND INDUSTRY CLASSIFICATIONS

Industry	Value	%
Financials	$19,591,646	26.84%
Consumer Discretionary	8,846,990	12.12
Telecommunication Services	8,415,779	11.53
Health Care	7,611,515	10.43
Information Technology	5,864,328	8.03
Consumer Staples	5,391,617	7.38
Materials	4,940,517	6.77
Industrials	4,108,376	5.63
Energy	3,971,381	5.44
Utilities	1,504,221	2.06

Total Stocks	70,246,370	96.23
Foreign Corporate Bonds	638,834	0.88
Repurchase Agreement	2,337,447	3.20
Liabilities and Cash, Net of Other Assets	(228,098)	(0.31)

Net Assets	$72,994,553	100.00%

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares	Value
Registered Investment Companies (99.13%)
State Farm Mutual Fund Trust Bond Fund Institutional Shares (38.85%) (a)	6,057,295	$64,449,618
State Farm Mutual Fund Trust Equity Fund Institutional Shares (60.28%) (a)	11,989,339	99,991,090

Total Registered Investment Companies (cost $156,561,988)		164,440,708

TOTAL INVESTMENTS (99.13%) (cost $156,561,988)		164,440,708

CASH AND OTHER ASSETS, NET OF LIABILITIES (0.87%)		1,443,638

NET ASSETS (100.00%)		$165,884,346

(a)	Issuer is affiliated with the Equity and Bond Fund’s Investment Adviser.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

	Principal amount	Value
Corporate Bonds (38.32%)

Aerospace/Defense (0.39%)
General Dynamics Corp.
4.250%, 05/15/2013	$1,000,000	$979,286

Agriculture, Foods, & Beverage (2.83%)
Coca-Cola Enterprises Inc.
2.500%, 09/15/2006	1,000,000	985,663
Bottling Group LLC
2.450%, 10/16/2006	500,000	492,357
General Mills Inc.
2.625%, 10/24/2006	500,000	491,499
Kellogg Co.
2.875%, 06/01/2008	500,000	485,641
Sara Lee Corp.
2.750%, 06/15/2008	1,000,000	968,458
Kraft Foods Inc.
4.125%, 11/12/2009	1,000,000	994,528
ConAgra Inc.
7.875%, 09/15/2010	500,000	587,372
Kellogg Co.
6.600%, 04/01/2011	500,000	560,112
General Mills Inc.
6.000%, 02/15/2012	500,000	542,569
Bottling Group LLC
4.625%, 11/15/2012	500,000	507,806
Coca-Cola Bottling Co.
5.300%, 04/01/2015	500,000	498,005

		7,114,010

Automotive (1.82%)
Daimler Chrysler North America
6.400%, 05/15/2006	500,000	520,146
Toyota Motor Credit Corp.
2.875%, 08/01/2008	1,000,000	971,545
Ford Motor Credit Co.
5.625%, 10/01/2008	500,000	511,084
Goodyear Tire & Rubber Co.
7.857%, 08/15/2011	500,000	507,500
General Motors Acceptance Corp.
6.875%, 09/15/2011	500,000	512,397
General Motors Corp.
7.125%, 07/15/2013	500,000	511,666
Daimler Chrysler North America
6.500%, 11/15/2013	500,000	542,307
Ford Motor Co.
7.450%, 07/16/2031	500,000	502,869

		4,579,514

Banks (1.97%)
Wells Fargo & Co.
7.250%, 08/24/2005	500,000	512,966
JPMorgan Chase & Co.
3.625%, 05/01/2008	500,000	496,457
Bank One Corp.
2.625%, 06/30/2008	1,000,000	960,100
Bank of America Corp.
3.250%, 08/15/2008	1,000,000	982,945
Wells Fargo & Co.
4.200%, 01/15/2010	1,000,000	1,004,064
Bank of America Corp.
4.250%, 10/01/2010	1,000,000	997,436

		4,953,968

Building Materials & Construction (1.02%)
Masco Corp.
6.750%, 03/15/2006	500,000	520,845
Hanson Australia Funding
5.250%, 03/15/2013	500,000	509,393
Leggett & Platt Inc.
4.700%, 04/01/2013	500,000	501,661
CRH America Inc.
5.300%, 10/15/2013	1,000,000	1,029,611

		2,561,510

Chemicals (1.27%)
Air Products & Chemicals Inc.
4.125%, 12/01/2010	1,000,000	994,060
EI du Pont de Nemours and Co.
4.125%, 03/06/2013	500,000	486,279
4.875%, 04/30/2014	500,000	510,292
PPG Industries Inc.
7.400%, 08/15/2019	500,000	597,286
The Dow Chemical Co.
7.375%, 11/01/2029	500,000	606,641

		3,194,558

Commercial Service/Supply (0.40%)
Pitney Bowes Inc.
4.625%, 10/01/2012	500,000	505,470
4.875%, 08/15/2014	500,000	505,138

		1,010,608

Computers (0.40%)
Hewlett-Packard Co.
7.150%, 06/15/2005	500,000	509,516
International Business Machines Corp.
4.250%, 09/15/2009	500,000	505,915

		1,015,431

Consumer & Marketing (2.83%)
The Procter & Gamble Co.
4.000%, 04/30/2005	500,000	502,511

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
Corporate Bonds (Cont.)

Consumer & Marketing (Cont.)
The Gillette Co.
4.000%, 06/30/2005	$500,000	$502,651
2.500%, 06/01/2008	500,000	486,090
The Procter & Gamble Co.
3.500%, 12/15/2008	500,000	497,375
Clorox Co. (a)
4.200%, 01/15/2010	500,000	502,537
Newell Rubbermaid Inc.
4.000%, 05/01/2010	500,000	485,203
Avery Dennison Corp.
4.875%, 01/15/2013	500,000	506,454
RR Donnelley & Sons Co.
4.950%, 04/01/2014	1,000,000	1,003,604
The Procter & Gamble Co.
4.950%, 08/15/2014	1,000,000	1,022,500
Clorox Co. (a)
5.000%, 01/15/2015	500,000	508,617
Kimberly Clark Corp.
6.250%, 07/15/2018	1,000,000	1,114,478

		7,132,020

Electronic/Electrical Mfg. (0.76%)
Raytheon Co.
6.550%, 03/15/2010	500,000	550,192
Emerson Electric Co.
7.125%, 08/15/2010	315,000	360,753
General Electric Co.
5.000%, 02/01/2013	500,000	512,982
Emerson Electric Co.
4.500%, 05/01/2013	500,000	495,525

		1,919,452

Financial Services (2.25%)
Household Finance Corp.
8.000%, 05/09/2005	500,000	509,020
Morgan Stanley Dean Witter & Co.
7.750%, 06/15/2005	500,000	510,913
General Electric Capital Corp.
6.800%, 11/01/2005	500,000	515,150
Caterpillar Financial Services Corp.
5.950%, 05/01/2006	500,000	517,271
Caterpillar Financial Services
2.700%, 07/15/2008	500,000	481,672
Caterpiller Financial Services
4.500%, 06/15/2009	500,000	510,479
Household Finance Corp.
4.125%, 11/16/2009	1,000,000	994,623
Citigroup Inc. (a)
5.125%, 05/05/2014	500,000	512,027
5.000%, 09/15/2014	590,000	592,846
Goldman Sachs Group Inc.
5.500%, 11/15/2014	500,000	514,977

		5,658,978

Forest Products & Paper (0.90%)
International Paper Co.
6.750%, 09/01/2011	500,000	560,566
MeadWestvaco Corp.
6.850%, 04/01/2012	500,000	565,336
International Paper Co.
5.250%, 04/01/2016	500,000	499,118
Willamette Industries Inc.
9.000%, 10/01/2021	500,000	647,237

		2,272,257

Health Care (5.18%)
Merck & Co. Inc.
4.125%, 01/18/2005	500,000	500,283
Abbott Laboratories
6.400%, 12/01/2006	500,000	527,992
Bristol-Myers Squibb Co.
4.000%, 08/15/2008	1,000,000	1,005,446
Abbott Laboratories
3.500%, 02/17/2009	500,000	494,886
Hillenbrand Industries
4.500%, 06/15/2009	1,000,000	1,011,613
Amgen Inc. (a)
4.000%, 11/18/2009	500,000	498,449
Merck & Co. Inc.
4.375%, 02/15/2013	500,000	487,932
Wyeth
5.500%, 03/15/2013	500,000	519,661
Becton Dickinson & Co.
4.550%, 04/15/2013	500,000	494,200
Johnson & Johnson
3.800%, 05/15/2013	1,000,000	952,981
Schering Plough Corp.
5.550%, 12/01/2013	1,000,000	1,045,158
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	988,921
GlaxoSmithKline
4.375%, 04/15/2014	1,000,000	974,264
Astrazeneca PLC SP
5.400%, 06/01/2014	1,000,000	1,051,355
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	1,038,846
Amgen Inc. (a)
4.850%, 11/18/2014	500,000	499,971
Baxter International Inc.
4.625%, 03/15/2015	1,000,000	963,310

		13,055,268

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
Corporate Bonds (Cont.)

Machinery & Manufacturing (0.97%)
Deere & Co.
7.850%, 05/15/2010	$500,000	$585,461
Goodrich Corp.
7.625%, 12/15/2012	500,000	592,882
Parker Hannifin Corp.
4.875%, 02/15/2013	500,000	505,399
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	759,761

		2,443,503

Media & Broadcasting (0.84%)
The Walt Disney Co.
5.500%, 12/29/2006	500,000	521,334
Knight-Ridder Inc.
9.875%, 04/15/2009	500,000	610,799
4.625%, 11/01/2014	1,000,000	985,598

		2,117,731

Mining & Metals (1.32%)
Rio Tinto Finance USA Ltd.
2.625%, 09/30/2008	1,000,000	958,829
Alcoa Inc.
7.375%, 08/01/2010	500,000	578,470
6.500%, 06/01/2011	250,000	280,515
BHP Billiton Finance
4.800%, 04/15/2013	500,000	506,570
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	996,367

		3,320,751

Oil & Gas (2.06%)
BP Capital Markets PLC
2.625%, 03/15/2007	1,000,000	986,516
ChevronTexaco
3.500%, 09/17/2007	500,000	502,220
Phillips Petroleum Co.
8.750%, 05/25/2010	500,000	610,186
Marathon Oil Corp.
6.125%, 03/15/2012	500,000	544,816
Southern California Gas
4.800%, 10/01/2012	500,000	507,816
National Fuel Gas Co.
5.250%, 03/01/2013	500,000	508,306
Peoples Gas Lt.
4.625%, 05/01/2013	500,000	494,141
Vectren Utility
5.250%, 08/01/2013	500,000	504,214
Southern California Gas
5.450%, 04/15/2018	500,000	518,303

		5,176,518

Retailers (3.00%)
Target Corp.
7.500%, 02/15/2005	500,000	502,530
Safeway Inc.
4.125%, 11/01/2008	1,000,000	994,128
May Department Stores Co.
4.800%, 07/15/2009	1,000,000	1,016,810
CVS Corp.
4.000%, 09/15/2009	1,000,000	995,300
Home Depot Inc. (a)
3.750%, 09/15/2009	1,000,000	991,046
Safeway Inc.
4.950%, 08/16/2010	500,000	508,979
Albertsons Inc.
7.500%, 02/15/2011	500,000	579,088
Wal-Mart Stores Inc.
4.550%, 05/01/2013	1,000,000	1,009,382
McDonald’s Corp.
4.125%, 06/01/2013	1,000,000	955,736

		7,552,999

Telecom & Telecom Equipment (2.14%)
Cingular Wireless
5.625%, 12/15/2006	500,000	519,314
GTE North Inc.
5.650%, 11/15/2008	500,000	520,915
Vodafone Group PLC
7.750%, 02/15/2010	500,000	580,228
Deutsche Telekom International Financial
8.500%, 06/15/2010	500,000	595,686
Telstra Corp. Ltd.
6.375%, 04/01/2012	500,000	552,554
Alltel Corp.
7.000%, 07/01/2012	500,000	575,740
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	1,019,222
SBC Communications Inc.
5.625%, 06/15/2016	1,000,000	1,033,050

		5,396,709

Utilities & Energy (5.97%)
Dominion Resources Inc.
7.625%, 07/15/2005	500,000	511,871
Duke Energy Field Services
7.500%, 08/16/2005	500,000	513,210
Alabama Power Co.
7.125%, 10/01/2007	300,000	326,457
3.125%, 05/01/2008	500,000	489,741
Pacificorp
4.300%, 09/15/2008	1,000,000	1,009,919
Duke Energy Corp.
4.500%, 04/01/2010	500,000	505,903

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
Corporate Bonds (Cont.)

Utilities & Energy (Cont.)
Commonwealth Edison
4.740%, 08/15/2010	$500,000	$514,889
Puget Sound Energy Inc.
7.690%, 02/01/2011	500,000	584,310
Reliant Energy
7.750%, 02/15/2011	500,000	582,840
Oncor Electric Delivery
6.375%, 05/01/2012	500,000	551,436
Tampa Electric Co.
6.875%, 06/15/2012	500,000	563,717
Northern States Power Co.
8.000%, 08/28/2012	500,000	609,362
Georgia Power
5.125%, 11/15/2012	200,000	206,357
Midamerican Energy Co.
5.125%, 01/15/2013	1,000,000	1,033,741
Florida Power Corp.
4.800%, 03/01/2013	500,000	502,081
Wisconsin Electric Power
4.500%, 05/15/2013	1,000,000	990,542
PSI Energy
5.000%, 09/15/2013	1,000,000	1,006,446
Boston Edison
4.875%, 04/15/2014	1,000,000	1,013,193
Union Elec Co.
5.500%, 05/15/2014	500,000	523,538
Atmos Energy Corp.
4.950%, 10/15/2014	1,000,000	990,989
Union Elec Co.
4.750%, 04/01/2015	500,000	487,422
Commonwealth Edison
4.700%, 04/15/2015	500,000	495,267
Southwestern Electric Power
5.375%, 04/15/2015	500,000	510,170
Equitable Resources Inc.
5.150%, 03/01/2018	500,000	499,161

		15,022,562

Total Corporate Bonds (cost $93,778,584)		96,477,633

Taxable Municipal Bonds (0.76%)

Illinois State
3.850%, 06/01/2013	1,000,000	944,830

New Jersey State Turnpike Authority Tansportation
2.840%, 01/01/2008	1,000,000	972,560

Total Taxable Municipal Bonds (cost $1,998,272)		1,917,390

Foreign Government Bonds (0.21%)

Province of Ontario
5.500%, 10/01/2008	500,000	530,104

Total Foreign Government Bonds (cost $479,459)		530,104

Government Agency Securities (32.08%) (b)

Agency Notes & Bonds (6.51%)
Federal Home Loan Mortgage Corp.
7.000%, 07/15/2005	1,000,000	1,022,370
2.875%, 09/15/2005	1,000,000	1,000,327
6.625%, 09/15/2009	1,000,000	1,118,341
4.500%, 07/15/2013	1,500,000	1,506,337
5.200%, 03/05/2019	2,000,000	1,977,394
Federal National Mortgage Association
2.875%, 10/15/2005	1,000,000	999,989
5.500%, 02/15/2006	500,000	513,340
6.625%, 10/15/2007	500,000	541,867
3.250%, 01/15/2008	3,000,000	2,976,939
3.250%, 08/15/2008	1,500,000	1,480,230
6.625%, 11/15/2010	1,000,000	1,130,112
4.375%, 09/15/2012	1,500,000	1,500,616
7.125%, 01/15/2030	500,000	628,934

		16,396,796

Mortgage-Backed Securities (25.57%)
Federal Home Loan Mortgage Corp.
5.000%, 07/01/2018	882,754	897,180
5.000%, 09/01/2018	830,687	845,449
5.000%, 09/01/2018	794,014	806,990
4.500%, 11/01/2018	1,755,115	1,753,432
5.500%, 11/01/2018	836,151	864,381
5.000%, 01/01/2019	875,181	889,210
5.000%, 04/01/2019	902,036	916,495
4.500%, 05/01/2019	938,569	936,015
4.000%, 05/01/2019	942,214	921,828
5.500%, 06/01/2019	1,460,666	1,509,641
6.000%, 11/01/2028	138,844	143,921
6.500%, 06/01/2029	233,376	245,243
7.500%, 12/01/2030	25,420	27,246
7.000%, 07/01/2031	24,591	26,063
6.500%, 09/01/2031	47,030	49,395
6.000%, 11/01/2032	614,306	635,463
6.000%, 12/01/2032	297,420	307,663
5.500%, 05/01/2033	2,687,038	2,732,224
5.500%, 07/01/2033	1,633,204	1,660,668
5.000%, 08/01/2033	1,794,369	1,785,654
5.500%, 03/01/2034	1,257,015	1,277,796
5.000%, 04/01/2034	1,452,064	1,442,945
Federal National Mortgage Association
6.000%, 09/01/2013	481,266	505,380
5.500%, 12/01/2016	222,348	230,163

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
Government Agency Securities (Cont.)

Mortgage-Backed Securities (Cont.)
5.500%, 01/01/2017	$113,430	$117,417
5.500%, 01/01/2017	875,041	905,797
6.500%, 01/01/2017	149,253	158,298
5.500%, 02/01/2017	740,071	766,083
5.000%, 03/01/2017	883,722	898,970
6.000%, 04/01/2017	144,193	151,183
5.500%, 01/01/2018	599,418	620,157
5.000%, 02/01/2018	923,035	938,961
5.000%, 05/01/2018	717,648	729,376
5.000%, 05/01/2018	1,391,050	1,414,645
5.000%, 05/01/2018	1,496,773	1,522,161
4.500%, 05/01/2018	1,605,844	1,604,347
4.500%, 05/01/2018	1,677,215	1,675,651
4.500%, 03/01/2019	921,083	918,577
7.500%, 09/01/2029	165,084	176,943
8.000%, 03/01/2030	40,389	43,794
6.500%, 05/01/2030	203,584	213,852
7.000%, 08/01/2030	21,541	22,842
7.000%, 08/01/2031	64,386	68,255
6.500%, 08/01/2031	59,156	62,101
6.500%, 10/01/2031	143,443	150,583
6.000%, 11/01/2031	207,001	214,334
7.000%, 01/01/2032	181,153	192,039
6.500%, 03/01/2032	77,989	81,871
6.000%, 03/01/2032	179,563	185,924
6.500%, 04/01/2032	513,129	538,590
7.000%, 04/01/2032	206,572	218,981
6.500%, 05/01/2032	1,145,304	1,208,294
6.000%, 05/01/2032	142,898	147,957
6.500%, 06/01/2032	181,947	190,975
7.000%, 06/01/2032	341,700	362,228
7.000%, 06/01/2032	343,590	364,231
6.500%, 07/01/2032	466,510	489,658
6.000%, 08/01/2032	551,891	571,432
5.500%, 10/01/2032	1,815,529	1,845,915
6.500%, 10/01/2032	787,264	826,328
6.000%, 11/01/2032	782,930	810,651
6.000%, 01/01/2033	527,358	546,030
5.500%, 03/01/2033	638,135	648,397
5.500%, 03/01/2033	1,455,074	1,478,473
6.000%, 04/01/2033	1,230,508	1,272,945
5.000%, 05/01/2033	863,497	858,432
5.000%, 05/01/2033	1,396,720	1,388,527
5.000%, 08/01/2033	1,699,178	1,689,211
5.500%, 10/01/2033	1,514,727	1,539,085
5.000%, 03/01/2034	2,727,425	2,711,426
5.500%, 05/01/2034	1,908,104	1,938,263
6.000%, 07/01/2034	1,375,796	1,423,338

Government National Mortgage Association
6.000%, 05/15/2017	393,357	414,492
6.500%, 06/15/2028	242,758	256,101
6.000%, 11/15/2028	241,263	250,940
6.500%, 03/15/2029	277,800	292,797
7.000%, 06/15/2029	309,929	329,675
7.500%, 08/20/2030	81,242	86,908
6.500%, 11/15/2031	30,314	31,939
6.000%, 01/15/2032	143,413	148,811
5.500%, 10/15/2033	1,585,842	1,621,216
5.000%, 11/20/2033	1,795,864	1,796,937
6.000%, 12/20/2033	800,810	829,487

		64,373,276

Total Government Agency Securities (cost $80,007,386)		80,770,072

U.S. Treasury Obligations (25.08%)

U.S. Treasury Bonds
7.250%, 05/15/2016	3,000,000	3,755,157
7.500%, 11/15/2016	1,500,000	1,916,895
8.125%, 08/15/2019	750,000	1,023,692
6.250%, 08/15/2023	1,000,000	1,170,742
6.875%, 08/15/2025	1,000,000	1,259,570

U.S. Treasury Notes
4.625%, 05/15/2006	3,000,000	3,069,141
6.500%, 10/15/2006	3,000,000	3,179,766
4.375%, 05/15/2007	3,000,000	3,083,319
6.125%, 08/15/2007	1,750,000	1,878,105
3.000%, 11/15/2007	2,000,000	1,987,656
5.500%, 02/15/2008	2,000,000	2,131,094
5.625%, 05/15/2008	3,000,000	3,217,734
4.750%, 11/15/2008	3,000,000	3,142,149
6.000%, 08/15/2009	4,600,000	5,073,299
6.500%, 02/15/2010	2,000,000	2,264,296
5.750%, 08/15/2010	4,000,000	4,403,908
5.000%, 02/15/2011	1,500,000	1,595,683
5.000%, 08/15/2011	4,000,000	4,258,280
4.375%, 08/15/2012	4,000,000	4,095,468
4.000%, 11/15/2012	1,500,000	1,497,480
3.875%, 02/15/2013	2,000,000	1,973,282
4.250%, 08/15/2013	4,000,000	4,031,564
4.750%, 05/15/2014	3,000,000	3,126,327

Total U.S. Treasury Obligations (cost $62,441,467)		63,134,607

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Short-term Investments (2.80%)
JPMorgan Treasury Plus Money Market Fund	7,050,601	$7,050,601

Total Short-term Investments (cost $7,050,601)		7,050,601

TOTAL INVESTMENTS (99.25%) (cost $245,755,769)		249,880,407
OTHER ASSETS, NET OF LIABILITIES (0.75%)		1,878,121

NET ASSETS (100.00%)		$251,758,528

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $4,105,493 or 1.63% of net assets.
(b)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (96.56%)

California (9.73%)
Department of Water and Power of the City of Los Angeles, California, Power System Revenue Bonds, 2001 Series A, Subseries A-1	5.250%	07/01/2015	Aa3	$1,500,000	$1,648,455
State of California, Economic Recovery Bonds, Series A	5.000%	07/01/2017	Aa3	900,000	957,330
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2017	Aaa	1,395,000	1,518,876
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2018	Aaa	1,500,000	1,633,200
State of California, General Obligation Bonds	5.250%	02/01/2019	A3	2,200,000	2,377,012
State of California, Various Purpose General Obligation Bonds	5.000%	02/01/2019	A3	650,000	682,728
Metropolitan Water District Southern California Waterworks Revenue Bonds	4.750%	07/01/2021	Aaa	230,000	232,999
Metropolitan Water District Southern California Waterworks Revenue Bonds (Prerefunded to 07-01-2006 @ 100) (b)	4.750%	07/01/2021	Aaa	155,000	161,082
State of California, Various Purpose General Obligation Bonds	5.000%	11/01/2022	A3	600,000	628,734

					9,840,416

Colorado (1.97%)
Adams County, School District, Number 12, Colorado, General Obligation Bonds, Series 2001A (Prerefunded to 12-15-2007 @ 101) (b)	5.400%	12/15/2014	Aaa	440,000	482,460
Arapahoe County Water & Wastewater Public Improvement District (In Arapahoe County, Colorado) General Obligation Project Bonds, Series 2002A	5.750%	12/01/2018	Aaa	1,320,000	1,509,803

					1,992,263

Connecticut (0.63%)
Town of Clinton, Connecticut, General Obligation Bonds	5.000%	01/15/2021	Aaa	600,000	632,676

Georgia (2.22%)
Dekalb County, Georgia, Water & Sewage Revenue Bonds, Series 2000	5.500%	10/01/2014	Aa2	2,000,000	2,242,560

Idaho (1.58%)
Joint School District Number 2 (Meridian) Ada and Canyon Counties, Idaho General Obligation School Bonds, Series 2002	5.125%	07/30/2019	Aaa	500,000	542,525
Nampa School District Number 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003	4.875%	08/15/2020	A	1,000,000	1,060,930

					1,603,455

Illinois (1.12%)
State of Illinois, General Obligation Bonds, First Series of December 2000	5.750%	12/01/2017	Aaa	1,000,000	1,129,880

Indiana (1.48%)
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	01/10/2020	Aaa	1,410,000	1,498,337

Iowa (0.52%)
Des Moines, Iowa Urban Renewal Series D	5.000%	06/01/2022	Aa2	500,000	522,095

Kansas (8.23%)
State of Kansas, Department of Transportation, Highway Revenue Bonds, Series 2000A (Prerefunded to 09-01-2010 @ 100) (b)	5.750%	09/01/2013	Aa2	2,300,000	2,643,436
Johnson County, Kansas, Unified School District Number 229, Series A (Prerefunded to 10-01-2008 @ 100) (b)	5.500%	10/01/2016	AA	2,000,000	2,221,120
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 1999	4.000%	10/01/2017	Aaa	850,000	851,419
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2019	Aaa	730,000	781,954

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Kansas (Cont.)
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds, Series 2001	4.800%	11/01/2020	Aaa	$1,000,000	$1,044,260
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2020	Aaa	235,000	250,637
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2021	Aaa	245,000	261,116
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2022	Aaa	250,000	264,913

					8,318,855

Louisiana (1.05%)
State of Louisiana, General Obligation Bonds, Series 2000-A	5.000%	11/15/2019	Aaa	1,000,000	1,058,700

Maryland (1.36%)
Baltimore County Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,250,000	1,378,438

Massachusetts (2.24%)
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2002, Series E (Prerefunded to 01-01-2013 @ 100) (b)	5.500%	01/01/2015	AA-	1,000,000	1,134,610
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (b)	5.250%	08/01/2020	AA-	1,000,000	1,127,820

					2,262,430

Michigan (4.96%)
Forest Hills Public Schools, County of Kent, State of Michigan, 2000 School Building and Site Bonds (General Obligation - Unlimited Tax)	5.250%	05/01/2019	Aa2	2,575,000	2,788,056
State of Michigan, General Obligation Bonds, Environmental Protection Program, Series 2000 (Prerefunded to 11-01-2010 @ 100) (b)	5.250%	11/01/2020	Aa1	1,985,000	2,229,770

					5,017,826

Minnesota (2.74%)
Independent School District Number 181 (Brainerd), Minnesota, General Obligation School Building Bonds, Series 2002A	5.375%	02/01/2019	Aaa	2,500,000	2,772,525

Mississippi (2.70%)
State of Mississippi, General Obligation Bonds, Capital Improvements Issue, Series 2000 (Prerefunded to 11-01-2010 @ 100) (b)	5.500%	11/01/2015	AA	2,400,000	2,727,840

Missouri (6.66%)
The School District of North Kansas City, Missouri, General Obligation School Building Bonds (Missouri Direct Deposit Program) Series 2002	5.000%	03/01/2016	AA+	1,250,000	1,343,962
Missouri State Improvement and Energy Water Pollution Revenue, Series 2000B (Prerefunded to 10-01-2010 @ 100) (b)	5.625%	07/01/2016	Aaa	1,260,000	1,438,114
Missouri State Improvement and Energy Water Pollution Revenue, Series 2000B	5.625%	07/01/2016	Aaa	1,155,000	1,296,210
Missouri Highways and Transportation Commission, State Road Bonds, Series A 2000	5.000%	02/01/2017	Aa2	2,500,000	2,661,250

					6,739,536

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Coupon rate	Maturity date	Rating (Moody’s or S&P)(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Nebraska (1.71%)
City of Lincoln, Nebraska, Lincoln Electric System Revenue and Refunding Bonds, Series 2002	5.000%	09/01/2015	Aa2	$1,595,000	$1,728,741

New Hampshire (3.24%)
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003	5.000%	12/01/2021	Aaa	1,510,000	1,607,002
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003	5.000%	12/01/2023	Aaa	1,580,000	1,669,444

					3,276,446

New Jersey (1.60%)
Passaic Valley Sewer Commissioners, State of New Jersey, Sewer System Bonds, Series F	5.000%	12/01/2018	Aaa	1,500,000	1,617,225

New York (1.38%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D	5.000%	06/15/2016	Aa2	1,300,000	1,399,424

North Carolina (2.17%)
City of Winston-Salem, North Carolina, Water and Sewer System Revenue and Revenue Refunding Bonds, Series 2001 (Prerefunded to 6-01-2011 @100) (b)	5.000%	06/01/2018	Aa2	1,000,000	1,120,280
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2002B	5.000%	07/01/2021	Aaa	1,000,000	1,072,850

					2,193,130

Ohio (7.80%)
City of Columbus, Ohio, General Obligation Bonds, Various Purpose Unlimited Tax Bonds, Series 2000-1	5.500%	11/15/2014	Aaa	2,400,000	2,700,360
City of Cleveland, Ohio, Waterworks Refunding Revenue Bonds, Series J, 2001	5.375%	01/01/2016	Aaa	1,000,000	1,107,510
State of Ohio, Full Faith and Credit General Obligation Infrastructure Improvement Bonds, Series 2000 (Prerefunded to 2-01-2010 @100) (b)	5.750%	02/01/2016	Aa1	2,400,000	2,734,992
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2003	5.000%	12/01/2020	Aa2	1,270,000	1,343,304

					7,886,166

Oklahoma (1.08%)
State of Oklahoma, General Obligation Bonds, Oklahoma Building Bonds Commission	5.000%	07/15/2018	Aaa	1,000,000	1,097,020

Oregon (5.62%)
Newberg School District Number 29J, Yamhill, Clackamas and Washington Counties, Oregon, General Obligation Bonds, Series 2002	5.250%	06/15/2015	Aaa	1,000,000	1,117,960
Eagle Point School District Number 9, Jackson County, Oregon, General Obligation Bonds, Series 2000	5.625%	06/15/2017	Aa3	1,500,000	1,674,195
Reynolds School District Number 7, Multnomah County, Oregon, General Obligation Bonds, Series 2000	5.000%	06/15/2018	Aa3	2,000,000	2,123,080
Emerald People’s Utility District, Lane County, Oregon	5.250%	11/01/2021	Aaa	705,000	772,673

					5,687,908

Rhode Island (1.02%)
Rhode Island Clean Water Finance Agency Pollution Control Revenue Bonds Series 2004A	4.750%	10/01/2022	Aaa	1,000,000	1,033,830

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Share or principal amount	Value
Long-term Municipal Bonds (Cont.)

Tennessee (5.43%)
Tennessee State School Bonds Authority, Higher Educational Facilities Second Program Bonds, Series A	5.400%	05/01/2013	Aa3	$2,440,000	$2,681,853
Williamson County, Tennessee, General Obligation Public Improvement Bonds, Series 2000 (ULT) (Prerefunded to 3-01-2010 @ 100) (b)	5.400%	03/01/2020	Aa1	2,500,000	2,806,100

					5,487,953

Texas (10.74%)
City of Dallas, Texas, (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System Revenue Refunding Bonds, Series 2000	5.500%	10/01/2013	Aa2	2,400,000	2,669,880
City of San Antonio, Texas, Electric and Gas Systems Revenue Bonds, New Series 2000A (Prerefunded to 2-01-2010 @ 100) (b)	5.750%	02/01/2015	Aa1	2,400,000	2,722,848
Plano Independent School District, (Collin County, Texas), School Building Unlimited Tax Bonds, Series 2000	5.125%	02/15/2016	Aaa	2,500,000	2,693,375
Fort Bend Independent School District, (Fort Bend County, Texas), Unlimited Tax School Building Bonds, Series 2000	5.250%	08/15/2017	AAA	2,550,000	2,772,742

					10,858,845

Utah (0.73%)
West Jordan Utah, General Obligation Bonds Series 2004	5.250%	04/01/2022	Aaa	680,000	739,051

Virginia (2.16%)
Virginia Public School Authority, School Financing Bonds, (1997 Resolution) Series 1999A	5.000%	08/01/2016	Aaa	1,000,000	1,070,060
Fairfax County Water Authority, Water Refunding Revenue Bonds, Series 1997	5.000%	04/01/2021	Aaa	1,000,000	1,112,190

					2,182,250

Wisconsin (2.69%)
State of Wisconsin, General Obligation Bonds of 2000, Series D	5.300%	05/01/2018	Aa3	2,500,000	2,717,650

Total Long-term Municipal Bonds (cost $90,912,370)					97,643,471

Short-term Investments (2.80%)
JPMorgan Tax Free Money Market Fund				2,833,505	2,833,505

Total Short-term Investments (cost $2,833,505)					2,833,505

TOTAL INVESTMENTS (99.36%) (cost $93,745,875)					100,476,976

OTHER ASSETS, NET OF LIABILITIES (0.64%)					650,949

NET ASSETS (100.00%)					$101,127,925

(a)	Ratings are not audited and represent the lower of Moody’s or S&P’s ratings.
(b)	Advance Refund Bonds are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to Aaa rated securities.

Long-term Municipal Bonds consisted of 24.12% Advance Refund Bonds, 48.96% General Obligation Bonds, and 26.92% Municipal Revenue Bonds.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

	Principal amount	Value
Short-term Investments (100.38%)

Agriculture, Foods, & Beverage (5.03%)
Coca-Cola
2.130%, 01/11/2005	$4,600,000	$4,597,278

Automotive (19.60%)
American Honda Finance Corp.
2.160%, 01/13/2005	740,000	739,467
2.090%, 01/13/2005	4,000,000	3,997,213
New Center Asset Trust
1.920%, 01/24/2005	4,000,000	3,995,093
Toyota Motor Credit Corp.
2.290%, 02/03/2005	4,600,000	4,590,344
FCAR Owner Trust Series I
2.360%, 02/07/2005	4,600,000	4,588,843

		17,910,960

Chemicals (5.03%)
EI du Pont de Nemours and Co.
2.160%, 01/27/2005	4,600,000	4,592,824

Computers (5.02%)
International Business Machines Corp.
2.210%, 02/01/2005	4,600,000	4,591,246

Consumer & Marketing (4.77%)
Procter & Gamble Co. (a)
1.970%, 01/21/2005	2,375,000	2,372,401
2.380%, 03/18/2005	2,000,000	1,989,951

		4,362,352

Financial Services (15.30%)
General Electric Capital Corp.
1.930%, 01/25/2005	4,600,000	4,594,082
Household Finance Corp.
2.070%, 01/28/2005	4,800,000	4,792,548
Citicorp
2.180%, 01/31/2005	4,600,000	4,591,643

		13,978,273

Government Agency Securities (26.42%) (b)
Federal National Mortgage Association
2.240%, 01/07/2005	3,000,000	2,998,930
2.035%, 01/26/2005	4,000,000	3,994,347
2.250%, 02/07/2005	4,000,000	3,990,750
2.250%, 02/10/2005	2,700,000	2,693,250
2.320%, 02/16/2005	2,000,000	1,994,071
1.980%, 02/25/2005	4,500,000	4,486,388
Federal Home Loan Mortgage Corp.
2.320%, 02/23/2005	4,000,000	3,986,338

		24,144,074

	Shares or principal amount	Value
Short-term Investments (Cont.)

Health Care (5.25%)
Pfizer Inc.
2.020%, 01/03/2005	$4,800,000	$4,799,461

Registered Investment Companies (3.58%)
JPMorgan Treasury Plus Money Market Fund	3,273,121	3,273,121

Telecom & Telecom Equipment (10.38%)
BellSouth Corp.
2.000%, 01/19/2005	4,700,000	4,695,300
SBC Communications (a)
2.060%, 01/20/2005	4,800,000	4,794,782

		9,490,082

Total Short-term Investments (cost $91,739,671)		91,739,671

TOTAL INVESTMENTS (100.38%) (cost $91,739,671)		91,739,671

LIABILITIES, NET OF OTHER ASSETS (-0.38%)		(350,371)

NET ASSETS (100.00%)		$91,389,300

(a)	Securities exempt from registration under rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $9,157,134 or 10.02% of net assets.
(b)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	Equity Fund	Small Cap Equity Fund	International Equity Fund	S&P 500 Index Fund	Small Cap Index Fund
Assets
Investments in securities
At identified cost	$228,333,877	102,329,062	61,413,943	—	—

At market value	$256,599,734	121,193,855	73,222,651	—	—
In Master Portfolios	—	—	—	464,779,829	238,438,664
Cash	—	—	—	—	—
Foreign currencies at value (cost $614)	—	—	615	—	—
Receivable for:
Dividends and interest	353,775	138,070	99,811	—	—
Shares of the Fund sold	72,604	42,157	17,456	516,565	273,798
Securities sold	—	95,762	—	—	—
Expense cap reimbursement	—	25,927	39,166	—	20,793
Unrealized gain on forward foreign currency contracts	—	—	322	—	—
Prepaid expenses	7,017	3,320	1,933	11,225	5,992

Total assets	257,033,130	121,499,091	73,381,954	465,307,619	238,739,247

Liabilities and Net Assets
Dividends to shareowners	—	—	—	4,627,354	7,145,880
Payable
Shares of the Fund redeemed	10,834	6,866	608	53,184	10,186
Securities purchased	—	7,057	8,329	—	—
Unrealized loss on forward foreign currency contracts	—	—	34,685	—	—
Distribution Fees	127,451	101,996	66,827	368,199	190,456
Manager	496,678	316,954	237,632	511,609	323,581
Accrued liabilities	53,823	42,467	39,320	134,105	83,426

Total Liabilities	688,786	475,340	387,401	5,694,451	7,753,529

Net assets applicable to shares outstanding of common stock	$256,344,344	121,023,751	72,994,553	459,613,168	230,985,718

Analysis of Net Assets
Paid-in-capital	$233,457,368	104,496,871	71,047,262	426,334,357	187,416,053
Accumulated net realized gain (loss)	(5,404,220)	(2,337,913)	(9,361,963)	(7,645,403)	828,488
Net unrealized appreciation	28,265,961	18,864,793	11,780,615	40,853,843	42,533,138
Undistributed (accumulated) net investment income (loss)	25,235	—	(471,361)	70,371	208,039

Net assets applicable to shares outstanding	$256,344,344	121,023,751	72,994,553	459,613,168	230,985,718

Class A Shares:
Fund shares outstanding	11,204,643	6,142,534	3,670,034	31,735,405	10,083,735
Net assets applicable to shares outstanding	$95,666,032	64,177,150	34,355,499	291,372,533	134,203,475

Net asset value	$8.54	10.45	9.36	9.18	13.31

Maximum offering price	$8.80	10.77	9.65	9.46	13.72

Class B Shares:
Fund shares outstanding	5,066,722	4,026,412	3,107,658	13,518,582	5,259,334
Net assets applicable to shares outstanding	$43,007,662	41,427,506	28,923,153	124,057,739	69,573,506

Net asset value	$8.49	10.29	9.31	9.18	13.23

Institutional Shares:
Fund shares outstanding	13,719,169	1,117,473	676,757	4,390,236	1,761,581
Net assets applicable to shares outstanding	$114,391,140	11,792,774	6,303,981	40,414,793	23,673,765

Net asset value	$8.34	10.55	9.31	9.21	13.44

Class R-1 Shares:
Fund shares outstanding	135,172	116,841	125,712	177,267	98,011
Net assets applicable to shares outstanding	$1,126,477	1,229,056	1,171,384	1,630,302	1,316,944

Net asset value	$8.33	10.52	9.32	9.20	13.44

Class R-2 Shares:
Fund shares outstanding	129,033	113,766	120,193	116,010	82,441
Net assets applicable to shares outstanding	$1,075,459	1,197,508	1,120,045	1,067,540	1,108,033

Net asset value	$8.33	10.53	9.32	9.20	13.44

Class R-3 Shares:
Fund shares outstanding	129,287	113,867	120,236	116,301	82,578
Net assets applicable to shares outstanding	$1,077,574	1,199,757	1,120,491	1,070,261	1,109,995

Net asset value	$8.33	10.54	9.32	9.20	13.44

See accompanying notes to financial statements.

	International Index Fund	Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund
Assets
Investments in securities
At identified cost	—	156,561,988	245,755,769	93,745,875	91,739,671

At market value	—	164,440,708	249,880,407	100,476,976	91,739,671
In Master Portfolios	115,240,922	—	—	—	—
Cash	—	1,390,102	—	—	—
Foreign currencies at value (cost $614)	—	—	—	—	—
Receivable for:
Dividends and interest	—	233,315	2,543,177	1,300,224	3,543
Shares of the Fund sold	134,166	79,066	111,799	14,389	335,434
Securities sold	—	—	—	—	—
Expense cap reimbursement	23,165	29,053	—	3,507	16,974
Unrealized gain on forward foreign currency contracts	—	—	—	—	—
Prepaid expenses	2,633	4,859	7,136	2,997	2,609

Total assets	115,400,886	166,177,103	252,542,519	101,798,093	92,098,231

Liabilities and Net Assets
Dividends to shareowners	1,169,442	—	—	—	14
Payable
Shares of the Fund redeemed	6,262	6,915	353,651	451,681	545,926
Securities purchased	—	—	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	—	—	—
Distribution Fees	94,419	153,697	164,655	97,927	38,297
Manager	160,210	98,233	216,108	100,166	97,527
Accrued liabilities	78,581	33,912	49,577	20,394	27,167

Total Liabilities	1,508,914	292,757	783,991	670,168	708,931

Net assets applicable to shares outstanding of common stock	113,891,972	165,884,346	251,758,528	101,127,925	91,389,300

Analysis of Net Assets
Paid-in-capital	105,675,523	157,985,987	248,132,170	94,502,099	91,389,300
Accumulated net realized gain (loss)	(6,641,572)	(13,448)	(498,280)	(105,275)	—
Net unrealized appreciation	14,874,621	7,878,720	4,124,638	6,731,101	—
Undistributed (accumulated) net investment income (loss)	(16,600)	33,087	—	—	—

Net assets applicable to shares outstanding	113,891,972	165,884,346	251,758,528	101,127,925	91,389,300

Class A Shares:
Fund shares outstanding	5,826,402	10,433,368	11,368,958	5,943,553	73,090,759
Net assets applicable to shares outstanding	59,997,214	99,376,942	121,138,185	66,169,796	73,090,759

Net asset value	10.30	9.52	10.66	11.13	1.00

Maximum offering price	10.62	9.81	10.99	11.47	1.00

Class B Shares:
Fund shares outstanding	3,746,706	5,935,872	5,112,210	3,122,897	5,889,760
Net assets applicable to shares outstanding	38,569,413	56,573,655	54,489,959	34,772,190	5,889,760

Net asset value	10.29	9.53	10.66	11.13	1.00

Institutional Shares:
Fund shares outstanding	1,139,528	714,475	6,852,933	16,691	9,226,305
Net assets applicable to shares outstanding	11,766,125	6,766,249	72,932,928	185,939	9,226,305

Net asset value	10.33	9.47	10.64	11.14	1.00

Class R-1 Shares:
Fund shares outstanding	124,208	117,679	111,212		1,121,795
Net assets applicable to shares outstanding	1,282,064	1,106,322	1,183,838		1,121,795

Net asset value	10.32	9.40	10.64		1.00

Class R-2 Shares:
Fund shares outstanding	110,255	109,530	94,253		1,000,267
Net assets applicable to shares outstanding	1,138,223	1,029,881	1,003,378		1,000,267

Net asset value	10.32	9.40	10.65		1.00

Class R-3 Shares:
Fund shares outstanding	110,319	109,673	94,897		1,060,414
Net assets applicable to shares outstanding	1,138,933	1,031,297	1,010,240		1,060,414

Net asset value	10.32	9.40	10.65		1.00

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	LifePath Income Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund
Assets
Investments in securities
At identified cost	$—	—	—	—	—

At market value	$—	—	—	—	—
In Master Portfolios	83,776,001	178,998,088	250,183,387	148,091,459	86,246,981
Cash	—	—	—	—	—
Foreign currencies at value (cost $614)	—	—	—	—	—
Receivable for:
Dividends and interest	—	—	—	—	—
Shares of the Fund sold	60,794	660,227	613,383	909,460	330,759
Securities sold	—	—	—	—	—
Expense cap reimbursement	—	—	—	8,926	13,935
Unrealized gain on forward foreign currency contracts	—	—	—	—	—
Prepaid expenses	1,939	3,667	4,991	2,848	1,588

Total assets	83,838,734	179,661,982	250,801,761	149,012,693	86,593,263

Liabilities and Net Assets
Dividends to shareowners	1,864,452	5,334,498	6,378,342	3,593,861	1,949,811
Payable
Shares of the Fund redeemed	1,270	23,790	106,697	363,419	33,695
Securities purchased	—	—	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	—	—	—
Distribution Fees	52,683	119,632	167,370	97,601	55,635
Manager	122,784	259,968	345,118	203,559	121,308
Accrued liabilities	28,643	43,688	56,613	45,619	39,533

Total Liabilities	2,069,832	5,781,576	7,054,140	4,304,059	2,199,982

Net assets applicable to shares outstanding of common stock	$81,768,902	173,880,406	243,747,621	144,708,634	84,393,281

Analysis of Net Assets
Paid-in-capital	78,782,079	166,465,515	228,571,033	133,811,462	77,600,683
Accumulated net realized gain (loss)	710,063	1,433,219	3,945,736	2,875,994	2,019,999
Net unrealized appreciation	2,345,933	5,957,477	11,425,977	8,012,404	4,836,465
Undistributed (accumulated) net investment income (loss)	(69,173)	24,195	(195,125)	8,774	(63,866)

Net assets applicable to shares outstanding	$81,768,902	173,880,406	243,747,621	144,708,634	84,393,281

Class A Shares:
Fund shares outstanding	5,942,636	11,252,029	14,519,660	7,600,352	4,090,257
Net assets applicable to shares outstanding	$66,014,998	130,321,787	177,658,981	96,524,872	53,657,495

Net asset value	$11.11	11.58	12.24	12.70	13.12

Maximum offering price	$11.45	11.94	12.62	13.09	13.53

Class B Shares:
Fund shares outstanding	779,574	2,491,870	3,655,323	2,344,913	1,360,276
Net assets applicable to shares outstanding	$8,655,965	28,767,945	44,652,747	29,667,327	17,807,170

Net asset value	$11.10	11.54	12.22	12.65	13.09

Institutional Shares:
Fund shares outstanding	609,047	1,240,258	1,707,769	1,422,665	950,240
Net assets applicable to shares outstanding	$6,776,280	14,438,200	21,020,264	18,126,863	12,502,342

Net asset value	$11.13	11.64	12.31	12.74	13.16

Class R-1 Shares:
Fund shares outstanding	10,749	11,909	15,909	13,764	16,093
Net assets applicable to shares outstanding	$119,043	138,564	195,778	175,311	211,640

Net asset value	$11.07	11.64	12.31	12.74	13.15

Class R-2 Shares:
Fund shares outstanding	9,132	9,579	9,269	8,464	8,140
Net assets applicable to shares outstanding	$101,307	111,513	114,163	107,897	107,131

Net asset value	$11.09	11.64	12.32	12.75	13.16

Class R-3 Shares:
Fund shares outstanding	9,132	8,796	8,580	8,344	8,168
Net assets applicable to shares outstanding	$101,309	102,397	105,688	106,364	107,503

Net asset value	$11.09	11.64	12.32	12.75	13.16

See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2004

	Equity Fund	Small Cap Equity Fund	International Equity Fund	S&P 500 Index Fund	Small Cap Index Fund	International Index Fund	Equity and Bond Fund
Investment Income: (a)
Dividends	$5,180,319	1,033,332	1,360,639	7,829,925	2,415,003	2,264,214	4,088,958
Interest	149,461	46,463	23,452	148,645	81,597	13,050	543
Securities lending - net	—	—	—	25,310	107,983	48,977	—
Tax-exempt interest	—	—	—	—	—	—	—

	5,329,780	1,079,795	1,384,091	8,003,880	2,604,583	2,326,241	4,089,501
Less: foreign withholding taxes	(62,039)	(7,828)	(145,048)	—	(771)	(136,590)	—
Portfolio expenses of Master Portfolios (b)	—	—	—	(192,838)	(191,678)	(219,877)	—

Total investment income	5,267,741	1,071,967	1,239,043	7,811,042	2,412,134	1,969,774	4,089,501
Expenses:
Investment advisory and management fees	1,376,966	853,762	505,895	575,652	478,568	218,288	—
Distribution fees Class A	215,479	145,668	77,861	604,204	277,928	113,789	232,403
Distribution fees Class B	252,480	242,728	167,588	697,090	392,268	209,602	344,129
Distribution fees Class R-1	1,867	1,826	1,607	1,723	1,653	1,627	1,738
Distribution fees Class R-2	1,110	1,089	951	927	956	959	1,025
Shareholder servicing fees	316,150	242,518	145,376	875,398	431,899	197,493	368,060
Registration fees	48,379	43,747	40,615	60,164	48,347	39,864	41,574
Reports to shareowners	62,796	46,423	23,371	189,646	112,261	51,743	53,561
Professional fees	33,939	30,912	32,306	32,928	30,102	31,563	16,428
Errors & omissions insurance	16,369	7,806	4,584	25,725	12,580	5,395	11,221
Chief Compliance Officer expense	1,936	874	556	3,321	1,643	741	1,282
Custodian fees	7,918	15,200	115,433	—	—	—	—
Trustees’ fees and expenses	5,216	2,519	1,387	8,661	4,326	1,875	3,517
Security valuation fees	2,761	4,465	20,898	—	—	—	—
ICI dues	2,442	1,201	853	3,978	2,079	988	1,482
Fidelity bond expense	1,590	793	456	2,473	1,255	539	1,106
Index license fees	—	—	—	41,613	20,020	52,319	—

Total expenses	2,347,398	1,641,531	1,139,737	3,123,503	1,815,885	926,785	1,077,526
Less: expense reimbursement from Manager	—	(47,219)	(114,012)	—	(41,438)	(55,645)	(130,170)

Net expenses	2,347,398	1,594,312	1,025,725	3,123,503	1,774,447	871,140	947,356

Net investment income (loss)	2,920,343	(522,345)	213,318	4,687,539	637,687	1,098,634	3,142,145

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	(341,235)	3,284,542	585,227	23,354,551	7,060,845	4,702,617	(1,144)
Net realized gain (loss) on forward foreign currency contracts	—	—	(142,428)	—	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	26,492	—	—	4,002	—
Net realized gain (loss) on future contracts	—	—	—	313,165	406,198	83,098	—
Change in net unrealized gain (loss) on open futures contracts	—	—	—	(50,309)	22,493	(23,926)	—
Change in net unrealized appreciation or depreciation on investments and foreign currency transactions	16,013,774	4,158,774	7,152,767	11,259,273	24,598,275	11,243,070	6,249,197

Net realized and unrealized gain (loss) on investments	15,672,539	7,443,316	7,622,058	34,876,680	32,087,811	16,008,861	6,248,053

Net change in net assets resulting from operations	$18,592,882	6,920,971	7,835,376	39,564,219	32,725,498	17,107,495	9,390,198

See accompanying notes to financial statements.

	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund	LifePath Income Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund
Investment Income: (a)
Dividends	—	—	—	396,986	1,119,057	2,087,560	1,460,900	941,606
Interest	10,427,739	—	1,186,547	1,274,342	1,972,489	1,823,929	669,528	185,523
Securities lending - net	—	—	—	17,969	31,464	45,274	21,449	11,995
Tax-exempt interest	—	4,463,089	—	—	—	—	—	—

	10,427,739	4,463,089	1,186,547	1,689,297	3,123,010	3,956,763	2,151,877	1,139,124
Less: foreign withholding taxes	—	—	—	(581)	(2,679)	(3,764)	(2,359)	(643)
Portfolio expenses of Master Portfolios (b)	—	—	—	(187,193)	(345,177)	(447,893)	(248,830)	(137,521)

Total investment income	10,427,739	4,463,089	1,186,547	1,501,523	2,775,154	3,505,106	1,900,688	1,000,960

Expenses:
Investment advisory and management fees	233,081	97,959	85,848	207,903	398,409	540,693	312,529	175,234
Distribution fees Class A	277,700	157,393	106,037	120,106	210,091	276,538	146,308	78,813
Distribution fees Class B	338,110	226,373	32,116	42,799	133,132	196,292	123,655	72,495
Distribution fees Class R-1	1,853	—	1,374	157	165	179	173	172
Distribution fees Class R-2	1,072	—	667	91	93	93	93	93
Shareholder servicing fees	411,216	244,459	194,575	136,862	261,599	352,348	194,178	107,005
Registration fees	46,558	39,561	43,611	44,412	56,842	63,690	51,009	45,906
Reports to shareowners	69,156	7,851	37,686	11,012	36,362	65,579	52,642	47,472
Professional fees	24,717	24,400	18,809	28,230	29,698	31,389	29,358	27,572
Errors & omissions insurance	18,174	7,407	6,350	2,737	4,670	6,326	3,508	1,915
Chief Compliance Officer expense	1,964	809	737	531	1,069	1,457	848	479
Custodian fees	5,868	1,324	2,678	—	—	—	—	—
Trustees’ fees and expenses	5,338	2,311	1,982	1,443	2,373	3,023	1,807	1,031
Security valuation fees	19,016	15,465	—	—	—	—	—	—
ICI dues	2,857	1,224	1,038	351	494	608	304	150
Fidelity bond expense	1,781	1,115	612	291	496	673	376	205
Index license fees	—	—	—	—	—	—	—	—

Total expenses	1,458,461	827,651	534,120	596,925	1,135,493	1,538,888	916,788	558,542
Less: expense reimbursement from Manager	—	(3,507)	(27,654)	(30,254)	(19,377)	(21,422)	(52,004)	(75,993)

	1,458,461	824,144	506,466	566,671	1,116,116	1,517,466	864,784	482,549

Net expenses
	8,969,278	3,638,945	680,081	934,852	1,659,038	1,987,640	1,035,904	518,411
Net investment income (loss)

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	157,457	(428)	—	2,052,336	5,103,287	8,097,808	5,408,553	3,358,455
Net realized gain (loss) on forward foreign currency contracts	—	—	—	—	—	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	—	15,490	26,589	42,314	38,351	28,317
Net realized gain (loss) on future contracts	—	—	—	—	—	—	—	—
Change in net unrealized gain (loss) on open futures contracts	—	—	—	—	—	—	—	—
Change in net unrealized appreciation or depreciation on investments and foreign currency transactions	(257,454)	(151,290)	—	1,067,256	3,335,354	7,094,458	5,235,643	3,273,164

Net realized and unrealized gain (loss) on investments	(99,997)	(151,718)	—	3,135,082	8,465,230	15,234,580	10,682,547	6,659,936

Net change in net assets resulting from operations	8,869,281	3,487,227	680,081	4,069,934	10,124,268	17,222,220	11,718,451	7,178,347

(a)	Components of investment income for the S&P 500 Index, Small Cap Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds reflect each Fund’s proportionate income from its Master Portfolio.
(b)	Portfolio expenses of Master Portfolios for the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds include the effect of waived investment advisory fees charged to the Underlying Funds.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		Small Cap Equity Fund		International Equity Fund
Years ended December 31,	2004	2003	2004	2003	2004	2003
From operations:
Net investment income (loss)	$2,920,343	1,309,525	(522,345)	(307,503)	213,318	145,697
Net realized gain (loss)	(341,235)	(577,465)	3,284,542	(1,744,122)	469,291	(3,355,086)
Change in net unrealized appreciation	16,013,774	32,791,905	4,158,774	27,670,106	7,152,767	17,628,619

Net change in net assets resulting from operations	18,592,882	33,523,965	6,920,971	25,618,481	7,835,376	14,419,230

Distributions to shareowners from and in excess of:

Net investment income:
Class A Shares	(933,313)	(405,992)	—	—	(237,487)	(275,831)
Class B Shares	(267,200)	(82,093)	—	—	(102,478)	(157,111)
Institutional Shares	(1,671,374)	(809,985)	—	—	(72,205)	(62,820)
Class R-1	(13,336)	—	—	—	(10,806)	—
Class R-2	(13,419)	—	—	—	(10,937)	—
Class R-3	(14,609)	—	—	—	(11,903)	—

	(2,913,251)	(1,298,070)	—	—	(445,816)	(495,762)

Net realized gain:
Class A Shares	—	—	—	—	—	—
Class B Shares	—	—	—	—	—	—
Institutional Shares	—	—	—	—	—	—
Class R-1	—	—	—	—	—	—
Class R-2	—	—	—	—	—	—
Class R-3	—	—	—	—	—	—

	—	—	—	—	—	—

Total distributions to shareowners	(2,913,251)	(1,298,070)	—	—	(445,816)	(495,762)

From Fund share transactions:
Proceeds from shares sold	60,766,088	80,140,740	26,414,801	29,695,693	12,860,563	7,442,714
Reinvestment of distributions	1,299,340	1,231,370	—	—	170,932	145,086

	62,065,428	81,372,110	26,414,801	29,695,693	13,031,495	7,587,800

Less payments for shares redeemed	(21,555,817)	(10,404,529)	(13,533,505)	(4,379,705)	(6,024,605)	(1,461,529)

Net increase in net assets from Fund share transactions	40,509,611	70,967,581	12,881,296	25,315,988	7,006,890	6,126,271

Total increase in net assets	56,189,242	103,193,476	19,802,267	50,934,469	14,396,450	20,049,739

Net assets:
Beginning of period	200,155,102	96,961,626	101,221,484	50,287,015	58,598,103	38,548,364

End of period	$256,344,344	$200,155,102	121,023,751	101,221,484	72,994,553	58,598,103

Including undistributed (accumulated) net investment income (loss)	$25,235	17,343	—	—	(471,361)	(141,601)

See accompanying notes to financial statements.

	S&P 500 Index Fund		Small Cap Index Fund
Years ended December 31,	2004	2003	2004	2003
From operations:
Net investment income (loss)	4,687,539	1,734,614	637,687	314,687
Net realized gain (loss)	23,617,407	384,182	7,467,043	10,525,899
Change in net unrealized appreciation	11,259,273	49,929,115	24,620,768	29,453,954

Net change in net assets resulting from operations	39,564,219	52,047,911	32,725,498	40,294,540

Distributions to shareowners from and in excess of:

Net investment income:	(3,107,990)	(1,180,969)	(251,882)	(295,866)
Class A Shares	(878,178)	(298,877)	51	(6,064)
Class B Shares	(593,158)	(238,027)	(136,168)	(88,020)
Institutional Shares	(21,246)	—	(4,996)	—
Class R-1	(13,805)	—	(4,534)	—
Class R-2	(14,770)	—	(5,450)	—

Class R-3	(4,629,147)	(1,717,873)	(402,979)	(389,950)

Net realized gain:
Class A Shares	—	—	(3,914,771)	(369,789)
Class B Shares	—	—	(2,043,326)	(221,837)
Institutional Shares	—	—	(683,380)	(56,853)
Class R-1	—	—	(38,067)	—
Class R-2	—	—	(32,039)	—
Class R-3	—	—	(32,092)	—

	—	—	(6,743,675)	(648,479)

Total distributions to shareowners	(4,629,147)	(1,717,873)	(7,146,654)	(1,038,429)

From Fund share transactions:
Proceeds from shares sold	174,054,598	163,659,401	73,167,283	56,274,100
Reinvestment of distributions	1,526,087	—	668,787	—

	175,580,685	163,659,401	73,836,070	56,274,100

Less payments for shares redeemed	(50,040,974)	(24,422,639)	(22,034,647)	(6,616,478)

	125,539,711	139,236,762	51,801,423	49,657,622

Net increase in net assets from Fund share transactions
Total increase in net assets	160,474,783	189,566,800	77,380,267	88,913,733

Net assets:
Beginning of period	299,138,385	109,571,585	153,605,451	64,691,718

End of period	459,613,168	299,138,385	230,985,718	153,605,451

Including undistributed (accumulated) net investment income (loss)	70,371	43,129	208,039	63,723

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST FUND

STATEMENTS OF CHANGES IN NET ASSETS

	International Index Fund		Equity and Bond Fund		Bond Fund
Years ended December 31,	2004	2003	2004	2003	2004	2003
From operations:
Net investment income	$1,098,634	603,309	3,142,145	1,893,018	8,969,278	6,721,159
Net realized gain (loss)	4,789,717	(473,774)	(1,144)	5,456	157,457	(655,737)
Change in net unrealized appreciation (depreciation)	11,219,144	18,025,707	6,249,197	13,976,458	(257,454)	(863,354)

Net change in net assets resulting from operations	17,107,495	18,155,242	9,390,198	15,874,932	8,869,281	5,202,068

Distributions to shareowners from and in excess of:

Net investment income:
Class A Shares	(664,249)	(380,736)	(1,973,569)	(1,237,982)	(4,209,020)	(3,176,919)
Class B Shares	(284,551)	(211,255)	(918,892)	(560,166)	(1,762,045)	(1,472,291)
Institutional Shares	(174,286)	(85,816)	(164,979)	(88,175)	(2,957,929)	(2,071,949)
Class R-1	(16,391)	—	(24,897)	—	(12,909)	—
Class R-2	(14,884)	—	(23,768)	—	(13,143)	—
Class R-3	(15,886)	—	(24,785)	—	(14,232)	—

	(1,170,247)	(677,807)	(3,130,890)	(1,886,323)	(8,969,278)	(6,721,159)

Net realized gain:
Class A Shares	—	—	—	(27,828)	—	—
Class B Shares	—	—	—	(16,473)	—	—
Institutional Shares	—	—	—	(1,570)	—	—
Class R-1	—	—	—	—	—	—
Class R-2	—	—	—	—	—	—
Class R-3	—	—	—	—	—	—

	—	—	—	(45,871)	—	—

Total distributions to shareowners	(1,170,247)	(677,807)	(3,130,890)	(1,932,194)	(8,969,278)	(6,721,159)

From Fund share transactions:
Proceeds from shares sold	35,650,953	14,256,244	41,143,195	50,420,409	69,919,861	116,829,702
Reinvestment of distributions	658	269,416	2,176,364	1,245,137	6,198,716	5,543,620

	35,651,611	14,525,660	43,319,559	51,665,546	76,118,577	122,373,322

Less payments for shares redeemed	(8,769,587)	(1,917,906)	(20,464,598)	(12,268,534)	(36,733,310)	(31,369,872)

Net increase in net assets from Fund share transactions	26,882,024	12,607,754	22,854,961	39,397,012	39,385,267	91,003,450

Total increase in net assets	42,819,272	30,085,189	29,114,269	53,339,750	39,285,270	89,484,359

Net assets:
Beginning of period	71,072,700	40,987,511	136,770,077	83,430,327	212,473,258	122,988,899

End of period	$113,891,972	71,072,700	165,884,346	136,770,077	251,758,528	212,473,258

Including undistributed (accumulated) net investment income (loss)	$(16,600)	31,031	33,087	21,832	—	—

See accompanying notes to financial statements.

	Tax Advantaged Bond Fund		Money Market Fund
Years ended December 31,	2004	2003	2004	2003
From operations:
Net investment income	3,638,945	3,265,744	680,081	351,863
Net realized gain (loss)	(428)	(102,062)	—	—
Change in net unrealized appreciation (depreciation)	(151,290)	1,395,484	—	—

Net change in net assets resulting from operations	3,487,227	4,559,166	680,081	351,863

Distributions to shareowners from and in excess of:

Net investment income:
Class A Shares	(2,427,578)	(2,086,321)	(548,076)	(290,823)
Class B Shares	(1,203,717)	(1,172,933)	(21,039)	(7,819)
Institutional Shares	(7,650)	(6,490)	(99,400)	(53,221)
Class R-1	—	—	(3,245)	—
Class R-2	—	—	(3,786)	—
Class R-3	—	—	(4,535)	—

	(3,638,945)	(3,265,744)	(680,081)	(351,863)

Net realized gain:
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Institutional Shares	—	—	—	—
Class R-1	—	—	—	—
Class R-2	—	—	—	—
Class R-3	—	—	—	—

	—	—	—	—

Total distributions to shareowners	(3,638,945)	(3,265,744)	(680,081)	(351,863)

From Fund share transactions:
Proceeds from shares sold	16,837,793	30,913,396	133,845,314	118,836,004
Reinvestment of distributions	1,147,008	1,267,241	609,130	317,358

	17,984,801	32,180,637	134,454,444	119,153,362

Less payments for shares redeemed	(11,705,645)	(14,255,035)	(120,752,588)	(85,708,645)

Net increase in net assets from Fund share transactions	6,279,156	17,925,602	13,701,856	33,444,717

Total increase in net assets	6,127,438	19,219,024	13,701,856	33,444,717

Net assets:
Beginning of period	95,000,487	75,781,463	77,687,444	44,242,727

End of period	101,127,925	95,000,487	91,389,300	77,687,444

Including undistributed (accumulated) net investment income (loss)	—	—	—	—

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Income Fund		LifePath 2010 Fund		LifePath 2020 Fund
Periods ended December 31, (a)	2004	2003	2004	2003	2004	2003
From operations:
Net investment income	$934,852	119,665	1,659,038	140,579	1,987,640	181,870
Net realized gain (loss)	2,067,826	7,122	5,129,876	9,347	8,140,122	5,123
Change in net unrealized appreciation or depreciation	1,067,256	1,278,677	3,335,354	2,622,123	7,094,458	4,331,519

Net change in net assets resulting from operations	4,069,934	1,405,464	10,124,268	2,772,049	17,222,220	4,518,512

Distributions to shareowners from and in excess of:

Net investment income:
Class A Shares	(900,466)	(98,598)	(1,468,547)	(106,950)	(1,725,887)	(135,575)
Class B Shares	(90,213)	(8,566)	(236,668)	(18,687)	(303,335)	(26,226)
Institutional Shares	(116,834)	(12,164)	(207,935)	(16,412)	(267,601)	(21,414)
Class R-1	(1,781)	—	(1,720)	—	(2,178)	—
Class R-2	(1,562)	—	(1,340)	—	(1,163)	—
Class R-3	(1,653)	—	(1,381)	—	(1,244)	—

	(1,112,509)	(119,328)	(1,917,591)	(142,049)	(2,301,408)	(183,215)

Net realized gain:
Class A Shares	(1,004,454)	(12,582)	(2,558,555)	(6,105)	(2,972,237)	(4,312)
Class B Shares	(131,811)	(1,698)	(568,617)	(1,725)	(748,950)	(1,298)
Institutional Shares	(102,986)	(1,094)	(282,700)	(636)	(349,242)	(473)
Class R-1	(1,795)	—	(2,707)	—	(3,235)	—
Class R-2	(1,545)	—	(2,080)	—	(1,766)	—
Class R-3	(1,545)	—	(2,007)	—	(1,759)	—

	(1,244,136)	(15,374)	(3,416,666)	(8,466)	(4,077,189)	(6,083)

Total distributions to shareowners	(2,356,645)	(134,702)	(5,334,257)	(150,515)	(6,378,597)	(189,298)

From Fund share transactions:
Proceeds from shares sold	53,278,382	38,364,834	126,971,153	54,876,387	176,426,563	70,065,061
Reinvestment of distributions	582,658	18,316	146,990	—	184,161	—

	53,861,040	38,383,150	127,118,143	54,876,387	176,610,724	70,065,061

Less payments for shares redeemed	(11,883,235)	(1,576,104)	(14,500,423)	(1,025,246)	(16,610,093)	(1,490,908)

Net increase in net assets from Fund share transactions	41,977,805	36,807,046	112,617,720	53,851,141	160,000,631	68,574,153

Total increase in net assets	43,691,094	38,077,808	117,407,731	56,472,675	170,844,254	72,903,367

Net assets:
Beginning of period	38,077,808	—	56,472,675	—	72,903,367	—

End of period	$81,768,902	38,077,808	173,880,406	56,472,675	243,747,621	72,903,367

Including undistributed (accumulated) net investment income (loss)	$(69,173)	405	24,195	(3,234)	(195,125)	(2,448)

See accompanying notes to financial statements.

	LifePath 2030 Fund		LifePath 2040 Fund
Periods ended December 31, (a)	2004	2003	2004	2003
From operations:
Net investment income	1,035,904	100,449	518,411	40,624
Net realized gain (loss)	5,446,904	(1,098)	3,386,772	296
Change in net unrealized appreciation or depreciation	5,235,643	2,776,761	3,273,164	1,563,301

Net change in net assets resulting from operations	11,718,451	2,876,112	7,178,347	1,604,221

Distributions to shareowners from and in excess of:

Net investment income:
Class A Shares	(728,942)	(65,424)	(399,823)	(26,146)
Class B Shares	(142,219)	(14,518)	(85,644)	(5,951)
Institutional Shares	(190,886)	(21,533)	(128,753)	(8,810)
Class R-1	(1,536)	—	(1,619)	—
Class R-2	(933)	—	(911)	—
Class R-3	(1,018)	—	(1,013)	—

	(1,065,534)	(101,475)	(617,763)	(40,907)

Net realized gain:
Class A Shares	(1,687,539)	(2,565)	(846,697)	(511)
Class B Shares	(518,141)	(949)	(282,642)	(216)
Institutional Shares	(315,925)	(588)	(196,484)	(115)
Class R-1	(3,020)	—	(2,898)	—
Class R-2	(1,867)	—	(1,689)	—
Class R-3	(1,854)	—	(1,696)	—

	(2,528,346)	(4,102)	(1,332,106)	(842)

Total distributions to shareowners	(3,593,880)	(105,577)	(1,949,869)	(41,749)

From Fund share transactions:
Proceeds from shares sold	106,488,983	39,465,109	66,816,426	19,230,867
Reinvestment of distributions	102,312	—	39,117	—

	106,591,295	39,465,109	66,855,543	19,230,867

Less payments for shares redeemed	(11,331,490)	(911,386)	(7,844,098)	(639,981)

Net increase in net assets from Fund share transactions	95,259,805	38,553,723	59,011,445	18,590,886

Total increase in net assets	103,384,376	41,324,258	64,239,923	20,153,358

Net assets:
Beginning of period	41,324,258	—	20,153,358	—

End of period	144,708,634	41,324,258	84,393,281	20,153,358

Including undistributed (accumulated) net investment income (loss)	8,774	(2,909)	(63,866)	(1,832)

(a)	Year ended December 31, 2004, and from commencement of operations May 9, 2003, to December 31, 2003.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS

1. Investment Objective

State Farm Mutual Fund Trust (the “Trust”) has 15 separate investment portfolios (the “Funds”). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks.

The State Farm Equity Fund (the “Equity Fund”) seeks long-term growth of capital. The Equity Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion.

The State Farm Small Cap Equity Fund (the “Small Cap Equity Fund”) seeks long-term growth of capital. The Small Cap Equity Fund invests most of its assets in equity securities of companies with relatively small market capitalizations located in the U.S. The companies in which the Small Cap Equity Fund invests typically have market capitalizations of $59 million to $3.6 billion at the time the Small Cap Equity Fund purchases the securities.

The State Farm International Equity Fund (the “International Equity Fund”) seeks long-term growth of capital. The International Equity Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The International Equity Fund may also invest in companies located in other countries and in emerging markets.

The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Standard & Poor’s 500 Stock Index (the “S&P 500® Index”). The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio. That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives.

The State Farm Small Cap Index Fund (the “Small Cap Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index (the “Russell 2000® Index”). The Small Cap Index Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the Russell 2000 Index Master Portfolio. The Russell 2000 Index Master Portfolio and the Small Cap Index Fund have substantially similar investment objectives.

The State Farm International Index Fund (the “International Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index (“EAFE® Free Index”). The International Index Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the International Index Master Portfolio. The International Index Master Portfolio and the International Index Fund have substantially similar investment objectives.

The State Farm Equity and Bond Fund (the “Equity and Bond Fund”) seeks long-term growth of principal while providing some current income. The Equity and Bond Fund invests substantially all of its assets in shares of the State Farm Equity Fund and State Farm Bond Fund of the Trust.

The State Farm Bond Fund (the “Bond Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. Government and agency obligations, and mortgage backed securities.

The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Tax Advantaged Bond Fund normally invests so that either (1) at least 80% of the Tax Advantaged Bond Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% or more of the Tax Advantaged Bond Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the “Money Market Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Money Market Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as The World Bank.

The State Farm LifePath® Income Fund (the “LifePath Income Fund”) is managed for investors seeking income and moderate long-term growth of capital. The LifePath Income Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath Retirement Master Portfolio. The LifePath Retirement Master Portfolio and the LifePath Income Fund have substantially similar investment objectives.

The State Farm LifePath 2010® Fund (the “LifePath 2010 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010. The LifePath 2010 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2010 Master Portfolio. The LifePath 2010 Master Portfolio and the LifePath 2010 Fund have substantially similar investment objectives.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The State Farm LifePath 2020® Fund (the “LifePath 2020 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment approximately in the year 2020. The LifePath 2020 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2020 Master Portfolio. The LifePath 2020 Master portfolio and the LifePath 2020 Fund have substantially similar investment objectives.

The State Farm LifePath 2030® Fund (the “LifePath 2030 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. The LifePath 2030 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2030 Master Portfolio. The LifePath 2030 Master Portfolio and the LifePath 2030 Fund have substantially similar investment objectives.

The State Farm LifePath 2040® Fund (the “LifePath 2040 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. The LifePath 2040 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2040 Master Portfolio. The LifePath 2040 Master Portfolio and the LifePath 2040 Fund have substantially similar investment objectives.

Each LifePath Master Portfolio invests in a combination of stock, bond and short-term money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive asset allocation investment strategy that gradually becomes more conservative as the year in the LifePath Fund’s name approaches, except for the LifePath Retirement Master Portfolio that already is in its most conservative phase.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) in the United States.

  Securities valuation

Investments are stated at market value. Stocks traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Equity securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on the respective exchanges where the security is primarily traded. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective Fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales are valued at the net proceeds from the sales transaction.

Securities not valued as described above, and securities for which market prices are not readily available or are considered unreliable, are valued pursuant to procedures established by the Trust’s Board of Trustees. These procedures require the investment adviser to obtain at least one daily bid price quotation from a broker or dealer in the securities. If the investment adviser cannot obtain a daily bid price quotation for the security or if the investment adviser believes the bid price quotation does not represent the security’s fair value, then the investment adviser will determine the security’s fair value in its judgment.

Fair value, as a general principle, means the value the Fund might reasonably expect to receive upon sale of that security. In fair valuing a security, the investment adviser may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors the investment adviser may consider in fair valuing securities include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

  Repurchase Agreements

The Funds, including the S&P 500 Index, Small Cap Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds (“Feeder Funds”) through their investment in the Master Portfolios, may enter into repurchase agreements with banks, brokers, dealers or other financial institutions, in accordance with a Fund’s investment restrictions. Repurchase agreements involve the purchase of securities with a simultaneous commitment to resell the securities to the seller at an agreed-upon price and date. A Fund will invest only in

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NOTES TO FINANCIAL STATEMENTS (Continued)

repurchase agreements collateralized in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. For those Funds that are not Feeder Funds, a Fund’s Schedule of Investments reflects repurchase agreements, if any, entered into as of December 31, 2004. For the Feeder Funds, see the financial statements and Notes to Financial Statements for the Master Portfolios included elsewhere in this report for more information on repurchase agreements entered into by the Master Portfolios.

  Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

  Securities purchased on a “when-issued” basis

The Tax Advantaged Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Tax Advantaged Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments. It is possible that the securities will never be issued and the commitment cancelled. At December 31, 2004, there were no commitments for such securities included in the investment portfolio.

  Multi-class fund structure

The Funds offer multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares eight years after issuance. Institutional shares are offered to institutional investors, including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain IRAs. Institutional shares are not subject to an initial sales charge or a contingent deferred sales charge and have lower ongoing expenses than the other classes. Class R-1, R-2 and R-3 shares are available for purchase or exchange for all Funds except the Tax Advantaged Bond Fund only by individuals or entities who enter into a Retirement Plan Record Keeping Service Agreement with Bisys Retirement Services, Inc. (“Bisys”), and who intend that the plan for which Bisys is providing administrative services will purchase Fund shares.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of fair value of settled shares outstanding for the Bond, Tax Advantaged Bond, Money Market Funds and, indirectly, the Equity and Bond Fund, and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in the payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

  Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to the Funds’ relative net assets.

  Fund share valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its Net Asset Value (“NAV”), plus an initial sales charge on the Class A shares. The offering price of the Money Market Fund and all Funds’ Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares is the NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (currently at 3:00 p.m., Central Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

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NOTES TO FINANCIAL STATEMENTS (Continued)

  Investments in Master Portfolios

The Feeder Funds, through their investments in the Master Portfolios, are diversified, open-end management investment companies. The Feeder Funds invest substantially all of their assets in the Master Portfolios. The percentage of ownership in the Master Portfolios held by the Feeder Funds is detailed below:

Feeder Fund	Invests in Master Portfolio	% ownership interest held by the Feeder Funds at 12/31/2004
S&P 500 Index Fund	S&P 500 Index Master Portfolio	19.31%
Small Cap Index Fund	Russell 2000 Index Master Portfolio	100.00%
International Index Fund	International Index Master Portfolio	100.00%
LifePath Income Fund	LifePath Retirement Master Portfolio	46.32%
LifePath 2010 Fund	LifePath 2010 Master Portfolio	36.32%
LifePath 2020 Fund	LifePath 2020 Master Portfolio	34.46%
LifePath 2030 Fund	LifePath 2030 Master Portfolio	34.26%
LifePath 2040 Fund	LifePath 2040 Master Portfolio	36.76%

The Master Portfolios are diversified, open-end management investment companies, which have similar investment objectives as the respective Feeder Funds. The Master Portfolios operate as partnerships for federal income tax purposes. The financial statements of each Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each Feeder Fund’s financial statements.

Each Feeder Fund records its investment in its Master Portfolio at fair value, based upon each Feeder Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation policies relating to securities held by each Master Portfolio are disclosed in the notes of the respective Master Portfolio’s financial statements included elsewhere in this report.

Each Feeder Fund records daily its proportionate share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses.

  Federal income taxes, dividends and distributions to shareowners

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

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NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2004, certain Fund’s aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Fund	$228,333,877	$40,243,702	$(11,977,845)	$28,265,857
Small Cap Equity Fund	102,466,336	25,322,526	(6,595,007)	18,727,519
International Equity Fund	62,208,780	14,333,875	(3,320,004)	11,013,871
S&P 500 Index Fund	—	—	—	38,173,434
Small Cap Index Fund	—	—	—	42,485,453
International Index Fund	—	—	—	9,637,689
Equity and Bond Fund	156,566,590	7,874,118	—	7,874,118
Bond Fund	245,755,769	5,264,070	(1,139,432)	4,124,638
Tax Advantaged Bond Fund	93,745,875	6,751,018	(19,917)	6,731,101
Money Market Fund	91,739,671	—	—	—
LifePath Income Fund	—	—	—	1,944,695
LifePath 2010 Fund	—	—	—	5,242,932
LifePath 2020 Fund	—	—	—	10,710,886
LifePath 2030 Fund	—	—	—	7,779,334
LifePath 2040 Fund	—	—	—	4,720,702

The Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund, and Money Market Fund declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are generally paid annually.

The LifePath Income Fund declares and distributes dividends quarterly and capital gain distributions, if any, at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for futures contracts, the recognition of net realized losses, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. In addition, certain reclassifications were made among the components of net assets. These reclassifications had no affect on net investment income, net realized gain or loss, or net assets.

The International Equity Fund has elected to mark-to-market its investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation of $512,545 and $126,571 during 2004 and 2003, respectively, and capital gains of $18,674 and $0 during 2004 and 2003, respectively, as ordinary income for federal income taxes. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2004, was $639,116.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions for all classes were as follows for the years ended December 31, 2004 and 2003 respectively:

2004	Ordinary Income
	Class A	Class B	Institutional	Class R-1	Class R-2	Class R-3
Small Cap Index Fund	$2,279,189	1,058,127	490,071	24,710	21,126	22,069
LifePath Income Fund	1,212,830	131,204	148,861	2,339	2,043	2,134
LifePath 2010 Fund	2,149,975	388,103	283,224	2,441	1,894	1,915
LifePath 2020 Fund	2,774,333	567,528	390,797	3,319	1,786	1,865
LifePath 2030 Fund	1,151,422	271,935	269,978	2,292	1,400	1,482
LifePath 2040 Fund	854,241	237,339	234,207	3,174	1,817	1,923

2004	Long Term Capital Gain
	Class A	Class B	Institutional	Class R-1	Class R-2	Class R-3
Small Cap Index Fund	$1,887,464	985,148	329,477	18,353	15,447	15,473
LifePath Income Fund	692,090	90,820	70,959	1,237	1,064	1,064
LifePath 2010 Fund	1,877,127	417,182	207,411	1,986	1,526	1,473
LifePath 2020 Fund	1,923,791	484,757	226,046	2,094	1,143	1,138
LifePath 2030 Fund	1,265,059	388,425	236,833	2,264	1,400	1,390
LifePath 2040 Fund	392,279	130,947	91,030	1,343	783	786

2004	Total Distributions
	Class A	Class B	Institutional	Class R-1	Class R-2	Class R-3
Small Cap Index Fund	$4,166,653	2,043,275	819,548	43,063	36,573	37,542
LifePath Income Fund	1,904,920	222,024	219,820	3,576	3,107	3,198
LifePath 2010 Fund	4,027,102	805,285	490,635	4,427	3,420	3,388
LifePath 2020 Fund	4,698,124	1,052,285	616,843	5,413	2,929	3,003
LifePath 2030 Fund	2,416,481	660,360	506,811	4,556	2,800	2,872
LifePath 2040 Fund	1,246,520	368,286	325,237	4,517	2,600	2,709

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NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions for the remaining Funds was the same as the composition of distributions reflected in the Statement of Changes in Net Assets as of December 31, 2004.

2003	Ordinary Income			Long Term Capital Gain			Total Distributions
	Class A	Class B	Institutional	Class A	Class B	Institutional	Class A	Class B	Institutional
Small Cap Index Fund	$383,160	58,432	101,441	282,495	169,469	43,432	665,655	227,901	144,873
Equity & Bond Fund	1,240,401	561,598	88,311	25,409	15,041	1,434	1,265,810	576,639	89,745
LifePath Income Fund	100,534	8,827	12,333	10,646	1,437	925	111,180	10,264	13,258
LifePath 2010 Fund	108,739	19,192	16,598	4,316	1,220	450	113,055	20,412	17,048
LifePath 2020 Fund	137,715	26,870	21,649	2,172	654	238	139,887	27,524	21,887
LifePath 2030 Fund	66,102	14,769	21,688	1,887	698	433	67,989	15,467	22,121
LifePath 2040 Fund	26,657	6,167	8,925	—	—	—	26,657	6,167	8,925

The tax character of distributions for the remaining Funds made during the year ended December 31, 2003, were the same as the composition of distributions reflected in the Statement of Changes in Net Assets as of December 31, 2003.

From November 1, 2004 through December 31, 2004, the Equity Fund incurred approximately $842,771 of net realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising on January 1, 2005.

From November 1, 2004 through December 31, 2004, the International Equity Fund, LifePath Income Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund incurred approximately $66,131, $3,695, $132,597, $1,884 and $58,149 in foreign exchange losses, respectively. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2005.

At December 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Year of Expiration
	2009	2010	2011	2012	Total
Equity Fund	$—	3,983,984	577,465	—	$4,561,449
Small Cap Equity Fund	—	—	2,200,639	—	2,200,639
International Equity Fund	104,896	4,360,867	4,740,479	—	9,206,242
S&P 500 Index Fund	187,247	3,819,990	903,770	—	4,911,007
International Index Fund	—	972,310	622,378	—	1,594,688
Equity & Bond Fund	—	—	—	8,846	8,846
Bond Fund	—	—	498,280	—	498,280
Tax Advantaged Bond Fund	328	2,457	102,062	428	105,275

At December 31, 2004, the Small Cap Index Fund, LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund had an undistributed long-term capital gain of $738,944, $93,101, $79,426, $203,906, $36,679 and $8,317, respectively.

The undistributed net investment income in accordance with the federal tax regulations at December 31, 2004, for the International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund and Money Market Fund, was $199,523, $55,646, $428,362, $184,088, $48,913 and $7,441, respectively. The difference between these amounts and the undistributed net investment income reported on the Statement of Assets and Liabilities as of December 31, 2004, for the International Equity Fund relates to forward foreign currency contracts, mark-to-market of PFICs, and post-October loss deferrals. For the S&P 500 Index Fund and the Small Cap Index Fund, the difference relates to return of capital transactions. For the International Index Fund, the difference relates to mark-to-market of PFICs and forward foreign currency contracts. For the Bond Fund and Money Market Fund, dividends paid for federal income tax purposes are less than dividends paid in accordance with GAAP

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NOTES TO FINANCIAL STATEMENTS (Continued)

due to non-deductible 12b-1 fees in 2001. The undistributed net investment income in accordance with the federal tax regulations at December 31, 2004, for the LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund, was $5,556, $127,405, $553,456, $436,561 and $424,522, respectively. The difference between these amounts and the undistributed net investment income reported on the Statement of Assets and Liabilities as of December 31, 2004, relates primarily to amortization for GAAP but not for federal income tax purposes and post-October loss deferrals. For the remaining Funds, the undistributed net investment income in accordance with federal tax regulations at December 31, 2004 was the same as the undistributed net investment income reflected in the Statements of Assets and Liabilities as of December 31, 2004.

  Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

  Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

  Financial instruments

The Feeder Funds, through their investment in the Master Portfolios, may enter into stock index futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. These contracts obligate such Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses are reflected in the Statement of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Additionally, the International Equity and International Index Funds may enter into forward foreign currency contracts to purchase or sell foreign currencies. These Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

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NOTES TO FINANCIAL STATEMENTS (Continued)

  Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with State Farm Investment Management Corp. (“Manager”) which serves as the Trust’s investment adviser and conducts the business and affairs of the Trust. Each Fund pays the Manager an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to the Manager quarterly. The rates for the Feeder Funds include the fee for Barclays Global Fund Advisors’ (“Barclays”) investment advisory services to the Master Portfolio.

Equity Fund	0.60%
Small Cap Equity Fund	0.80%
International Equity Fund	0.80%
S&P 500 Index Fund	0.20%
Small Cap Index Fund	0.35%
International Index Fund	0.50%
Equity and Bond Fund	None
Bond Fund	0.10%
Tax Advantaged Bond Fund	0.10%
Money Market Fund	0.10%
LifePath Income Fund	0.70%
LifePath 2010 Fund	0.70%
LifePath 2020 Fund	0.70%
LifePath 2030 Fund	0.70%
LifePath 2040 Fund	0.70%

The Manager does not receive an investment advisory and management services fee for performing its services for the Equity and Bond Fund. However, the Manager receives investment advisory and management services fees from managing the underlying Funds into which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to the Manager to acquire shares of each Fund in which it invests. Because the underlying Funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

The Manager has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Equity Fund and International Equity Fund. In accordance with the overall investment objectives of each respective Fund, Capital Guardian determines which securities to buy and sell for each of those Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions. Capital Guardian’s sub-advisory fees for managing the respective portfolios are paid by the Manager. No additional advisory fees are charged to the Funds. During the year ended December 31, 2004, the Manager paid Capital Guardian the following amounts:

Small Cap Equity Fund	$355,212
International Equity Fund	207,201

Total	$562,413

  Distribution and Shareholder Services Agreements

The Trust has entered into distribution plan agreements pursuant to Rule 12b-1 of the Investment Company Act of 1940 with State Farm VP Management Corp. (“VP Management Corp.”). Under terms of these agreements, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts:

	Class A	Class B	Class R-1	Class R-2
All Funds other than Money Market	0.25%	0.65%	0.50%	0.30%
Money Market Fund	0.15%	0.55%	0.40%	0.20%

The annual fee amount is payable to VP Management Corp. by each Fund only to the extent VP Management Corp. has incurred distribution expenses to be reimbursed. Any distribution expenses incurred by VP Management Corp. and not otherwise reimbursed by the Funds under the

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

applicable distribution plan can be carried forward and reimbursed in a later time period. At December 31, 2004, VP Management Corp. had not been reimbursed for the following amounts:

Equity Fund	$2,918,442
Small Cap Equity Fund	3,926,371
International Equity Fund	2,856,143
S&P 500 Index Fund	7,769,755
Small Cap Index Fund	5,206,599
International Index Fund	3,196,170
Equity and Bond Fund	5,188,638
Bond Fund	4,487,723
Tax Advantaged Bond Fund	4,459,187
Money Market Fund	2,225,369
LifePath Income Fund	569,438
LifePath 2010 Fund	1,279,854
LifePath 2020 Fund	1,860,787
LifePath 2030 Fund	1,124,795
LifePath 2040 Fund	646,818

TOTAL	$47,716,089

The Trust has a separate shareholder services agreement with the Manager. Under terms of the shareholder services agreement, each Fund pays the Manager a fee of 0.25% of average daily nets assets of Class A and Class B and 0.32% for Class R-1, Class R-2 and Class R-3.

  Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of the Manager. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees, and the Trust’s portion of the compensation paid to or accrued for the Trust’s Chief Compliance Officer.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

  Expense Limitation and Expense Waiver Agreements

For the Class A, Class B and Institutional shares of all Funds other than the LifePath Funds, the Manager has agreed to reimburse each Class if, and to the extent, the Class’s total annual operating expenses exceed the percentage of each Class’s average net assets indicated in the table below. With respect to the LifePath Funds, Barclays has voluntarily agreed to waive management fees at the Master Portfolio level in an amount equal to the management fees, if any, charged to the Underlying Funds. The Manager has agreed to reimburse each LifePath Fund Class if, and to the extent, the LifePath Fund Class’s total annual operating expenses, including net expenses incurred at the Master Portfolio and Underlying Fund levels, exceed the percentages of each LifePath Fund Class’s average net assets shown in the table below:

	Class A	Class B	Institutional
Equity Fund	1.20%	1.60%	.70%
Small Cap Equity Fund	1.40%	1.80%	.90%
International Equity Fund	1.50%	1.90%	1.00%
S&P 500 Index Fund	.80%	1.20%	.30%
Small Cap Index Fund	.95%	1.35%	.45%
International Index Fund	1.15%	1.55%	.65%
Equity and Bond Fund	.50%	.90%	—
Bond Fund	.70%	1.10%	.20%
Tax Advantaged Bond Fund	.70%	1.10%	.20%
Money Market Fund	.60%	1.00%	.20%
LifePath Income Fund	1.30%	1.70%	.80%
LifePath 2010 Fund	1.30%	1.70%	.80%
LifePath 2020 Fund	1.30%	1.70%	.80%
LifePath 2030 Fund	1.30%	1.70%	.80%
LifePath 2040 Fund	1.30%	1.70%	.80%

For all Class R shares, the Manager has agreed to reimburse each Class for any expenses incurred by the Class, other than management fees, administrative fees charged by the Master Portfolios, distribution (12b-1) fees, and shareholder servicing fees, that exceed the following percentage of the Class’s average daily assets:

Fund	Expense Reimbursement Threshold
Equity Fund	0.10%
Small Cap Equity Fund	0.10%
International Equity Fund	0.20%
S&P 500 Index Fund	0.10%
Small Cap Index Fund	0.10%
International Index Fund	0.15%
Bond Fund	0.10%
Money Market Fund	0.10%
LifePath Income Fund	0.10%
LifePath 2010 Fund	0.10%
LifePath 2020 Fund	0.10%
LifePath 2030 Fund	0.10%
LifePath 2040 Fund	0.10%

The Manager has agreed to reimburse all expenses directly incurred by the Equity and Bond Fund excluding distribution and shareholder servicing fees. These arrangements are voluntary and may be eliminated by the Manager or Barclays at any time.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Purchases	Sales	Purchases	Sales
Equity Fund	$44,534,300	4,022,647	$68,861,223	2,018,041
Small Cap Equity Fund	50,988,662	37,852,316	45,356,016	22,328,859
International Equity Fund	19,938,849	13,282,925	12,161,367	7,016,804
Equity and Bond Fund	22,104,368	1,235,563	40,029,655	150,000
Bond Fund	64,828,968	26,133,534	126,417,688	30,441,620
Tax Advantaged Bond Fund	7,361,835	1,739,955	24,759,203	6,882,436

  Foreign currency contracts

International Equity Fund had the following open forward foreign currency contracts at December 31, 2004:

Foreign amount	Currency	Contracts	Settlement date	U.S. Dollar	Unrealized gain (loss)
10,719	Canadian Dollar	2	01/03/2005-01/05/2005	8,921	(13)
394,365	Euro	2	06/27/2005-06/30/2005	537,501	321
374,423	Great Britain Pound	2	06/30/2005	711,892	(7,936)
58,456,448	Japanese Yen	2	01/24/2005-03/01/2005	571,711	(20,710)
1,662,149	Swiss Franc	4	02/17/2005-06/30/2005	1,469,031	(6,025)

				Total	$(34,363)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Fund share transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following number of shares and dollars by class:

Year ended December 31, 2004 (Since September 13, 2004, for all Class R shares)

	Class A Dollar Amounts				Class A Share Amounts
	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$30,509,211	$877,951	$15,871,530	$15,515,632	3,759,736	102,445	1,963,049	1,899,132
Small Cap Equity Fund	15,440,914	—	10,375,109	5,065,805	1,592,755	—	1,115,529	477,226
International Equity Fund	6,728,156	116,971	5,007,424	1,837,703	789,799	12,561	595,649	206,711
S&P 500 Index Fund	121,031,241	1,110,016	37,076,819	85,064,438	14,066,971	131,980	4,315,887	9,883,064
Small Cap Index Fund	47,919,275	456,837	16,565,535	31,810,577	3,914,519	38,814	1,363,556	2,589,777
International Index Fund	22,483,201	565	6,779,641	15,704,125	2,447,136	67	740,949	1,706,254
Equity & Bond Fund	26,722,179	1,506,161	15,627,996	12,600,344	2,885,938	159,821	1,691,426	1,354,333
Bond Fund	43,608,056	3,467,988	27,079,642	19,996,402	4,094,023	326,202	2,545,901	1,874,324
Tax Advantaged Bond Fund	15,840,534	1,009,339	10,222,541	6,627,332	1,428,604	91,249	924,590	595,263
Money Market Fund	116,045,100	510,161	108,518,512	8,036,749	116,045,100	510,161	108,518,512	8,036,749
LifePath Income Fund	43,821,573	484,049	10,719,548	33,586,074	4,015,245	44,672	985,547	3,074,370
LifePath 2010 Fund	97,420,269	111,956	11,629,613	85,902,612	8,612,027	10,051	1,026,895	7,595,183
LifePath 2020 Fund	130,559,341	136,886	12,542,234	118,153,993	11,097,835	11,873	1,065,677	10,044,031
LifePath 2030 Fund	73,238,584	66,638	8,028,883	65,276,339	6,062,226	5,658	659,780	5,408,104
LifePath 2040 Fund	43,587,000	25,915	5,527,561	38,085,354	3,519,848	2,145	444,706	3,077,287

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

	Class B Dollar Amounts				Class B Share Amounts
	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$9,159,427	$213,834	$3,559,477	$5,813,784	1,136,949	25,098	441,414	720,633
Small Cap Equity Fund	4,375,867	—	1,886,431	2,489,436	455,021	—	199,637	255,384
International Equity Fund	1,733,030	18,974	598,985	1,153,019	204,538	2,049	70,318	136,269
S&P 500 Index Fund	33,996,084	228,195	9,549,850	24,674,429	3,959,032	27,131	1,110,289	2,875,874
Small Cap Index Fund	12,499,960	97,964	3,340,940	9,256,984	1,032,948	8,350	275,453	765,845
International Index Fund	5,070,288	(97)	1,082,118	3,988,073	554,886	(12)	118,379	436,495
Equity & Bond Fund	8,916,229	506,725	4,081,207	5,341,747	961,240	53,594	439,675	575,159
Bond Fund	9,729,416	1,144,754	6,109,222	4,764,948	913,087	107,611	572,880	447,818
Tax Advantaged Bond Fund	966,827	134,830	1,474,535	(372,878)	87,015	12,188	133,515	(34,312)
Money Market Fund	798,002	2,379	609,952	190,429	798,002	2,379	609,952	190,429
LifePath Income Fund	5,151,052	45,121	846,413	4,349,760	473,145	4,173	77,918	399,400
LifePath 2010 Fund	18,307,057	19,662	1,789,852	16,536,867	1,623,915	1,768	158,398	1,467,285
LifePath 2020 Fund	29,951,785	26,807	2,868,971	27,109,621	2,553,277	2,327	243,158	2,312,446
LifePath 2030 Fund	20,708,505	14,788	2,263,293	18,460,000	1,721,797	1,259	186,612	1,536,444
LifePath 2040 Fund	13,188,031	5,558	1,641,406	11,552,183	1,068,974	461	132,731	936,704

	Institutional Class Dollar Amounts				Institutional Class Share Amounts
	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$18,044,567	$206,966	$2,124,688	$16,126,845	2,289,954	24,727	267,379	2,047,302
Small Cap Equity Fund	3,565,611	—	1,271,816	2,293,795	364,961	—	133,130	231,831
International Equity Fund	1,349,386	34,512	418,186	965,712	158,757	3,729	48,992	113,494
S&P 500 Index Fund	15,463,275	187,876	3,414,238	12,236,913	1,793,379	22,293	395,043	1,420,629
Small Cap Index Fund	9,534,270	113,986	2,128,172	7,520,084	770,624	9,595	171,957	608,262
International Index Fund	4,955,157	190	907,828	4,047,519	534,470	22	95,668	438,824
Equity & Bond Fund	2,427,355	161,769	755,339	1,833,785	262,970	17,265	81,778	198,457
Bond Fund	13,395,564	1,585,495	3,544,446	11,436,613	1,260,817	149,516	334,340	1,075,993
Tax Advantaged Bond Fund	30,432	2,839	8,569	24,702	2,728	257	782	2,203
Money Market Fund	13,819,705	96,393	11,623,896	2,292,202	13,819,705	96,393	11,623,896	2,292,202
LifePath Income Fund	3,987,617	53,488	317,259	3,723,846	361,446	4,924	29,024	337,346
LifePath 2010 Fund	10,897,675	15,372	1,080,943	9,832,104	955,252	1,375	94,397	862,230
LifePath 2020 Fund	15,511,700	20,468	1,198,739	14,333,429	1,313,615	1,769	100,693	1,214,691
LifePath 2030 Fund	12,169,000	20,886	1,039,160	11,150,726	1,004,184	1,768	85,089	920,863
LifePath 2040 Fund	9,635,156	7,644	675,026	8,967,774	775,392	631	54,024	721,999

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,050,653	$561	$—	$1,051,214	135,105	67	—	135,172
Small Cap Equity Fund	1,031,224	—	—	1,031,224	116,841	—	—	116,841
International Equity Fund	1,049,582	469	—	1,050,051	125,662	50	—	125,712
S&P 500 Index Fund	1,561,325	—	67	1,561,258	177,275	—	8	177,267
Small Cap Index Fund	1,211,918	—	—	1,211,918	98,011	—	—	98,011
International Index Fund	1,141,642	—	—	1,141,642	124,208	—	—	124,208
Equity & Bond Fund	1,076,019	1,677	—	1,077,696	117,501	178	—	117,679
Bond Fund	1,179,943	463	—	1,180,406	111,169	43	—	111,212
Money Market Fund	1,121,776	117	98	1,121,795	1,121,776	117	98	1,121,795
LifePath Income Fund	118,140	—	15	118,125	10,750	—	1	10,749
LifePath 2010 Fund	136,943	—	15	136,928	11,910	—	1	11,909
LifePath 2020 Fund	192,810	—	149	192,661	15,921	—	12	15,909
LifePath 2030 Fund	170,372	—	154	170,218	13,776	—	12	13,764
LifePath 2040 Fund	205,612	—	105	205,507	16,101	—	8	16,093

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,000,010	$—	$—	$1,000,010	129,033	—	—	129,033
Small Cap Equity Fund	1,000,135	—	128	1,000,007	113,780	—	14	113,766
International Equity Fund	1,000,010	—	—	1,000,010	120,193	—	—	120,193
S&P 500 Index Fund	1,000,010	—	—	1,000,010	116,010	—	—	116,010
Small Cap Index Fund	1,000,010	—	—	1,000,010	82,441	—	—	82,441
International Index Fund	1,000,010	—	—	1,000,010	110,255	—	—	110,255
Equity & Bond Fund	1,000,010	—	—	1,000,010	109,530	—	—	109,530
Bond Fund	1,000,020	—	—	1,000,020	94,253	—	—	94,253
Money Market Fund	1,000,357	—	90	1,000,267	1,000,357	—	90	1,000,267
LifePath Income Fund	100,000	—	—	100,000	9,132	—	—	9,132
LifePath 2010 Fund	109,199	—	—	109,199	9,579	—	—	9,579
LifePath 2020 Fund	109,711	—	—	109,711	9,269	—	—	9,269
LifePath 2030 Fund	102,033	—	—	102,033	8,464	—	—	8,464
LifePath 2040 Fund	100,130	—	—	100,130	8,140	—	—	8,140

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,002,220	$28	$122	$1,002,126	129,298	3	14	129,287
Small Cap Equity Fund	1,001,050	—	21	1,001,029	113,869	—	2	113,867
International Equity Fund	1,000,401	4	10	1,000,395	120,236	1	1	120,236
S&P 500 Index Fund	1,002,663	—	—	1,002,663	116,301	—	—	116,301
Small Cap Index Fund	1,001,850	—	—	1,001,850	82,578	—	—	82,578
International Index Fund	1,000,655	—	—	1,000,655	110,319	—	—	110,319
Equity & Bond Fund	1,001,403	32	56	1,001,379	109,676	3	6	109,673
Bond Fund	1,006,862	16	—	1,006,878	94,896	1	—	94,897
Money Market Fund	1,060,374	80	40	1,060,414	1,060,374	80	40	1,060,414
LifePath Income Fund	100,000	—	—	100,000	9,132	—	—	9,132
LifePath 2010 Fund	100,010	—	—	100,010	8,796	—	—	8,796
LifePath 2020 Fund	101,216	—	—	101,216	8,580	—	—	8,580
LifePath 2030 Fund	100,489	—	—	100,489	8,344	—	—	8,344
LifePath 2040 Fund	100,497	—	—	100,497	8,168	—	—	8,168

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Year ended December 31, 2003 (Since inception on May 9, 2003, for all LifePath Funds)

	Class A Dollar Amounts				Class A Share Amounts
	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$40,369,670	$359,799	$6,699,487	$34,029,982	5,739,918	45,144	942,309	4,842,753
Small Cap Equity Fund	19,203,020	—	2,917,094	16,285,926	2,365,565	—	354,636	2,010,929
International Equity Fund	4,718,455	98,695	948,321	3,868,829	685,591	11,974	137,452	560,113
S&P 500 Index Fund	109,580,802	—	18,174,722	91,406,080	14,903,008	—	2,501,283	12,401,725
Small Cap Index Fund	36,797,676	—	4,647,929	32,149,747	3,795,010	—	471,682	3,323,328
International Index Fund	8,958,156	174,507	1,322,725	7,809,938	1,256,978	20,082	188,144	1,088,916
Equity & Bond Fund	33,735,026	872,492	8,519,648	26,087,870	3,974,771	97,025	1,000,024	3,071,772
Bond Fund	66,394,567	2,521,029	22,754,353	46,161,243	6,185,339	235,325	2,129,751	4,290,913
Tax Advantaged Bond Fund	26,616,588	972,655	12,384,233	15,205,010	2,409,622	88,172	1,127,953	1,369,841
Money Market Fund	106,454,960	262,842	77,881,610	28,836,192	106,454,960	262,842	77,881,610	28,836,192
LifePath Income Fund	31,460,784	15,889	1,462,057	30,014,616	3,006,512	1,529	139,775	2,868,266
LifePath 2010 Fund	39,709,123	—	744,906	38,964,217	3,726,098	—	69,252	3,656,846
LifePath 2020 Fund	49,508,616	—	821,359	48,687,257	4,551,075	—	75,446	4,475,629
LifePath 2030 Fund	24,755,740	—	548,491	24,207,249	140,619	—	149	140,470
LifePath 2040 Fund	11,761,012	—	407,578	11,353,434	1,049,294	—	36,324	1,012,970

	Class B Dollar Amounts				Class B Share Amounts
	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$15,156,173	$63,136	$2,411,970	$12,807,339	2,192,508	7,962	347,452	1,853,018
Small Cap Equity Fund	6,748,506	—	955,320	5,793,186	862,543	—	118,357	744,186
International Equity Fund	1,622,671	23,225	271,603	1,374,293	242,121	2,791	39,127	205,785
S&P 500 Index Fund	39,944,153	—	4,654,660	35,289,493	5,509,764	—	636,373	4,873,391
Small Cap Index Fund	12,412,132	—	1,344,688	11,067,444	1,323,974	—	139,892	1,184,082
International Index Fund	3,310,298	49,937	477,349	2,882,886	474,374	5,753	67,750	412,377
Equity & Bond Fund	13,505,104	286,494	3,228,171	10,563,427	1,601,268	31,812	381,321	1,251,759
Bond Fund	24,425,363	961,103	6,639,364	18,747,102	2,271,753	89,678	620,264	1,741,167
Tax Advantaged Bond Fund	4,106,859	292,154	1,727,387	2,671,626	371,185	26,567	157,007	240,745
Money Market Fund	670,961	2,995	422,646	251,310	670,961	2,995	422,646	251,310
LifePath Income Fund	4,039,613	1,183	91,125	3,949,671	388,787	113	8,726	380,174
LifePath 2010 Fund	11,111,427	—	231,831	10,879,596	1,046,130	—	21,545	1,024,585
LifePath 2020 Fund	14,697,199	—	115,943	14,581,256	1,353,383	—	10,506	1,342,877
LifePath 2030 Fund	9,045,151	—	183,262	8,861,889	824,743	—	16,274	808,469
LifePath 2040 Fund	4,871,301	—	160,726	4,710,575	437,793	—	14,221	423,572

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

	Institutional Class Dollar Amounts				Institutional Class Share Amounts
	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$24,614,897	$808,435	$1,293,072	$24,130,260	3,689,671	103,912	191,040	3,602,543
Small Cap Equity Fund	3,744,167	—	507,291	3,236,876	475,828	—	60,227	415,601
International Equity Fund	1,101,588	23,166	241,604	883,150	165,064	2,850	35,347	132,567
S&P 500 Index Fund	14,134,446	—	1,593,257	12,541,189	1,933,483	—	212,672	1,720,811
Small Cap Index Fund	7,064,292	—	623,861	6,440,431	734,319	—	62,064	672,255
International Index Fund	1,987,790	44,972	117,832	1,914,930	279,885	5,169	16,445	268,609
Equity & Bond Fund	3,180,279	86,150	520,715	2,745,714	380,774	9,650	60,476	329,948
Bond Fund	26,009,772	2,061,488	1,976,155	26,095,105	2,431,624	192,696	184,825	2,439,495
Tax Advantaged Bond Fund	189,949	2,432	143,415	48,966	17,173	220	12,965	4,428
Money Market Fund	11,710,083	51,521	7,404,389	4,357,215	11,710,083	51,521	7,404,389	4,357,215
LifePath Income Fund	2,864,437	1,244	22,922	2,842,759	273,727	120	2,146	271,701
LifePath 2010 Fund	4,055,837	—	48,509	4,007,328	382,544	—	4,516	378,028
LifePath 2020 Fund	5,859,246	—	553,606	5,305,640	543,900	—	50,822	493,078
LifePath 2030 Fund	5,664,218	—	179,633	5,484,585	517,893	—	16,091	501,802
LifePath 2040 Fund	2,598,554	—	71,677	2,526,877	234,587	—	6,346	228,241

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Fund

Class A Shares
Year ended 12/31/2004	$8.00	$0.09	$0.53	$0.62	$(0.08)	$—	$(0.08)
Year ended 12/31/2003	6.55	0.05	1.44	1.49	(0.04)	—	(0.04)
Year ended 12/31/2002	8.10	0.04	(1.56)	(1.52)	(0.03)	—	(0.03)
Year ended 12/31/2001	9.47	0.02	(1.39)	(1.37)	—	—	—
Period ended 12/31/2000 (c)	10.00	0.01	(0.53)	(0.52)	(0.01)	—	(0.01)

Class B Shares
Year ended 12/31/2004	7.96	0.06	0.52	0.58	(0.05)	—	(0.05)
Year ended 12/31/2003	6.51	0.02	1.45	1.47	(0.02)	—	(0.02)
Year ended 12/31/2002	8.06	0.01	(1.55)	(1.54)	(0.01)	—	(0.01)
Year ended 12/31/2001	9.47	(0.02)	(1.39)	(1.41)	—	—	—
Period ended 12/31/2000 (c)	10.00	0.01	(0.53)	(0.52)	(0.01)	—	(0.01)

Institutional Shares
Year ended 12/31/2004	7.81	0.13	0.52	0.65	(0.12)	—	(0.12)
Year ended 12/31/2003	6.38	0.09	1.41	1.50	(0.07)	—	(0.07)
Year ended 12/31/2002	7.88	0.07	(1.52)	(1.45)	(0.05)	—	(0.05)
Period ended 12/31/2001 (e)	7.54	0.02	0.34	0.36	(0.02)	—	(0.02)

Class R-1 Shares
Period ended 12/31/2004 (f)	7.75	0.04	0.64	0.68	(0.10)	—	(0.10)

Class R-2 Shares
Period ended 12/31/2004 (f)	7.75	0.04	0.64	0.68	(0.10)	—	(0.10)

Class R-3 Shares
Period ended 12/31/2004 (f)	7.75	0.05	0.64	0.69	(0.11)	—	(0.11)

See accompanying notes to financial statements.

	Net asset value, end of period	Total return (b)	Ratios/supplemental data
			Net assets, end of period (millions)	Average Net Asset ratios assuming expense Limitations				Average Net Asset ratios absent expense limitations				Portfolio turnover rate
				Expenses		Net investment Income (loss)		Expenses		Net investment income (loss)
Equity Fund

Class A Shares
Year ended 12/31/2004	$8.54	7.80%	$95.7	1.18%		1.11%		1.18%		1.11%		2%
Year ended 12/31/2003	8.00	22.81	74.4	1.20		0.72		1.23		0.69		1
Year ended 12/31/2002	6.55	(18.75)	29.2	1.20		0.58		1.24		0.54		3
Year ended 12/31/2001	8.10	(14.47)	13.6	1.20		0.22		1.27		0.15		1
Period ended 12/31/2000 (c)	9.47	(5.17)	24.2	0.81	(d)	0.86	(d)	0.81	(d)	0.86	(d)	0	(d)

Class B Shares
Year ended 12/31/2004	8.49	7.32	43.0	1.58		0.71		1.58		0.71		2
Year ended 12/31/2003	7.96	22.57	34.6	1.60		0.32		1.62		0.30		1
Year ended 12/31/2002	6.51	(19.15)	16.2	1.60		0.16		1.64		0.12		3
Year ended 12/31/2001	8.06	(14.89)	10.9	1.60		(0.18)		1.67		(0.25)		1
Period ended 12/31/2000 (c)	9.47	(5.17)	24.2	0.81	(d)	0.86	(d)	0.81	(d)	0.86	(d)	0	(d)

Institutional Shares
Year ended 12/31/2004	8.34	8.34	114.4	0.68		1.62		0.68		1.62		2
Year ended 12/31/2003	7.81	23.52	91.2	0.68		1.24		0.68		1.24		1
Year ended 12/31/2002	6.38	(18.35)	51.5	0.70		1.07		0.72		1.05		3
Period ended 12/31/2001 (e)	7.88	4.82	33.0	0.70	(d)	0.85	(d)	0.70	(d)	0.85	(d)	1	(d)

Class R-1 Shares
Period ended 12/31/2004 (f)	8.33	8.76	1.13	1.51	(d)	1.33	(d)	1.51	(d)	1.33	(d)	2	(d)

Class R-2 Shares
Period ended 12/31/2004 (f)	8.33	8.82	1.08	1.31	(d)	1.53	(d)	1.31	(d)	1.53	(d)	2	(d)

Class R-3 Shares
Period ended 12/31/2004 (f)	8.33	8.94	1.08	1.01	(d)	1.84	(d)	1.01	(d)	1.84	(d)	2	(d)

(a)	Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.
(c)	From commencement of investment operations October 31, 2000.
(d)	Determined on an annualized basis.
(e)	From commencement of investment operations November 1, 2001.
(f)	From commencement of investment operations August 23, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (b) (c)	Net realized gain	Total distributions
Small Cap Equity Fund

Class A Shares
Year ended 12/31/2004	$9.84	$(0.04)	$0.65	$0.61	$—	$—	$—
Year ended 12/31/2003	7.06	(0.03)	2.81	2.78	—	—	—
Year ended 12/31/2002	9.56	(0.02)	(2.48)	(2.50)	—	—	—
Year ended 12/31/2001	9.78	(0.04)	(0.17)	(0.21)	—	(0.01)	(0.01)
Period ended 12/31/2000 (e)	10.00	0.01	(0.22)	(0.21)	(0.01)	—	(0.01)

Class B Shares
Year ended 12/31/2004	9.73	(0.08)	0.64	0.56	—	—	—
Year ended 12/31/2003	7.00	(0.06)	2.79	2.73	—	—	—
Year ended 12/31/2002	9.53	(0.06)	(2.47)	(2.53)	—	—	—
Year ended 12/31/2001	9.78	(0.08)	(0.16)	(0.24)	—	(0.01)	(0.01)
Period ended 12/31/2000 (e)	10.00	0.01	(0.22)	(0.21)	(0.01)	—	(0.01)

Institutional Shares
Year ended 12/31/2004	9.90	0.01	0.64	0.65	—	—	—
Year ended 12/31/2003	7.06	0.02	2.82	2.84	—	—	—
Period ended 12/31/2002 (g)	9.00	0.03	(1.97)	(1.94)	—	—	—

Class R-1 Shares
Period ended 12/31/2004 (h)	8.79	(0.02)	1.75	1.73	—	—	—

Class R-2 Shares
Period ended 12/31/2004 (h)	8.79	(0.01)	1.75	1.74	—	—	—

Class R-3 Shares
Period ended 12/31/2004 (h)	8.79	—	1.75	1.75	—	—	—

See accompanying notes to financial statements.

	Net asset value, end of period	Total return (d)	Ratios/supplemental data
			Net assets, end of period (millions)	Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations				Portfolio turnover rate
				Expenses		Net investment income (loss)		Expenses		Net investment income (loss)
Small Cap Equity Fund

Class A Shares
Year ended 12/31/2004	$10.45	6.20%	$64.2	1.40%		(0.40)%		1.44%		(0.44)%		37%
Year ended 12/31/2003	9.84	39.38	55.8	1.40		(0.31)		1.48		(0.39)		33
Year ended 12/31/2002	7.06	(26.15)	25.8	1.40		(0.29)		1.48		(0.37)		29
Year ended 12/31/2001	9.56	(2.14)	26.6	1.40		(0.42)		1.48		(0.50)		44
Period ended 12/31/2000 (e)	9.78	(2.13)	24.5	1.40	(f)	1.02	(f)	1.55	(f)	0.87	(f)	15	(f)

Class B Shares
Year ended 12/31/2004	10.29	5.76	41.4	1.80		(0.80)		1.84		(0.84)		37
Year ended 12/31/2003	9.73	39.00	36.7	1.80		(0.71)		1.87		(0.78)		33
Year ended 12/31/2002	7.00	(26.55)	21.2	1.80		(0.70)		1.88		(0.78)		29
Year ended 12/31/2001	9.53	(2.45)	24.8	1.80		(0.82)		1.88		(0.90)		44
Period ended 12/31/2000 (e)	9.78	(2.14)	24.5	1.55	(f)	0.87	(f)	1.55	(f)	0.87	(f)	15	(f)

Institutional Shares
Year ended 12/31/2004	10.55	6.57	11.8	0.90		0.11		0.95		0.06		37
Year ended 12/31/2003	9.90	40.23	8.8	0.90		0.19		0.98		0.11		33
Period ended 12/31/2002 (g)	7.06	(22.00)	3.3	0.90	(f)	0.40	(f)	0.98	(f)	0.32	(f)	29	(f)

Class R-1 Shares
Period ended 12/31/2004 (h)	10.52	19.68	1.23	1.72	(f)	(0.47	)(f)	1.80	(f)	(0.55	)(f)	37	(f)

Class R-2 Shares
Period ended 12/31/2004 (h)	10.53	19.80	1.20	1.52	(f)	(0.28	)(f)	1.60	(f)	(0.36	)(f)	37	(f)

Class R-3 Shares
Period ended 12/31/2004 (h)	10.54	19.91	1.20	1.22	(f)	0.02	(f)	1.30	(f)	(0.06	)(f)	37	(f)

(a)	Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income and distributions for Class R-3 shares represent less than $0.01 per share in 2004.
(c)	Distributions represent less than $0.01 per share in 2001.
(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.
(e)	From commencement of investment operations December 5, 2000.
(f)	Determined on an annualized basis.
(g)	From commencement of investment operations February 28, 2002.
(h)	From commencement of investment operations August 31, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a) (b) (c)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (d)	Net realized gain (e)	Total distributions
International Equity Fund

Class A Shares
Year ended 12/31/2004	$8.39	$0.04	$1.00	$1.04	$(0.07)	$—	$(0.07)
Year ended 12/31/2003	6.34	0.03	2.10	2.13	(0.08)	—	(0.08)
Year ended 12/31/2002	7.77	0.02	(1.35)	(1.33)	(0.10)	—	(0.10)
Year ended 12/31/2001	9.64	—	(1.87)	(1.87)	—	—	—
Period ended 12/31/2000 (g)	10.00	—	(0.36)	(0.36)	—	—	—

Class B Shares
Year ended 12/31/2004	8.35	0.01	0.98	0.99	(0.03)	—	(0.03)
Year ended 12/31/2003	6.31	—	2.09	2.09	(0.05)	—	(0.05)
Year ended 12/31/2002	7.74	(0.01)	(1.35)	(1.36)	(0.07)	—	(0.07)
Year ended 12/31/2001	9.64	(0.03)	(1.87)	(1.90)	—	—	—
Period ended 12/31/2000 (g)	10.00	—	(0.36)	(0.36)	—	—	—

Institutional Shares
Year ended 12/31/2004	8.35	0.08	0.99	1.07	(0.11)	—	(0.11)
Year ended 12/31/2003	6.29	0.07	2.10	2.17	(0.11)	—	(0.11)
Period ended 12/31/2002 (i)	7.34	0.03	(0.95)	(0.92)	(0.13)	—	(0.13)

Class R-1 Shares
Period ended 12/31/2004 (j)	8.32	(0.02)	1.11	1.09	(0.09)	—	(0.09)

Class R-2 Shares
Period ended 12/31/2004 (j)	8.32	(0.01)	1.10	1.09	(0.09)	—	(0.09)

Class R-3 Shares
Period ended 12/31/2004 (j)	8.32	—	1.10	1.10	(0.10)	—	(0.10)

See accompanying notes to financial statements.

	Net asset value, end of period	Total return (f)	Ratios/supplemental data
			Net assets, end of period (millions)	Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations				Portfolio turnover rate
				Expenses		Net investment income (loss)		Expenses		Net investment income (loss)
International Equity Fund

Class A Shares
Year ended 12/31/2004	$9.36	12.34%	$34.4	1.50%		0.48%		1.68%		0.30%		22%
Year ended 12/31/2003	8.39	33.61	29.1	1.50		0.45		1.91		0.04		16
Year ended 12/31/2002	6.34	(17.17)	18.4	1.50		0.23		2.00		(0.27)		24
Year ended 12/31/2001	7.77	(19.35)	20.8	1.50		0.05		1.75		(0.20)		26
Period ended 12/31/2000 (g)	9.64	(3.56)	24.1	1.50	(h)	0.71	(h)	2.05	(h)	0.16	(h)	6	(h)

Class B Shares
Year ended 12/31/2004	9.31	11.89	28.9	1.90		0.06		2.08		(0.12)		22
Year ended 12/31/2003	8.35	33.18	24.8	1.90		0.07		2.32		(0.35)		16
Year ended 12/31/2002	6.31	(17.59)	17.4	1.90		(0.17)		2.40		(0.67)		24
Year ended 12/31/2001	7.74	(19.66)	19.8	1.90		(0.35)		2.15		(0.60)		26
Period ended 12/31/2000 (g)	9.64	(3.58)	24.1	1.90	(h)	0.31	(h)	2.05	(h)	0.16	(h)	6	(h)

Institutional Shares
Year ended 12/31/2004	9.31	12.78	6.3	1.00		0.96		1.18		0.78		22
Year ended 12/31/2003	8.35	34.56	4.7	1.00		0.94		1.41		0.53		16
Period ended 12/31/2002 (i)	6.29	(12.55)	2.7	1.00	(h)	0.56	(h)	1.51	(h)	0.05	(h)	24	(h)

Class R-1 Shares
Period ended 12/31/2004 (j)	9.32	13.06	1.2	1.82	(h)	(0.70	)(h)	2.04	(h)	(0.92	)(h)	22	(h)

Class R-2 Shares
Period ended 12/31/2004 (j)	9.32	13.12	1.1	1.62	(h)	(0.49	)(h)	1.84	(h)	(0.71	)(h)	22	(h)

Class R-3 Shares
Period ended 12/31/2004 (j)	9.32	13.22	1.1	1.32	(h)	(0.19	)(h)	1.54	(h)	(0.41	)(h)	22	(h)

(a)	Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income for Class B shares represents less than $0.01 per share in 2003.
(c)	Net investment income for Class R-3 shares represents less than $0.01 per share in 2004.
(d)	Distributions represent less than $0.01 per share in 2001 and 2000.
(e)	Distributions represent less than $0.01 per share in 2001.
(f)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.
(g)	From commencement of investment operations December 5, 2000.
(h)	Determined on an annualized basis.
(i)	From commencement of investment operations February 28, 2002.
(j)	From commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized) (a)	Total from investment operations	Net investment income (c)	Net realized gain (d)	Total distributions
S&P 500 Index Fund

Class A Shares
Year ended 12/31/2004	$8.43	$0.11	$0.74	$0.85	$(0.10)	$—	$(0.10)
Year ended 12/31/2003	6.66	0.07	1.75	1.82	(0.05)	—	(0.05)
Year ended 12/31/2002	8.66	0.06	(2.02)	(1.96)	(0.04)	—	(0.04)
Year ended 12/31/2001	9.98	0.05	(1.33)	(1.28)	(0.04)	—	(0.04)
Period ended 12/31/2000 (g)	10.00	—	(0.02)	(0.02)	—	—	—

Class B Shares
Year ended 12/31/2004	8.43	0.08	0.74	0.82	(0.07)	—	(0.07)
Year ended 12/31/2003	6.65	0.04	1.77	1.81	(0.03)	—	(0.03)
Year ended 12/31/2002	8.66	0.03	(2.02)	(1.99)	(0.02)	—	(0.02)
Year ended 12/31/2001	9.98	0.01	(1.31)	(1.30)	(0.02)	—	(0.02)
Period ended 12/31/2000 (g)	10.00	—	(0.02)	(0.02)	—	—	—

Institutional Shares
Year ended 12/31/2004	8.45	0.16	0.74	0.90	(0.14)	—	(0.14)
Year ended 12/31/2003	6.65	0.11	1.77	1.88	(0.08)	—	(0.08)
Period ended 12/31/2002 (i)	8.35	0.09	(1.72)	(1.63)	(0.07)	—	(0.07)

Class R-1 Shares
Period ended 12/31/2004 (j)	8.62	0.04	0.66	0.70	(0.12)	—	(0.12)

Class R-2 Shares
Period ended 12/31/2004 (j)	8.62	0.05	0.65	0.70	(0.12)	—	(0.12)

Class R-3 Shares
Period ended 12/31/2004 (j)	8.62	0.06	0.65	0.71	(0.13)	—	(0.13)

See accompanying notes to financial statements.

	Net asset value, end of period	Total return (e)	Ratios/supplemental data
			Net assets, end of period (millions)	Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations				Portfolio turnover rate (f)
				Expenses (a)		Net investment income (a)		Expenses (a)		Net investment income (loss) (a)
S&P 500 Index Fund

Class A Shares
Year ended 12/31/2004	$9.18	10.06%	$291.4	0.80%		1.29%		0.80%		1.29%		14%
Year ended 12/31/2003	8.43	27.39	184.3	0.80		0.99		0.89		0.90		8
Year ended 12/31/2002	6.66	(22.60)	62.9	0.80		0.88		0.86		0.82		12
Year ended 12/31/2001	8.66	(12.75)	32.4	0.80		0.57		0.90		0.47		9
Period ended 12/31/2000 (g)	9.98	(0.19)	25.0	0.80	(h)	0.41	(h)	2.96	(h)	(1.75	)(h)	10

Class B Shares
Year ended 12/31/2004	9.18	9.67	124.1	1.20		0.87		1.20		0.87		14
Year ended 12/31/2003	8.43	27.19	89.7	1.20		0.59		1.29		0.50		8
Year ended 12/31/2002	6.65	(23.00)	38.4	1.20		0.46		1.27		0.39		12
Year ended 12/31/2001	8.66	(13.03)	26.1	1.20		0.17		1.30		0.07		9
Period ended 12/31/2000 (g)	9.98	(0.20)	24.9	1.20	(h)	0.01	(h)	2.95	(h)	(1.75	)(h)	10

Institutional Shares
Year ended 12/31/2004	9.21	10.59	40.4	0.30		1.79		0.30		1.79		14
Year ended 12/31/2003	8.45	28.27	25.1	0.30		1.49		0.39		1.40		8
Period ended 12/31/2002 (i)	6.65	(19.57)	8.3	0.30	(h)	1.48	(h)	0.35	(h)	1.43	(h)	12

Class R-1 Shares
Period ended 12/31/2004 (j)	9.20	8.12	1.63	1.12	(h)	1.65	(h)	1.12	(h)	1.65	(h)	14

Class R-2 Shares
Period ended 12/31/2004 (j)	9.20	8.11	1.07	0.92	(h)	1.93	(h)	0.92	(h)	1.93	(h)	14

Class R-3 Shares
Period ended 12/31/2004 (j)	9.20	8.20	1.07	0.62	(h)	2.24	(h)	0.62	(h)	2.24	(h)	14

(a)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.05% and 1.91%, respectively, for the year ended December 31, 2004.
(b)	Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)	Distributions represent less than $0.01 per share in 2000.
(d)	Distributions represent less than $0.01 per share in 2001.
(e)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)	From commencement of investment operations December 18, 2000.
(h)	Determined on an annualized basis.
(i)	From commencement of investment operations February 28, 2002.
(j)	From commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (a) (b) (c)	Net gain (loss) on investments (both realized and unrealized) (c)	Total from investment operations	Net investment income (d) (e) (f)	Net realized gain	Total distributions
Small Cap Index Fund

Class A Shares
Year ended 12/31/2004	$11.69	$0.05	$1.99	$2.04	$(0.03)	$(0.39)	$(0.42)
Year ended 12/31/2003	8.14	0.04	3.60	3.64	(0.04)	(0.05)	(0.09)
Year ended 12/31/2002	10.37	0.05	(2.23)	(2.18)	—	(0.05)	(0.05)
Year ended 12/31/2001	10.43	0.06	0.10	0.16	(0.07)	(0.15)	(0.22)
Period ended 12/31/2000 (i)	10.00	0.01	0.43	0.44	(0.01)	—	(0.01)

Class B Shares
Year ended 12/31/2004	11.65	—	1.97	1.97	—	(0.39)	(0.39)
Year ended 12/31/2003	8.10	—	3.60	3.60	—	(0.05)	(0.05)
Year ended 12/31/2002	10.36	0.01	(2.22)	(2.21)	—	(0.05)	(0.05)
Year ended 12/31/2001	10.43	0.02	0.09	0.11	(0.03)	(0.15)	(0.18)
Period ended 12/31/2000 (i)	10.00	0.01	0.43	0.44	(0.01)	—	(0.01)

Institutional Shares
Year ended 12/31/2004	11.80	0.11	2.00	2.11	(0.08)	(0.39)	(0.47)
Year ended 12/31/2003	8.17	0.09	3.67	3.76	(0.08)	(0.05)	(0.13)
Period ended 12/31/2002 (k)	9.95	0.10	(1.83)	(1.73)	—	(0.05)	(0.05)

Class R-1 Shares
Period ended 12/31/2004 (l)	12.13	0.02	1.73	1.75	(0.05)	(0.39)	(0.44)

Class R-2 Shares
Period ended 12/31/2004 (l)	12.13	0.03	1.73	1.76	(0.06)	(0.39)	(0.45)

Class R-3 Shares
Period ended 12/31/2004 (l)	12.13	0.04	1.73	1.77	(0.07)	(0.39)	(0.46)

See accompanying notes to financial statements.

	Net asset value, end of period	Total return (g)	Ratios/supplemental data
			Net assets, end of period (millions)	Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations				Portfolio turnover rate (h)
				Expenses (c)		Net investment income (c)		Expenses (c)		Net investment income (loss) (c)
Small Cap Index Fund

Class A Shares
Year ended 12/31/2004	$13.31	17.40%	$134.2	0.95%		0.41%		0.97%		0.39%		20%
Year ended 12/31/2003	11.69	44.70	87.6	0.95		0.42		1.11		0.26		48
Year ended 12/31/2002	8.14	(21.06)	34.0	0.95		0.53		1.05		0.43		28
Year ended 12/31/2001	10.37	1.42	29.4	0.95		0.61		1.08		0.48		46
Period ended 12/31/2000 (i)	10.43	4.36	26.1	0.95	(j)	2.75	(j)	3.21	(j)	0.51	(j)	0

Class B Shares
Year ended 12/31/2004	13.23	16.90	69.6	1.35		0.00		1.37		(0.02)		20
Year ended 12/31/2003	11.65	44.46	52.4	1.35		0.02		1.51		(0.14)		48
Year ended 12/31/2002	8.10	(21.37)	26.8	1.35		0.12		1.45		0.02		28
Year ended 12/31/2001	10.36	1.03	27.5	1.35		0.21		1.48		0.08		46
Period ended 12/31/2000 (i)	10.43	4.35	26.1	1.35	(j)	2.37	(j)	3.21	(j)	0.51	(j)	0

Institutional Shares
Year ended 12/31/2004	13.44	17.84	23.7	0.45		0.92		0.47		0.90		20
Year ended 12/31/2003	11.80	45.97	13.6	0.45		0.91		0.61		0.75		48
Period ended 12/31/2002 (k)	8.17	(17.43)	3.9	0.45	(j)	1.16	(j)	0.53	(j)	1.08	(j)	28

Class R-1 Shares
Period ended 12/31/2004 (l)	13.44	14.42	1.32	1.27	(j)	0.57	(j)	1.31	(j)	0.53	(j)	20

Class R-2 Shares
Period ended 12/31/2004 (l)	13.44	14.46	1.11	1.07	(j)	0.74	(j)	1.11	(j)	0.70	(j)	20

Class R-3 Shares
Period ended 12/31/2004 (l)	13.44	14.55	1.11	0.77	(j)	1.04	(j)	0.81	(j)	1.00	(j)	20

(a)	Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income for Class B shares represents less than $0.01 per share in 2003 and 2004.
(c)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.10% and 1.26%, respectively, for the year ended December 31, 2004
(d)	Distributions for Class B shares represent less than $0.01 per share in 2003 and 2002.
(e)	Distributions for Class A shares represent less than $0.01 per share in 2002.
(f)	Distributions for Institutional shares represent less than $0.01 per share in 2002.
(g)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.
(h)	Amount represents the portfolio turnover rate of the Master Portfolio. The rate for 2000 rounds to less than 1% for the one year period. For periods less than a full year, the rate represents the entire year.
(i)	From commencement of investment operations December 18, 2000.
(j)	Determined on an annualized basis.
(k)	From commencement of investment operations February 28, 2002.
(l)	From commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized) (a)	Total from investment operations	Net investment income (c)	Net realized gain (d)	Total distributions
International Index Fund

Class A Shares
Year ended 12/31/2004	$8.74	$0.12	$1.55	$1.67	$(0.11)	$—	$(0.11)
Year ended 12/31/2003	6.45	0.09	2.29	2.38	(0.09)	—	(0.09)
Year ended 12/31/2002	7.87	0.08	(1.43)	(1.35)	(0.07)	—	(0.07)
Year ended 12/31/2001	10.15	0.05	(2.31)	(2.26)	(0.02)	—	(0.02)
Period ended 12/31/2000 (g)	10.00	—	0.15	0.15	—	—	—

Class B Shares
Year ended 12/31/2004	8.74	0.09	1.54	1.63	(0.08)	—	(0.08)
Year ended 12/31/2003	6.44	0.07	2.29	2.36	(0.06)	—	(0.06)
Year ended 12/31/2002	7.87	0.05	(1.43)	(1.38)	(0.05)	—	(0.05)
Year ended 12/31/2001	10.15	0.02	(2.30)	(2.28)	—	—	—
Period ended 12/31/2000 (g)	10.00	—	0.15	0.15	—	—	—

Institutional Shares
Year ended 12/31/2004	8.75	0.17	1.56	1.73	(0.15)	—	(0.15)
Year ended 12/31/2003	6.44	0.13	2.30	2.43	(0.12)	—	(0.12)
Period ended 12/31/2002 (i)	7.48	0.08	(1.01)	(0.93)	(0.11)	—	(0.11)

Class R-1 Shares
Period ended 12/31/2004 (j)	9.07	0.01	1.37	1.38	(0.13)	—	(0.13)

Class R-2 Shares
Period ended 12/31/2004 (j)	9.07	0.01	1.38	1.39	(0.14)	—	(0.14)

Class R-3 Shares
Period ended 12/31/2004 (j)	9.07	0.02	1.37	1.39	(0.14)	—	(0.14)

See accompanying notes to financial statements.

	Net asset value, end of period	Total return (e)	Ratios/supplemental data
			Net assets, end of period (millions)	Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations				Portfolio turnover rate (f)
				Expenses (a)		Net investment income (a)		Expenses (a)		Net investment income (loss) (a)
International Index Fund

Class A Shares
Year ended 12/31/2004	$10.30	19.15%	$60.0	1.15%		1.36%		1.21%		1.30%		39%
Year ended 12/31/2003	8.74	36.95	36.0	1.15		1.29		1.35		1.09		18
Year ended 12/31/2002	6.45	(17.08)	19.5	1.15		1.06		1.27		0.94		20
Year ended 12/31/2001	7.87	(22.19)	21.0	1.15		0.59		1.29		0.45		7
Period ended 12/31/2000 (g)	10.15	1.50	25.4	1.15	(h)	0.67	(h)	3.36	(h)	(1.54	)(h)	45

Class B Shares
Year ended 12/31/2004	10.29	18.60	38.6	1.55		0.98		1.61		0.92		39
Year ended 12/31/2003	8.74	36.71	28.9	1.55		0.93		1.75		0.73		18
Year ended 12/31/2002	6.44	(17.56)	18.7	1.55		0.66		1.67		0.54		20
Year ended 12/31/2001	7.87	(22.43)	20.2	1.55		0.19		1.69		0.05		7
Period ended 12/31/2000 (g)	10.15	1.51	25.4	1.55	(h)	0.27	(h)	3.36	(h)	(1.54	)(h)	45

Institutional Shares
Year ended 12/31/2004	10.33	19.81	11.8	0.65		1.86		0.71		1.80		39
Year ended 12/31/2003	8.75	37.79	6.1	0.65		1.75		0.85		1.55		18
Period ended 12/31/2002 (i)	6.44	(12.45)	2.8	0.65	(h)	1.33	(h)	0.74	(h)	1.24	(h)	20

Class R-1 Shares
Period ended 12/31/2004 (j)	10.32	15.24	1.28	1.47	(h)	0.28	(h)	1.56	(h)	0.19	(h)	39

Class R-2 Shares
Period ended 12/31/2004 (j)	10.32	15.27	1.14	1.27	(h)	0.47	(h)	1.36	(h)	0.38	(h)	39

Class R-3 Shares
Period ended 12/31/2004 (j)	10.32	15.37	1.14	0.97	(h)	0.77	(h)	1.05	(h)	0.69	(h)	39

(a)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.25% and 2.05%, respectively, for the year ended December 31, 2004
(b)	Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)	Distributions represent less than $0.01 per share in 2000.
(d)	Distributions represent less than $0.01 per share in 2001.
(e)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)	From commencement of investment operations December 18, 2000.
(h)	Determined on an annualized basis.
(i)	From commencement of investment operations February 28, 2002.
(j)	From commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (b)	Total distributions
Equity & Bond Fund

Class A Shares
Year ended 12/31/2004	$9.14	$0.20	$0.37	$0.57	$(0.19)	$—	$(0.19)
Year ended 12/31/2003	8.10	0.16	1.03	1.19	(0.15)	—	(0.15)
Year ended 12/31/2002	8.98	0.19	(0.97)	(0.78)	(0.10)	—	(0.10)
Year ended 12/31/2001	9.78	0.24	(0.79)	(0.55)	(0.23)	(0.02)	(0.25)
Period ended 12/31/2000 (e)	10.00	0.05	(0.22)	(0.17)	(0.05)	—	(0.05)

Class B Shares
Year ended 12/31/2004	9.15	0.16	0.38	0.54	(0.16)	—	(0.16)
Year ended 12/31/2003	8.10	0.12	1.04	1.16	(0.11)	—	(0.11)
Year ended 12/31/2002	8.97	0.16	(0.95)	(0.79)	(0.08)	—	(0.08)
Year ended 12/31/2001	9.78	0.23	(0.80)	(0.57)	(0.22)	(0.02)	(0.24)
Period ended 12/31/2000 (e)	10.00	0.05	(0.22)	(0.17)	(0.05)	—	(0.05)

Institutional Shares
Year ended 12/31/2004	9.10	0.25	0.36	0.61	(0.24)	—	(0.24)
Year ended 12/31/2003	8.06	0.21	1.01	1.22	(0.18)	—	(0.18)
Period ended 12/31/2002 (g)	8.94	0.22	(0.94)	(0.72)	(0.16)	—	(0.16)

Class R-1 Shares
Period ended 12/31/2004 (h)	9.13	0.13	0.35	0.48	(0.21)	—	(0.21)

Class R-2 Shares
Period ended 12/31/2004 (h)	9.13	0.14	0.35	0.49	(0.22)	—	(0.22)

Class R-3 Shares
Period ended 12/31/2004 (h)	9.13	0.15	0.35	0.50	(0.23)	—	(0.23)

See accompanying notes to financial statements.

	Net asset value, end of period	Total return (c)	Ratios/supplemental data
			Net assets, end of period (millions)	Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations				Portfolio turnover rate
				Expenses		Net investment income		Expenses		Net investment income
Equity & Bond Fund

Class A Shares
Year ended 12/31/2004	$9.52	6.28%	$99.4	0.50%		2.16%		0.59%		2.07%		1%
Year ended 12/31/2003	9.14	14.70	83.0	0.50		1.89		0.61		1.78		0	(d)
Year ended 12/31/2002	8.10	(7.93)	48.6	0.50		2.30		0.61		2.19		3
Year ended 12/31/2001	8.98	(5.67)	29.3	0.09		2.62		0.21		2.50		6
Period ended 12/31/2000 (e)	9.78	(1.71)	24.6	0.00	(f)	3.04	(f)	0.21	(f)	2.83	(f)	11	(f)

Class B Shares
Year ended 12/31/2004	9.53	5.89	56.6	0.90		1.76		0.99		1.67		1
Year ended 12/31/2003	9.15	14.36	49.0	0.90		1.45		1.00		1.35		0	(d)
Year ended 12/31/2002	8.10	(8.25)	33.3	0.90		1.85		1.01		1.74		3
Year ended 12/31/2001	8.97	(5.90)	25.9	0.15		2.46		0.27		2.34		6
Period ended 12/31/2000 (e)	9.78	(1.71)	24.6	0.00	(f)	3.04	(f)	0.21	(f)	2.83	(f)	11	(f)

Institutional Shares
Year ended 12/31/2004	9.47	6.77	6.8	0.00		2.75		0.09		2.66		1
Year ended 12/31/2003	9.10	15.26	4.7	0.00		2.44		0.13		2.31		0	(d)
Period ended 12/31/2002 (g)	8.06	(7.12)	1.5	0.00	(f)	3.33	(f)	0.09	(f)	3.24	(f)	3	(f)

Class R-1 Shares
Period ended 12/31/2004 (h)	9.40	5.28	1.1	0.82	(f)	3.77	(f)	0.92	(f)	3.67	(f)	1	(f)

Class R-2 Shares
Period ended 12/31/2004 (h)	9.40	5.33	1.0	0.62	(f)	3.82	(f)	0.72	(f)	3.72	(f)	1	(f)

Class R-3 Shares
Period ended 12/31/2004 (h)	9.40	5.43	1.0	0.32	(f)	4.13	(f)	0.42	(f)	4.03	(f)	1	(f)

(a)	Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions represent less than $0.01 per share in 2003 and 2002.
(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.
(d)	Represents less than 0.5% in 2003.
(e)	From commencement of investment operations October 31, 2000.
(f)	Determined on an annualized basis.
(g)	From commencement of investment operations February 28, 2002.
(h)	From commencement of investment operations August 31, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Bond Fund

Class A Shares
Year ended 12/31/2004	$10.66	$0.40	$—	$0.40	$(0.40)	$—	$(0.40)
Year ended 12/31/2003	10.73	0.40	(0.07)	0.33	(0.40)	—	(0.40)
Year ended 12/31/2002	10.35	0.51	0.40	0.91	(0.51)	(0.02)	(0.53)
Year ended 12/31/2001	10.25	0.60	0.14	0.74	(0.60)	(0.04)	(0.64)
Period ended 12/31/2000 (b)	10.00	0.10	0.25	0.35	(0.10)	—	(0.10)

Class B Shares
Year ended 12/31/2004	10.66	0.36	—	0.36	(0.36)	—	(0.36)
Year ended 12/31/2003	10.73	0.36	(0.07)	0.29	(0.36)	—	(0.36)
Year ended 12/31/2002	10.35	0.47	0.40	0.87	(0.47)	(0.02)	(0.49)
Year ended 12/31/2001	10.25	0.56	0.14	0.70	(0.56)	(0.04)	(0.60)
Period ended 12/31/2000 (b)	10.00	0.10	0.25	0.35	(0.10)	—	(0.10)

Institutional Shares
Year ended 12/31/2004	10.65	0.46	(0.01)	0.45	(0.46)	—	(0.46)
Year ended 12/31/2003	10.72	0.46	(0.07)	0.39	(0.46)	—	(0.46)
Year ended 12/31/2002	10.33	0.56	0.41	0.97	(0.56)	(0.02)	(0.58)
Period ended 12/31/2001 (d)	10.73	0.10	(0.36)	(0.26)	(0.10)	(0.04)	(0.14)

Class R-1 Shares
Period ended 12/31/2004 (e)	10.61	0.13	0.03	0.16	(0.13)	—	(0.13)

Class R-2 Shares
Period ended 12/31/2004 (e)	10.61	0.14	0.04	0.18	(0.14)	—	(0.14)

Class R-3 Shares
Period ended 12/31/2004 (e)	10.61	0.15	0.04	0.19	(0.15)	—	(0.15)

See accompanying notes to financial statements.

			Ratios/supplemental data
				Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations
	Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses		Net investment income		Expenses		Net investment income		Portfolio turnover rate
Bond Fund

Class A Shares
Year ended 12/31/2004	$10.66	3.86%	$121.1	0.68%		3.79%		0.68%		3.79%		12%
Year ended 12/31/2003	10.66	3.16	101.2	0.70		3.76		0.70		3.75		18
Year ended 12/31/2002	10.73	9.02	55.8	0.70		4.80		0.71		4.79		15
Year ended 12/31/2001	10.35	7.42	21.0	0.70		5.74		0.73		5.71		26
Period ended 12/31/2000 (b)	10.25	3.54	25.5	0.29	(c)	6.35	(c)	0.29	(c)	6.35	(c)	190	(c)

Class B Shares
Year ended 12/31/2004	10.66	3.45	54.5	1.08		3.39		1.08		3.39		12
Year ended 12/31/2003	10.66	2.78	49.7	1.10		3.36		1.10		3.36		18
Year ended 12/31/2002	10.73	8.59	31.4	1.10		4.44		1.11		4.43		15
Year ended 12/31/2001	10.35	7.00	18.0	1.10		5.34		1.13		5.31		26
Period ended 12/31/2000 (b)	10.25	3.54	25.4	0.29	(c)	6.35	(c)	0.29	(c)	6.35	(c)	190	(c)

Institutional Shares
Year ended 12/31/2004	10.64	4.29	72.9	0.18		4.29		0.18		4.29		12
Year ended 12/31/2003	10.65	3.69	61.5	0.20		4.28		0.20		4.28		18
Year ended 12/31/2002	10.72	9.69	35.8	0.20		5.36		0.20		5.36		15
Period ended 12/31/2001 (d)	10.33	(2.33)	22.2	0.20	(c)	6.16	(c)	0.22	(c)	6.14	(c)	26	(c)

Class R-1 Shares
Period ended 12/31/2004 (e)	10.64	1.53	1.2	1.00	(c)	3.48	(c)	1.00	(c)	3.48	(c)	12	(c)

Class R-2 Shares
Period ended 12/31/2004 (e)	10.65	1.70	1.0	0.80	(c)	3.68	(c)	0.80	(c)	3.68	(c)	12	(c)

Class R-3 Shares
Period ended 12/31/2004 (e)	10.65	1.81	1.0	0.50	(c)	3.98	(c)	0.50	(c)	3.98	(c)	12	(c)

(a)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.
(b)	From commencement of investment operations October 31, 2000.
(c)	Determined on an annualized basis.
(d)	From commencement of investment operations November 1, 2001.
(e)	From commencement of investment operations August 23, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Advantaged Bond Fund

Class A Shares
Year ended 12/31/2004	$11.15	$0.43	$(0.02)	$0.41	$(0.43)	$—	$(0.43)
Year ended 12/31/2003	10.97	0.42	0.18	0.60	(0.42)	—	(0.42)
Year ended 12/31/2002	10.23	0.43	0.74	1.17	(0.43)	—	(0.43)
Year ended 12/31/2001	10.29	0.44	(0.06)	0.38	(0.44)	—	(0.44)
Period ended 12/31/2000 (b)	10.00	0.09	0.29	0.38	(0.09)	—	(0.09)

Class B Shares
Year ended 12/31/2004	11.15	0.38	(0.02)	0.36	(0.38)	—	(0.38)
Year ended 12/31/2003	10.97	0.38	0.18	0.56	(0.38)	—	(0.38)
Year ended 12/31/2002	10.23	0.39	0.74	1.13	(0.39)	—	(0.39)
Year ended 12/31/2001	10.29	0.40	(0.06)	0.34	(0.40)	—	(0.40)
Period ended 12/31/2000 (b)	10.00	0.09	0.29	0.38	(0.09)	—	(0.09)

Institutional Shares
Year ended 12/31/2004	11.16	0.48	(0.02)	0.46	(0.48)	—	(0.48)
Year ended 12/31/2003	10.98	0.48	0.18	0.66	(0.48)	—	(0.48)
Period ended 12/31/2002 (d)	10.52	0.40	0.46	0.86	(0.40)	—	(0.40)

See accompanying notes to financial statements.

			Ratios/supplemental data
				Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations
	Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses		Net investment income		Expenses		Net investment income		Portfolio turnover rate
Tax Advantaged Bond Fund

Class A Shares
Year ended 12/31/2004	$11.13	3.74%	$66.2	0.70%		3.86%		0.70%		3.86%		2%
Year ended 12/31/2003	11.15	5.60	59.6	0.70		3.83		0.70		3.83		8
Year ended 12/31/2002	10.97	11.64	43.7	0.70		4.03		0.71		4.02		7
Year ended 12/31/2001	10.23	3.77	29.0	0.70		4.26		0.71		4.25		0
Period ended 12/31/2000 (b)	10.29	3.79	26.0	0.36	(c)	5.47	(c)	0.36	(c)	5.47	(c)	0	(c)

Class B Shares
Year ended 12/31/2004	11.13	3.33	34.8	1.10		3.46		1.10		3.46		2
Year ended 12/31/2003	11.15	5.18	35.2	1.10		3.43		1.10		3.43		8
Year ended 12/31/2002	10.97	11.20	32.0	1.10		3.64		1.12		3.62		7
Year ended 12/31/2001	10.23	3.35	27.0	1.10		3.86		1.11		3.85		0
Period ended 12/31/2000 (b)	10.29	3.79	26.0	0.36	(c)	5.47	(c)	0.36	(c)	5.47	(c)	0	(c)

Institutional Shares
Year ended 12/31/2004	11.14	4.26	0.2	0.20		4.36		0.20		4.36		2
Year ended 12/31/2003	11.16	6.18	0.2	0.20		4.33		0.21		4.32		8
Period ended 12/31/2002 (d)	10.98	8.35	0.1	0.20	(c)	4.49	(c)	0.21	(c)	4.48	(c)	7	(c)

(a)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. Institutional shares do not have a sales charge.
(b)	From commencement of investment operations October 31, 2000.
(c)	Determined on an annualized basis.
(d)	From commencement of investment operations February 28, 2002.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations		Less distributions
	Net asset value, beginning of period	Net investment income (a) (b) (c)	Total from investment operations	Net investment income (a) (b) (c)	Total distributions
Money Market Fund

Class A Shares
Year ended 12/31/2004	$1.00	$0.01	$0.01	$(0.01)	$(0.01)
Year ended 12/31/2003	1.00	0.01	0.01	(0.01)	(0.01)
Year ended 12/31/2002	1.00	0.01	0.01	(0.01)	(0.01)
Year ended 12/31/2001	1.00	0.04	0.04	(0.04)	(0.04)
Period ended 12/31/2000 (e)	1.00	—	—	—	—

Class B Shares
Year ended 12/31/2004	1.00	—	—	—	—
Year ended 12/31/2003	1.00	—	—	—	—
Year ended 12/31/2002	1.00	0.01	0.01	(0.01)	(0.01)
Year ended 12/31/2001	1.00	0.03	0.03	(0.03)	(0.03)
Period ended 12/31/2000 (e)	1.00	—	—	—	—

Institutional Shares
Year ended 12/31/2004	1.00	0.01	0.01	(0.01)	(0.01)
Year ended 12/31/2003	1.00	0.01	0.01	(0.01)	(0.01)
Period ended 12/31/2002 (g)	1.00	0.01	0.01	(0.01)	(0.01)

Class R-1 Shares
Period ended 12/31/2004 (h)	1.00	—	—	—	—

Class R-2 Shares
Period ended 12/31/2004 (h)	1.00	—	—	—	—

Class R-3 Shares
Period ended 12/31/2004 (h)	1.00	—	—	—	—

See accompanying notes to financial statements.

			Ratios/supplemental data
				Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations
	Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses		Net investment income		Expenses		Net investment income
Money Market Fund

Class A Shares
Year ended 12/31/2004	$1.00	0.76%	$73.1	0.60%		0.78%		0.63%		0.75%
Year ended 12/31/2003	1.00	0.54	65.1	0.60		0.52		0.65		0.47
Year ended 12/31/2002	1.00	1.14	36.2	0.60		1.10		0.71		0.99
Year ended 12/31/2001	1.00	3.62	11.0	0.60		3.22		0.84		2.98
Period ended 12/31/2000 (e)	1.00	0.29	5.0	0.60	(f)	5.94	(f)	1.93	(f)	4.61	(f)

Class B Shares
Year ended 12/31/2004	1.00	0.36	5.9	1.00		0.36		1.03		0.33
Year ended 12/31/2003	1.00	0.14	5.7	1.00		0.14		1.03		0.11
Year ended 12/31/2002	1.00	0.74	5.4	1.00		0.73		1.13		0.60
Year ended 12/31/2001	1.00	3.21	5.2	1.00		3.15		1.26		2.89
Period ended 12/31/2000 (e)	1.00	0.27	5.0	1.00	(f)	5.54	(f)	1.93	(f)	4.61	(f)

Institutional Shares
Year ended 12/31/2004	1.00	1.17	9.2	0.20		1.20		0.23		1.17
Year ended 12/31/2003	1.00	0.94	6.9	0.20		0.92		0.24		0.88
Period ended 12/31/2002 (g)	1.00	1.28	2.6	0.20	(f)	1.47	(f)	0.27	(f)	1.40	(f)

Class R-1 Shares
Period ended 12/31/2004 (h)	1.00	0.31	1.12	0.92	(f)	0.94	(f)	0.98	(f)	0.88	(f)

Class R-2 Shares
Period ended 12/31/2004 (h)	1.00	0.38	1.00	0.72	(f)	1.14	(f)	0.78	(f)	1.08	(f)

Class R-3 Shares
Period ended 12/31/2004 (h)	1.00	0.45	1.06	0.52	(f)	1.34	(f)	0.58	(f)	1.28	(f)

(a)	Net investment income and distributions for Class A shares represent less than $0.01 per share in 2000.
(b)	Net investment income and distributions for Class B shares represent less than $0.01 per share in 2004, 2003 and 2000.
(c)	Net investment income and distributions for Class R1 shares, Class R2 shares and Class R3 shares represent less than $0.01 per share in 2004.
(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class B shares. All other classes do not have a sales charge.
(e)	From commencement of investment operations December 12, 2000.
(f)	Determined on an annualized basis.
(g)	From commencement of investment operations February 28, 2002.
(h)	From commencement of investment operations August 31, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
LifePath Income Fund

Class A Shares
Year ended 12/31/2004	$10.82	$0.17	$0.46	$0.63	$(0.17)	$(0.17)	$(0.34)
Period ended 12/31/2003 (g)	10.00	0.07	0.80	0.87	(0.05)	—	(0.05)

Class B Shares
Year ended 12/31/2004	10.81	0.13	0.46	0.59	(0.13)	(0.17)	(0.30)
Period ended 12/31/2003 (g)	10.00	0.05	0.79	0.84	(0.03)	—	(0.03)

Institutional Shares
Year ended 12/31/2004	10.84	0.23	0.46	0.69	(0.23)	(0.17)	(0.40)
Period ended 12/31/2003 (g)	10.00	0.10	0.80	0.90	(0.06)	—	(0.06)

Class R-1 Shares
Period ended 12/31/2004 (i)	10.95	0.04	0.44	0.48	(0.18)	(0.17)	(0.35)

Class R-2 Shares
Period ended 12/31/2004 (i)	10.95	0.05	0.43	0.48	(0.17)	(0.17)	(0.34)

Class R-3 Shares
Period ended 12/31/2004 (i)	10.95	0.06	0.43	0.49	(0.18)	(0.17)	(0.35)

See accompanying notes to financial statements.

			Ratios/supplemental data
				Average Net Asset ratios assuming expense limitations and expense waivers				Average Net Asset ratios absent expense limitations and expense waivers
	Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a)		Net investment income (a)		Expenses (e)		Net investment income (e)		Portfolio turnover rate (f)
LifePath Income Fund

Class A Shares
Year ended 12/31/2004	$11.11	5.87%	$66.0	1.26%		1.58%		1.61%		1.23%		138%
Period ended 12/31/2003 (g)	10.82	8.74	31.0	1.30	(h)	1.13	(h)	1.73	(h)	0.70	(h)	29

Class B Shares
Year ended 12/31/2004	11.10	5.46	8.7	1.66		1.18		2.01		0.83		138
Period ended 12/31/2003 (g)	10.81	8.47	4.1	1.70	(h)	0.75	(h)	2.31	(h)	0.14	(h)	29

Institutional Shares
Year ended 12/31/2004	11.13	6.37	6.8	0.76		2.10		1.11		1.75		138
Period ended 12/31/2003 (g)	10.84	9.09	2.9	0.80	(h)	1.66	(h)	1.56	(h)	0.90	(h)	29

Class R-1 Shares
Period ended 12/31/2004 (i)	11.08	4.44	0.1	1.56	(h)	1.30	(h)	1.86	(h)	1.00	(h)	138

Class R-2 Shares
Period ended 12/31/2004 (i)	11.09	4.43	0.1	1.36	(h)	1.46	(h)	1.65	(h)	1.17	(h)	138

Class R-3 Shares
Period ended 12/31/2004 (i)	11.09	4.52	0.1	1.06	(h)	1.76	(h)	1.35	(h)	1.47	(h)	138

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect the Manager’s voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense waivers, were 0.31% and 2.46%, respectively, for the period ended December 31, 2004.
(b)	Average shares outstanding for the period were used to calculate net investment income.
(c)	Distributions represent less than $0.01 per share in 2003.
(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.
(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager’s voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.60% and 2.17%, respectively, for the period ended December 31, 2004.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)	From commencement of investment operations May 9, 2003.
(h)	Determined on an annualized basis.
(i)	From commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
LifePath 2010 Fund

Class A Shares
Year ended 12/31/2004	$11.16	$0.17	$0.61	$0.78	$(0.13)	$(0.23)	$(0.36)
Period ended 12/31/2003 (g)	10.00	0.06	1.13	1.19	(0.03)	—	(0.03)

Class B Shares
Year ended 12/31/2004	11.14	0.12	0.61	0.73	(0.10)	(0.23)	(0.33)
Period ended 12/31/2003 (g)	10.00	0.04	1.12	1.16	(0.02)	—	(0.02)

Institutional Shares
Year ended 12/31/2004	11.21	0.23	0.60	0.83	(0.17)	(0.23)	(0.40)
Period ended 12/31/2003 (g)	10.00	0.09	1.16	1.25	(0.04)	—	(0.04)

Class R-1 Shares
Period ended 12/31/2004 (i)	11.37	0.04	0.61	0.65	(0.15)	(0.23)	(0.38)

Class R-2 Shares
Period ended 12/31/2004 (i)	11.37	0.05	0.60	0.65	(0.15)	(0.23)	(0.38)

Class R-3 Shares
Period ended 12/31/2004 (i)	11.37	0.06	0.60	0.66	(0.16)	(0.23)	(0.39)

See accompanying notes to financial statements.

			Ratios/supplemental data
				Average Net Asset ratios assuming expense limitations and expense waivers				Average Net Asset ratios absent expense limitations and expense waivers
	Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a)		Net investment income (a)		Expenses (e)		Net investment income (e)		Portfolio turnover rate (f)
LifePath 2010 Fund

Class A Shares
Year ended 12/31/2004	$11.58	6.98%	$130.3	1.25%		1.49%		1.57%		1.17%		130%
Period ended 12/31/2003 (g)	11.16	11.91	40.8	1.30	(h)	0.98	(h)	1.59	(h)	0.69	(h)	23

Class B Shares
Year ended 12/31/2004	11.54	6.49	28.8	1.65		1.09		1.97		0.77		130
Period ended 12/31/2003 (g)	11.14	11.60	11.4	1.70	(h)	0.58	(h)	2.07	(h)	0.21	(h)	23

Institutional Shares
Year ended 12/31/2004	11.64	7.37	14.4	0.75		2.00		1.07		1.68		130
Period ended 12/31/2003 (g)	11.21	12.55	4.2	0.80	(h)	1.47	(h)	1.31	(h)	0.96	(h)	23

Class R-1 Shares
Period ended 12/31/2004 (i)	11.64	5.66	0.1	1.55	(h)	1.27	(h)	1.85	(h)	0.97	(h)	130

Class R-2 Shares
Period ended 12/31/2004 (i)	11.64	5.67	0.1	1.35	(h)	1.38	(h)	1.65	(h)	1.08	(h)	130

Class R-3 Shares
Period ended 12/31/2004 (i)	11.64	5.76	0.1	1.05	(h)	1.66	(h)	1.35	(h)	1.36	(h)	130

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect the Manager’s voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense waivers, were 0.30% and 2.32%, respectively, for the period ended December 31, 2004.
(b)	Average shares outstanding for the period were used to calculate net investment income.
(c)	Distribution represents less than $0.01 per share in 2003.
(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.
(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager’s voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.59% and 2.03%, respectively, for the period ended December 31, 2004.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)	From commencement of investment operations May 9, 2003.
(h)	Determined on an annualized basis.
(i)	From commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
LifePath 2020 Fund

Class A Shares
Year ended 12/31/2004	$11.55	$0.16	$0.85	$1.01	$(0.12)	$(0.20)	$(0.32)
Period ended 12/31/2003 (g)	10.00	0.06	1.52	1.58	(0.03)	—	(0.03)

Class B Shares
Year ended 12/31/2004	11.54	0.11	0.85	0.96	(0.08)	(0.20)	(0.28)
Period ended 12/31/2003 (g)	10.00	0.04	1.52	1.56	(0.02)	—	(0.02)

Institutional Shares
Year ended 12/31/2004	11.59	0.22	0.86	1.08	(0.16)	(0.20)	(0.36)
Period ended 12/31/2003 (g)	10.00	0.10	1.53	1.63	(0.04)	—	(0.04)

Class R-1 Shares
Period ended 12/31/2004 (i)	11.79	0.05	0.81	0.86	(0.14)	(0.20)	(0.34)

Class R-2 Shares
Period ended 12/31/2004 (i)	11.79	0.05	0.82	0.87	(0.14)	(0.20)	(0.34)

Class R-3 Shares
Period ended 12/31/2004 (i)	11.79	0.06	0.82	0.88	(0.15)	(0.20)	(0.35)

See accompanying notes to financial statements.

			Ratios/supplemental data
				Average Net Asset ratios assuming expense limitations and expense waivers				Average Net Asset ratios absent expense limitations and expense waivers
	Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a)		Net investment income (a)		Expenses (e)		Net investment income (e)		Portfolio turnover rate (f)
LifePath 2020 Fund

Class A Shares
Year ended 12/31/2004	$12.24	8.78%	$177.7	1.24%		1.32%		1.55%		1.01%		140%
Period ended 12/31/2003 (g)	11.55	15.81	51.7	1.30	(h)	1.03	(h)	1.53	(h)	0.80	(h)	23

Class B Shares
Year ended 12/31/2004	12.22	8.39	44.7	1.64		0.91		1.95		0.60		140
Period ended 12/31/2003 (g)	11.54	15.61	15.5	1.70	(h)	0.63	(h)	1.98	(h)	0.35	(h)	23

Institutional Shares
Year ended 12/31/2004	12.31	9.34	21.0	0.74		1.82		1.05		1.51		140
Period ended 12/31/2003 (g)	11.59	16.35	5.7	0.80	(h)	1.50	(h)	1.23	(h)	1.07	(h)	23

Class R-1 Shares
Period ended 12/31/2004 (i)	12.31	7.32	0.2	1.55	(h)	1.46	(h)	1.86	(h)	1.15	(h)	140

Class R-2 Shares
Period ended 12/31/2004 (i)	12.32	7.38	0.1	1.35	(h)	1.35	(h)	1.65	(h)	1.05	(h)	140

Class R-3 Shares
Period ended 12/31/2004 (i)	12.32	7.46	0.1	1.05	(h)	1.64	(h)	1.35	(h)	1.34	(h)	140

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect the Manager’s voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense waivers, were 0.29% and 2.05%, respectively, for the period ended December 31, 2004.
(b)	Average shares outstanding for the period were used to calculate net investment income.
(c)	Distributions represent less than $0.01 per share in 2003.
(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.
(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager’s voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.57% and 1.77%, respectively, for the period ended December 31, 2004.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)	From commencement of investment operations May 9, 2003.
(h)	Determined on an annualized basis.
(i)	From commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
LifePath 2030 Fund

Class A Shares
Year ended 12/31/2004	$11.80	$0.14	$1.08	$1.22	$(0.10)	$(0.22)	$(0.32)
Period ended 12/31/2003 (g)	10.00	0.07	1.76	1.83	(0.03)	—	(0.03)

Class B Shares
Year ended 12/31/2004	11.77	0.09	1.07	1.16	(0.06)	(0.22)	(0.28)
Period ended 12/31/2003 (g)	10.00	0.04	1.75	1.79	(0.02)	—	(0.02)

Institutional Shares
Year ended 12/31/2004	11.83	0.20	1.06	1.26	(0.13)	(0.22)	(0.35)
Period ended 12/31/2003 (g)	10.00	0.10	1.77	1.87	(0.04)	—	(0.04)

Class R-1 Shares
Period ended 12/31/2004 (i)	12.04	0.05	0.98	1.03	(0.11)	(0.22)	(0.33)

Class R-2 Shares
Period ended 12/31/2004 (i)	12.04	0.05	0.99	1.04	(0.11)	(0.22)	(0.33)

Class R-3 Shares
Period ended 12/31/2004 (i)	12.04	0.06	0.99	1.05	(0.12)	(0.22)	(0.34)

See accompanying notes to financial statements.

			Ratios/supplemental data
				Average Net Asset ratios assuming expense limitations and expense waivers				Average Net Asset ratios absent expense limitations and expense waivers
	Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a)		Net investment income (a)		Expenses (e)		Net investment income (e)		Portfolio turnover rate (f)
LifePath 2030 Fund

Class A Shares
Year ended 12/31/2004	$12.70	10.32%	$96.5	1.23%		1.18%		1.58%		0.83%		138%
Period ended 12/31/2003 (g)	11.80	18.31	25.9	1.30	(h)	1.05	(h)	1.80	(h)	0.55	(h)	32

Class B Shares
Year ended 12/31/2004	12.65	9.88	29.7	1.63		0.77		1.98		0.42		138
Period ended 12/31/2003 (g)	11.77	17.89	9.5	1.70	(h)	0.64	(h)	2.29	(h)	0.05	(h)	32

Institutional Shares
Year ended 12/31/2004	12.74	10.70	18.1	0.73		1.67		1.08		1.32		138
Period ended 12/31/2003 (g)	11.83	18.74	5.9	0.80	(h)	1.53	(h)	1.49	(h)	0.84	(h)	32

Class R-1 Shares
Period ended 12/31/2004 (i)	12.74	8.60	0.2	1.53	(h)	1.46	(h)	1.87	(h)	1.12	(h)	138

Class R-2 Shares
Period ended 12/31/2004 (i)	12.75	8.66	0.1	1.34	(h)	1.32	(h)	1.67	(h)	0.99	(h)	138

Class R-3 Shares
Period ended 12/31/2004 (i)	12.75	8.76	0.1	1.04	(h)	1.61	(h)	1.37	(h)	1.28	(h)	138

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect the Manager’s voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense waivers, were 0.28% and 1.93%, respectively, for the period ended December 31, 2004.
(b)	Average shares outstanding for the period were used to calculate net investment income.
(c)	Distributions represent less than $0.01 per share in 2003.
(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.
(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager’s voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.56% and 1.65%, respectively, for the period ended December 31, 2004.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)	From commencement of investment operations May 9, 2003.
(h)	Determined on an annualized basis.
(i)	From commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
LifePath 2040 Fund

Class A Shares
Year ended 12/31/2004	$12.11	$0.13	$1.19	$1.32	$(0.10)	$(0.21)	$(0.31)
Period ended 12/31/2003 (g)	10.00	0.06	2.08	2.14	(0.03)	—	(0.03)

Class B Shares
Year ended 12/31/2004	12.09	0.08	1.19	1.27	(0.06)	(0.21)	(0.27)
Period ended 12/31/2003 (g)	10.00	0.03	2.07	2.10	(0.01)	—	(0.01)

Institutional Shares
Year ended 12/31/2004	12.13	0.19	1.19	1.38	(0.14)	(0.21)	(0.35)
Period ended 12/31/2003 (g)	10.00	0.09	2.08	2.17	(0.04)	—	(0.04)

Class R-1 Shares
Period ended 12/31/2004 (i)	12.30	0.05	1.13	1.18	(0.12)	(0.21)	(0.33)

Class R-2 Shares
Period ended 12/31/2004 (i)	12.30	0.05	1.13	1.18	(0.11)	(0.21)	(0.32)

Class R-3 Shares
Period ended 12/31/2004 (i)	12.30	0.06	1.13	1.19	(0.12)	(0.21)	(0.33)

See accompanying notes to financial statements.

			Ratios/supplemental data
				Average Net Asset ratios assuming expense limitations and expense waivers				Average Net Asset ratios absent expense limitations and expense waivers
	Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a)		Net investment income (a)		Expenses (e)		Net investment income (loss) (e)		Portfolio turnover rate (f)
LifePath 2040 Fund

Class A Shares
Year ended 12/31/2004	$13.12	10.86%	$53.7	1.22%		1.06%		1.67%		0.61%		147%
Period ended 12/31/2003 (g)	12.11	21.37	12.3	1.30	(h)	0.86	(h)	2.38	(h)	(0.22	)(h)	29

Class B Shares
Year ended 12/31/2004	13.09	10.51	17.8	1.62		0.63		2.08		0.17		147
Period ended 12/31/2003 (g)	12.09	21.05	5.1	1.70	(h)	0.47	(h)	2.85	(h)	(0.68	)(h)	29

Institutional Shares
Year ended 12/31/2004	13.16	11.32	12.5	0.72		1.56		1.17		1.11		147
Period ended 12/31/2003 (g)	12.13	21.70	2.8	0.80	(h)	1.36	(h)	2.22	(h)	(0.06	)(h)	29

Class R-1 Shares
Period ended 12/31/2004 (i)	13.15	9.54	0.2	1.52	(h)	1.38	(h)	1.92	(h)	0.98	(h)	147

Class R-2 Shares
Period ended 12/31/2004 (i)	13.16	9.59	0.1	1.33	(h)	1.23	(h)	1.72	(h)	0.84	(h)	147

Class R-3 Shares
Period ended 12/31/2004 (i)	13.16	9.69	0.1	1.03	(h)	1.54	(h)	1.42	(h)	1.15	(h)	147

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect the Manager’s voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense waivers, were 0.28% and 1.74%, respectively, for the period ended December 31, 2004.
(b)	Average shares outstanding for the period were used to calculate net investment income.
(c)	Distributions represent less than $0.01 per share in 2003.
(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.
(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager’s voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.56% and 1.46%, respectively, for the period ended December 31, 2004.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)	From commencement of investment operations May 9, 2003.
(h)	Determined on an annualized basis.
(i)	From commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the State Farm Mutual Fund Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the State Farm Equity Fund, State Farm Small Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund, State Farm Money Market Fund, State Farm LifePath Income Fund, State Farm LifePath 2010 Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, and State Farm LifePath 2040 Fund (collectively the Funds), comprising the State Farm Mutual Fund Trust as of December 31, 2004, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Mutual Fund Trust at December 31, 2004, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

January 28, 2005

Chicago, Illinois

Management Information – State Farm Mutual Fund Trust

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler 1000 LaSalle Avenue Minneapolis, MN 55403 Age 51	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (since 6/2002); DEAN – University of Illinois College of Law (8/1993-6/2002); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	25	None
James A. Shirk 103 North Robinson Bloomington, Illinois 61701 Age 60	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	25	None
Victor J. Boschini Office of the Chancellor Box # 297080 Fort Worth, TX 76129 Age 48	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT (1999-2003) – Illinois State University; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	25	None
David L. Vance 100 N.E. Adams St. Peoria, Illinois 61629 Age 52	Trustee	Began service in 2000 and serves until successor is elected or appointed.	PRESIDENT (since 2000) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (since 1994) – Caterpillar, Inc.; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	25	None
Donald A. Altorfer 4200 Rodger Street Springfield, Illinois 62703 Age 61	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	25	None

Management Information – State Farm Mutual Fund Trust

II. Information about Officers and Interested Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee and President	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	25	DIRECTOR – McGraw-Hill Corporation; DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc.
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 45	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	SENIOR VICE PRESIDENT and TREASURER (since 12/2002), CHIEF FINANCIAL OFFICER (since 9/2002), VICE PRESIDENT and TREASURER (7/2001-12/2002), and VICE PRESIDENT and ASSISTANT TREASURER (1/1999 – 7/2001) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002); VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (6/2001-12/2002) and ASSISTANT SECRETARY-TREASURER (before 6/2001) – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (6/2001 – 12/2002), and ASSISTANT SECRETARY-TREASURER (before 6/2001) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	25	NONE
John W. North One State Farm Plaza Bloomington, Illinois 61710 Age 57	Senior Vice President	Began service in 2001 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2001) and SENIOR VICE PRESIDENT (before 2001) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 2001) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 50	Senior Vice President	Began service in 2000 and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 55	Vice President	Began service in 2000 and serves until removed.	SENIOR VICE PRESIDENT and CHIEF ADMINISTRATIVE OFFICER (since 2001) –State Farm Life Insurance Company; VICE PRESIDENT (before 2001) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) – State Farm VP Management Corp.; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 57	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Management Information – State Farm Mutual Fund Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 58	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Phillip G. Hawkins Three State Farm Plaza Bloomington, Illinois 61791 Age 44	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2003), EXECUTIVE ASSISTANT (11/2002 – 8/2003), DIRECTOR – STRATEGIC RESOURCES (before 11/2002) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 2003) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A
David R. Grimes Three State Farm Plaza Bloomington, Illinois 61791 Age 62	Chief Compliance Officer, Vice President and Secretary	Began service in 2000 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 6/2004) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust; ASSISTANT VICE PRESIDENT – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT AND SECRETARY – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Mutual Fund Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares	Value
COMMON STOCKS (99.01%)

ADVERTISING (0.19%)
Interpublic Group of Companies Inc. (a) (b)	88,895	$1,191,192
Omnicom Group Inc. (b)	39,270	3,311,246

		4,502,438

AEROSPACE & DEFENSE (1.74%)
Boeing Co. (The)	177,123	9,169,658
General Dynamics Corp.	42,230	4,417,258
Goodrich (B.F.) Co.	25,452	830,753
L-3 Communications Holdings Inc.	24,375	1,785,225
Lockheed Martin Corp.	93,351	5,185,648
Northrop Grumman Corp.	77,635	4,220,239
Raytheon Co. (b)	95,294	3,700,266
Rockwell Collins Inc.	37,142	1,464,880
United Technologies Corp.	107,820	11,143,197

		41,917,124

AGRICULTURE (1.40%)
Altria Group Inc.	433,160	26,466,076
Monsanto Co.	55,720	3,095,246
Reynolds American Inc. (b)	31,084	2,443,202
UST Inc.	35,067	1,687,073

		33,691,597

AIRLINES (0.12%)
Delta Air Lines Inc. (a) (b)	26,197	195,954
Southwest Airlines Co.	164,243	2,673,876

		2,869,830

APPAREL (0.46%)
Coach Inc. (a)	39,790	2,244,156
Jones Apparel Group Inc.	25,894	946,944
Liz Claiborne Inc.	22,912	967,116
Nike Inc. Class B	55,348	5,019,510
Reebok International Ltd. (b)	12,457	548,108
VF Corp.	23,356	1,293,455

		11,019,289

AUTO MANUFACTURERS (0.58%)
Ford Motor Co.	385,864	5,649,049
General Motors Corp. (b)	119,097	4,771,026
Navistar International Corp. (a)	15,078	663,130
PACCAR Inc.	36,607	2,946,131

		14,029,336

AUTO PARTS & EQUIPMENT (0.22%)
Cooper Tire & Rubber Co. (b)	15,666	337,602
Dana Corp.	32,185	557,766
Delphi Corp. (b)	117,899	1,063,449
Goodyear Tire & Rubber Co. (The) (a) (b)	37,185	545,132
Johnson Controls Inc.	40,100	2,543,944
Visteon Corp.	27,718	270,805

		5,318,698

BANKS (6.51%)
AmSouth Bancorp	75,383	1,952,420
Bank of America Corp.	852,448	40,056,532
Bank of New York Co. Inc. (The)	163,837	5,475,433
BB&T Corp.	116,474	4,897,732
Comerica Inc.	36,216	2,209,900
Compass Bancshares Inc.	25,793	1,255,345
Fifth Third Bancorp	124,816	5,901,300
First Horizon National Corp. (b)	26,102	1,125,257
Huntington Bancshares Inc. (b)	48,582	1,203,862
KeyCorp	85,683	2,904,654
M&T Bank Corp. (b)	24,469	2,638,737
Marshall & Ilsley Corp.	47,438	2,096,760
Mellon Financial Corp.	89,244	2,776,381
National City Corp. (b)	142,880	5,365,144
North Fork Bancorp Inc.	99,172	2,861,112
Northern Trust Corp.	46,548	2,261,302
PNC Financial Services Group	59,572	3,421,816
Regions Financial Corp.	97,967	3,486,646
State Street Corp. (b)	70,274	3,451,859
SunTrust Banks Inc.	78,194	5,776,973
Synovus Financial Corp.	65,730	1,878,563
U.S. Bancorp	393,949	12,338,483
Wachovia Corp.	338,390	17,799,314
Wells Fargo & Co.	357,026	22,189,166
Zions Bancorporation (b)	19,027	1,294,407

		156,619,098

BEVERAGES (2.23%)
Anheuser-Busch Companies Inc.	166,665	8,454,915
Brown-Forman Corp. Class B	25,814	1,256,626
Coca-Cola Co. (The)	510,556	21,254,446
Coca-Cola Enterprises Inc. (b)	99,620	2,077,077
Coors (Adolph) Co. Class B (b)	8,030	607,630
Pepsi Bottling Group Inc. (b)	52,607	1,422,493
PepsiCo Inc.	355,452	18,554,594

		53,627,781

BIOTECHNOLOGY (1.17%)
Amgen Inc. (a)	268,013	17,193,034
Biogen Idec Inc. (a) (b)	70,332	4,684,815
Chiron Corp. (a) (b)	39,289	1,309,502
Genzyme Corp. (a)	52,233	3,033,170
MedImmune Inc. (a)	52,766	1,430,486
Millipore Corp. (a)	10,656	530,775

		28,181,782

See accompanying notes to financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

BUILDING MATERIALS (0.27%)
American Standard Companies Inc. (a)	45,162	$1,866,094
Masco Corp. (b)	94,428	3,449,455
Vulcan Materials Co.	21,527	1,175,589

		6,491,138

CHEMICALS (1.61%)
Air Products & Chemicals Inc.	47,896	2,776,531
Ashland Inc.	14,918	870,913
Dow Chemical Co. (The)	198,937	9,849,371
Du Pont (E.I.) de Nemours and Co. (b)	209,535	10,277,692
Eastman Chemical Co. (b)	16,365	944,751
Ecolab Inc.	54,705	1,921,787
Engelhard Corp.	25,890	794,046
Great Lakes Chemical Corp. (b)	10,732	305,755
Hercules Inc. (a) (b)	23,527	349,376
International Flavors & Fragrances Inc.	19,778	847,290
PPG Industries Inc.	36,211	2,468,142
Praxair Inc.	68,431	3,021,229
Rohm & Haas Co. (b)	47,349	2,094,246
Sherwin-Williams Co. (The)	29,980	1,338,007
Sigma-Aldrich Corp.	14,493	876,247

		38,735,383

COMMERCIAL SERVICES (0.89%)
Apollo Group Inc. Class A (a)	39,038	3,150,757
Block (H & R) Inc. (b)	34,957	1,712,893
Cendant Corp.	222,011	5,190,617
Convergys Corp. (a)	30,301	454,212
Donnelley (R.R.) & Sons Co. (b)	46,214	1,630,892
Equifax Inc. (b)	28,757	808,072
McKesson Corp.	61,882	1,946,808
Moody’s Corp. (b)	31,161	2,706,333
Paychex Inc.	79,685	2,715,665
Robert Half International Inc.	37,064	1,090,794

		21,407,043

COMPUTERS (4.26%)
Affiliated Computer Services Inc. Class A (a) (b)	27,278	1,641,863
Apple Computer Inc. (a)	84,787	5,460,283
Computer Sciences Corp. (a)	40,187	2,265,341
Dell Inc. (a)	524,248	22,091,811
Electronic Data Systems Corp. (b)	108,252	2,500,621
EMC Corp. (a)	505,449	7,516,027
Gateway Inc. (a)	80,466	483,601
Hewlett-Packard Co.	637,184	13,361,748
International Business Machines Corp.	351,319	34,633,027
Lexmark International Inc. (a)	27,412	2,330,020
NCR Corp. (a) (b)	19,769	1,368,608
Network Appliance Inc. (a)	76,193	2,531,131
Sun Microsystems Inc. (a)	708,949	3,814,146
SunGard Data Systems Inc. (a)	60,800	1,722,464
Unisys Corp. (a)	71,972	732,675

		102,453,366

COSMETICS & PERSONAL CARE (2.33%)
Alberto-Culver Co. (b)	19,110	928,173
Avon Products Inc.	99,702	3,858,467
Colgate-Palmolive Co.	111,831	5,721,274
Gillette Co. (The)	209,446	9,378,992
Kimberly-Clark Corp.	102,871	6,769,940
Procter & Gamble Co.	535,332	29,486,087

		56,142,933

DISTRIBUTION & WHOLESALE (0.12%)
Genuine Parts Co. (b)	37,057	1,632,731
Grainger (W.W.) Inc.	19,103	1,272,642

		2,905,373

DIVERSIFIED FINANCIAL SERVICES (8.33%)
American Express Co.	264,847	14,929,425
Bear Stearns Companies Inc. (The)	21,923	2,242,942
Capital One Financial Corp. (b)	51,173	4,309,278
CIT Group Inc.	44,620	2,044,488
Citigroup Inc.	1,095,303	52,771,699
Countrywide Financial Corp.	122,378	4,529,210
E*TRADE Financial Corp. (a)	79,293	1,185,430
Federal Home Loan Mortgage Corp.	145,476	10,721,581
Federal National Mortgage Association	204,227	14,543,005
Federated Investors Inc. Class B	23,112	702,605
Franklin Resources Inc.	52,569	3,661,431
Goldman Sachs Group Inc. (The)	102,151	10,627,790
Janus Capital Group Inc. (b)	50,033	841,055
JP Morgan Chase & Co.	751,807	29,327,991
Lehman Brothers Holdings Inc.	56,811	4,969,826
MBNA Corp.	269,507	7,597,402
Merrill Lynch & Co. Inc.	196,513	11,745,582
Morgan Stanley	230,944	12,822,011
Providian Financial Corp. (a)	61,514	1,013,136
Schwab (Charles) Corp. (The)	283,903	3,395,480
SLM Corp.	90,634	4,838,949
T. Rowe Price Group Inc.	26,971	1,677,596

		200,497,912

ELECTRIC (2.74%)
AES Corp. (The) (a)	137,716	1,882,578
Allegheny Energy Inc. (a) (b)	29,089	573,344
Ameren Corp.	41,356	2,073,590
American Electric Power Co. Inc.	83,382	2,863,338
Calpine Corp. (a) (b)	113,056	445,441

See accompanying notes to financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

ELECTRIC (Cont.)
CenterPoint Energy Inc. (b)	64,541	$729,313
Cinergy Corp.	38,140	1,587,768
CMS Energy Corp. (a) (b)	39,938	417,352
Consolidated Edison Inc. (b)	51,390	2,248,312
Constellation Energy Group Inc.	37,317	1,631,126
Dominion Resources Inc.	69,886	4,734,078
DTE Energy Co. (b)	36,912	1,592,015
Duke Energy Corp. (b)	201,731	5,109,846
Edison International	69,181	2,215,867
Entergy Corp.	47,112	3,184,300
Exelon Corp.	139,736	6,158,166
FirstEnergy Corp.	69,497	2,745,826
FPL Group Inc. (b)	39,108	2,923,323
NiSource Inc. (b)	56,856	1,295,180
PG&E Corp. (a)	84,943	2,826,903
Pinnacle West Capital Corp. (b)	19,219	853,516
PPL Corp.	40,138	2,138,553
Progress Energy Inc. (b)	52,462	2,373,381
Public Service Enterprise Group Inc. (b)	50,081	2,592,693
Southern Co. (The) (b)	155,982	5,228,517
TECO Energy Inc.	42,922	658,423
TXU Corp. (b)	50,629	3,268,608
Xcel Energy Inc.	84,946	1,546,017

		65,897,374

ELECTRICAL COMPONENTS & EQUIPMENT (0.35%)
American Power Conversion Corp.	40,939	876,095
Emerson Electric Co.	88,523	6,205,462
Molex Inc. (b)	40,254	1,207,620
Power-One Inc. (a)	17,671	157,625

		8,446,802

ELECTRONICS (0.59%)
Agilent Technologies Inc. (a)	103,128	2,485,385
Applera Corp. - Applied Biosystems Group (b)	41,513	868,037
Fisher Scientific International Inc. (a) (b)	24,678	1,539,414
Jabil Circuit Inc. (a)	42,340	1,083,057
Parker Hannifin Corp.	25,362	1,920,918
PerkinElmer Inc.	27,585	620,387
Sanmina-SCI Corp. (a)	109,404	926,652
Solectron Corp. (a)	207,543	1,106,204
Symbol Technologies Inc.	51,099	884,013
Tektronix Inc.	19,472	588,249
Thermo Electron Corp. (a)	34,249	1,033,977
Waters Corp. (a)	25,716	1,203,252

		14,259,545

ENGINEERING & CONSTRUCTION (0.04%)
Fluor Corp. (b)	17,942	978,018

ENTERTAINMENT (0.10%)
International Game Technology Inc.	72,601	2,496,022

ENVIRONMENTAL CONTROL (0.18%)
Allied Waste Industries Inc. (a) (b)	67,834	629,500
Waste Management Inc.	120,598	3,610,704

		4,240,204

FOOD (1.80%)
Albertson’s Inc. (b)	78,122	1,865,553
Archer-Daniels-Midland Co.	137,932	3,077,263
Campbell Soup Co.	86,687	2,591,074
ConAgra Foods Inc.	108,388	3,192,027
General Mills Inc.	76,808	3,818,126
Heinz (H.J.) Co.	73,609	2,870,015
Hershey Foods Corp.	51,854	2,879,971
Kellogg Co.	87,045	3,887,430
Kroger Co. (a)	155,721	2,731,346
McCormick & Co. Inc. NVS	28,982	1,118,705
Safeway Inc. (a)	94,988	1,875,063
Sara Lee Corp.	165,451	3,993,987
SUPERVALU Inc.	28,446	981,956
Sysco Corp.	134,914	5,149,667
Wrigley (William Jr.) Co.	47,303	3,272,895

		43,305,078

FOREST PRODUCTS & PAPER (0.53%)
Georgia-Pacific Corp.	54,791	2,053,567
International Paper Co. (b)	102,589	4,308,738
Louisiana-Pacific Corp.	23,502	628,443
MeadWestvaco Corp.	42,630	1,444,731
Temple-Inland Inc.	11,955	817,722
Weyerhaeuser Co. (b)	50,557	3,398,442

		12,651,643

GAS (0.16%)
KeySpan Corp. (b)	33,775	1,332,424
Nicor Inc. (b)	9,338	344,946
Peoples Energy Corp.	8,113	356,566
Sempra Energy	49,131	1,802,125

		3,836,061

HAND & MACHINE TOOLS (0.12%)
Black & Decker Corp.	16,987	1,500,462
Snap-On Inc.	12,351	424,380
Stanley Works (The)	17,634	863,890

		2,788,732

HEALTH CARE-PRODUCTS (3.61%)
Bard (C.R.) Inc.	22,200	1,420,356

See accompanying notes to financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

HEALTH CARE-PRODUCTS (Cont.)
Bausch & Lomb Inc. (b)	11,436	$737,165
Baxter International Inc.	129,974	4,489,302
Becton, Dickinson & Co.	53,376	3,031,757
Biomet Inc. (b)	53,756	2,332,473
Boston Scientific Corp. (a)	178,111	6,331,846
Guidant Corp.	67,172	4,843,101
Johnson & Johnson	626,323	39,721,405
Medtronic Inc.	255,028	12,667,241
St. Jude Medical Inc. (a)	75,353	3,159,551
Stryker Corp.	84,754	4,089,380
Zimmer Holdings Inc. (a)	51,717	4,143,566

		86,967,143

HEALTH CARE-SERVICES (1.42%)
Aetna Inc. (b)	31,127	3,883,093
HCA Inc. (b)	88,784	3,547,809
Health Management Associates Inc. Class A (b)	51,163	1,162,423
Humana Inc. (a)	33,483	994,110
Laboratory Corp. of America Holdings (a) (b)	29,348	1,462,117
Manor Care Inc.	18,624	659,848
Quest Diagnostics Inc. (b)	21,485	2,052,892
Tenet Healthcare Corp. (a)	98,042	1,076,501
UnitedHealth Group Inc.	137,906	12,139,865
WellPoint Inc. (a)	62,258	7,159,670

		34,138,328

HOME BUILDERS (0.18%)
Centex Corp.	26,153	1,558,196
KB Home	9,886	1,032,098
Pulte Homes Inc.	26,847	1,712,839

		4,303,133

HOME FURNISHINGS (0.10%)
Leggett & Platt Inc. (b)	40,771	1,159,120
Maytag Corp. (b)	16,656	351,442
Whirlpool Corp.	14,110	976,553

		2,487,115

HOUSEHOLD PRODUCTS & WARES (0.23%)
Avery Dennison Corp.	23,432	1,405,217
Clorox Co.	31,999	1,885,701
Fortune Brands Inc.	30,611	2,362,557

		5,653,475

HOUSEWARES (0.06%)
Newell Rubbermaid Inc.	58,293	1,410,108

INSURANCE (4.49%)
ACE Ltd.	59,872	2,559,528
AFLAC Inc.	106,677	4,250,012
Allstate Corp. (The)	144,745	7,486,211
Ambac Financial Group Inc.	23,068	1,894,575
American International Group Inc.	549,675	36,097,157
AON Corp. (b)	67,147	1,602,127
Chubb Corp.	40,369	3,104,376
CIGNA Corp. (b)	28,508	2,325,398
Cincinnati Financial Corp.	35,658	1,578,223
Hartford Financial Services Group Inc. (b)	61,923	4,291,883
Jefferson-Pilot Corp. (b)	28,965	1,505,021
Lincoln National Corp.	36,749	1,715,443
Loews Corp.	39,084	2,747,605
Marsh & McLennan Companies Inc.	111,069	3,654,170
MBIA Inc.	29,627	1,874,797
MetLife Inc.	156,989	6,359,624
MGIC Investment Corp.	20,530	1,414,722
Principal Financial Group Inc. (b)	64,673	2,647,713
Progressive Corp. (The) (b)	42,200	3,580,248
Prudential Financial Inc.	108,191	5,946,177
SAFECO Corp. (b)	26,809	1,400,502
St. Paul Travelers Companies Inc.	141,174	5,233,320
Torchmark Corp. (b)	22,928	1,310,106
UNUMProvident Corp. (b)	62,307	1,117,788
XL Capital Ltd. Class A (b)	29,443	2,286,249

		107,982,975

INTERNET (1.31%)
eBay Inc. (a)	139,879	16,265,130
Monster Worldwide Inc. (a) (b)	25,438	855,734
Symantec Corp. (a)	133,665	3,443,210
Yahoo! Inc. (a) (b)	290,056	10,929,310

		31,493,384

IRON & STEEL (0.14%)
Allegheny Technologies Inc.	20,567	445,687
Nucor Corp.	33,769	1,767,469
United States Steel Corp.	23,907	1,225,234

		3,438,390

LEISURE TIME (0.54%)
Brunswick Corp.	20,554	1,017,423
Carnival Corp. (b)	133,583	7,698,388
Harley-Davidson Inc.	61,933	3,762,430
Sabre Holdings Corp.	29,215	647,404

		13,125,645

LODGING (0.37%)
Harrah’s Entertainment Inc.	23,582	1,577,400
Hilton Hotels Corp.	81,940	1,863,316
Marriott International Inc. Class A	47,122	2,967,744

See accompanying notes to financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

LODGING (Cont.)
Starwood Hotels & Resorts Worldwide Inc. (b)	43,669	$2,550,270

		8,958,730

MACHINERY (0.57%)
Caterpillar Inc.	71,976	7,018,380
Cummins Inc. (b)	9,697	812,512
Deere & Co. (b)	52,313	3,892,087
Rockwell Automation Inc.	39,100	1,937,405

		13,660,384

MANUFACTURING (5.85%)
Cooper Industries Ltd. (b)	19,300	1,310,277
Danaher Corp. (b)	65,056	3,734,865
Dover Corp.	43,163	1,810,256
Eastman Kodak Co. (b)	60,858	1,962,670
Eaton Corp.	32,255	2,333,972
General Electric Co.	2,231,333	81,443,654
Honeywell International Inc.	181,422	6,424,153
Illinois Tool Works Inc.	62,360	5,779,525
Ingersoll-Rand Co. Class A (b)	36,290	2,914,087
ITT Industries Inc.	19,429	1,640,779
Pall Corp.	26,245	759,793
Textron Inc.	29,199	2,154,886
3M Co.	164,267	13,481,393
Tyco International Ltd. (b)	424,456	15,170,057

		140,920,367

MEDIA (3.75%)
Clear Channel Communications Inc.	120,913	4,049,376
Comcast Corp. Class A (a)	468,407	15,588,585
Dow Jones & Co. Inc. (b)	17,184	739,943
Gannett Co. Inc. (b)	53,816	4,396,767
Knight Ridder Inc. (b)	16,182	1,083,223
McGraw-Hill Companies Inc. (The)	40,029	3,664,255
Meredith Corp.	10,464	567,149
New York Times Co. Class A	30,502	1,244,482
News Corp. Inc. Class A (a)	551,207	10,285,523
Time Warner Inc. (a) (b)	966,534	18,789,421
Tribune Co.	66,945	2,821,062
Univision Communications Inc. Class A (a) (b)	68,613	2,008,303
Viacom Inc. Class B	359,749	13,091,266
Walt Disney Co. (The)	431,104	11,984,691

		90,314,046

MINING (0.55%)
Alcoa Inc.	183,580	5,768,084
Freeport-McMoRan Copper & Gold Inc. (b)	37,555	1,435,728
Newmont Mining Corp.	93,588	4,156,243
Phelps Dodge Corp.	20,250	2,003,130

		13,363,185

OFFICE & BUSINESS EQUIPMENT (0.24%)
Pitney Bowes Inc.	48,970	2,266,332
Xerox Corp. (a)	200,990	3,418,840

		5,685,172

OIL & GAS (6.14%)
Amerada Hess Corp.	19,286	1,588,781
Anadarko Petroleum Corp.	52,131	3,378,610
Apache Corp.	68,812	3,479,823
Burlington Resources Inc.	82,521	3,589,663
ChevronTexaco Corp.	447,084	23,476,381
ConocoPhillips	145,632	12,645,227
Devon Energy Corp.	102,460	3,987,743
EOG Resources Inc.	24,960	1,781,146
Exxon Mobil Corp.	1,361,583	69,794,745
Kerr-McGee Corp.	31,934	1,845,466
Marathon Oil Corp.	73,019	2,746,245
Nabors Industries Ltd. (a)	31,462	1,613,686
Noble Corp. (a)	28,686	1,426,842
Occidental Petroleum Corp.	83,231	4,857,361
Rowan Companies Inc. (a) (b)	22,856	591,970
Sunoco Inc.	15,375	1,256,291
Transocean Inc. (a) (b)	67,758	2,872,262
Unocal Corp.	55,888	2,416,597
Valero Energy Corp.	54,500	2,474,300
XTO Energy Inc.	54,811	1,939,213

		147,762,352

OIL & GAS SERVICES (0.69%)
Baker Hughes Inc.	70,694	3,016,513
BJ Services Co.	34,271	1,594,972
Halliburton Co.	93,165	3,655,795
Schlumberger Ltd.	124,193	8,314,721

		16,582,001

PACKAGING & CONTAINERS (0.14%)
Ball Corp.	23,886	1,050,506
Bemis Co. Inc. (b)	23,090	671,688
Pactiv Corp. (a)	31,422	794,662
Sealed Air Corp. (a)	17,826	949,591

		3,466,447

PHARMACEUTICALS (5.90%)
Abbott Laboratories	328,615	15,329,890
Allergan Inc.	27,878	2,260,069
AmerisourceBergen Corp.	22,103	1,297,004
Bristol-Myers Squibb Co.	410,472	10,516,293
Cardinal Health Inc.	91,115	5,298,337

See accompanying notes to financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

PHARMACEUTICALS (Cont.)
Caremark Rx Inc. (a)	95,824	$3,778,340
Express Scripts Inc. (a) (b)	15,975	1,221,129
Forest Laboratories Inc. (a)	77,653	3,483,514
Gilead Sciences Inc. (a)	91,239	3,192,453
Hospira Inc. (a)	33,090	1,108,515
King Pharmaceuticals Inc. (a)	52,131	646,424
Lilly (Eli) & Co.	238,771	13,550,254
Medco Health Solutions Inc. (a)	57,866	2,407,226
Merck & Co. Inc.	467,917	15,038,852
Mylan Laboratories Inc. (b)	56,525	999,362
Pfizer Inc.	1,589,391	42,738,724
Schering-Plough Corp.	310,627	6,485,892
Watson Pharmaceuticals Inc. (a) (b)	23,515	771,527
Wyeth	281,496	11,988,915

		142,112,720

PIPELINES (0.23%)
Dynegy Inc. Class A (a) (b)	79,259	366,177
El Paso Corp. (b)	135,298	1,407,099
Kinder Morgan Inc.	26,080	1,907,230
Williams Companies Inc.	118,122	1,924,207

		5,604,713

REAL ESTATE INVESTMENT TRUSTS (0.55%)
Apartment Investment & Management Co. Class A	20,330	783,518
Archstone-Smith Trust	41,334	1,583,092
Equity Office Properties Trust (b)	84,947	2,473,657
Equity Residential (b)	59,550	2,154,519
Plum Creek Timber Co. Inc.	38,949	1,497,200
ProLogis	38,702	1,676,958
Simon Property Group Inc.	46,607	3,014,075

		13,183,019

RETAIL (6.86%)
AutoNation Inc. (a) (b)	55,586	1,067,807
AutoZone Inc. (a) (b)	16,787	1,532,821
Bed Bath & Beyond Inc. (a)	63,397	2,525,102
Best Buy Co. Inc. (b)	68,388	4,063,615
Big Lots Inc. (a) (b)	24,776	300,533
Circuit City Stores Inc.	40,940	640,302
Costco Wholesale Corp.	98,907	4,788,088
CVS Corp.	84,335	3,800,978
Darden Restaurants Inc.	33,302	923,797
Dillard’s Inc. Class A (b)	17,668	474,739
Dollar General Corp.	69,509	1,443,702
Family Dollar Stores Inc. (b)	35,543	1,110,008
Federated Department Stores Inc.	35,628	2,058,942
Gap Inc. (The)	184,825	3,903,504
Home Depot Inc.	463,388	19,805,203
Kohl’s Corp. (a) (b)	72,315	3,555,729
Limited Brands Inc. (b)	85,569	1,969,798
Lowe’s Companies Inc.	163,023	9,388,495
May Department Stores Co. (The)	61,973	1,822,006
McDonald’s Corp.	265,210	8,502,633
Nordstrom Inc.	29,713	1,388,488
Office Depot Inc. (a)	66,231	1,149,770
OfficeMax Inc.	19,882	623,897
Penney (J.C.) Co. Inc. (Holding Co.)	60,165	2,490,831
RadioShack Corp.	33,300	1,094,904
Sears, Roebuck and Co.	43,916	2,241,033
Staples Inc. (b)	104,948	3,537,797
Starbucks Corp. (a) (b)	84,347	5,259,879
Target Corp.	188,905	9,809,837
Tiffany & Co. (b)	30,830	985,635
TJX Companies Inc.	101,515	2,551,072
Toys R Us Inc. (a)	45,151	924,241
Walgreen Co.	215,585	8,271,996
Wal-Mart Stores Inc.	893,764	47,208,614
Wendy’s International Inc.	24,090	945,773
Yum! Brands Inc.	61,726	2,912,233

		165,073,802

SAVINGS & LOANS (0.56%)
Golden West Financial Corp.	64,552	3,964,784
Sovereign Bancorp Inc.	72,645	1,638,145
Washington Mutual Inc.	184,166	7,786,538

		13,389,467

SEMICONDUCTORS (3.04%)
Advanced Micro Devices Inc. (a) (b)	81,702	1,799,078
Altera Corp. (a)	78,342	1,621,679
Analog Devices Inc.	79,195	2,923,879
Applied Materials Inc. (a)	358,161	6,124,553
Applied Micro Circuits Corp. (a) (b)	67,370	283,628
Broadcom Corp. Class A (a)	69,838	2,254,371
Freescale Semiconductor Inc. Class B (a)	82,008	1,505,660
Intel Corp.	1,334,391	31,211,405
KLA-Tencor Corp. (a)	41,149	1,916,720
Linear Technology Corp.	64,681	2,507,036
LSI Logic Corp. (a) (b)	82,538	452,308
Maxim Integrated Products Inc.	68,534	2,905,156
Micron Technology Inc. (a)	129,942	1,604,784
National Semiconductor Corp.	76,302	1,369,621
Novellus Systems Inc.	29,594	825,377
NVIDIA Corp. (a)	34,870	821,537
PMC-Sierra Inc. (a)	38,146	429,142
QLogic Corp. (a)	19,463	714,876
Teradyne Inc. (a) (b)	41,881	714,909
Texas Instruments Inc.	364,512	8,974,285
Xilinx Inc.	73,355	2,174,976

		73,134,980

See accompanying notes to financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

SOFTWARE (4.74%)
Adobe Systems Inc.	50,291	$3,155,257
Autodesk Inc.	48,315	1,833,554
Automatic Data Processing Inc.	122,849	5,448,353
BMC Software Inc. (a)	46,583	866,444
Citrix Systems Inc. (a)	35,955	881,976
Computer Associates International Inc. (b)	123,455	3,834,512
Compuware Corp. (a)	83,406	539,637
Electronic Arts Inc. (a) (b)	64,370	3,970,342
First Data Corp.	175,042	7,446,287
Fiserv Inc. (a) (b)	41,508	1,668,207
IMS Health Inc.	49,177	1,141,398
Intuit Inc. (a)	39,453	1,736,327
Mercury Interactive Corp. (a) (b)	17,987	819,308
Microsoft Corp.	2,294,492	61,285,881
Novell Inc. (a) (b)	80,370	542,497
Oracle Corp. (a)	1,082,119	14,846,673
Parametric Technology Corp. (a)	56,499	332,779
Siebel Systems Inc. (a)	106,774	1,121,127
Veritas Software Corp. (a)	88,924	2,538,780

		114,009,339

TELECOMMUNICATIONS (5.90%)
ADC Telecommunications Inc. (a) (b)	174,720	468,250
Alltel Corp. (b)	64,032	3,762,520
Andrew Corp. (a) (b)	34,692	472,852
AT&T Corp.	167,735	3,197,029
Avaya Inc. (a)	96,347	1,657,168
BellSouth Corp.	386,458	10,739,668
CenturyTel Inc. (b)	28,264	1,002,524
CIENA Corp. (a)	121,735	406,595
Cisco Systems Inc. (a)	1,389,593	26,819,145
Citizens Communications Co.	71,619	987,626
Comverse Technology Inc. (a)	42,240	1,032,768
Corning Inc. (a)	295,558	3,478,718
JDS Uniphase Corp. (a) (b)	303,198	961,138
Lucent Technologies Inc. (a) (b)	931,774	3,503,470
Motorola Inc.	513,558	8,833,198
Nextel Communications Inc. Class A (a) (b)	234,398	7,031,940
QUALCOMM Inc.	345,851	14,664,082
Qwest Communications International Inc. (a)	385,417	1,711,251
SBC Communications Inc.	699,600	18,028,692
Scientific-Atlanta Inc.	32,214	1,063,384
Sprint Corp. (FON Group)	310,283	7,710,533
Tellabs Inc. (a)	98,186	843,418
Verizon Communications Inc.	584,327	23,671,087

		142,047,056

TEXTILES (0.07%)
Cintas Corp. (b)	36,423	1,597,513

	Shares or principal amount	Value
COMMON STOCKS (Cont.)

TOYS, GAMES & HOBBIES (0.10%)
Hasbro Inc.	38,090	$738,184
Mattel Inc.	87,338	1,702,218

		2,440,402

TRANSPORTATION (1.64%)
Burlington Northern Santa Fe Corp.	79,243	3,748,986
CSX Corp.	45,599	1,827,608
FedEx Corp.	63,393	6,243,577
Norfolk Southern Corp.	83,453	3,020,164
Ryder System Inc.	13,748	656,742
Union Pacific Corp. (b)	54,718	3,679,785
United Parcel Service Inc. Class B (b)	236,510	20,212,145

		39,389,007

TOTAL COMMON STOCKS (Cost: $2,392,924,361)		2,383,003,998

SHORT-TERM INVESTMENTS (7.59%)

COMMERCIAL PAPER (1.70%)
Alpine Securitization Corp.
2.28%, 01/06/05 (c)	$454,089	453,996
Amsterdam Funding Corp.
2.25%, 01/04/05 (c)	227,045	227,030
2.33%, 01/10/05 (c)	454,089	453,883
Barton Capital Corp. (a) (b)
2.27%, 01/04/05 (c)	929,521	929,462
2.27%, 01/10/05 (c)	1,009,858	1,009,412
2.30%, 01/21/05 (c)	367,122	366,700
Cancara Asset Securitisation LLC
2.25%, 01/05/05 (c)	1,112,537	1,112,398
2.29%, 01/07/05 (c)	908,178	907,947
Cantabric Finance LLC
2.27%, 01/03/05 (c)	472,253	472,253
2.28%, 01/03/05 (c)	526,743	526,743
2.38%, 01/20/05 (c)	908,178	907,158
Chariot Funding LLC
2.31%, 01/11/05 (c)	692,150	691,795
Corporate Asset Funding
2.21%, 02/07/05 (c)	681,134	679,674
2.26%, 02/03/05 (c)	908,178	906,411
CRC Funding LLC
2.21%, 02/07/05 (c)	227,045	226,558
Den Danske Bank NY
2.25%, 01/03/05 (c)	227,045	227,045
DEPFA Bank PLC
2.28%, 05/03/05 (c)	454,089	450,646
Edison Asset Securitization
2.26%, 05/04/05 (c)	1,135,223	1,126,600
Fairway Finance Corp.
2.55%, 01/03/05 (c)	875,711	875,711

See accompanying notes to financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Falcon Asset Securitization Corp.
2.27%, 01/13/05 (c)	$181,636	$181,521
2.30%, 02/02/05 (c)	908,178	906,438
2.31%, 01/11/05 (c)	919,195	918,723
2.33%, 01/12/05 (c)	423,329	423,083
Ford Credit Auto Receivables
1.85%, 01/14/05 (c)	454,089	453,832
2.28%, 04/27/05 (c)	681,134	676,216
Fortis Funding LLC
2.35%, 05/09/05 (c)	1,271,450	1,260,993
Gemini Securitization Corp.
2.31%, 01/10/05 (c)	454,089	453,886
General Electric Capital Corp.
2.24%, 02/02/05 (c)	2,724,535	2,719,449
2.26%, 01/05/05 (c)	908,178	908,064
2.29%, 01/24/05 (c)	227,045	226,741
Georgetown Funding Co. LLC
2.27%, 01/20/05 (c)	317,862	317,522
2.38%, 01/19/05 (c)	363,271	362,887
Giro Funding US Corp.
2.20%, 02/08/05 (c)	504,248	503,139
2.30%, 02/02/05 (c)	227,045	226,609
2.33%, 02/03/05 (c)	227,045	226,589
Grampian Funding LLC
2.27%, 02/01/05 (c)	681,134	679,888
Jupiter Securitization Corp.
2.30%, 01/10/05 (c)	378,274	378,105
2.30%, 02/01/05 (c)	454,089	453,248
Kitty Hawk Funding Corp.
2.33%, 01/12/05 (c)	764,214	763,769
Liberty Street Funding Corp.
2.31%, 01/10/05 (c)	527,434	527,197
Mont Blanc Capital Corp.
2.27%, 01/07/05 (c)	309,798	309,720
2.32%, 01/10/05 (c)	467,040	466,830
Mortgage Interest Networking Trust
2.24%, 02/01/05 (c)	590,316	589,251
Nationwide Building Society
2.21%, 02/10/05 (c)	908,178	906,060
New Center Asset Trust
2.25%, 02/02/05 (c)	853,688	852,087
Park Avenue Receivables Corp.
2.31%, 01/19/05 (c)	455,887	455,419
Preferred Receivables Funding Corp.
2.30%, 01/19/05 (c)	454,089	453,625
2.30%, 02/02/05 (c)	454,089	453,219
2.34%, 01/20/05 (c)	681,134	680,382
Scaldis Capital LLC
2.28%, 01/07/05 (c)	817,361	817,153
Solitaire Funding Ltd.
2.28%, 01/04/05 (c)	546,033	545,999
2.28%, 02/02/05 (c)	578,927	577,828
Sydney Capital Corp.
2.25%, 01/18/05 (c)	454,089	453,663
2.29%, 01/06/05 (c)	667,693	667,565
Tulip Funding Corp.
2.25%, 01/14/05 (c)	454,089	453,777
2.35%, 01/13/05 (c)	1,323,089	1,322,225
2.36%, 01/24/05 (c)	908,178	906,928
UBS Finance (Delaware)
2.33%, 01/04/05 (c)	1,816,357	1,816,239
Variable Funding Capital Corp.
2.26%, 01/05/05 (c)	454,089	454,032
2.30%, 01/07/05 (c)	454,089	453,973
2.32%, 01/14/05 (c)	454,089	453,767
Yorktown Capital LLC
2.32%, 01/10/05 (c)	454,089	453,884
2.34%, 01/13/05 (c)	227,045	226,898

		40,889,845

FLOATING RATE NOTES (2.41%)
American Express Credit Corp.
2.43%, 10/26/05 (c)	1,816,357	1,817,095
Bank of Nova Scotia
2.34%, 09/26/05 (c)	227,045	226,971
Beta Finance Inc.
2.27%, 05/04/05 (c) (d)	544,907	544,871
2.32%, 09/23/05 (c) (d)	817,361	817,125
2.32%, 09/27/05 (c) (d)	726,543	726,330
2.44%, 03/15/05 (c) (d)	454,089	454,162
2.47%, 10/27/05 (c) (d)	862,769	863,543
Canadian Imperial Bank of Commerce
2.32%, 09/13/05 (c)	1,362,268	1,361,960
2.34%, 12/14/05 (c)	817,361	817,109
2.36%, 10/31/05 (c)	908,178	907,984
Cancara Asset Securitisation LLC
2.80%, 02/15/05 (c)	1,607,476	1,607,476
CC USA Inc.
2.06%, 07/29/05 (c) (d)	908,178	908,024
2.27%, 05/04/05 (c) (d)	908,178	908,118
Commodore CDO Ltd.
2.55%, 12/12/05 (c)	227,045	227,045
Den Danske Bank NY
2.32%, 08/12/05 (c)	908,178	908,013
2.33%, 10/17/05 (c)	908,178	907,965
2.35%, 08/26/05 (c)	908,178	908,003
DEPFA Bank PLC
2.47%, 09/15/05 (c)	908,178	908,178
Dorada Finance Inc.
2.06%, 07/29/05 (c) (d)	753,788	753,659
Fairway Finance LLC
2.35%, 03/14/05 (c)	908,178	908,178
2.37%, 01/20/05 (c)	454,089	454,089

See accompanying notes to financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

FLOATING RATE NOTES (Cont.)
Fifth Third Bancorp
2.38%, 11/23/05 (c) (d)	$1,816,357	$1,816,357
Five Finance Inc.
2.37%, 04/29/05 (c) (d)	726,543	726,520
General Electric Commercial Equipment Financing LLC
2.37%, 11/20/05 (c)	520,885	520,885
HBOS Treasury Services PLC
2.55%, 04/22/05 (c)	908,178	908,178
K2 USA LLC
2.05%, 07/25/05 (c) (d)	454,089	454,039
2.33%, 06/10/05 (c) (d)	908,178	908,130
2.33%, 09/12/05 (c) (d)	908,178	908,054
2.39%, 10/20/05 (c) (d)	908,178	908,203
Links Finance LLC
2.12%, 04/25/05 (c)	908,178	908,362
2.35%, 04/15/05 (c) (d)	908,178	908,128
2.36%, 11/16/05 (c) (d)	454,089	454,010
National City Bank (Ohio)
2.29%, 08/09/05 (c)	908,178	908,016
2.35%, 06/23/05 (c)	908,178	908,051
2.36%, 06/10/05 (c)	454,089	454,151
Nationwide Building Society
2.40%, 01/06/06 (c) (d)	908,178	908,178
2.58%, 01/27/06 (c) (d)	1,543,903	1,544,077
Norddeutsche Landesbank
2.04%, 07/27/05 (c)	908,178	907,999
Northern Rock PLC
2.02%, 01/13/05 (c)	862,769	862,769
2.39%, 10/25/05 (c)	1,816,357	1,816,357
Permanent Financing PLC
2.32%, 03/10/05 (c)	908,178	908,178
2.34%, 09/12/05 (c)	1,135,223	1,135,223
2.35%, 06/10/05 (c)	408,680	408,680
Sedna Finance Inc.
2.37%, 01/10/06 (c)	181,636	181,590
Sigma Finance Inc.
2.01%, 01/09/06 (c)	908,178	907,980
2.28%, 12/06/05 (c) (d)	908,178	907,913
2.34%, 10/07/05 (c) (d)	317,862	317,788
2.39%, 08/17/05 (c)	454,089	454,114
2.39%, 09/15/05 (c)	1,135,223	1,135,296
2.47%, 11/28/05 (c) (d)	908,178	908,916
Tango Finance Corp.
2.24%, 05/17/05 (c) (d)	753,788	753,774
2.30%, 04/07/05 (c) (d)	333,301	333,293
2.33%, 02/25/05 (c) (d)	508,580	508,565
2.36%, 01/18/05 (c) (d)	399,598	399,597
2.37%, 09/15/05 (c) (d)	799,197	799,109
2.39%, 07/25/05 (c) (d)	908,178	908,128
Wachovia Asset Securitization Inc.
2.40%, 01/25/05 (c)	1,362,268	1,362,268
2.40%, 01/25/05 (c)	1,362,268	1,362,268

	Shares or principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

FLOATING RATE NOTES (Cont.)

WhistleJacket Capital LLC
2.32%, 12/08/05 (c) (d)	$590,316	$590,227
2.36%, 07/15/05 (c) (d)	681,134	681,061
2.36%, 09/15/05 (c)	681,134	681,038
2.36%, 10/14/05 (c) (d)	454,089	454,054
2.38%, 01/17/06 (c) (d)	317,862	317,859
2.45%, 06/15/05 (c) (d)	454,089	454,043
White Pine Finance LLC
2.02%, 07/11/05 (c)	227,045	227,031
2.24%, 11/01/05 (c) (d)	463,171	463,048
2.27%, 07/05/05 (c)	454,089	454,039
2.29%, 05/20/05 (c)	408,680	408,665
2.35%, 04/15/05 (c) (d)	681,134	681,096
2.37%, 06/15/05 (c) (d)	372,353	372,353
2.37%, 01/13/06 (c) (d)	908,178	908,078
2.38%, 03/29/05 (c)	390,517	390,496
2.38%, 06/28/05 (c)	608,479	608,419
2.38%, 08/26/05 (c) (d)	454,089	454,031
Winston Funding Ltd.
2.16%, 01/23/05 (c) (d)	648,439	648,439

		58,153,019

MEDIUM-TERM NOTES (0.12%)
CC USA Inc.
1.29%, 04/15/05 (c) (d)	908,178	908,153
1.51%, 02/15/05 (c) (d)	590,316	590,424
Dorada Finance Inc.
1.48%, 01/18/05 (c) (d)	681,134	681,132
K2 USA LLC
1.46%, 01/12/05 (c) (d)	454,089	454,088
WhistleJacket Capital LLC
1.32%, 02/04/05 (c) (d)	227,045	227,041

		2,860,838

MONEY MARKET FUNDS (1.65%)
Barclays Global Investors Funds Government Money Market Fund, Institutional Shares (c) (e)	3,632,713	3,632,713
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares (c) (e)	26,533,912	26,533,912
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares (c) (e)	9,081,783	9,081,783
BlackRock Temp Cash Money Market Fund (c)	169,368	169,368
Short Term Investment Co. - Prime Money Market Portfolio, Institutional Shares (c)	342,679	342,679

		39,760,455

See accompanying notes to financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (0.57%)
Goldman Sachs & Co.
2.29%, 01/03/05 (c) (f)	$9,081,783	$9,081,783
Merrill Lynch Government Securities Inc.
2.30%, 01/03/05 (c) (f)	4,540,892	4,540,892

		13,662,675

TIME DEPOSITS (0.84%)
Abbey National Treasury Services PLC
1.25%, 01/06/05 (c)	908,178	908,178
1.33%, 02/10/05 (c)	454,089	454,082
1.39%, 02/02/05 (c)	454,089	454,084
1.39%, 04/08/05 (c)	635,725	635,700
2.63%, 01/04/05 (c)	908,178	908,178
Bank of America N.A.
1.50%, 01/03/05 (c)	929,327	929,327
Credit Suisse First Boston
2.34%, 01/14/05 (c)	1,362,268	1,362,268
Fifth Third Bancorp
2.18%, 01/03/05 (c)	908,178	908,178
HBOS Treasury Services PLC
1.24%, 04/01/05 (c)	581,234	581,220
Natexis Banques
2.32%, 02/02/05 (c)	227,045	227,046
National City Bank (Ohio)
1.25%, 01/06/05 (c)	908,178	908,179
Norddeutsche Landesbank
2.11%, 06/07/05 (c)	908,178	908,102
Toronto-Dominion Bank
1.22%, 03/23/05 (c)	1,589,312	1,589,252
1.34%, 02/10/05 (c)	363,271	363,266
1.77%, 05/10/05 (c)	454,089	454,073
1.90%, 05/11/05 (c)	454,089	454,073
2.25%, 01/31/05 (c)	454,089	454,089
2.30%, 05/12/05 (c)	227,045	226,988
2.66%, 11/09/05 (c)	908,178	908,064
UBS Finance (Connecticut)
2.32%, 01/07/05 (c)	908,178	908,179
2.67%, 11/09/05 (c)	363,271	363,241
Washington Mutual Bank
2.27%, 02/02/05 (c)	363,271	363,271
2.35%, 02/02/05 (c)	1,453,085	1,453,073
Wells Fargo Bank N.A.
2.34%, 01/26/05 (c)	3,632,713	3,632,713

		20,354,824

U.S. GOVERNMENT AGENCY NOTES (0.14%)
Federal Home Loan Mortgage Corp.
1.63%, 04/15/05 (c)	635,725	636,294
1.80%, 01/18/05 (c)	422,303	421,987
1.80%, 01/19/05 (c)	454,089	453,726
2.06%, 05/31/05 (c)	452,754	448,920
Federal National Mortgage Association
2.33%, 07/22/05 (c)	1,362,268	1,344,672

		3,305,599

U.S. TREASURY OBLIGATIONS (0.16%)
U.S. Treasury Bill
2.12% (g), 03/24/05 (h)	3,800,000	3,781,760

TOTAL SHORT-TERM INVESTMENTS (Cost: $182,728,559)		182,729,015

TOTAL INVESTMENTS IN SECURITIES (106.60%) (Cost: $2,575,652,920)		2,565,733,013

Other Assets, Less Liabilities (-6.60%)		(158,930,464)

NET ASSETS (100.00%)		$2,406,802,549

NVS Non-Voting Shares

(a)	Non-income earning security.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.
(d)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(f)	Repurchase agreements held as collateral for securities on loan are fully collateralized by U.S. Government securities, with interest rates ranging from 2.79% to 10.00% and maturity dates ranging from 2/1/07 to 8/1/42.
(g)	Yield to maturity.
(h)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.

As of December 31, 2004, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized appreciation
S&P 500 Index (03/18/05)	393	$23,287,917	$561,288

			$561,288

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares	Value
COMMON STOCKS (95.37%)

ADVERTISING (0.49%)
ADVO Inc.	6,250	$222,812
Catalina Marketing Corp.	10,395	308,004
Donnelley (R.H.) Corp. (a)	4,759	281,019
Greenfield Online Inc. (a)	1,268	27,883
Grey Global Group Inc.	148	162,799
Marchex Inc. Class B (a) (b)	851	17,871
Reading International Inc. Class A (a)	1,119	9,355
SITEL Corp. (a)	5,151	12,671
ValueVision Media Inc. Class A (a)	3,529	49,088
Ventiv Health Inc. (a)	3,778	76,769

		1,168,271

AEROSPACE & DEFENSE (1.26%)
AAR Corp. (a) (b)	5,740	78,179
Armor Holdings Inc. (a)	5,421	254,895
BE Aerospace Inc. (a)	10,436	121,475
Curtiss-Wright Corp. (b)	4,169	239,342
DRS Technologies Inc. (a)	4,583	195,740
Ducommun Inc. (a)	1,546	32,234
EDO Corp.	3,364	106,807
Engineered Support Systems Inc.	4,437	262,759
Esterline Technologies Corp. (a)	4,810	157,046
GenCorp. Inc. (b)	8,947	166,146
HEICO Corp. (b)	3,791	85,639
Herley Industries Inc. (a)	2,254	45,846
Innovative Solutions & Support Inc. (a) (b)	1,488	49,640
Kaman Corp. Class A	3,370	42,630
Moog Inc. Class A (a)	5,097	231,149
MTC Technologies Inc. (a)	1,473	49,449
Orbital Sciences Corp. (a) (b)	10,177	120,394
Sequa Corp. Class A (a)	1,250	76,437
Teledyne Technologies Inc. (a)	6,392	188,117
Titan Corp. (The) (a)	16,672	270,086
Triumph Group Inc. (a)	3,400	134,300
United Industrial Corp.	2,265	87,746

		2,996,056

AGRICULTURE (0.32%)
Alico Inc. (a)	494	28,909
Delta & Pine Land Co.	7,743	211,229
DIMON Inc.	8,483	57,006
Maui Land & Pineapple Co. Inc. (a)	611	23,982
Standard Commercial Corp.	2,214	43,084
Tejon Ranch Co. (a)	1,883	76,826
Universal Corp.	5,034	240,827
Vector Group Ltd. (b)	5,006	83,250

		765,113

AIRLINES (0.60%)
AirTran Holdings Inc. (a) (b)	16,180	173,126
Alaska Air Group Inc. (a) (b)	6,041	202,313
America West Holdings Corp. Class B (a) (b)	7,652	50,350
Continental Airlines Inc. Class B (a)	13,522	183,088
Delta Air Lines Inc. (a) (b)	20,266	151,590
ExpressJet Holdings Inc. (a)	6,893	88,782
FLYi Inc. (a)	8,774	15,530
Frontier Airlines Inc. (a)	6,842	78,067
Mesa Air Group Inc. (a) (b)	5,417	43,011
Northwest Airlines Corp. (a) (b)	14,870	162,529
Pinnacle Airlines Corp. (a)	3,273	45,626
SkyWest Inc.	11,905	238,814

		1,432,826

APPAREL (0.87%)
Carter’s Inc. (a)	1,586	53,908
Cherokee Inc.	725	25,578
Deckers Outdoor Corp. (a) (b)	1,542	72,459
DHB Industries Inc. (a) (b)	3,878	73,837
Guess? Inc. (a)	3,163	39,696
Gymboree Corp. (a)	5,602	71,818
Hartmarx Corp. (a)	3,167	24,608
Kellwood Co.	5,528	190,716
K-Swiss Inc. Class A	5,145	149,822
OshKosh B’Gosh Inc. Class A (b)	1,676	35,866
Oxford Industries Inc.	2,941	121,463
Perry Ellis International Inc. (a)	1,089	22,161
Phillips-Van Heusen Corp.	5,223	141,021
Quiksilver Inc. (a)	10,967	326,707
Russell Corp.	5,837	113,705
Skechers U.S.A. Inc. Class A (a)	3,687	47,784
Steven Madden Ltd. (a)	1,851	34,910
Stride Rite Corp.	7,020	78,413
Warnaco Group Inc. (The) (a)	8,846	191,074
Wolverine World Wide Inc.	7,996	251,234

		2,066,780

AUTO MANUFACTURERS (0.11%)
A.S.V. Inc. (a)	1,579	75,634
Noble International Ltd.	1,026	20,920
Wabash National Corp. (a)	6,119	164,785

		261,339

AUTO PARTS & EQUIPMENT (0.94%)
Aftermarket Technology Corp. (a)	2,139	34,438
ArvinMeritor Inc.	13,817	309,086
Bandag Inc.	2,354	117,253
Collins & Aikman Corp. (a)	7,746	33,773
Commercial Vehicle Group Inc. (a)	1,505	32,854
Cooper Tire & Rubber Co.	12,999	280,128
Exide Technologies Inc. (a)	3,923	54,059
Goodyear Tire & Rubber Co. (The) (a) (b)	29,437	431,546

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

AUTO PARTS & EQUIPMENT (Cont.)
Hayes Lemmerz International Inc. (a)	7,288	$64,353
Keystone Automotive Industries Inc. (a)	3,147	73,168
Modine Manufacturing Co.	4,898	165,405
Sports Resorts International Inc. (a)	4,412	12,707
Standard Motor Products Inc.	2,241	35,408
Strattec Security Corp. (a)	510	31,936
Superior Industries International Inc. (b)	4,641	134,821
Tenneco Automotive Inc. (a)	8,510	146,712
Tower Automotive Inc. (a) (b)	11,509	27,507
Visteon Corp. (b)	25,673	250,825

		2,235,979

BANKS (7.92%)
ABC Bancorp	1,859	39,039
ACE Cash Express Inc. (a)	1,686	50,007
Alabama National Bancorp	2,558	164,991
AMCORE Financial Inc.	5,421	174,448
AmericanWest Bancorporation (a)	429	8,687
Arrow Financial Corp.	1,549	48,019
BancFirst Corp.	418	33,014
BancorpSouth Inc. (b)	15,650	381,390
BancTrust Financial Group Inc.	4,703	115,741
Bank of Granite Corp.	1,851	38,686
Bank of the Ozarks Inc. (b)	2,323	79,052
Banner Corp.	2,140	66,747
Boston Private Financial Holdings Inc. (b)	5,840	164,513
Bryn Mawr Bank Corp. (b)	768	16,888
Camden National Corp.	2,023	79,726
Capital City Bank Group Inc. (b)	1,575	65,835
Capital Corporation of the West	634	29,799
Capital Crossing Bank (a)	354	10,864
Capitol Bancorp Ltd.	2,622	92,347
Cascade Bancorp (b)	5,333	107,833
Cathay General Bancorp	8,957	335,888
Center Financial Corp.	1,818	36,396
Central Coast Bancorp (a)	1,166	26,923
Central Pacific Financial Corp.	6,113	221,107
Century Bancorp Inc. Class A	454	13,393
Chemical Financial Corp.	4,765	204,514
Chittenden Corp. (b)	9,655	277,388
Citizens Banking Corp.	8,810	302,623
City Bank	3,053	110,366
City Holding Co.	3,389	122,817
Coastal Financial Corp.	5,145	98,578
CoBiz Inc.	2,438	49,491
Columbia Bancorp	905	30,942
Columbia Banking System Inc.	2,837	70,897
Community Bank System Inc.	5,686	160,629
Community Banks Inc.	2,454	69,105
Community Trust Bancorp Inc.	2,433	78,732
Corus Bankshares Inc.	3,509	168,467
CVB Financial Corp. (b)	7,671	203,742
East West Bancorp Inc.	10,132	425,139
EuroBancshares Inc. (a)	4,752	99,792
Farmers Capital Bank Corp.	2,461	101,393
Financial Institutions Inc.	1,091	25,366
First BanCorp (Puerto Rico)	7,033	446,666
First Bancorp Inc. (North Carolina)	1,150	31,246
First Busey Corp. Class A	1,752	36,564
First Charter Corp.	5,808	151,995
First Citizens BancShares Inc. Class A	747	110,743
First Commonwealth Financial Corp.	14,321	220,400
First Community Bancorp	2,946	125,794
First Community Bancshares Inc. (b)	1,736	62,635
First Financial Bancorp	6,765	118,387
First Financial Bankshares Inc.	2,035	91,188
First Financial Corp.	1,876	65,716
First Indiana Corp.	2,543	57,243
First Merchants Corp.	3,244	91,805
First Midwest Bancorp Inc.	9,363	339,783
First National Bankshares of Florida (b)	12,208	291,771
First Oak Brook Bancshares Inc. Class A	1,022	33,123
First of Long Island Corp.	1,412	71,235
First Republic Bank	2,915	154,495
1st Source Corp.	2,298	58,622
First State Bancorp	1,321	48,560
FNB Corp. (Pennsylvania) (b)	10,507	213,923
FNB Corp. (Virginia)	658	18,661
Frontier Financial Corp.	2,706	104,479
GB&T Bancshares Inc.	1,486	35,842
German American Bancorp	938	15,102
Glacier Bancorp Inc. (b)	5,158	175,578
Gold Bancorp Inc.	8,234	120,381
Great Southern Bancorp Inc.	1,678	58,730
Greater Bay Bancorp (b)	10,505	292,879
Hancock Holding Co.	5,565	186,205
Hanmi Financial Corp.	3,138	112,780
Harleysville National Corp.	5,058	134,543
Heartland Financial USA Inc.	1,488	29,924
IBERIABANK Corp. (b)	1,456	96,620
Independent Bank Corp. (Massachusetts)	2,950	99,562
Independent Bank Corp. (Michigan)	3,868	115,382
Integra Bank Corp.	2,955	68,290
Interchange Financial Services Corp.	1,718	44,531
Irwin Financial Corp. (b)	4,093	116,200
KNBT Bancorp Inc.	5,605	94,724
Lakeland Bancorp Inc. (b)	2,434	42,717
Lakeland Financial Corp.	741	29,418
Macatawa Bank Corp.	1,535	49,565
Main Street Banks Inc. (b)	2,548	89,002
MainSource Financial Group Inc.	1,153	27,531
MB Financial Inc.	4,174	175,934

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

BANKS (Cont.)
MBT Financial Corp.	1,428	$33,230
Mercantile Bank Corp.	1,180	46,610
Mid-State Bancshares	4,597	131,704
Midwest Banc Holdings Inc.	2,202	48,158
Nara Bancorp Inc.	3,884	82,613
National Penn Bancshares Inc. (b)	5,781	160,134
NBC Capital Corp.	2,109	56,036
NBT Bancorp Inc.	6,343	163,142
Oak Hill Financial Inc.	266	10,318
Old National Bancorp	13,742	355,368
Old Second Bancorp Inc.	1,802	57,448
Omega Financial Corp.	1,474	50,529
Oriental Financial Group Inc. (b)	4,223	119,550
Pacific Capital Bancorp	9,232	313,796
Park National Corp. (b)	2,926	396,473
Peapack-Gladstone Financial Corp. (b)	1,564	49,344
PennRock Financial Services Corp.	1,703	66,264
Peoples Bancorp Inc.	2,010	55,134
Peoples Holding Co.	2,159	71,463
Placer Sierra Bancshares	978	27,814
PrivateBancorp Inc. (b)	3,508	113,063
Prosperity Bancshares Inc.	3,679	107,464
Provident Bankshares Corp.	5,909	214,910
R&G Financial Corp. Class B	5,941	230,986
Republic Bancorp Inc. (b)	13,539	206,876
Republic Bancorp Inc. Class A	1,117	28,707
Riggs National Corp.	3,946	83,892
Royal Bancshares of Pennsylvania Class A	538	14,524
S&T Bancorp Inc. (b)	5,355	201,830
Sandy Spring Bancorp Inc. (b)	2,642	101,268
Santander BanCorp	1,445	43,581
SCBT Financial Corp.	1,619	54,353
Seacoast Banking Corp. of Florida	1,692	37,647
Security Bank Corp.	449	17,960
Signature Bank (a)	913	29,545
Silicon Valley Bancshares (a) (b)	7,424	332,744
Simmons First National Corp. Class A	2,018	58,421
Smithtown Bancorp Inc.	1,927	61,182
Southern Community Financial Corp.	1,372	14,200
Southside Bancshares Inc.	1,092	24,952
Southwest Bancorp Inc.	2,275	55,692
Southwest Bancorp of Texas Inc.	14,237	331,580
State Bancorp Inc.	2,014	55,385
State Financial Services Corp. Class A	1,049	31,575
Sterling Bancorp	4,074	115,091
Sterling Bancshares Inc.	8,437	120,396
Sterling Financial Corp. (Pennsylvania)	3,221	92,346
Suffolk Bancorp	1,326	46,185
Sun Bancorp Inc. (New Jersey) (a)	1,382	34,522
Susquehanna Bancshares Inc.	9,294	231,885
SY Bancorp Inc.	2,174	52,393
Taylor Capital Group Inc.	817	27,369
Texas Capital Bancshares Inc. (a)	4,271	92,339
Texas Regional Bancshares Inc. Class A	8,085	264,218
Tompkins Trustco Inc.	1,907	102,005
TriCo Bancshares	2,144	50,170
TrustCo Bank Corp. NY (b)	13,521	186,455
Trustmark Corp.	9,464	294,046
UMB Financial Corp.	3,427	194,174
Umpqua Holdings Corp. (b)	8,846	223,008
Union Bankshares Corp.	1,388	53,341
United Bancshares Inc.	7,794	297,341
United Community Banks Inc. (b)	5,505	148,250
United PanAm Financial Corp. (a)	91	1,734
Univest Corp. of Pennsylvania	948	43,627
Unizan Financial Corp.	4,983	131,302
USB Holding Co. Inc.	2,856	71,114
Virginia Commerce Bancorp Inc. (a)	845	23,930
Virginia Financial Group Inc.	799	29,291
Washington Trust Bancorp Inc.	1,946	57,037
WesBanco Inc.	3,660	117,010
West Bancorporation	2,084	36,699
West Coast Bancorp	3,035	77,119
Westamerica Bancorp	6,539	381,289
Western Sierra Bancorp (a) (b)	528	20,251
Wilshire Bancorp Inc. (a)	3,218	53,226
Wintrust Financial Corp.	4,407	251,023
Yardville National Bancorp	1,841	63,073

		18,888,512

BEVERAGES (0.09%)
Boston Beer Co. Inc. Class A (a)	1,352	28,757
Coca-Cola Bottling Co. Consolidated	639	36,461
Farmer Brothers Co.	1,195	28,967
Hansen Natural Corp. (a)	1,707	62,152
National Beverage Corp.	109	907
Peet’s Coffee & Tea Inc. (a)	2,362	62,522

		219,766

BIOTECHNOLOGY (1.87%)
Aksys Ltd. (a) (b)	5,614	31,214
Alexion Pharmaceuticals Inc. (a)	5,793	145,984
Applera Corp. - Celera Genomics Group (a)	15,247	209,646
ARIAD Pharmaceuticals Inc. (a)	11,056	82,146
Avant Immunotherapeutics Inc. (a)	2,786	5,600
Axonyx Inc. (a)	15,915	98,673
Barrier Therapeutics Inc. (a)	1,059	17,579
Bio-Rad Laboratories Inc. Class A (a)	3,349	192,132
Cambrex Corp.	5,471	148,264
CancerVax Corp. (a) (b)	2,965	32,170
Cell Genesys Inc. (a) (b)	8,960	72,576
Ciphergen Biosystems Inc. (a) (b)	4,086	17,570
Corgentech Inc. (a) (b)	1,204	9,969

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

BIOTECHNOLOGY (Cont.)
CuraGen Corp. (a) (b)	8,753	$62,671
Curis Inc. (a)	7,628	39,818
CYTOGEN Corp. (a)	3,581	41,253
Cytokinetics Inc. (a)	979	10,035
deCODE genetics Inc. (a) (b)	8,873	69,298
Digene Corp. (a) (b)	3,097	80,987
Diversa Corp. (a)	4,030	35,222
Encysive Pharmaceuticals Inc. (a)	11,046	109,687
Enzo Biochem Inc. (a)	5,529	107,650
Enzon Pharmaceuticals Inc. (a)	8,777	120,420
Exelixis Inc. (a)	12,112	115,064
Genaera Corp. (a) (b)	25,538	87,340
Genencor International Inc. (a)	1,115	18,286
Genzyme Corp. (a)	1	45
Geron Corp. (a) (b)	10,004	79,732
GTx Inc. (a)	1,171	15,797
Human Genome Sciences Inc. (a) (b)	25,571	307,363
Illumina Inc. (a)	5,673	53,780
Immunogen Inc. (a)	7,655	67,670
Immunomedics Inc. (a) (b)	8,896	27,044
Incyte Corp. (a)	13,604	135,904
Integra LifeSciences Holdings Corp. (a) (b)	4,100	151,413
InterMune Inc. (a) (b)	6,089	80,740
Keryx Biopharmaceuticals Inc. (a)	4,067	47,055
Kosan Biosciences Inc. (a)	3,992	27,665
Lexicon Genetics Inc. (a)	12,514	97,046
LifeCell Corp. (a)	5,084	51,958
Maxim Pharmaceuticals Inc. (a) (b)	4,591	13,865
Maxygen Inc. (a)	4,069	52,043
Myogen Inc. (a)	4,721	38,098
Myriad Genetics Inc. (a) (b)	6,015	135,398
Nanogen Inc. (a) (b)	9,931	73,092
Neose Technologies Inc. (a)	3,538	23,775
Oscient Pharmaceuticals Corp. (a)	12,690	46,318
Peregrine Pharmaceuticals Inc. (a)	35,320	41,324
Praecis Pharmaceuticals Inc. (a)	8,180	15,542
Regeneration Technologies Inc. (a)	3,996	41,878
Regeneron Pharmaceuticals Inc. (a)	8,282	76,277
Seattle Genetics Inc. (a)	6,728	43,934
Serologicals Corp. (a) (b)	6,224	137,675
SuperGen Inc. (a) (b)	8,977	63,288
Telik Inc. (a)	9,036	172,949
Tercica Inc. (a)	144	1,441
Third Wave Technologies Inc. (a)	5,381	46,277
Transkaryotic Therapies Inc. (a) (b)	6,160	156,402
Vertex Pharmaceuticals Inc. (a) (b)	15,322	161,954

		4,445,996

BUILDING MATERIALS (1.05%)
Aaon Inc. (a)	1,688	27,126
Apogee Enterprises Inc.	4,575	61,351
Comfort Systems USA Inc. (a)	6,750	51,840
Drew Industries Inc. (a)	1,766	63,876
Eagle Materials Inc. (b)	3,730	322,085
ElkCorp	4,046	138,454
Genlyte Group Inc. (The) (a)	2,176	186,440
Lennox International Inc.	9,010	183,353
LSI Industries Inc.	1,915	21,927
NCI Building Systems Inc. (a)	4,023	150,862
Simpson Manufacturing Co. Inc.	7,028	245,277
Texas Industries Inc.	4,278	266,862
Trex Co. Inc. (a) (b)	2,017	105,771
U.S. Concrete Inc. (a)	1,004	7,701
Universal Forest Products Inc.	3,093	134,236
USG Corp. (a) (b)	6,388	257,245
York International Corp.	8,371	289,134

		2,513,540

CHEMICALS (2.57%)
Aceto Corp.	3,236	61,613
Airgas Inc.	11,799	312,791
Albemarle Corp.	6,322	244,725
American Vanguard Corp. (b)	975	35,860
Arch Chemicals Inc.	4,550	130,949
Cabot Microelectronics Corp. (a) (b)	4,655	186,433
Crompton Corp.	22,444	264,839
Cytec Industries Inc.	7,484	384,827
Ferro Corp.	8,111	188,094
FMC Corp. (a)	7,265	350,899
Fuller (H.B.) Co.	6,307	179,813
Georgia Gulf Corp.	5,176	257,765
Grace (W.R.) & Co. (a)	12,189	165,892
Great Lakes Chemical Corp. (b)	10,555	300,712
Hercules Inc. (a)	20,699	307,380
Kronos Worldwide Inc.	700	28,542
MacDermid Inc.	5,524	199,416
Minerals Technologies Inc.	4,133	275,671
Mosaic Co. (The) (a) (b)	22,418	365,862
NewMarket Corp. (a)	2,810	55,919
NL Industries Inc. (a)	1,843	40,730
Octel Corp.	2,213	46,053
Olin Corp.	13,150	289,563
OM Group Inc. (a)	5,453	176,786
OMNOVA Solutions Inc. (a)	8,284	46,556
PolyOne Corp. (a)	16,581	150,224
Quaker Chemical Corp. (b)	2,194	54,499
Schulman (A.) Inc.	5,985	128,139
Sensient Technologies Corp. (b)	8,967	215,118
Spartech Corp.	5,389	145,988
Stepan Co.	1,151	28,038
Symyx Technologies Inc. (a)	5,866	176,449
Terra Industries Inc. (a) (b)	6,904	61,308
UAP Holding Corp. (a)	3,974	68,631

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

CHEMICALS (Cont.)
Valhi Inc.	4,185	$67,337
Wellman Inc.	5,880	62,857
Westlake Chemical Corp.	2,104	70,274

		6,126,552

COMMERCIAL SERVICES (4.10%)
Aaron Rents Inc.	7,613	190,325
ABM Industries Inc.	7,380	145,534
Administaff Inc. (a) (b)	4,499	56,732
Advisory Board Co. (The) (a) (b)	4,028	148,553
Albany Molecular Research Inc. (a)	4,951	55,154
Alderwoods Group Inc. (a)	6,945	79,034
AMN Healthcare Services Inc. (a) (b)	3,095	49,241
Answerthink Inc. (a)	6,725	31,338
Arbitron Inc. (a)	6,673	261,448
Banta Corp.	5,112	228,813
Bowne & Co. Inc.	7,365	119,755
Bright Horizons Family Solutions Inc. (a)	2,547	164,944
CDI Corp. (b)	2,648	56,614
Central Parking Corp.	3,798	57,540
Century Business Services Inc. (a)	11,093	48,365
Charles River Associates Inc. (a) (b)	2,308	107,945
Chemed Corp.	2,656	178,244
Clark Inc. (a)	3,990	61,925
Coinstar Inc. (a)	4,228	113,437
Consolidated Graphics Inc. (a)	2,396	109,976
Cornell Companies Inc. (a)	3,263	49,532
Corrections Corp. of America (a)	7,510	303,779
CorVel Corp. (a)	1,015	27,182
CoStar Group Inc. (a) (b)	3,308	152,763
Cross Country Healthcare Inc. (a)	5,455	98,626
DiamondCluster International Inc. Class A (a)	4,592	65,803
Dollar Thrifty Automotive Group Inc. (a)	5,548	167,550
Electro Rent Corp.	1,915	27,250
Euronet Worldwide Inc. (a)	4,679	121,748
Exponent Inc. (a)	841	23,119
First Advantage Corp. Class A (a)	601	12,260
First Health Group Corp. (a)	17,915	335,190
Forrester Research Inc. (a)	2,813	50,465
FTI Consulting Inc. (a) (b)	8,289	174,649
Gartner Inc. Class A (a) (b)	12,451	155,139
Geo Group Inc. (The) (a)	2,360	62,729
Gevity HR Inc.	4,786	98,400
Healthcare Services Group Inc. (b)	2,380	49,599
Heidrick & Struggles International Inc. (a)	3,671	125,805
Hooper Holmes Inc.	11,707	69,305
Hudson Highland Group Inc. (a) (b)	2,191	63,101
Insurance Auto Auctions Inc. (a)	1,809	40,558
Integrated Electrical Services Inc. (a) (b)	10,024	48,516
Interactive Data Corp. (a)	7,481	162,637
Intersections Inc. (a)	1,389	23,960
iPayment Holdings Inc. (a)	2,101	104,042
Jackson Hewitt Tax Service Inc.	7,455	188,239
Kelly Services Inc. Class A	3,535	106,686
Kforce Inc. (a)	4,877	54,135
Korn/Ferry International (a)	6,331	131,368
Labor Ready Inc. (a) (b)	8,912	150,791
Landauer Inc.	1,980	90,486
Learning Tree International Inc. (a) (b)	1,775	23,785
LECG Corp. (a)	2,273	42,391
Magellan Health Services Inc. (a)	5,512	188,290
MAXIMUS Inc. (a)	4,060	126,347
McGrath RentCorp	1,718	74,922
Medical Staffing Network Holdings Inc. (a)	2,709	22,187
Midas Inc. (a) (b)	3,646	72,920
Monro Muffler Brake Inc. (a)	1,676	42,403
MPS Group Inc. (a)	20,182	247,431
Navigant Consulting Inc. (a)	9,480	252,168
NCO Group Inc. (a)	5,653	146,130
Neurogen Corp. (a)	3,280	30,701
PAREXEL International Corp. (a) (b)	5,068	102,880
PDI Inc. (a)	1,739	38,745
Pre-Paid Legal Services Inc. (b)	3,066	115,128
PRG-Schultz International Inc. (a)	8,307	41,784
Princeton Review Inc. (The) (a)	1,943	11,949
ProxyMed Inc. (a)	1,289	12,658
Quanta Services Inc. (a)	13,061	104,488
Rent-Way Inc. (a) (b)	4,326	34,651
Resources Connection Inc. (a) (b)	4,634	251,673
Rewards Network Inc. (a)	6,259	43,813
Rollins Inc. (b)	3,794	99,858
SFBC International Inc. (a) (b)	2,574	101,673
Sotheby’s Holdings Inc. Class A (a)	8,997	163,386
Source Interlink Companies Inc. (a)	4,372	58,060
SOURCECORP Inc. (a)	3,277	62,623
Spherion Corp. (a)	11,148	93,643
StarTek Inc.	2,579	73,373
Stewart Enterprises Inc. Class A (a)	19,513	136,396
Strayer Education Inc.	3,005	329,919
TeleTech Holdings Inc. (a)	6,419	62,200
TNS Inc. (a)	1,096	23,948
United Rentals Inc. (a)	9,475	179,077
Universal Technical Institute Inc. (a)	2,964	112,988
Valassis Communications Inc. (a) (b)	10,473	366,660
Vertrue Inc. (a) (b)	1,469	55,484
Volt Information Sciences Inc. (a)	1,869	54,930
Watson Wyatt & Co. Holdings	6,634	178,786

		9,780,777

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

COMPUTERS (3.13%)
ActivCard Corp. (a)	7,039	$62,647
Advanced Digital Information Corp. (a)	12,117	121,412
Agilysys Inc.	5,791	99,258
Ansoft Corp. (a)	1,288	26,018
Anteon International Corp. (a)	5,559	232,700
BISYS Group Inc. (The) (a)	23,444	385,654
Blue Coat Systems Inc. (a)	1,774	33,014
Brocade Communications Systems Inc. (a)	49,132	375,368
CACI International Inc. Class A (a)	5,926	403,738
Carreker Corp. (a)	3,068	26,385
Catapult Communications Corp. (a)	1,439	34,766
CIBER Inc. (a)	9,326	89,903
Covansys Corp. (a)	3,922	60,007
Cray Inc. (a)	16,582	77,272
CyberGuard Corp. (a)	1,974	12,436
CyberSource Corp. (a)	5,179	37,030
Digimarc Corp. (a)	2,669	24,875
Dot Hill Systems Corp. (a)	8,861	69,470
Echelon Corp. (a)	5,414	45,694
Electronics For Imaging Inc. (a)	10,850	188,898
Equinix Inc. (a) (b)	2,200	94,028
FactSet Research Systems Inc.	4,119	240,714
Gateway Inc. (a)	42,784	257,132
Hutchinson Technology Inc. (a) (b)	5,434	187,853
iGATE Corp. (a)	6,126	24,810
Imation Corp.	7,509	239,011
InFocus Corp. (a)	7,614	69,744
Intergraph Corp. (a)	7,366	198,366
Internap Network Services Corp. (a)	51,229	47,643
InterVoice-Brite Inc. (a)	7,577	101,153
Iomega Corp. (a)	11,671	64,657
Kanbay International Inc. (a)	1,589	49,736
Komag Inc. (a)	5,087	95,534
Kronos Inc. (a)	6,279	321,045
LaserCard Corp. (a) (b)	2,049	21,494
Lexar Media Inc. (a) (b)	13,537	106,130
Magma Design Automation Inc. (a) (b)	5,163	64,847
Manhattan Associates Inc. (a)	6,305	150,563
McDATA Corp. Class A (a)	23,140	137,914
Mentor Graphics Corp. (a) (b)	14,893	227,714
Mercury Computer Systems Inc. (a) (b)	4,370	129,702
Merge Technologies Inc. (a) (b)	2,175	48,394
MICROS Systems Inc. (a)	3,461	270,166
Mobility Electronics Inc. (a)	4,517	38,756
MTS Systems Corp.	4,457	150,691
NetScout Systems Inc. (a)	3,641	25,414
Overland Storage Inc. (a)	2,491	41,575
PalmOne Inc. (a) (b)	8,463	267,008
PEC Solutions Inc. (a)	2,886	40,895
Perot Systems Corp. Class A (a)	14,551	233,253
Quantum Corp. (a) (b)	31,530	82,609
RadiSys Corp. (a) (b)	4,229	82,677
SI International Inc. (a) (b)	1,237	38,050
Silicon Graphics Inc. (a) (b)	37,251	64,444
Silicon Storage Technology Inc. (a)	14,753	87,780
SimpleTech Inc. (a)	2,742	12,613
SRA International Inc. Class A (a)	2,589	166,214
Stratasys Inc. (a)	1,964	65,912
Sykes Enterprises Inc. (a)	3,711	25,791
Synaptics Inc. (a) (b)	4,331	132,442
Syntel Inc.	1,605	28,152
TALX Corp.	2,726	70,304
Tier Technologies Inc. Class B (a)	2,766	25,585
TransAct Technologies Inc. (a)	2,085	44,536
Tumbleweed Communications Corp. (a)	10,146	33,888
Tyler Technologies Inc. (a)	7,590	63,452
Ultimate Software Group Inc. (a) (b)	2,715	34,426
Xybernaut Corp. (a) (b)	39,089	48,079

		7,459,441

COSMETICS & PERSONAL CARE (0.13%)
Chattem Inc. (a) (b)	3,255	107,740
Del Laboratories Inc. (a)	1,224	42,534
Elizabeth Arden Inc. (a)	4,653	110,462
Inter Parfums Inc. (b)	867	13,785
Revlon Inc. Class A (a)	17,056	39,229

		313,750

DISTRIBUTION & WHOLESALE (0.73%)
Advanced Marketing Services Inc.	3,128	31,468
Aviall Inc. (a)	6,330	145,400
Beacon Roofing Supply Inc. (a)	2,083	41,368
Brightpoint Inc. (a)	3,952	77,222
Building Materials Holdings Corp.	2,521	96,529
Central European Distribution Corp. (a) (b)	2,359	69,685
Handleman Co.	4,965	106,648
LKQ Corp. (a)	3,002	60,250
NuCo2 Inc. (a) (b)	1,784	39,587
ScanSource Inc. (a)	2,521	156,705
SCP Pool Corp.	10,378	331,058
United Stationers Inc. (a)	6,935	320,397
Watsco Inc.	4,494	158,279
WESCO International Inc. (a)	3,875	114,855

		1,749,451

DIVERSIFIED FINANCIAL SERVICES (1.44%)
Accredited Home Lenders Holding Co. (a)	3,166	157,287
Advanta Corp. Class B	3,724	90,381
Affiliated Managers Group Inc. (a) (b)	4,834	327,455
Archipelago Holdings Inc. (a)	5,416	113,628
Asset Acceptance Capital Corp. (a)	1,082	23,047
Asta Funding Inc.	1,343	36,046

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

DIVERSIFIED FINANCIAL SERVICES (Cont.)
BKF Capital Group Inc.	1,798	$68,144
Calamos Asset Management Inc. Class A (a)	4,038	109,026
Capital Southwest Corp.	71	5,575
Capital Trust Inc. Class A	2,112	64,860
CharterMac	8,059	196,962
Circle Group Holdings Inc. (a) (b)	3,413	7,577
Cohen & Steers Inc.	1,834	29,802
CompuCredit Corp. (a)	3,702	101,213
Credit Acceptance Corp. (a)	1,407	35,808
Education Lending Group Inc. (a) (b)	2,369	36,743
Encore Capital Group Inc. (a)	2,597	61,757
eSpeed Inc. (a)	4,901	60,625
Federal Agricultural Mortgage Corp.	2,147	50,025
Financial Federal Corp. (a)	3,788	148,490
First Cash Inc. (a)	2,076	55,450
Gabelli Asset Management Inc. Class A	1,825	88,549
Greenhill & Co. Inc.	1,425	40,897
Greg Manning Auctions Inc. (a) (b)	1,309	16,205
Harris & Harris Group Inc. (a) (b)	3,225	52,825
Investment Technology Group Inc. (a)	8,479	169,580
Knight Trading Group Inc. (a) (b)	22,920	250,974
LaBranche & Co. Inc. (a) (b)	9,781	87,638
Marlin Business Services Corp. (a)	462	8,778
Metris Companies Inc. (a)	6,178	78,769
National Financial Partners Corp.	7,195	279,166
Nelnet Inc. Class A (a)	1,673	45,054
Piper Jaffray Companies Inc. (a) (b)	4,091	196,163
Portfolio Recovery Associates Inc. (a) (b)	2,689	110,841
Sanders Morris Harris Group Inc.	619	11,024
Stifel Financial Corp. (a)	1,788	37,459
SWS Group Inc.	3,665	80,337
World Acceptance Corp. (a)	3,462	95,240

		3,429,400

ELECTRIC (1.54%)
Aquila Inc. (a)	45,144	166,581
Avista Corp.	9,991	176,541
Black Hills Corp.	7,032	215,742
Calpine Corp. (a) (b)	83,638	329,534
Central Vermont Public Service Corp.	3,145	73,153
CH Energy Group Inc.	3,447	165,628
Cleco Corp.	9,220	186,797
CMS Energy Corp. (a) (b)	38,061	397,737
Duquesne Light Holdings Inc. (b)	15,119	284,993
El Paso Electric Co. (a)	9,264	175,460
Empire District Electric Co. (The) (b)	6,566	148,917
IDACORP Inc. (b)	8,138	248,779
MGE Energy Inc.	3,097	111,585
Otter Tail Corp.	5,129	130,943
PNM Resources Inc.	12,513	316,454
Sierra Pacific Resources Corp. (a) (b)	21,310	223,755
UIL Holdings Corp.	2,841	145,743
UniSource Energy Corp.	7,198	173,544

		3,671,886

ELECTRICAL COMPONENTS & EQUIPMENT (0.76%)
Advanced Energy Industries Inc. (a)	5,074	46,326
Artesyn Technologies Inc. (a) (b)	6,424	72,591
Belden CDT Inc. (b)	9,269	215,041
C&D Technologies Inc.	5,124	87,313
Capstone Turbine Corp. (a)	1,518	2,778
Cherokee International Corp. (a)	1,121	10,773
Encore Wire Corp. (a)	3,006	40,070
Energy Conversion Devices Inc. (a)	3,983	76,952
General Cable Corp. (a) (b)	7,782	107,781
GrafTech International Ltd. (a)	18,453	174,565
Intermagnetics General Corp. (a) (b)	5,478	139,196
Littelfuse Inc. (a)	4,649	158,810
Magnetek Inc. (a)	3,491	24,088
Medis Technologies Ltd. (a) (b)	2,701	49,563
Powell Industries Inc. (a)	601	11,112
Power-One Inc. (a)	13,615	121,446
Rayovac Corp. (a)	7,182	219,482
Universal Display Corp. (a) (b)	4,129	37,161
Valence Technology Inc. (a) (b)	24,073	74,867
Vicor Corp.	3,808	49,923
Wilson Greatbatch Technologies Inc. (a)	4,364	97,841

		1,817,679

ELECTRONICS (2.65%)
ADE Corp. (a) (b)	1,984	37,140
American Superconductor Corp. (a)	4,941	73,571
Analogic Corp.	2,200	98,538
Bei Technologies Inc.	2,317	71,549
Bel Fuse Inc. Class B	2,006	67,783
Benchmark Electronics Inc. (a)	8,126	277,097
Brady Corp. Class A	3,731	233,449
Checkpoint Systems Inc. (a) (b)	7,998	144,364
Coherent Inc. (a)	6,212	189,093
CTS Corp. (b)	7,233	96,127
Cubic Corp.	2,926	73,647
Cymer Inc. (a)	6,884	203,353
Daktronics Inc. (a)	2,798	69,642
DDi Corp. (a)	4,050	12,879
Dionex Corp. (a)	3,809	215,856
Electro Scientific Industries Inc. (a)	6,253	123,559
Excel Technology Inc. (a)	2,352	61,152
FEI Co. (a)	4,838	101,598
FSI International Inc. (a)	6,496	30,336
Identix Inc. (a)	17,454	128,811
II-VI Inc. (a)	2,232	94,838
Intevac Inc. (a)	4,432	33,506

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

ELECTRONICS (Cont.)
Itron Inc. (a) (b)	4,167	$99,633
Keithley Instruments Inc.	2,563	50,491
KEMET Corp. (a)	16,839	150,709
Maxwell Technologies Inc. (a)	1,619	16,417
Measurements Specialties Inc. (a) (b)	2,098	53,415
Merix Corp. (a)	4,155	47,866
Methode Electronics Inc.	6,635	85,260
Metrologic Instruments Inc. (a)	2,303	48,939
MIPS Technologies Inc. Class A (a)	7,050	69,442
Molecular Devices Corp. (a)	2,825	56,782
Multi-Fineline Electronix Inc. (a)	816	14,884
OSI Systems Inc. (a) (b)	2,626	59,636
Paradyne Networks Inc. (a)	7,393	26,541
Park Electrochemical Corp.	3,677	79,717
Paxar Corp. (a)	6,772	150,135
Photon Dynamics Inc. (a) (b)	3,524	85,563
Planar Systems Inc. (a) (b)	3,059	34,353
Plexus Corp. (a)	8,654	112,589
PLX Technology Inc. (a)	3,664	38,106
RAE Systems Inc. (a)	6,753	49,297
Rofin-Sinar Technologies Inc. (a)	3,067	130,194
Rogers Corp. (a)	3,430	147,833
SBS Technologies Inc. (a)	3,085	43,067
Sonic Solutions Inc. (a) (b)	3,906	87,651
Spatialight Inc. (a) (b)	7,220	64,619
Stoneridge Inc. (a)	3,324	50,292
Sypris Solutions Inc.	1,362	20,852
Taser International Inc. (a) (b)	9,352	295,430
Technitrol Inc. (a)	8,688	158,122
Thomas & Betts Corp. (a)	11,961	367,801
Trimble Navigation Ltd. (a)	9,978	329,673
TTM Technologies Inc. (a) (b)	7,879	92,972
Ultralife Batteries Inc. (a) (b)	3,061	59,536
Varian Inc. (a)	6,826	279,934
Viisage Technology Inc. (a)	3,734	33,643
Watts Water Technologies Inc. Class A	4,690	151,206
Woodhead Industries Inc.	1,151	18,451
Woodward Governor Co.	1,720	123,169
X-Rite Inc.	3,832	61,350
Zygo Corp. (a)	3,164	37,304

		6,320,762

ENERGY - ALTERNATE SOURCES (0.19%)
FuelCell Energy Inc. (a) (b)	8,003	79,230
Headwaters Inc. (a) (b)	6,578	187,473
KFx Inc. (a) (b)	8,721	126,629
Plug Power Inc. (a) (b)	9,483	57,941

		451,273

ENERGY & RELATED (0.03%)
Edge Petroleum Corp. (a)	2,779	40,518
Syntroleum Corp. (a)	4,350	34,930

		75,448

ENGINEERING & CONSTRUCTION (0.62%)
Dycom Industries Inc. (a)	9,624	293,724
EMCOR Group Inc. (a) (b)	3,285	148,416
Granite Construction Inc.	7,043	187,344
Infrasource Services Inc. (a)	1,543	20,059
Insituform Technologies Inc. Class A (a) (b)	5,459	123,756
Perini Corp. (a)	3,458	57,714
Shaw Group Inc. (The) (a) (b)	12,129	216,503
URS Corp. (a)	6,504	208,778
Washington Group International Inc. (a)	5,331	219,904

		1,476,198

ENTERTAINMENT (1.17%)
Alliance Gaming Corp. (a) (b)	10,158	140,282
Argosy Gaming Co. (a)	5,343	249,518
Carmike Cinemas Inc.	1,814	66,211
Churchill Downs Inc.	1,391	62,178
Dover Downs Gaming & Entertainment Inc.	1,663	21,785
Dover Motorsports Inc.	5,633	32,277
Empire Resorts Inc. (a) (b)	4,631	51,636
Gaylord Entertainment Co. (a)	6,290	261,224
Isle of Capri Casinos Inc. (a)	2,909	74,616
Macrovision Corp. (a)	9,796	251,953
Magna Entertainment Corp. Class A (a)	4,557	27,433
Nevada Gold & Casinos Inc. (a)	1,702	20,764
Penn National Gaming Inc. (a)	6,539	395,936
Pinnacle Entertainment Inc. (a)	7,254	143,484
Scientific Games Corp. Class A (a)	15,389	366,874
Shuffle Master Inc. (a) (b)	4,527	213,222
Six Flags Inc. (a)	19,563	105,053
Speedway Motorsports Inc.	3,207	125,650
Steinway Musical Instruments Inc. (a)	1,455	42,108
Sunterra Corp. (a) (b)	3,387	47,553
Vail Resorts Inc. (a)	4,253	95,352

		2,795,109

ENVIRONMENTAL CONTROL (0.56%)
Aleris International Inc. (a)	5,050	85,446
Calgon Carbon Corp.	5,956	54,080
Casella Waste Systems Inc. Class A (a)	3,204	46,907
Darling International Inc. (a)	13,725	59,841
Duratek Inc. (a)	1,909	47,553
Ionics Inc. (a)	4,204	182,201
Layne Christensen Co. (a)	1,555	28,223
Metal Management Inc.	3,579	96,168
Mine Safety Appliances Co.	3,912	198,338
Tetra Tech Inc. (a) (b)	10,786	180,558

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

ENVIRONMENTAL CONTROL (Cont.)
TRC Companies Inc. (a)	2,324	$39,508
Waste Connections Inc. (a) (b)	9,281	317,874

		1,336,697

FOOD (1.15%)
American Italian Pasta Co. Class A (b)	3,228	75,051
Arden Group Inc. Class A	193	19,392
Cal-Maine Foods Inc. (b)	2,259	27,311
Chiquita Brands International Inc.	8,465	186,738
Corn Products International Inc.	7,312	391,631
Flowers Foods Inc.	7,033	222,102
Great Atlantic & Pacific Tea Co. (a)	3,371	34,553
Hain Celestial Group Inc. (a) (b)	5,020	103,763
Ingles Markets Inc. Class A	2,105	26,081
J&J Snack Foods Corp.	1,151	56,434
Lance Inc.	4,517	85,959
M&F Worldwide Corp. (a)	1,896	25,824
MGP Ingredients Inc. (b)	1,482	12,804
Nash Finch Co.	2,639	99,649
Pathmark Stores Inc. (a)	4,589	26,662
Performance Food Group Co. (a)	9,383	252,497
Provide Commerce Inc. (a)	1,042	38,710
Ralcorp Holdings Inc.	5,941	249,106
Ruddick Corp.	6,564	142,373
Sanderson Farms Inc.	2,151	93,095
Sanfilippo (John B.) & Son Inc. (a)	1,576	40,629
Seaboard Corp.	63	62,874
United Natural Foods Inc. (a)	7,646	237,791
Weis Markets Inc.	3,021	116,520
Wild Oats Markets Inc. (a) (b)	5,526	48,684
Winn-Dixie Stores Inc. (b)	13,658	62,144

		2,738,377

FOREST PRODUCTS & PAPER (0.52%)
Buckeye Technologies Inc. (a)	5,009	65,167
Caraustar Industries Inc. (a)	6,104	102,669
Deltic Timber Corp. (b)	2,230	94,663
Glatfelter Co.	5,047	77,118
Longview Fibre Co. (b)	10,444	189,454
Pope & Talbot Inc.	3,376	57,763
Potlatch Corp.	5,873	297,056
Rock-Tenn Co. Class A	5,650	85,654
Schweitzer-Mauduit International Inc.	3,150	106,942
Wausau-Mosinee Paper Corp. (b)	8,807	157,293

		1,233,779

GAS (1.41%)
Atmos Energy Corp.	14,656	400,842
Cascade Natural Gas Corp.	2,369	50,223
Energen Corp.	7,007	413,063
EnergySouth Inc.	730	20,469
Laclede Group Inc. (The)	4,475	139,396
New Jersey Resources Corp.	5,832	252,759
Nicor Inc. (b)	7,624	281,631
Northwest Natural Gas Co. (b)	4,961	167,384
Peoples Energy Corp.	7,169	315,078
Piedmont Natural Gas Co. (b)	14,942	347,252
South Jersey Industries Inc.	3,225	169,506
Southern Union Co. (a)	13,177	315,984
Southwest Gas Corp.	7,724	196,190
WGL Holdings Inc.	9,641	297,328

		3,367,105

HAND & MACHINE TOOLS (0.44%)
Baldor Electric Co.	6,997	192,627
Franklin Electric Co. Inc.	2,692	113,764
Kennametal Inc.	7,081	352,421
Lincoln Electric Holdings Inc.	6,685	230,900
Milacron Inc. (a) (b)	8,407	28,500
Regal-Beloit Corp.	4,927	140,912

		1,059,124

HEALTH CARE (0.37%)
Abaxis Inc. (a) (b)	3,098	44,890
ABIOMED Inc. (a) (b)	3,059	47,231
America Service Group Inc. (a)	1,947	52,121
Cyberoptics Corp. (a)	1,471	21,874
Endocardial Solutions Inc. (a)	4,875	57,037
FARO Technologies Inc. (a)	1,982	61,799
Flanders Corp. (a)	1,784	17,126
Genelabs Technologies Inc. (a)	6,155	7,386
I-Flow Corp. (a)	3,524	64,243
LCA-Vision Inc.	3,435	80,345
LeCroy Corp. (a)	1,303	30,412
MedCath Corp. (a)	1,084	26,710
Microtek Medical Holdings Inc. (a) (b)	7,683	31,193
Microvision Inc. (a) (b)	3,130	21,910
Palomar Medical Technologies Inc. (a)	2,220	57,875
Psychiatric Solutions Inc. (a)	2,637	96,409
Res-Care Inc. (a)	2,880	43,834
Sonic Innovations Inc. (a)	1,765	7,360
ThermoGenesis Corp. (a) (b)	15,294	96,964
Urologix Inc. (a)	2,527	16,350

		883,069

HEALTH CARE-PRODUCTS (3.24%)
Advanced Medical Optics Inc. (a)	6,893	283,578
Advanced Neuromodulation Systems Inc. (a)	4,271	168,534
Align Technology Inc. (a)	10,278	110,488
American Medical Systems Holdings Inc. (a)	5,128	214,402
Animas Corp. (a) (b)	790	12,348
Arrow International Inc.	4,035	125,045

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

HEALTH CARE-PRODUCTS (Cont.)
ArthroCare Corp. (a) (b)	4,254	$136,383
Aspect Medical Systems Inc. (a)	2,335	57,114
BioLase Technology Inc. (b)	3,886	42,241
Biosite Inc. (a) (b)	2,521	155,142
Bioveris Corp. (a)	3,721	27,201
Bruker BioSciences Corp. (a)	4,158	16,757
Candela Corp. (a)	3,458	39,283
Cardiac Science Inc. (a)	10,598	22,680
CardioDynamics International Corp. (a)	5,343	27,623
Cepheid Inc. (a)	7,474	74,292
Closure Medical Corp. (a)	2,080	40,560
Conceptus Inc. (a) (b)	4,829	39,187
CONMED Corp. (a)	6,029	171,344
CTI Molecular Imaging Inc. (a)	6,905	97,982
Cyberonics Inc. (a)	3,868	80,145
Datascope Corp.	2,437	96,725
Diagnostic Products Corp.	4,363	240,183
DJ Orthopedics Inc. (a)	3,751	80,346
Encore Medical Corp. (a)	5,743	38,995
EPIX Pharmaceuticals Inc. (a)	4,435	79,431
Exactech Inc. (a)	734	13,425
E-Z-Em Inc.	774	11,300
Haemonetics Corp. (a)	3,897	141,110
Hanger Orthopedic Group Inc. (a) (b)	5,874	47,579
Hologic Inc. (a) (b)	4,010	110,155
ICU Medical Inc. (a) (b)	2,081	56,895
Immucor Inc. (a)	8,760	205,948
Immunicon Corp. (a)	497	3,469
IntraLase Corp. (a)	1,512	35,502
Intuitive Surgical Inc. (a)	6,571	262,971
Invacare Corp.	5,151	238,285
Inverness Medical Innovations Inc. (a) (b)	3,024	75,902
IVAX Diagnostics Inc. (a)	254	1,105
Kensey Nash Corp. (a) (b)	1,808	62,430
Kyphon Inc. (a) (b)	4,611	118,779
Laserscope (a) (b)	3,407	122,345
Lifeline Systems Inc. (a)	1,555	40,057
Luminex Corp. (a)	4,583	40,697
Medical Action Industries Inc. (a)	1,328	26,162
Mentor Corp. (b)	8,985	303,154
Merit Medical Systems Inc. (a)	4,063	62,083
NuVasive Inc. (a)	342	3,505
Oakley Inc.	4,885	62,284
Ocular Sciences Inc. (a)	3,943	193,246
OraSure Technologies Inc. (a)	6,925	46,536
Orthologic Corp. (a)	6,392	39,950
Orthovita Inc. (a)	8,544	35,799
Palatin Technologies Inc. (a)	12,171	32,375
PolyMedica Corp.	5,112	190,626
Possis Medical Inc. (a)	3,210	43,271
PSS World Medical Inc. (a)	13,006	162,770
Quidel Corp. (a)	5,255	26,695
Sola International Inc. (a)	6,923	190,659
SonoSite Inc. (a) (b)	3,223	109,421
Steris Corp. (a)	13,616	322,972
SurModics Inc. (a) (b)	2,886	93,824
Sybron Dental Specialties Inc. (a)	7,793	275,716
TECHNE Corp. (a)	8,016	311,822
Thoratec Corp. (a) (b)	9,095	94,770
TriPath Imaging Inc. (a)	4,832	43,343
Ventana Medical Systems Inc. (a)	2,754	176,228
Viasys Healthcare Inc. (a)	6,734	127,946
VISX Inc. (a)	8,853	229,027
Vital Sign Inc.	764	29,735
West Pharmaceutical Services Inc.	5,972	149,479
Wright Medical Group Inc. (a)	5,579	159,001
Young Innovations Inc.	797	26,883
Zila Inc. (a)	6,279	26,874
Zoll Medical Corp. (a)	2,133	73,375

		7,735,494

HEALTH CARE-SERVICES (1.92%)
Alliance Imaging Inc. (a)	4,642	52,223
Amedisys Inc. (a)	2,381	77,121
American Healthways Inc. (a) (b)	5,710	188,658
AMERIGROUP Corp. (a)	4,854	367,254
AmSurg Corp. (a) (b)	5,687	167,994
Apria Healthcare Group Inc. (a) (b)	9,903	326,304
Beverly Enterprises Inc. (a) (b)	20,661	189,048
Centene Corp. (a)	8,276	234,625
Genesis HealthCare Corp. (a)	3,939	137,983
Gentiva Health Services Inc. (a)	4,726	79,019
Kindred Healthcare Inc. (a) (b)	5,530	165,624
LabOne Inc. (a) (b)	3,915	125,437
LifePoint Hospitals Inc. (a)	7,519	261,812
Matria Healthcare Inc. (a)	2,089	81,617
Molina Healthcare Inc. (a)	1,984	92,018
National Healthcare Corp.	1,573	55,527
OCA Inc. (a) (b)	8,686	55,156
Odyssey Healthcare Inc. (a)	7,498	102,573
Option Care Inc.	2,299	39,520
Pediatrix Medical Group Inc. (a)	4,790	306,800
Province Healthcare Co. (a)	9,752	217,957
RehabCare Group Inc. (a) (b)	3,594	100,596
Select Medical Corp.	18,143	319,317
Sierra Health Services Inc. (a) (b)	4,671	257,419
Specialty Laboratories Inc. (a)	1,407	15,533
Sunrise Senior Living Inc. (a)	3,548	164,485
Symbion Inc. (a)	1,765	38,971
United Surgical Partners International Inc. (a)	6,061	252,744
VistaCare Inc. Class A (a) (b)	2,371	39,430
Wellcare Health Plans Inc. (a)	1,727	56,128

		4,568,893

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

HOLDING COMPANIES - DIVERSIFIED (0.14%)
Resource America Inc. Class A	2,693	$87,523
Terremark Worldwide Inc. (a)	71,585	45,814
Walter Industries Inc.	5,772	194,690

		328,027

HOME BUILDERS (0.98%)
Beazer Homes USA Inc.	2,562	374,590
Brookfield Homes Corp.	2,937	99,564
Champion Enterprises Inc. (a) (b)	13,719	162,159
Coachmen Industries Inc. (b)	2,800	48,608
Dominion Homes Inc. (a)	889	22,423
Fleetwood Enterprises Inc. (a) (b)	10,633	143,120
Levitt Corp. Class A	3,293	100,667
M/I Homes Inc.	2,500	137,775
Meritage Homes Corp. (a)	2,072	233,514
Monaco Coach Corp.	5,398	111,037
Orleans Homebuilders Inc. (a)	526	10,441
Palm Harbor Homes Inc. (a) (b)	3,305	55,788
Skyline Corp.	1,843	75,194
Technical Olympic USA Inc.	1,653	41,953
Thor Industries Inc. (b)	7,186	266,241
WCI Communities Inc. (a) (b)	6,922	203,507
William Lyon Homes Inc. (a)	824	57,878
Winnebago Industries Inc. (b)	5,040	196,862

		2,341,321

HOME FURNISHINGS (0.52%)
American Woodmark Corp.	2,270	99,154
Applica Inc. (a)	6,879	41,618
Bassett Furniture Industries Inc.	1,520	29,830
Digital Theater Systems Inc. (a)	3,884	78,185
Ethan Allen Interiors Inc.	6,269	250,885
Furniture Brands International Inc. (b)	9,906	248,145
Hooker Furniture Corp.	2,438	55,343
Kimball International Inc. Class B	4,070	60,277
La-Z-Boy Inc. (b)	10,441	160,478
Stanley Furniture Co. Inc.	994	44,680
Tempur-Pedic International Inc. (a)	3,986	84,503
TiVo Inc. (a) (b)	8,866	52,043
Universal Electronics Inc. (a)	2,270	39,952

		1,245,093

HOUSEHOLD PRODUCTS & WARES (0.85%)
American Greetings Corp. Class A	12,328	312,515
Blyth Inc.	5,828	172,276
Central Garden & Pet Co. (a)	3,461	144,462
CSS Industries Inc.	1,883	59,804
Ennis Inc.	4,385	84,411
Harland (John H.) Co.	5,490	198,189
Jarden Corp. (a) (b)	5,491	238,529
Lifetime Hoan Corp. (b)	1,273	20,241
Playtex Products Inc. (a)	5,029	40,182
Russ Berrie & Co. Inc.	2,203	50,317
Standard Register Co. (The)	3,277	46,271
Tupperware Corp. (b)	9,480	196,426
Water Pik Technologies Inc. (a)	2,096	37,162
WD-40 Co.	3,138	89,151
Yankee Candle Co. Inc. (The) (a)	9,831	326,193

		2,016,129

HOUSEWARES (0.21%)
Libbey Inc.	3,627	80,556
National Presto Industries Inc.	1,318	59,969
Toro Co.	4,400	357,940

		498,465

INSURANCE (2.33%)
Alfa Corp.	4,548	69,061
American Equity Investment Life Holding Co. (b)	3,933	42,358
American Physicians Capital Inc. (a)	2,109	75,966
AmerUs Group Co. (b)	7,705	349,037
Argonaut Group Inc. (a) (b)	4,472	94,493
Baldwin & Lyons Inc. Class B	1,018	27,272
Bristol West Holdings Inc.	3,563	71,260
Ceres Group Inc. (a)	3,036	15,666
Citizens Inc. (a) (b)	4,744	30,219
CNA Surety Corp. (a)	2,513	33,549
Commerce Group Inc.	5,020	306,421
Crawford & Co. Class B	2,762	20,715
Danielson Holding Corp. (a)	8,878	75,019
Delphi Financial Group Inc. Class A	5,105	235,596
Direct General Corp.	3,851	123,617
Donegal Group Inc. Class A	519	11,901
EMC Insurance Group Inc.	532	11,512
FBL Financial Group Inc. Class A	2,731	77,970
First Acceptance Corp. (a)	2,372	21,253
FPIC Insurance Group Inc. (a) (b)	1,620	57,316
Great American Financial Resources Inc.	1,520	26,402
Harleysville Group Inc.	5,232	124,888
Hilb, Rogal & Hobbs Co. (b)	6,186	224,181
Horace Mann Educators Corp.	8,524	162,638
Independence Holding Co.	545	10,055
Infinity Property & Casualty Corp.	4,501	158,435
Kansas City Life Insurance Co.	1,499	70,903
LandAmerica Financial Group Inc.	3,814	205,689
Midland Co. (The)	1,066	33,334
National Western Life Insurance Co. Class A (a)	190	31,656
Navigators Group Inc. (The) (a)	1,343	40,438
NYMAGIC Inc.	667	16,875
Ohio Casualty Corp. (a)	12,244	284,183
Penn-America Group Inc.	2,887	43,594

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

INSURANCE (Cont.)
Philadelphia Consolidated Holding Corp. (a) (b)	3,580	$236,781
Phoenix Companies Inc.	19,403	242,538
PMA Capital Corp. Class A (a) (b)	4,711	48,759
Presidential Life Corp.	4,357	73,895
ProAssurance Corp. (a)	5,409	211,546
RLI Corp. (b)	4,938	205,273
Safety Insurance Group Inc.	2,041	63,577
Selective Insurance Group Inc. (b)	5,833	258,052
State Auto Financial Corp.	2,596	67,107
Stewart Information Services Corp.	3,480	144,942
Triad Guaranty Inc. (a)	1,922	116,243
21st Century Insurance Group	4,182	56,875
U.S.I. Holdings Corp. (a)	7,242	83,790
UICI	7,622	258,386
United Fire & Casualty Co.	2,836	95,602
Universal American Financial Corp. (a)	4,356	67,387
Vesta Insurance Group	10,363	38,136
Zenith National Insurance Corp.	2,254	112,339

		5,564,700

INTERNET (3.13%)
Agile Software Corp. (a)	10,286	84,037
Alloy Inc. (a) (b)	8,071	65,133
aQuantive Inc. (a) (b)	8,164	72,986
Ariba Inc. (a)	13,138	218,091
AsiaInfo Holdings Inc. (a)	5,750	34,270
@Road Inc. (a)	5,899	40,762
autobytel.com Inc. (a)	7,271	43,917
Blue Nile Inc. (a) (b)	923	25,493
CMGI Inc. (a)	59,993	152,982
CNET Networks Inc. (a) (b)	24,438	274,439
Digital Insight Corp. (a)	7,890	145,176
Digital River Inc. (a) (b)	6,569	273,336
Digitas Inc. (a)	13,003	124,179
DoubleClick Inc. (a)	21,972	170,942
Drugstore.com Inc. (a)	6,678	22,705
E.piphany Inc. (a)	16,306	78,758
EarthLink Inc. (a)	25,170	289,958
eCollege.com Inc. (a) (b)	3,083	35,023
Entrust Inc. (a)	12,536	47,511
eResearch Technology Inc. (a) (b)	8,762	138,878
F5 Networks Inc. (a)	6,900	336,168
FindWhat.com (a) (b)	5,130	90,955
GSI Commerce Inc. (a)	4,068	72,329
Harris Interactive Inc. (a)	9,121	72,056
HomeStore Inc. (a)	21,783	66,002
InfoSpace Inc. (a)	6,330	300,992
INTAC International Inc. (a) (b)	3,207	41,691
Interchange Corp. (a) (b)	1,606	29,133
Internet Capital Group Inc. (a)	10,321	92,889
Internet Security Systems Inc. (a)	7,965	185,186
Interwoven Inc. (a)	8,147	88,639
Ipass Inc. (a)	9,199	68,073
j2 Global Communications Inc. (a) (b)	3,774	130,203
Keynote Systems Inc. (a)	3,227	44,920
Kintera Inc. (a) (b)	1,078	9,713
Lionbridge Technologies Inc. (a)	10,492	70,506
LookSmart Ltd. (a)	10,621	23,260
MarketWatch.com Inc. (a)	2,562	46,116
MatrixOne Inc. (a)	8,375	54,856
Neoforma Inc. (a)	1,904	14,642
Net2Phone Inc. (a) (b)	7,830	26,622
NetBank Inc.	9,193	95,699
NetRatings Inc. (a)	2,294	43,976
NIC Inc. (a)	5,480	27,838
1-800 CONTACTS INC. (a)	1,353	29,766
1-800-FLOWERS.COM Inc. (a)	3,519	29,595
Openwave Systems Inc. (a) (b)	13,041	201,614
Opsware Inc. (a) (b)	9,811	72,013
Overstock.com Inc. (a) (b)	2,304	158,976
PC-Tel Inc. (a)	4,215	33,425
Portal Software Inc. (a)	5,376	14,246
Priceline.com Inc. (a) (b)	4,897	115,520
ProQuest Co. (a)	5,109	151,737
RealNetworks Inc. (a)	20,050	132,731
Redback Networks Inc. (a) (b)	8,206	43,984
RightNow Technologies Inc. (a)	801	12,936
RSA Security Inc. (a)	13,701	274,842
S1 Corp. (a)	13,840	125,390
Sapient Corp. (a)	14,792	117,005
Secure Computing Corp. (a)	7,462	74,471
SeeBeyond Technology Corp. (a)	9,839	35,224
Sohu.com Inc. (a) (b)	4,392	77,782
SonicWALL Inc. (a)	11,966	75,625
Stamps.com Inc.	3,528	55,884
Stellent Inc. (a)	3,885	34,266
SupportSoft Inc. (a)	7,159	47,679
Travelzoo Inc. (a) (b)	597	56,972
TriZetto Group Inc. (The) (a)	4,858	46,151
24/7 Real Media Inc. (a)	17,128	74,164
United Online Inc. (a)	12,737	146,858
ValueClick Inc. (a)	15,399	205,269
Verity Inc. (a)	5,887	77,237
Versata Inc. (a)	8	22
Verso Technologies Inc. (a) (b)	33,374	24,029
Vignette Corp. (a)	58,411	81,191
WatchGuard Technologies Inc. (a)	6,265	27,754
WebEx Communications Inc. (a) (b)	5,934	141,111
webMethods Inc. (a)	8,956	64,573
Websense Inc. (a)	4,539	230,218

		7,461,300

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

INVESTMENT COMPANIES (0.14%)
Apollo Investment Corp.	11,303	$170,675
Gladstone Capital Corp. (b)	2,055	48,704
MCG Capital Corp. (b)	6,411	109,820

		329,199

IRON & STEEL (0.96%)
AK Steel Holding Corp. (a)	21,265	307,705
Allegheny Technologies Inc.	18,896	409,476
Carpenter Technology Corp.	4,745	277,393
Cleveland-Cliffs Inc. (b)	2,126	220,806
Gibraltar Industries Inc.	4,665	110,187
Oregon Steel Mills Inc. (a)	6,901	140,021
Reliance Steel & Aluminum Co.	5,627	219,228
Ryerson Tull Inc. (b)	4,964	78,183
Schnitzer Steel Industries Inc. Class A	3,774	128,052
Steel Dynamics Inc.	7,367	279,062
Steel Technologies Inc.	1,903	52,352
Wheeling-Pittsburgh Corp. (a)	1,802	69,449

		2,291,914

LEISURE TIME (0.41%)
Ambassadors Group Inc.	1,228	43,729
Arctic Cat Inc.	2,552	67,679
Callaway Golf Co. (b)	12,627	170,465
Escalade Inc.	1,153	15,404
K2 Inc. (a)	8,242	130,883
Life Time Fitness Inc. (a)	2,556	66,149
Marine Products Corp.	1,683	43,943
Multimedia Games Inc. (a) (b)	4,028	63,481
Nautilus Group Inc. (The) (b)	5,624	135,932
Navigant International Inc. (a) (b)	2,568	31,253
Pegasus Solutions Inc. (a)	4,909	61,853
WMS Industries Inc. (a) (b)	4,104	137,648

		968,419

LODGING (0.50%)
Ameristar Casinos Inc.	2,448	105,533
Aztar Corp. (a)	6,697	233,859
Boyd Gaming Corp. (b)	8,828	367,686
La Quinta Corp. (a)	34,135	310,287
Lakes Gaming Inc. (a)	1,865	30,381
Marcus Corp.	4,237	106,518
MTR Gaming Group Inc. (a)	3,655	38,597

		1,192,861

MACHINERY (1.93%)
Albany International Corp. Class A	5,835	205,159
Applied Industrial Technologies Inc.	5,319	145,741
Astec Industries Inc. (a)	2,843	48,928
Bucyrus International Inc. Class A	2,362	95,992
Cascade Corp.	2,271	90,726
Cognex Corp.	8,043	224,400
Flowserve Corp. (a)	10,756	296,220
Gardner Denver Inc. (a)	4,216	152,999
Global Power Equipment Group Inc. (a) (b)	6,266	61,657
Gorman-Rupp Co. (The)	1,575	36,225
IDEX Corp.	10,053	407,147
JLG Industries Inc. (b)	8,280	162,536
Joy Global Inc.	9,831	426,960
Kadant Inc. (a)	2,958	60,639
Lindsay Manufacturing Co. (b)	2,795	72,335
Manitowoc Co. Inc. (The)	5,165	194,462
Middleby Corp. (The) (b)	748	37,939
NACCO Industries Inc.	1,026	108,140
Nordson Corp.	5,117	205,038
Presstek Inc. (a)	5,526	53,492
Robbins & Myers Inc. (b)	3,329	79,330
Sauer-Danfoss Inc.	2,011	43,860
Stewart & Stevenson Services Inc.	6,094	123,282
Tecumseh Products Co. Class A	3,662	175,044
Tennant Co.	1,888	74,859
Terex Corp. (a)	9,836	468,685
Thomas Industries Inc.	3,251	129,780
Unova Inc. (a) (b)	9,789	247,564
Wabtec Corp.	7,834	167,021

		4,596,160

MANUFACTURING (1.60%)
Actuant Corp. Class A (a) (b)	4,571	238,378
Acuity Brands Inc.	8,511	270,650
Ameron International Corp.	1,986	75,269
Applied Films Corp. (a) (b)	2,899	62,502
AptarGroup Inc.	7,367	388,830
Barnes Group Inc.	3,090	81,916
Blount International Inc. (a)	1,061	18,483
Ceradyne Inc. (a) (b)	3,226	184,559
CLARCOR Inc.	5,037	275,876
CUNO Inc. (a)	3,411	202,613
EnPro Industries Inc. (a)	4,160	123,011
ESCO Technologies Inc. (a)	2,668	204,502
Federal Signal Corp. (b)	9,328	164,732
Griffon Corp. (a)	4,826	130,302
Hexcel Corp. (a)	4,957	71,877
Jacuzzi Brands Inc. (a)	14,090	122,583
Lancaster Colony Corp.	5,159	221,166
Matthews International Corp. Class A	6,433	236,734
Myers Industries Inc.	4,779	61,171
Quixote Corp. (b)	1,513	30,759
Raven Industries Inc.	2,582	55,022
Smith (A.O.) Corp.	3,629	108,652
Standex International Corp.	2,827	80,541
Sturm Ruger & Co. Inc.	3,659	33,041
Tredegar Corp.	5,714	115,480

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

MANUFACTURING (Cont.)
Trinity Industries Inc. (b)	7,340	$250,147

		3,808,796

MEDIA (1.26%)
Beasley Broadcast Group Inc. Class A (a)	1,067	18,705
Charter Communications Inc. Class A (a) (b)	48,939	109,623
Courier Corp.	980	50,882
Crown Media Holdings Inc. (a)	2,762	23,753
Cumulus Media Inc. Class A (a)	9,804	147,844
Emmis Communications Corp. (a)	9,913	190,230
Entravision Communications Corp. (a)	9,322	77,839
Fisher Communications Inc. (a) (b)	772	37,735
4Kids Entertainment Inc. (a) (b)	3,347	70,354
Gray Television Inc.	9,005	139,578
Hollinger International Inc.	11,579	181,559
Insight Communications Co. Inc. (a)	8,000	74,160
Journal Communications Inc. Class A	3,628	65,558
Journal Register Co. (a)	8,941	172,830
Liberty Corp.	3,540	155,618
Lin TV Corp. Class A (a) (b)	6,084	116,204
LodgeNet Entertainment Corp. (a) (b)	2,529	44,738
Martha Stewart Living Omnimedia Inc. Class A (a) (b)	2,353	68,284
Mediacom Communications Corp. (a) (b)	12,047	75,294
Nelson (Thomas) Inc.	2,100	47,460
Nexstar Broadcasting Group Inc. Class A (a)	1,441	13,286
Paxson Communications Corp. (a)	7,941	10,959
Playboy Enterprises Inc. Class B (a)	4,694	57,689
Primedia Inc. (a)	24,488	93,054
Pulitzer Inc.	1,960	127,106
Readers Digest Association Inc. (The)	18,698	260,089
Regent Communications Inc. (a)	4,489	23,792
Saga Communications Inc. (a)	3,196	53,853
Salem Communications Corp. Class A (a)	1,802	44,960
Scholastic Corp. (a)	5,851	216,253
Sinclair Broadcast Group Inc. Class A	8,567	78,902
Spanish Broadcasting System Inc. Class A (a)	6,888	72,737
Value Line Inc.	162	6,357
World Wrestling Entertainment Inc.	2,870	34,813
Young Broadcasting Inc. Class A (a)	4,562	48,175

		3,010,273

METAL FABRICATE & HARDWARE (0.59%)
CIRCOR International Inc.	3,721	86,178
Commercial Metals Co.	5,921	299,366
Kaydon Corp. (b)	5,805	191,681
Lawson Products Inc.	573	28,896
Metals USA Inc. (a)	3,910	72,531
Mueller Industries Inc.	7,338	236,284
NN Inc.	1,214	16,037
Inc. (a)	3,799	105,612
Penn Engineering & Manufacturing Corp.	2,285	41,359
Quanex Corp.	3,441	235,949
Valmont Industries Inc.	3,204	80,452

		1,394,345

MINING (0.55%)
AMCOL International Corp.	4,316	86,708
Brush Engineered Materials Inc. (a)	4,281	79,199
Century Aluminum Co. (a)	3,674	96,479
Coeur d’Alene Mines Corp. (a) (b)	47,004	184,726
Compass Minerals International Inc.	3,101	75,137
Hecla Mining Co. (a) (b)	20,878	121,719
Owens & Minor Inc. (b)	7,901	222,571
Royal Gold Inc. (b)	3,831	69,877
RTI International Metals Inc. (a)	4,307	88,466
Stillwater Mining Co. (a)	8,499	95,699
Titanium Metals Corp. (a)	1,615	38,986
USEC Inc.	15,208	147,366

		1,306,933

OFFICE & BUSINESS EQUIPMENT (0.16%)
CompX International Inc.	818	13,522
General Binding Corp. (a)	487	6,399
Global Imaging Systems Inc. (a) (b)	4,563	180,239
Imagistics International Inc. (a)	3,423	115,218
Navarre Corp. (a)	4,368	76,877

		392,255

OFFICE FURNISHINGS (0.03%)
Interface Inc. Class A (a)	8,195	81,704

OIL & GAS (3.28%)
Atwood Oceanics Inc. (a)	2,521	131,344
Berry Petroleum Co. Class A	3,833	182,834
Brigham Exploration Co. (a)	3,884	34,956
Cabot Oil & Gas Corp.	6,456	285,678
Callon Petroleum Co. (a) (b)	2,580	37,307
Cheniere Energy Inc. (a)	5,257	334,871
Cimarex Energy Co. (a)	8,111	307,407
Clayton Williams Energy Inc. (a)	916	20,976
Comstock Resources Inc. (a)	7,405	163,280
Crosstex Energy Inc.	774	32,431
Delta Petroleum Corp. (a) (b)	3,550	55,664
Denbury Resources Inc. (a)	10,966	301,017
Encore Acquisition Co. (a)	5,005	174,725

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

OIL & GAS (Cont.)
Energy Partners Ltd. (a) (b)	4,841	$98,127
Forest Oil Corp. (a)	9,752	309,333
Frontier Oil Corp.	5,620	149,829
FX Energy Inc. (a) (b)	6,802	79,447
Giant Industries Inc. (a)	1,864	49,415
Grey Wolf Inc. (a) (b)	34,250	180,498
Harvest Natural Resources Inc. (a)	6,649	114,828
Helmerich & Payne Inc.	10,426	354,901
Holly Corp. (b)	4,966	138,402
Houston Exploration Co. (a)	2,676	150,686
KCS Energy Inc. (a)	9,400	138,932
Magnum Hunter Resources Inc. (a)	16,602	214,166
McMoRan Exploration Co. (a) (b)	4,118	77,007
Meridian Resource Corp. (The) (a)	10,658	64,481
Mission Resources Corp. (a)	5,966	34,841
Parker Drilling Co. (a)	17,683	69,494
Penn Virginia Corp.	3,598	145,971
Petroleum Development Corp. (a)	2,960	114,167
Plains Exploration & Production Co. (a)	15,609	405,834
Quicksilver Resources Inc. (a)	5,668	208,469
Range Resources Corp.	12,903	263,995
Remington Oil & Gas Corp. (a)	4,309	117,420
Southwestern Energy Co. (a)	7,086	359,189
Spinnaker Exploration Co. (a)	5,127	179,804
St. Mary Land & Exploration Co.	5,735	239,379
Stone Energy Corp. (a)	4,627	208,631
Swift Energy Co. (a)	5,429	157,115
Tesoro Corp. (a)	12,720	405,259
TODCO Class A (a)	2,574	47,413
Unit Corp. (a)	7,439	284,244
Vintage Petroleum Inc.	10,333	234,456
Whiting Petroleum Corp. (a)	5,374	162,564

		7,820,787

OIL & GAS SERVICES (1.36%)
Cal Dive International Inc. (a) (b)	7,628	310,841
CARBO Ceramics Inc.	2,459	169,671
Dril-Quip Inc. (a)	1,471	35,686
Global Industries Ltd. (a)	14,455	119,832
Gulf Island Fabrication Inc.	1,471	32,112
Hanover Compressor Co. (a)	15,506	219,100
Hornbeck Offshore Services Inc. (a)	1,544	29,799
Hydril Co. LP (a)	3,265	148,590
Input/Output Inc. (a) (b)	12,237	108,175
Key Energy Services Inc. (a)	24,588	290,138
Lone Star Technologies Inc. (a)	5,657	189,283
Lufkin Industries Inc.	567	22,628
Matrix Service Co. (a) (b)	2,912	23,471
Maverick Tube Corp. (a)	8,401	254,550
Newpark Resources Inc. (a)	14,763	76,029
Oceaneering International Inc. (a)	5,108	190,631
Oil States International Inc. (a)	6,024	116,203
RPC Inc.	2,193	55,088
Seacor Holdings Inc. (a) (b)	3,705	197,847
Superior Energy Services Inc. (a)	9,831	151,496
Tetra Technologies Inc. (a)	4,519	127,888
Universal Compression Holdings Inc. (a)	3,705	129,342
Veritas DGC Inc. (a)	6,438	144,276
W-H Energy Services Inc. (a)	4,912	109,832

		3,252,508

PACKAGING & CONTAINERS (0.40%)
Anchor Glass Container Corp.	1,185	7,963
Chesapeake Corp. (b)	3,971	107,852
Crown Holdings Inc. (a)	33,048	454,080
Graphic Packaging Corp. (a)	11,660	83,952
Greif Inc. Class A	2,825	158,200
Silgan Holdings Inc.	2,198	133,990

		946,037

PHARMACEUTICALS (3.27%)
Abgenix Inc. (a)	15,784	163,207
Able Laboratories Inc. (a) (b)	3,811	86,700
Accelrys Inc. (a)	4,939	38,524
Adolor Corp. (a)	8,563	84,945
Advancis Pharmaceutical Corp. (a)	1,032	3,942
Alkermes Inc. (a) (b)	18,085	254,818
Alpharma Inc. Class A	7,664	129,905
Antigenics Inc. (a) (b)	5,335	53,990
Array BioPharma Inc. (a)	3,970	37,794
AtheroGenics Inc. (a) (b)	7,466	175,899
Bentley Pharmaceuticals Inc. (a)	3,131	33,658
Biocryst Pharmaceuticals Inc. (a)	2,396	13,849
Bioenvision Inc. (a)	4,779	42,820
BioMarin Pharmaceutical Inc. (a)	13,819	88,303
Bio-Reference Laboratories Inc. (a)	1,320	22,968
Bone Care International Inc. (a)	3,031	84,413
Bradley Pharmaceuticals Inc. (a) (b)	2,883	55,930
Caraco Pharmaceutical Laboratories Ltd. (a)	1,573	15,022
Cell Therapeutics Inc. (a) (b)	11,582	94,277
Connetics Corp. (a) (b)	6,341	154,023
Corixa Corp. (a) (b)	11,097	40,393
Cubist Pharmaceuticals Inc. (a)	10,260	121,376
CV Therapeutics Inc. (a) (b)	6,651	152,973
Cypress Bioscience Inc. (a)	6,601	92,810
Dendreon Corp. (a) (b)	11,224	120,995
Depomed Inc. (a)	4,146	22,388
Discovery Laboratories Inc. (a) (b)	10,902	86,453
DOV Pharmaceutical Inc. (a) (b)	3,165	57,128
Durect Corp. (a)	4,352	14,275
DUSA Pharmaceuticals Inc. (a)	3,215	45,975
Dyax Corp. (a)	4,781	34,519
Dynavax Technologies Corp. (a)	604	4,832

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

PHARMACEUTICALS (Cont.)
First Horizon Pharmaceutical Corp. (a) (b)	5,518	$126,307
Genta Inc. (a) (b)	9,578	16,857
Guilford Pharmaceuticals Inc. (a) (b)	9,425	46,654
HealthExtras Inc. (a) (b)	3,355	54,687
Hollis-Eden Pharmaceuticals Inc. (a) (b)	2,827	26,630
Idenix Pharmaceuticals Inc. (a)	686	11,765
Impax Laboratories Inc. (a) (b)	9,087	144,302
Indevus Pharmaceuticals Inc. (a) (b)	7,066	42,113
InKine Pharmaceutical Co. Inc. (a)	16,036	87,075
Inspire Pharmaceuticals Inc. (a)	8,037	134,780
Isis Pharmaceuticals Inc. (a) (b)	8,868	52,321
Isolagen Inc. (a) (b)	4,400	34,628
ISTA Pharmaceuticals Inc. (a)	1,109	11,223
Kos Pharmaceuticals Inc. (a)	3,101	116,722
K-V Pharmaceutical Co. Class A (a) (b)	7,165	157,988
Lannett Co. Inc. (a)	1,526	15,031
Ligand Pharmaceuticals Inc. Class B (a) (b)	14,528	169,106
Mannatech Inc. (b)	2,937	55,920
MannKind Corp. (a) (b)	2,397	37,753
Medarex Inc. (a) (b)	15,513	167,230
Medicines Co. (The) (a)	9,470	272,736
Nabi Biopharmaceuticals (a)	10,771	157,795
Nature’s Sunshine Products Inc.	1,869	38,053
NeighborCare Inc. (a)	7,282	223,703
NeoPharm Inc. (a) (b)	3,460	43,285
NitroMed Inc. (a) (b)	2,259	60,202
Northfield Laboratories Inc. (a) (b)	4,047	91,260
Noven Pharmaceuticals Inc. (a)	4,419	75,388
NPS Pharmaceuticals Inc. (a) (b)	8,170	149,348
Nutraceutical International Corp. (a)	1,106	17,043
Nuvelo Inc. (a)	6,003	59,130
Omega Protein Corp. (a)	398	3,423
Onyx Pharmaceuticals Inc. (a) (b)	7,015	227,216
Pain Therapeutics Inc. (a)	4,840	34,896
Par Pharmaceutical Companies Inc. (a)	6,735	278,694
Penwest Pharmaceuticals Co. (a) (b)	3,484	41,669
Perrigo Co.	11,972	206,756
PetMed Express Inc. (a)	1,696	12,907
Pharmacyclics Inc. (a)	3,371	35,294
Pharmion Corp. (a)	3,009	127,010
Pharmos Corp. (a)	28,722	40,785
POZEN Inc. (a)	4,170	30,316
Priority Healthcare Corp. Class B (a)	6,786	147,731
Progenics Pharmaceuticals Inc. (a)	2,559	43,912
Renovis Inc. (a)	957	13,762
Rigel Pharmaceuticals Inc. (a)	2,168	52,943
Salix Pharmaceuticals Ltd. (a)	7,419	130,500
Santarus Inc. (a)	1,419	12,856
SciClone Pharmaceuticals Inc. (a)	8,035	29,730
Star Scientific Inc. (a) (b)	3,561	18,108
Tanox Inc. (a) (b)	4,920	74,784
Trimeris Inc. (a) (b)	3,664	51,919
United Therapeutics Inc. (a)	3,843	173,511
USANA Health Sciences Inc. (a)	2,062	70,520
Valeant Pharmaceuticals International	16,762	441,679
Vicuron Pharmaceuticals Inc. (a)	10,664	185,660
Vion Pharmaceuticals Inc. (a)	17,691	82,971
Zymogenetics Inc. (a)	4,012	92,276

		7,787,967

PIPELINES (0.01%)
TransMontaigne Inc. (a)	4,717	28,915

REAL ESTATE (0.38%)
Avatar Holdings Inc. (a) (b)	1,448	69,649
Bluegreen Corp. (a) (b)	2,722	53,977
CB Richard Ellis Group Inc. Class A (a)	4,838	162,315
Consolidated-Tomoka Land Co.	1,442	62,006
Jones Lang LaSalle Inc. (a)	6,529	244,250
LNR Property Corp.	3,295	207,288
Trammell Crow Co. (a)	6,401	115,922

		915,407

REAL ESTATE INVESTMENT TRUSTS (6.76%)
Aames Investment Corp.	4,317	46,192
Acadia Realty Trust	5,731	93,415
Affordable Residential Communities Inc.	4,910	70,459
Alexander’s Inc. (a)	440	94,600
Alexandria Real Estate Equities Inc.	3,678	273,717
American Campus Communities Inc.	2,824	63,512
American Financial Realty Trust (b)	21,160	342,369
American Home Mortgage Investment Corp.	7,098	243,107
AMLI Residential Properties Trust	5,878	188,096
Anthracite Capital Inc.	8,680	107,285
Anworth Mortgage Asset Corp.	7,571	81,085
Arbor Realty Trust Inc.	1,478	36,270
Ashford Hospitality Trust Inc.	2,752	29,914
Bedford Property Investors Inc.	3,738	106,197
Bimini Mortgage Management Inc. Class A	4,042	64,915
BioMed Realty Trust Inc.	8,067	179,168
Brandywine Realty Trust	8,940	262,747
Capital Automotive (b)	7,010	249,030
Capital Lease Funding Inc.	4,047	50,588
Capstead Mortgage Corp. (b)	2,401	25,307
CarrAmerica Realty Corp. (b)	10,929	360,657
Cedar Shopping Centers Inc.	4,575	65,423
Colonial Properties Trust	3,859	151,543
Commercial Net Lease Realty Inc. (b)	10,101	208,081
Cornerstone Realty Income Trust Inc.	7,825	78,094
Corporate Office Properties Trust	7,424	217,894

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

REAL ESTATE INVESTMENT TRUSTS (Cont.)
Correctional Properties Trust	2,641	$76,272
Cousins Properties Inc.	7,171	217,066
CRT Properties Inc.	5,802	138,436
EastGroup Properties Inc.	5,028	192,673
Entertainment Properties Trust	5,059	225,378
Equity Inns Inc.	7,240	84,998
Equity Lifestyle Properties Inc.	4,076	145,717
Equity One Inc.	6,658	157,994
Essex Property Trust Inc.	4,410	369,558
Extra Space Storage Inc.	4,031	53,733
FelCor Lodging Trust Inc. (a)	10,067	147,482
First Industrial Realty Trust Inc. (b)	8,106	330,157
Gables Residential Trust	5,621	201,176
Getty Realty Corp.	3,794	109,002
Glenborough Realty Trust Inc.	5,980	127,254
Glimcher Realty Trust (b)	7,318	202,782
Global Signal Inc.	2,553	70,310
GMH Communities Trust	4,978	70,190
Government Properties Trust Inc.	4,242	41,826
Gramercy Capital Corp.	1,672	34,443
Healthcare Realty Trust Inc. (b)	9,190	374,033
Heritage Property Investment Trust Inc. (b)	5,849	187,694
Highland Hospitality Corp.	5,597	62,910
Highwoods Properties Inc.	11,111	307,775
Home Properties Inc.	6,541	281,263
HomeBanc Corp.	4,903	47,461
Impac Mortgage Holdings Inc.	13,762	311,985
Innkeepers USA Trust	5,819	82,630
Investors Real Estate Trust	4,292	45,023
Kilroy Realty Corp.	5,742	245,471
Kite Realty Group Trust	3,814	58,278
Kramont Realty Trust	5,978	139,885
LaSalle Hotel Properties	6,182	196,773
Lexington Corporate Properties Trust	9,882	223,136
LTC Properties Inc.	3,034	60,407
Luminent Mortgage Capital Inc.	6,723	80,004
Maguire Properties Inc.	7,686	211,058
Meristar Hospitality Corp. (a)	15,564	129,959
MFA Mortgage Investments Inc.	10,902	96,156
Mid-America Apartment Communities Inc.	4,349	179,266
Mission West Properties Inc.	4,023	42,805
MortgageIT Holdings Inc.	2,678	48,070
National Health Investors Inc.	4,801	140,093
Nationwide Health Properties Inc.	12,081	286,924
New Century Financial Corp.	7,589	485,013
Newcastle Investment Corp. (b)	7,695	244,547
Novastar Financial Inc. (b)	4,836	239,382
Omega Healthcare Investors Inc.	8,436	99,545
Parkway Properties Inc.	2,991	151,793
Pennsylvania Real Estate Investment Trust	6,290	269,212
Post Properties Inc.	8,271	288,658
Prentiss Properties Trust	8,644	330,201
PS Business Parks Inc.	3,372	152,077
RAIT Investment Trust	5,096	142,535
Ramco-Gershenson Properties Trust	4,218	136,031
Realty Income Corp. (b)	7,734	391,186
Redwood Trust Inc. (b)	3,152	195,708
Saul Centers Inc.	2,627	100,483
Saxon Capital Inc.	9,523	228,457
Senior Housing Properties Trust	9,746	184,589
Sovran Self Storage Inc.	3,973	167,422
Strategic Hotel Capital Inc.	4,985	82,253
Summit Properties Inc.	5,859	190,769
Sun Communities Inc.	3,941	158,625
Sunstone Hotel Investors Inc.	4,533	94,196
Tanger Factory Outlet Centers Inc.	6,224	164,687
Taubman Centers Inc.	9,033	270,538
Town & Country Trust (The) (b)	4,799	132,596
U.S. Restaurant Properties Inc. (b)	6,453	116,541
Universal Health Realty Income Trust	3,155	101,370
Urstadt Biddle Properties Inc. Class A	4,604	78,498
U-Store-It Trust (a)	4,561	79,133
Washington Real Estate Investment Trust (b)	8,278	280,376
Winston Hotels Inc.	3,107	36,694

		16,118,286

RETAIL (5.59%)
AC Moore Arts & Crafts Inc. (a) (b)	2,878	82,915
Aeropostale Inc. (a)	10,727	315,696
America’s Car-Mart Inc. (a)	979	37,202
Asbury Automotive Group Inc. (a)	2,665	36,724
Bebe Stores Inc.	2,574	69,447
Big 5 Sporting Goods Corp.	4,219	122,942
BJ’s Restaurants Inc. (a)	1,859	26,026
Blair Corp. (b)	2,041	72,782
Bob Evans Farms Inc. (b)	7,845	205,068
Bombay Co. Inc. (The) (a)	7,463	41,270
Bon-Ton Stores Inc. (The)	659	10,379
Brookstone Inc. (a)	3,631	70,986
Brown Shoe Co. Inc.	4,047	120,722
Buckle Inc. (The)	1,694	49,973
Buffalo Wild Wings Inc. (a)	1,106	38,500
Build-A-Bear Workshop Inc. (a)	1,878	66,012
Burlington Coat Factory Warehouse Corp.	3,798	86,215
Cache Inc. (a)	1,495	26,940
California Pizza Kitchen Inc. (a)	3,864	88,872
Casey’s General Store Inc. (b)	9,676	175,619
Cash America International Inc.	6,137	182,453
Casual Male Retail Group Inc. (a) (b)	5,643	30,754
Cato Corp. Class A	4,012	115,626

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

RETAIL (Cont.)
CBRL Group Inc.	9,957	$416,700
CEC Entertainment Inc. (a)	7,335	293,180
Charlotte Russe Holding Inc. (a)	2,473	24,977
Charming Shoppes Inc. (a)	20,906	195,889
Children’s Place Retail Stores Inc. (The) (a)	3,615	133,863
Christopher & Banks Corp. (b)	7,542	139,150
CKE Restaurants Inc. (a)	9,693	140,645
Coldwater Creek Inc. (a)	4,123	127,277
Conn’s Inc. (a)	678	11,404
Cosi Inc. (a)	3,121	18,882
Cost Plus Inc. (a) (b)	4,966	159,558
CSK Auto Corp. (a)	9,287	155,464
Dave & Buster’s Inc. (a)	2,514	50,783
Deb Shops Inc.	705	17,653
Dick’s Sporting Goods Inc. (a) (b)	5,781	203,202
Domino’s Pizza Inc.	4,255	75,739
Dress Barn Inc. (a)	3,830	67,408
Electronics Boutique Holdings Corp. (a) (b)	2,491	106,964
Finish Line Inc. (The)	6,938	126,965
Fred’s Inc. (b)	8,240	143,376
GameStop Corp. Class B (a)	8,940	200,345
Gander Mountain Co. (a) (b)	1,377	17,667
Genesco Inc. (a) (b)	4,232	131,784
Goody’s Family Clothing Inc.	3,153	28,818
Group 1 Automotive Inc. (a)	4,218	132,867
Guitar Center Inc. (a)	4,646	244,798
Hancock Fabrics Inc.	3,261	33,817
Haverty Furniture Companies Inc.	3,853	71,281
Hibbet Sporting Goods Inc. (a)	4,696	124,961
Hollywood Entertainment Corp. (a)	10,491	137,327
Hot Topic Inc. (a)	9,392	161,449
IHOP Corp.	4,223	176,901
Insight Enterprises Inc. (a)	9,883	202,799
Jack in the Box Inc. (a)	7,362	271,437
Jill (J.) Group Inc. (The) (a)	3,349	49,867
Jo-Ann Stores Inc. (a)	4,246	116,935
Joseph A. Bank Clothiers Inc. (a) (b)	2,007	56,798
Kenneth Cole Productions Inc. Class A	2,291	70,700
Kirkland’s Inc. (a)	2,224	27,333
Krispy Kreme Doughnuts Inc. (a) (b)	9,973	125,660
Landry’s Restaurants Inc. (b)	4,368	126,934
Linens ’n Things Inc. (a)	8,975	222,580
Lithia Motors Inc. Class A	3,293	88,318
Lone Star Steakhouse & Saloon Inc.	2,988	83,664
Longs Drug Stores Corp. (b)	5,982	164,924
MarineMax Inc. (a)	2,504	74,519
Men’s Wearhouse Inc. (The) (a)	6,548	209,274
Movado Group Inc.	3,664	68,334
Movie Gallery Inc. (b)	5,104	97,333
New York & Co. Inc. (a)	1,668	27,555
99 Cents Only Stores (a)	9,948	160,760
Nu Skin Enterprises Inc. Class A (b)	10,367	263,114
O’Charley’s Inc. (a)	4,178	81,680
P.F. Chang’s China Bistro Inc. (a) (b)	5,074	285,920
Panera Bread Co. Class A (a) (b)	5,813	234,380
Pantry Inc. (The) (a)	2,701	81,273
Papa John’s International Inc. (a) (b)	2,123	73,116
Party City Corp. (a)	2,120	27,412
Payless ShoeSource Inc. (a) (b)	13,197	162,323
PC Mall Inc. (a) (b)	1,412	31,601
Pep Boys-Manny, Moe & Jack Inc.	11,627	198,473
Rare Hospitality International Inc. (a)	7,031	224,008
Red Robin Gourmet Burgers Inc. (a) (b)	2,594	138,701
Restoration Hardware Inc. (a)	4,653	26,708
Retail Ventures Inc. (a)	2,220	15,762
Rush Enterprises Inc. Class B (a)	269	4,656
Ryan’s Restaurant Group Inc. (a)	8,540	131,687
School Specialty Inc. (a) (b)	4,358	168,044
Select Comfort Corp. (a) (b)	7,435	133,384
Sharper Image Corp. (a) (b)	2,447	46,126
Shoe Carnival Inc. (a)	1,517	19,721
ShopKo Stores Inc. (a)	6,083	113,630
Smart & Final Inc. (a)	2,799	40,278
Sonic Automotive Inc. (b)	5,927	146,990
Sonic Corp. (a)	12,074	368,257
Sports Authority Inc. (The) (a)	4,736	121,952
Stage Stores Inc. (a) (b)	3,828	158,939
Steak n Shake Co. (The) (a)	4,748	95,340
Stein Mart Inc. (a)	4,627	78,937
Systemax Inc. (a)	868	6,371
TBC Corp. (a)	4,152	115,426
Too Inc. (a)	6,894	168,627
Tractor Supply Co. (a)	6,210	231,074
Trans World Entertainment Corp. (a)	3,525	43,957
Triarc Companies Inc. Class B (b)	6,123	75,068
Tuesday Morning Corp. (a) (b)	5,315	162,798
United Auto Group Inc.	3,986	117,946
West Marine Inc. (a) (b)	2,895	71,651
World Fuel Services Corp. (b)	2,914	145,117
Zale Corp. (a)	10,867	324,597

		13,324,985

SAVINGS & LOANS (2.05%)
Anchor BanCorp Wisconsin Inc.	4,216	122,896
Bank Mutual Corp.	15,132	184,156
BankAtlantic Bancorp Inc. Class A	8,237	163,916
BankUnited Financial Corp. Class A (a) (b)	5,765	184,192
Berkshire Hills Bancorp Inc.	1,636	60,777
Beverly Hills Bancorp Inc.	1,543	15,584
BFC Financial Corp. Class A (a)	431	5,452
Brookline Bancorp Inc. (b)	11,651	190,144
Charter Financial Corp. (b)	504	22,110

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

SAVINGS & LOANS (Cont.)
Citizens First Bancorp Inc.	1,893	$45,773
Clifton Savings Bancorp Inc.	1,063	12,915
Commercial Capital Bancorp Inc.	7,376	170,976
Commercial Federal Corp.	8,576	254,793
Dime Community Bancshares	5,969	106,905
Downey Financial Corp.	4,062	231,534
Fidelity Bankshares Inc.	2,610	111,604
First Financial Holdings Inc.	2,415	79,067
First Niagara Financial Group Inc. (b)	15,985	222,991
First Place Financial Corp.	1,617	36,205
FirstFed Financial Corp. (a)	3,646	189,118
Flagstar Bancorp Inc. (b)	6,246	141,160
Flushing Financial Corp.	2,980	59,779
Franklin Bank Corp. (Texas) (a)	2,929	53,454
Harbor Florida Bancshares Inc. (b)	4,037	139,721
Horizon Financial Corp.	528	10,866
Hudson River Bancorp Inc.	5,716	113,120
ITLA Capital Corp. (a)	947	55,674
MAF Bancorp Inc.	6,110	273,850
NASB Financial Inc.	1,427	57,023
Northwest Bancorp Inc.	3,320	83,299
OceanFirst Financial Corp.	2,205	54,353
Ocwen Financial Corp. (a) (b)	7,912	75,639
Partners Trust Financial Group Inc.	9,712	113,145
PennFed Financial Services Inc.	2,346	37,724
PFF Bancorp Inc.	3,166	146,681
Provident Bancorp Inc.	8,070	106,443
Provident Financial Holdings Inc.	666	19,214
Provident Financial Services Inc. (b)	15,288	296,129
Sterling Financial Corp. (Washington) (a)	4,790	188,055
TierOne Corp.	4,419	109,812
United Community Financial Corp.	4,310	48,272
Waypoint Financial Corp.	6,250	177,188
Westfield Financial Inc.	1,800	46,476
WSFS Financial Corp.	1,157	69,790

		4,887,975

SEMICONDUCTORS (2.75%)
Actel Corp. (a)	5,237	91,857
Alliance Semiconductor Corp. (a)	7,971	29,493
AMIS Holdings Inc. (a)	6,467	106,835
Asyst Technologies Inc. (a)	8,465	43,087
ATMI Inc. (a) (b)	6,520	146,896
August Technology Corp. (a)	2,814	29,631
Axcelis Technologies Inc. (a)	19,900	161,787
Brooks Automation Inc. (a)	9,555	164,537
California Micro Devices Corp. (a)	3,693	26,183
Cirrus Logic Inc. (a)	15,729	86,667
Cohu Inc.	4,118	76,430
Credence Systems Corp. (a) (b)	18,741	171,480
Diodes Inc. (a)	1,408	31,863
DSP Group Inc. (a)	6,224	138,982
DuPont Photomasks Inc. (a)	3,058	80,762
Emulex Corp. (a)	16,631	280,066
Entegris Inc. (a)	10,071	100,206
ESS Technology Inc. (a)	5,606	39,859
Exar Corp. (a)	8,290	117,635
FormFactor Inc. (a)	5,604	152,093
Genesis Microchip Inc. (a)	6,035	97,888
Helix Technology Corp.	6,121	106,444
Integrated Device Technology Inc. (a)	20,906	241,673
Integrated Silicon Solution Inc. (a) (b)	6,424	52,677
IXYS Corp. (a)	2,952	30,465
Kopin Corp. (a)	14,067	54,439
Kulicke & Soffa Industries Inc. (a) (b)	9,460	81,545
Lattice Semiconductor Corp. (a)	23,037	131,311
Leadis Technology Inc. (a)	1,053	11,214
LTX Corp. (a)	10,850	83,437
Mattson Technology Inc. (a)	8,278	93,210
Micrel Inc. (a)	13,338	146,985
Microsemi Corp. (a)	11,538	200,300
Microtune Inc. (a)	8,434	51,532
Mindspeed Technologies Inc. (a) (b)	17,114	47,577
MKS Instruments Inc. (a)	7,004	129,924
Monolithic System Technology Inc. (a)	4,789	29,835
Mykrolis Corp. (a)	8,688	123,109
OmniVision Technologies Inc. (a) (b)	10,996	201,777
ON Semiconductor Corp. (a)	26,135	118,653
Pericom Semiconductor Corp. (a)	3,960	37,343
Photronics Inc. (a) (b)	6,578	108,537
Pixelworks Inc. (a)	8,137	92,274
PortalPlayer Inc. (a)	1,133	27,962
Power Integrations Inc. (a) (b)	6,124	121,133
Rudolph Technologies Inc. (a)	2,918	50,102
Semitool Inc. (a)	2,515	23,339
SigmaTel Inc. (a)	5,160	183,335
Silicon Image Inc. (a)	14,398	236,991
Siliconix Inc. (a)	1,212	44,226
Sipex Corp. (a)	4,917	23,012
SiRF Technology Holdings Inc. (a)	2,507	31,889
Skyworks Solutions Inc. (a)	28,355	267,388
Standard Microsystems Corp. (a)	3,695	65,882
Supertex Inc. (a)	1,408	30,554
Tessera Technologies Inc. (a)	5,105	189,957
Transmeta Corp. (a) (b)	26,813	43,705
Tripath Technology Inc. (a)	3,787	4,734
TriQuint Semiconductor Inc. (a)	27,159	120,858
Ultratech Inc. (a)	4,930	92,931
Varian Semiconductor Equipment Associates Inc. (a) (b)	6,908	254,560
Veeco Instruments Inc. (a) (b)	5,572	117,402
Vitesse Semiconductor Corp. (a)	42,447	149,838
Volterra Semiconductor Corp. (a) (b)	1,165	25,811

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

SEMICONDUCTORS (Cont.)
Zoran Corp. (a) (b)	8,525	$98,719

		6,552,826

SOFTWARE (3.40%)
Actuate Corp. (a)	7,438	18,967
Advent Software Inc. (a)	6,305	129,126
Allscripts Healthcare Solutions Inc. (a) (b)	5,630	60,072
Altiris Inc. (a) (b)	4,327	153,306
ANSYS Inc. (a)	6,044	193,771
Ascential Software Corp. (a)	11,611	189,375
Aspen Technology Inc. (a)	6,834	42,439
Atari Inc. (a)	3,713	10,879
AuthentiDate Holding Corp. (a) (b)	5,185	32,095
Blackbaud Inc. (a)	975	14,274
Blackboard Inc. (a) (b)	1,169	17,313
Borland Software Corp. (a)	15,306	178,774
Captaris Inc. (a)	5,681	29,314
CCC Information Services Group Inc. (a)	2,637	58,568
Cerner Corp. (a) (b)	5,904	313,916
Chordiant Software Inc. (a)	13,353	30,445
Computer Programs & Systems Inc.	1,223	28,312
Concord Communications Inc. (a)	3,358	37,207
Concur Technologies Inc. (a)	4,640	41,342
Corillian Corp. (a)	5,948	29,264
CSG Systems International Inc. (a)	10,427	194,985
Dendrite International Inc. (a)	7,340	142,396
Digi International Inc. (a)	4,145	71,253
Eclipsys Corp. (a) (b)	7,333	149,813
eFunds Corp. (a)	9,665	232,057
Embarcadero Technologies Inc. (a)	3,543	33,340
Epicor Software Corp. (a) (b)	8,433	118,821
EPIQ Systems Inc. (a) (b)	2,378	34,814
FalconStor Software Inc. (a) (b)	6,416	61,401
FileNET Corp. (a)	8,385	215,998
Hyperion Solutions Corp. (a)	7,630	355,711
IDX Systems Corp. (a)	4,432	152,727
Infocrossing Inc. (a) (b)	3,833	64,893
Informatica Corp. (a)	16,238	131,853
infoUSA Inc. (a)	6,162	68,953
InPhonic Inc. (a)	1,597	43,886
Inter-Tel Inc.	4,342	118,884
InterVideo Inc. (a)	1,179	15,598
iVillage Inc. (a)	6,293	38,891
JDA Software Group Inc. (a)	5,496	74,856
Jupitermedia Corp. (a)	3,759	89,389
Keane Inc. (a)	10,071	148,044
Lawson Software Inc. (a)	10,464	71,888
ManTech International Corp. Class A (a)	3,737	88,716
Manugistics Group Inc. (a)	12,662	36,340
MAPICS Inc. (a)	4,241	44,743
MapInfo Corp. (a)	4,141	49,609
Micromuse Inc. (a)	14,963	83,045
MicroStrategy Inc. Class A (a)	2,545	153,336
Midway Games Inc. (a)	8,363	87,812
MRO Software Inc. (a)	4,098	53,356
MSC Software Corp. (a)	4,616	48,330
NDCHealth Corp. (b)	7,630	141,842
NetIQ Corp. (a)	11,484	140,220
Omnicell Inc. (a) (b)	4,069	44,759
Open Solutions Inc. (a)	2,877	74,687
OPNET Technologies Inc. (a)	2,454	20,663
Packeteer Inc. (a)	7,394	106,843
PalmSource Inc. (a) (b)	3,099	39,481
Parametric Technology Corp. (a)	48,717	286,943
PDF Solutions Inc. (a)	2,797	45,060
Pegasystems Inc. (a)	1,529	13,042
Per-Se Technologies Inc. (a)	5,223	82,680
Pinnacle Systems Inc. (a)	13,855	84,516
PLATO Learning Inc. (a)	3,277	24,414
Progress Software Corp. (a)	6,259	146,148
QAD Inc.	2,454	21,890
Quality Systems Inc. (a)	709	42,398
Quest Software Inc. (a) (b)	9,597	153,072
Renaissance Learning Inc.	1,792	33,260
Retek Inc. (a)	10,185	62,638
Safeguard Scientifics Inc. (a)	25,632	54,340
Salesforce.com Inc. (a) (b)	2,337	39,589
ScanSoft Inc. (a) (b)	16,445	68,905
Schawk Inc.	1,716	31,197
SeaChange International Inc. (a) (b)	4,470	77,957
SERENA Software Inc. (a) (b)	5,152	111,489
SPSS Inc. (a)	2,598	40,633
SS&C Technologies Inc.	2,851	58,873
SYNNEX Corp. (a)	1,805	43,428
Take-Two Interactive Software Inc. (a) (b)	8,720	303,369
THQ Inc. (a)	7,377	169,228
TradeStation Group Inc. (a) (b)	4,602	32,306
Transaction Systems Architects Inc. Class A (a)	7,226	143,436
Trident Microsystems Inc. (a) (b)	3,956	66,144
Ulticom Inc. (a)	2,093	33,551
Verint Systems Inc. (a)	2,534	92,060
Wind River Systems Inc. (a)	13,836	187,478
Witness Systems Inc. (a)	4,397	76,772
Zix Corp. (a) (b)	6,624	34,114

		8,113,922

STORAGE & WAREHOUSING (0.04%)
Mobile Mini Inc. (a) (b)	2,935	96,972

TELECOMMUNICATION EQUIPMENT (0.09%)
Carrier Access Corp. (a)	3,611	38,565

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

TELECOMMUNICATION EQUIPMENT (Cont.)
NMS Communications Corp. (a)	8,763	$55,295
Novatel Wireless Inc. (a)	3,841	74,439
TippingPoint Technologies Inc. (a) (b)	677	31,616
WJ Communications Inc. (a)	5,354	18,418

		218,333

TELECOMMUNICATIONS (2.82%)
Adaptec Inc. (a)	19,825	150,472
Aeroflex Inc. (a)	12,903	156,384
AirGate PCS Inc. (a)	2,600	92,560
Airspan Networks Inc. (a)	4,205	22,833
Alamosa Holdings Inc. (a)	14,368	179,169
Alaska Communications Systems Group Inc.	862	7,439
Anaren Inc. (a)	3,946	51,140
Anixter International Inc.	5,670	204,063
Applied Signal Technology Inc.	1,968	69,372
Arris Group Inc. (a)	16,224	114,217
Aspect Communications Corp. (a)	8,114	90,390
Atheros Communications Inc. (a)	1,584	16,236
Audiovox Corp. Class A (a) (b)	3,291	51,932
Avanex Corp. (a) (b)	16,969	56,167
Black Box Corp. (b)	3,533	169,655
Boston Communications Group Inc. (a) (b)	2,922	26,999
Broadwing Corp. (a) (b)	10,527	95,901
C-COR Inc. (a)	8,658	80,519
Centennial Communications Corp. (a)	455	3,608
Cincinnati Bell Inc. (a)	47,471	197,005
Commonwealth Telephone Enterprises Inc. (a)	4,562	226,549
CommScope Inc. (a) (b)	11,065	209,129
Comtech Telecommunications Corp. (a)	2,916	109,671
CT Communications Inc.	3,457	42,521
D&E Communications Inc.	2,001	24,112
Ditech Communications Corp. (a)	5,906	88,295
Dobson Communications Corp. Class A (a)	15,769	27,123
Eagle Broadband Inc. (a) (b)	43,150	28,479
EMS Technologies Inc. (a)	2,002	33,273
Enterasys Networks Inc. (a)	35,632	64,138
Extreme Networks Inc. (a)	20,208	132,362
Finisar Corp. (a)	36,446	83,097
General Communication Inc. Class A (a)	8,511	93,961
Golden Telecom Inc. (b)	2,955	78,071
Harmonic Inc. (a)	13,191	110,013
Hypercom Corp. (a)	8,738	51,729
Infonet Services Corp. Class B (a)	18,999	38,378
InterDigital Communications Corp. (a)	11,293	249,575
Intrado Inc. (a)	3,426	41,455
Iowa Telecommunications Services Inc.	3,887	83,843
Ixia (a)	4,960	83,378
JAMDAT Mobile Inc. (a)	1,360	28,084
KVH Industries Inc. (a) (b)	2,702	26,480
MasTec Inc. (a)	5,781	58,446
MRV Communications Inc. (a) (b)	20,493	75,209
NETGEAR Inc. (a)	4,192	76,252
Network Equipment Technologies Inc. (a)	5,129	50,367
Newport Corp. (a)	8,348	117,707
North Pittsburgh Systems Inc.	2,072	51,241
Oplink Communications Inc. (a)	17,350	34,180
Powerwave Technologies Inc. (a)	20,180	171,126
Price Communications Corp. (a)	9,223	171,456
Primus Telecommunications Group Inc. (a) (b)	16,502	52,476
PTEK Holdings Inc. (a)	11,844	126,849
REMEC Inc. (a) (b)	13,301	95,900
RF Micro Devices Inc. (a) (b)	35,683	244,072
SafeNet Inc. (a)	4,784	175,764
SBA Communications Corp. (a)	8,891	82,508
Shenandoah Telecommunications Co.	862	25,817
SpectraLink Corp.	4,202	59,584
Stratex Networks Inc. (a)	16,529	37,356
SureWest Communications (b)	3,180	90,153
Sycamore Networks Inc. (a)	33,551	136,217
Symmetricom Inc. (a)	8,460	82,147
TALK America Holdings Inc. (a)	4,629	30,644
Tekelec (a)	10,260	209,714
Terayon Communication Systems Inc. (a)	13,730	37,208
Time Warner Telecom Inc. Class A (a)	11,316	49,338
Triton PCS Holdings Inc. Class A (a)	10,196	34,870
UbiquiTel Inc. (a)	13,277	94,532
USA Mobility Inc. (a)	4,694	165,745
Viasat Inc. (a)	4,308	104,555
Westell Technologies Inc. Class A (a)	10,561	71,815
Wireless Facilities Inc. (a) (b)	9,656	91,153
Zhone Technologies Inc. (a)	8,001	20,723

		6,714,901

TEXTILES (0.11%)
Angelica Corp.	2,048	55,398
G&K Services Inc. Class A	3,516	152,665
UniFirst Corp.	2,175	61,509

		269,572

TOYS, GAMES & HOBBIES (0.18%)
Action Performance Companies Inc. (b)	3,283	36,080
Department 56 Inc. (a)	2,708	45,088
Jakks Pacific Inc. (a) (b)	5,227	115,569
LeapFrog Enterprises Inc. (a) (b)	5,792	78,771
RC2 Corp. (a)	3,299	107,547

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

TOYS, GAMES & HOBBIES (Cont.)
Topps Co. (The) (b)	5,116	$49,881

		432,936

TRANSPORTATION (2.04%)
Alexander & Baldwin Inc.	8,635	366,297
Arkansas Best Corp.	4,367	196,035
Central Freight Lines Inc. (a)	103	649
Covenant Transport Inc. Class A (a)	1,737	36,164
EGL Inc. (a)	7,195	215,059
Florida East Coast Industries Inc.	4,769	215,082
Forward Air Corp. (a)	4,361	194,937
Genesee & Wyoming Inc. Class A (a)	3,798	106,838
GulfMark Offshore Inc. (a)	2,710	60,352
Heartland Express Inc.	8,454	189,961
Hub Group Inc. Class A (a)	1,475	77,025
Kansas City Southern Industries Inc. (a) (b)	11,976	212,334
Kirby Corp. (a)	4,456	197,757
Knight Transportation Inc.	7,237	179,478
Laidlaw International Inc. (a)	20,092	429,969
Landstar System Inc. (a) (b)	5,906	434,918
Marten Transport Ltd. (a)	1,020	23,185
Offshore Logistics Inc. (a)	4,165	135,238
Old Dominion Freight Line Inc. (a)	3,205	111,534
Overnite Corp.	5,368	199,904
Overseas Shipholding Group Inc.	5,286	291,787
P.A.M. Transportation Services Inc. (a)	851	15,956
Pacer International Inc. (a)	5,695	121,076
Quality Distribution Inc. (a)	1,703	14,373
RailAmerica Inc. (a)	6,878	89,758
SCS Transportation Inc. (a)	2,952	68,988
Seabulk International Inc. (a)	661	8,005
Swift Transportation Co. Inc. (a)	9,515	204,382
U.S. Xpress Enterprises Inc. Class A (a)	1,239	36,303
USF Corp.	5,714	216,846
Werner Enterprises Inc.	9,180	207,835

		4,858,025

TRUCKING & LEASING (0.18%)
AMERCO (a)	1,809	83,178
GATX Corp.	9,877	291,964
Greenbrier Companies Inc. (The)	1,407	47,627

		422,769

WATER (0.18%)
American States Water Co.	3,878	100,828
California Water Service Group (b)	3,904	146,986
Connecticut Water Service Inc.	968	25,642
Middlesex Water Co. (b)	1,054	19,963
PICO Holdings Inc. (a)	1,380	28,663
SJW Corp.	1,674	60,934

	Shares or principal amount	Value
COMMON STOCKS (Cont.)

WATER (Cont.)
Southwest Water Co. (b)	3,192	$42,932

		425,948

TOTAL COMMON STOCKS (Cost: $186,027,892)		227,401,407

EXCHANGE-TRADED FUNDS (2.91%)
iShares Russell 2000 Index Fund (b) (c)	53,510	6,929,545

TOTAL EXCHANGE-TRADED FUNDS (Cost: $3,800,462)		6,929,545

SHORT-TERM INVESTMENTS (22.70%)

COMMERCIAL PAPER (5.33%)
Alpine Securitization Corp.
2.28%, 01/06/05 (d)	$141,065	141,029
Amsterdam Funding Corp.
2.25%, 01/04/05 (d)	70,533	70,528
2.33%, 01/10/05 (d)	141,065	141,002
Barton Capital Corp.
2.27%, 01/04/05 (d)	288,761	288,743
2.27%, 01/10/05 (d)	313,718	313,580
2.30%, 01/21/05 (d)	114,049	113,917
Cancara Asset Securitisation LLC
2.25%, 01/05/05 (d)	345,616	345,573
2.29%, 01/07/05 (d)	282,131	282,059
Cantabric Finance LLC
2.27%, 01/03/05 (d)	146,708	146,708
2.28%, 01/03/05 (d)	163,636	163,636
2.38%, 01/20/05 (d)	282,131	281,814
Chariot Funding LLC
2.31%, 01/11/05 (d)	215,020	214,910
Corporate Asset Funding
2.21%, 02/07/05 (d)	211,598	211,145
2.26%, 02/03/05 (d)	282,131	281,582
CRC Funding LLC
2.21%, 02/07/05 (d)	70,533	70,382
Den Danske Bank NY
2.25%, 01/03/05 (d)	70,533	70,533
Depfa Bank PLC
2.28%, 05/03/05 (d)	141,065	139,996
Edison Asset Securitization
2.26%, 05/04/05 (d)	352,664	349,985
Fairway Finance Corp.
2.55%, 01/03/05 (d)	272,045	272,045
Falcon Asset Securitization Corp.
2.27%, 01/13/05 (d)	56,426	56,391
2.30%, 02/02/05 (d)	282,131	281,590
2.31%, 01/11/05 (d)	285,553	285,407
2.33%, 01/12/05 (d)	131,510	131,433

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Ford Credit Auto Receivables
1.85%, 01/14/05 (d)	$141,065	$140,986
2.28%, 04/27/05 (d)	211,598	210,070
Fortis Funding LLC
2.35%, 05/09/05 (d)	394,983	391,735
Gemini Securitization Corp.
2.31%, 01/10/05 (d)	141,065	141,002
General Electric Capital Corp.
2.24%, 02/02/05 (d)	846,393	844,813
2.26%, 01/05/05 (d)	282,131	282,095
2.29%, 01/24/05 (d)	70,533	70,439
Georgetown Funding Co. LLC
2.27%, 01/20/05 (d)	98,746	98,640
2.38%, 01/19/05 (d)	112,852	112,733
Giro Funding US Corp.
2.20%, 02/08/05 (d)	156,648	156,303
2.30%, 02/02/05 (d)	70,533	70,398
2.33%, 02/03/05 (d)	70,533	70,391
Grampian Funding LLC
2.27%, 02/01/05 (d)	211,598	211,211
Jupiter Securitization Corp.
2.30%, 01/10/05 (d)	117,513	117,461
2.30%, 02/01/05 (d)	141,065	140,804
Kitty Hawk Funding Corp.
2.33%, 01/12/05 (d)	237,408	237,269
Liberty Street Funding Corp.
2.31%, 01/10/05 (d)	163,850	163,777
Mont Blanc Capital Corp.
2.27%, 01/07/05 (d)	96,240	96,216
2.32%, 01/10/05 (d)	145,089	145,023
Mortgage Interest Networking Trust
2.24%, 02/01/05 (d)	183,385	183,054
Nationwide Building Society
2.21%, 02/10/05 (d)	282,131	281,473
New Center Asset Trust
2.25%, 02/02/05 (d)	265,203	264,706
Park Avenue Receivables Corp.
2.31%, 01/19/05 (d)	141,624	141,479
Preferred Receivables Funding Corp.
2.30%, 01/19/05 (d)	141,065	140,921
2.30%, 02/02/05 (d)	141,065	140,795
2.34%, 01/20/05 (d)	211,598	211,364
Scaldis Capital LLC
2.28%, 01/07/05 (d)	253,918	253,853
Solitaire Funding Ltd.
2.28%, 01/04/05 (d)	169,628	169,618
2.28%, 02/02/05 (d)	179,847	179,505
Sydney Capital Corp.
2.25%, 01/18/05 (d)	141,065	140,934
2.29%, 01/06/05 (d)	207,423	207,383
Tulip Funding Corp.
2.25%, 01/14/05 (d)	141,065	140,968
2.35%, 01/13/05 (d)	411,025	410,757
2.36%, 01/24/05 (d)	282,131	281,743
UBS Finance (Delaware)
2.33%, 01/04/05 (d)	564,262	564,226
Variable Funding Capital Corp.
2.26%, 01/05/05 (d)	141,065	141,048
2.30%, 01/07/05 (d)	141,065	141,030
2.32%, 01/14/05 (d)	141,065	140,965
Yorktown Capital LLC
2.32%, 01/10/05 (d)	141,065	141,002
2.34%, 01/13/05 (d)	70,533	70,487

		12,702,665

FLOATING RATE NOTES (7.58%)
American Express Credit Corp.
2.43%, 10/26/05 (d)	564,262	564,491
Bank of Nova Scotia
2.34%, 09/26/05 (d)	70,533	70,510
Beta Finance Inc.
2.27%, 05/04/05 (d) (e)	169,279	169,267
2.32%, 09/23/05 (d) (e)	253,918	253,845
2.32%, 09/27/05 (d) (e)	225,705	225,639
2.44%, 03/15/05 (d) (e)	141,065	141,089
2.47%, 10/27/05 (d) (e)	268,024	268,265
Canadian Imperial Bank of Commerce
2.32%, 09/13/05 (d)	423,196	423,101
2.34%, 12/14/05 (d)	253,918	253,840
2.36%, 10/31/05 (d)	282,131	282,071
Cancara Asset Securitisation LLC
2.80%, 02/15/05 (d)	499,372	499,372
CC USA Inc.
2.06%, 07/29/05 (d) (e)	282,131	282,083
2.27%, 05/04/05 (d) (e)	282,131	282,113
Commodore CDO Ltd.
2.55%, 12/12/05 (d)	70,533	70,533
Den Danske Bank NY
2.32%, 08/12/05 (d)	282,131	282,080
2.33%, 10/17/05 (d)	282,131	282,065
2.35%, 08/26/05 (d)	282,131	282,076
Depfa Bank PLC
2.47%, 09/15/05 (d)	282,131	282,131
Dorada Finance Inc.
2.06%, 07/29/05 (d) (e)	234,169	234,129
Fairway Finance LLC
2.35%, 03/14/05 (d)	282,131	282,131
2.37%, 01/20/05 (d)	141,065	141,065
Fifth Third Bancorp
2.38%, 11/23/05 (d) (e)	564,262	564,262
Five Finance Inc.
2.37%, 04/29/05 (d) (e)	225,705	225,698

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

FLOATING RATE NOTES (Cont.)
General Electric Commercial Equipment Financing LLC
2.37%, 11/20/05 (d)	$161,816	$161,816
HBOS Treasury Services PLC
2.55%, 04/22/05 (d)	282,131	282,131
K2 USA LLC
2.05%, 07/25/05 (d) (e)	141,065	141,050
2.33%, 06/10/05 (d) (e)	282,131	282,116
2.33%, 09/12/05 (d) (e)	282,131	282,092
2.39%, 10/20/05 (d) (e)	282,131	282,139
Links Finance LLC
2.12%, 04/25/05 (d)	282,131	282,188
2.35%, 04/15/05 (d) (e)	282,131	282,115
2.36%, 11/16/05 (d) (e)	141,065	141,041
National City Bank (Ohio)
2.29%, 08/09/05 (d)	282,131	282,080
2.35%, 06/23/05 (d)	282,131	282,091
2.36%, 06/10/05 (d)	141,065	141,085
Nationwide Building Society
2.40%, 01/06/06 (d) (e)	282,131	282,131
2.58%, 01/27/06 (d) (e)	479,623	479,677
Norddeutsche Landesbank
2.04%, 07/27/05 (d)	282,131	282,075
Northern Rock PLC
2.02%, 01/13/05 (d)	268,024	268,024
2.39%, 10/25/05 (d)	564,262	564,262
Permanent Financing PLC
2.32%, 03/10/05 (d)	282,131	282,131
2.34%, 09/12/05 (d)	352,664	352,664
2.35%, 06/10/05 (d)	126,959	126,959
Sedna Finance Inc.
2.37%, 01/10/06 (d)	56,426	56,412
Sigma Finance Inc.
2.01%, 01/09/06 (d)	282,131	282,070
2.28%, 12/06/05 (d) (e)	282,131	282,049
2.34%, 10/07/05 (d) (e)	98,746	98,723
2.39%, 08/17/05 (d)	141,065	141,073
2.39%, 09/15/05 (d)	352,664	352,686
2.47%, 11/28/05 (d) (e)	282,131	282,360
Tango Finance Corp.
2.24%, 05/17/05 (d) (e)	234,169	234,164
2.30%, 04/07/05 (d) (e)	103,542	103,539
2.33%, 02/25/05 (d) (e)	157,993	157,989
2.36%, 01/18/05 (d) (e)	124,138	124,137
2.37%, 09/15/05 (d) (e)	248,275	248,248
2.39%, 07/25/05 (d) (e)	282,131	282,115
Wachovia Asset Securitization Inc.
2.40%, 01/25/05 (d)	423,196	423,196
2.40%, 01/25/05 (d)	423,196	423,196
	Shares or principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

FLOATING RATE NOTES (Cont.)
WhistleJacket Capital LLC
2.32%, 12/08/05 (d) (e)	$183,385	$183,358
2.36%, 07/15/05 (d) (e)	211,598	211,575
2.36%, 09/15/05 (d)	211,598	211,568
2.36%, 10/14/05 (d) (e)	141,065	141,054
2.38%, 01/17/06 (d) (e)	98,746	98,745
2.45%, 06/15/05 (d) (e)	141,065	141,051
White Pine Finance LLC
2.02%, 07/11/05 (d)	70,533	70,529
2.24%, 11/01/05 (d) (e)	143,887	143,848
2.27%, 07/05/05 (d)	141,065	141,050
2.29%, 05/20/05 (d)	126,959	126,954
2.35%, 04/15/05 (d) (e)	211,598	211,586
2.37%, 06/15/05 (d) (e)	115,674	115,674
2.37%, 01/13/06 (d) (e)	282,131	282,100
2.38%, 03/29/05 (d)	121,316	121,310
2.38%, 06/28/05 (d)	189,028	189,009
2.38%, 08/26/05 (d) (e)	141,065	141,047
Winston Funding Ltd.
2.16%, 01/23/05 (d) (e)	201,441	201,441

		18,065,579

MEDIUM-TERM NOTES (0.37%)
CC USA Inc.
1.29%, 04/15/05 (d) (e)	282,131	282,123
1.51%, 02/15/05 (d) (e)	183,385	183,419
Dorada Finance Inc.
1.48%, 01/18/05 (d) (e)	211,598	211,598
K2 USA LLC
1.46%, 01/12/05 (d) (e)	141,065	141,066
WhistleJacket Capital LLC
1.32%, 02/04/05 (d) (e)	70,533	70,531

		888,737

MONEY MARKET FUNDS (4.49%)
Barclays Global Investors Funds Government Money Market Fund, Institutional Shares (c) (d)	1,128,524	1,128,524
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares (c) (d)	6,589,088	6,589,088
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares (c) (d)	2,821,309	2,821,309
BlackRock Temp Cash Money Market Fund (d)	52,615	52,615
Short Term Investment Co. - Prime Money Market Portfolio, Institutional Shares (d)	106,455	106,455

		10,697,991

See accompanying notes to financial statements.

RUSSELL 2000 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (1.77%)
Goldman Sachs & Co.
2.29%, 01/03/05 (d) (f)	$2,821,309	$2,821,309
Merrill Lynch Government Securities Inc.
2.30%, 01/03/05 (d) (f)	1,410,655	1,410,655

		4,231,964

TIME DEPOSITS (2.65%)
Abbey National Treasury Services PLC
1.25%, 01/06/05 (d)	282,131	282,131
1.33%, 02/10/05 (d)	141,065	141,063
1.39%, 02/02/05 (d)	141,065	141,064
1.39%, 04/08/05 (d)	197,492	197,484
2.63%, 01/04/05 (d)	282,131	282,131
Bank of America N.A.
1.50%, 01/03/05 (d)	288,701	288,701
Credit Suisse First Boston
2.34%, 01/14/05 (d)	423,196	423,196
Fifth Third Bancorp
2.18%, 01/03/05 (d)	282,131	282,131
HBOS Treasury Services PLC
1.24%, 04/01/05 (d)	180,564	180,559
Natexis Banques
2.32%, 02/02/05 (d)	70,533	70,533
National City Bank (Ohio)
1.25%, 01/06/05 (d)	282,131	282,131
Norddeutsche Landesbank
2.11%, 06/07/05 (d)	282,131	282,107
Toronto-Dominion Bank
1.22%, 03/23/05 (d)	493,729	493,710
1.34%, 02/10/05 (d)	112,852	112,851
1.77%, 05/10/05 (d)	141,065	141,061
1.90%, 05/11/05 (d)	141,065	141,061
2.25%, 01/31/05 (d)	141,065	141,065
2.30%, 05/12/05 (d)	70,533	70,515
2.66%, 11/09/05 (d)	282,131	282,095
UBS Finance (Connecticut)
2.32%, 01/07/05 (d)	282,131	282,131
2.67%, 11/09/05 (d)	112,852	112,843
Washington Mutual Bank
2.27%, 02/02/05 (d)	112,852	112,852
2.35%, 02/02/05 (d)	451,409	451,406
Wells Fargo Bank N.A.
2.34%, 01/26/05 (d)	1,128,524	1,128,524

		6,323,345

U.S. GOVERNMENT AGENCY NOTES (0.43%)
Federal Home Loan Mortgage Corp.
1.63%, 04/15/05 (d)	197,492	197,668
1.80%, 01/18/05 (d)	131,191	131,092
1.80%, 01/19/05 (d)	141,065	140,953
2.06%, 05/31/05 (d)	140,651	139,460
Federal National Mortgage Association
2.33%, 07/22/05 (d)	423,196	417,730

		1,026,903

U.S. TREASURY OBLIGATIONS (0.08%)
U.S. Treasury Bill
2.12% (g), 03/24/05 (h)	200,000	199,040

TOTAL SHORT-TERM INVESTMENTS (Cost: $54,136,200)		54,136,224

TOTAL INVESTMENTS IN SECURITIES (120.98%) (Cost: $243,964,554)		288,467,176

Other Assets, Less Liabilities (-20.98%)		(50,028,402)

NET ASSETS (100.00%)		$238,438,774

(a)	Non-income earning security.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(d)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.
(e)	Security exempt from registration pursuant to Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Repurchase agreements held as collateral for securities on loan are fully collateralized by U.S. Government securities, with interest rates ranging from 2.79% to 10.00% and maturity dates ranging from 2/1/7 to 8/1/42.
(g)	Yield to maturity.
(h)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.

As of December 31, 2004, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized appreciation
Russell Mini (03/18/05)	67	$4,298,371	$83,094

			$83,094

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares	Value
COMMON STOCKS (96.64%)

AUSTRALIA (4.88%)
Alumina Ltd.	14,777	$68,808
Amcor Ltd.	11,826	68,137
AMP Ltd.	22,482	127,948
Ansell Ltd.	1,967	13,769
Aristocrat Leisure Ltd.	3,372	26,301
Australia and New Zealand Banking Group Ltd.	22,400	361,547
Australian Gas & Light Co. Ltd.	5,029	54,009
Australian Stock Exchange Ltd.	1,448	23,156
AXA Asia Pacific Holdings Ltd.	7,605	24,442
BHP Billiton Ltd.	44,568	535,931
BHP Steel	8,845	57,202
Boral Ltd.	6,639	35,754
Brambles Industries Ltd. (a)	13,012	70,891
Centro Properties Group	11,124	50,402
Coca-Cola Amatil Ltd.	5,089	32,433
Cochlear Ltd.	673	13,321
Coles Myer Ltd.	13,714	105,999
Commonwealth Bank of Australia	15,364	386,607
Commonwealth Property Office Fund	31,495	30,861
Computershare Ltd.	4,261	18,939
CSL Ltd.	2,439	55,924
CSR Ltd.	12,165	25,366
DB RREEF Trust	31,681	32,782
Foster’s Group Ltd.	24,203	109,852
Futuris Corp. Ltd.	6,792	11,500
Gandel Retail Trust	22,899	28,721
General Property Trust	27,977	82,023
Harvey Normand Holdings Ltd.	6,411	15,831
Iluka Resources Ltd.	2,284	11,262
ING Industrial Fund	11,697	19,806
Insurance Australia Group Ltd.	19,368	97,624
Investa Property Group	25,561	45,284
James Hardie Industries NV	5,154	27,069
John Fairfax Holdings Ltd.	9,617	34,301
Leighton Holdings Ltd. (a)	1,701	16,441
Lend Lease Corp. Ltd.	4,076	42,336
Macquarie Bank Ltd.	2,648	96,523
Macquarie Goodman Industrial Trust	23,189	43,082
Macquarie Infrastructure Group	24,239	64,603
Mayne Group Ltd.	7,357	24,568
Mirvac Group	9,244	35,507
National Australia Bank Ltd.	18,983	428,864
Newcrest Mining Ltd.	4,127	56,453
OneSteel Ltd.	5,241	10,559
Orica Ltd.	3,363	53,701
Origin Energy Ltd.	7,293	39,390
Pacific Brands Ltd.	5,827	14,571
PaperlinX Ltd. (a)	5,137	19,007
Patrick Corp. Ltd. (a)	7,049	36,359
Perpetual Trustees Australia Ltd.	443	21,843
Publishing & Broadcasting Ltd.	1,440	19,754
Qantas Airways Ltd.	11,071	32,197
QBE Insurance Group Ltd. (a)	8,771	105,540
Rinker Group Ltd.	11,617	96,985
Rio Tinto Ltd.	3,876	118,862
Santos Ltd.	7,676	51,026
Sonic Healthcare Ltd.	2,687	25,655
Southcorp Ltd. (b)	7,519	25,286
Stockland Trust Group	15,373	72,185
Suncorp-Metway Ltd.	6,771	92,249
TABCORP Holdings Ltd.	6,443	87,326
Telstra Corp. Ltd.	26,113	100,508
Toll Holdings Ltd.	3,390	33,988
Transurban Group	5,702	29,948
Wesfarmers Ltd.	4,442	138,587
Westfield Group (b)	17,518	225,623
Westpac Banking Corp.	22,071	337,205
WMC Resources Ltd.	14,452	81,795
Woodside Petroleum Ltd.	5,601	88,252
Woolworths Ltd.	13,215	155,492

		5,626,072

AUSTRIA (0.35%)
Bank Austria Creditanstalt AG	467	42,212
Boehler-Uddeholm AG	121	15,292
Erste Bank der Oesterreichischen Sparkassen AG	1,427	76,228
Flughafen Wien AG	104	7,874
Immofinanz Immobillien Anlagen AG (b)	2,989	28,602
Mayr-Melnhof Karton AG	48	8,175
Oesterreichische Elektrizitaetswirtschafts AG Class A	100	22,278
OMV AG	194	58,458
RHI AG (a) (b)	193	5,850
Telekom Austria AG	3,526	66,858
VA Technologie AG (b)	142	11,291
Voest-Alpine AG	294	22,838
Wienberger AG (a)	818	39,082

		405,038

BELGIUM (1.30%)
AGFA Gevaert NV	1,114	37,795
Barco NV	165	15,262
Bekaert NV	182	14,534
Belgacom SA (b)	2,026	87,572
Cofinimmo	61	9,983
Colruyt NV	226	36,740
Compagnie Maritime Belge SA	295	8,240
Delhaize-Le Lion SA (a)	866	65,859
Dexia Group (a)	7,728	177,733
D’Ieteren NV SA (a)	31	5,752
Electrabel SA (a)	341	152,029
Euronav NV	354	9,190

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

BELGIUM (Cont.)
Fortis	14,671	$405,811
Groupe Bruxelles Lambert SA	878	71,486
InBev	2,100	81,465
KBC Bankverzekeringsholding NV (a)	1,389	106,672
Mobistar SA (b)	307	28,772
Omega Pharma SA	239	11,451
Solvay SA	779	85,767
UCB SA	1,074	54,598
Umicore Mines SA	302	28,427

		1,495,138

DENMARK (0.76%)
AP Moller - Maersk A/S	14	115,632
Bang & Olufsen A/S Class B (a)	120	8,968
Carlsberg A/S Class B	509	25,764
Coloplast A/S Class B	266	14,606
Danisco A/S	677	41,319
Danske Bank A/S	5,594	171,473
De Sammensluttede Vognmaend A/S	201	13,626
East Asiatic Co. Ltd. A/S (a)	185	9,719
FLS Industries A/S Class B (b)	535	10,069
GN Store Nord A/S	3,096	33,378
H. Lundbeck A/S (a)	813	18,124
ISS A/S	579	32,322
Kobenhavns Lufthavne A/S	56	11,901
NKT Holding A/S	220	6,412
Novo Nordisk A/S Class B	3,116	170,247
Novozymes A/S Class B	627	31,851
TDC A/S	2,276	96,383
Topdanmark A/S (a) (b)	281	22,131
Vestas Wind Systems A/S (b)	1,792	22,267
William Demant Holding (b)	358	16,812

		873,004

FINLAND (1.36%)
Amer Group Ltd. (a)	849	14,829
Elisa OYJ Class A (b)	1,543	24,874
Fortum OYJ	3,943	72,997
KCI Konecranes OYJ	208	9,191
Kesko OYJ Class B (a)	699	17,055
Kone Corp. Class B	526	40,817
Metso Corp. (a)	1,231	19,510
Nokia OYJ	58,198	919,207
Nokian Renkaat OYJ (a)	136	20,667
Orion-Yhtyma OYJ Class B	848	13,728
Outokumpu OYJ (a)	1,113	19,894
Pohjola Group PLC Class D	837	9,659
Rautaruukki OYJ	830	9,860
Sampo OYJ Class A	3,900	53,859
Stora Enso OYJ Class R	7,482	114,615
TietoEnator OYJ (a)	953	30,312
UPM-Kymmene OYJ	6,646	147,789
Uponor OYJ (a)	502	9,389
Wartsila OYJ Class B	1,041	22,187

		1,570,439

FRANCE (9.13%)
Accor SA (a)	2,404	105,251
Air France (a)	1,396	26,603
Alcatel SA (a) (b)	15,370	239,210
Alstom (b)	54,006	41,108
Arcelor (a)	5,949	137,222
Atos Origin SA (b)	492	33,418
Autoroutes du Sud de la France SA (a)	849	42,698
AXA (a)	17,585	434,546
BIC SA (a)	368	18,508
BNP Paribas SA (a)	9,843	713,106
Bouygues SA (a)	2,547	117,708
Business Objects SA (a) (b)	887	22,401
Cap Gemini SA (a) (b)	1,756	56,234
Carrefour SA	7,085	337,445
CNP Assurances	389	27,865
Compagnie de Saint-Gobain SA (a)	3,864	232,775
Compagnie Generale des Etablissements Michelin Class B	1,840	118,023
Credit Agricole SA (a)	8,260	249,248
Dassault Systemes SA	806	40,645
Essilor International SA	1,166	91,369
Etablissements Economiques du Casino Guichard-Perrachon SA (a)	375	29,972
European Aeronautic Defence and Space Co.	2,931	85,217
France Telecom SA	18,373	608,354
Gecina SA	338	33,492
Groupe Danone (a)	3,007	277,730
Hermes International	110	21,949
Imerys SA (a)	434	36,427
Klepierre	274	24,264
Lafarge SA (a)	2,089	201,603
Lagardere S.C.A. (a)	1,594	115,049
L’Air Liquide SA (a)	1,354	250,298
L’Oreal SA (a)	3,767	285,968
LVMH Moet Hennessy Louis Vuitton SA (a)	3,066	234,836
Pernod-Ricard SA	648	99,266
Pinault-Printemps-Redoute SA (a)	829	82,990
PSA Peugeot Citroen (a)	2,037	129,303
Publicis Groupe (a)	1,486	48,173
Renault SA (a)	2,304	192,757
Sagem SA	1,395	29,732
Sanofi-Aventis (a)	12,225	977,070
Schneider Electric SA	2,738	190,547

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

FRANCE (Cont.)
Societe Generale Class A (a)	4,130	$417,940
Societe Television Francaise	1,403	45,673
Sodexho Alliance SA (a)	1,528	46,233
STMicroelectronics NV (a)	7,383	144,007
Suez SA (a)	9,802	261,405
Technip-Coflexip SA (a)	256	47,324
Thales/Ex Thomson CSF (a)	903	43,352
Thomson SA	3,130	82,749
Total SA (a)	7,294	1,593,239
Union du Credit Bail Immobilier (a)	548	86,256
Valeo SA	917	38,390
Veolia Environment	3,217	116,445
Vinci SA (a)	925	124,222
Vivendi Universal SA (b)	12,732	406,517
Zodiac SA	551	25,651

		10,519,783

GERMANY (6.50%)
Adidas-Salomon AG	558	90,067
Allianz AG (a)	3,814	505,976
Altana AG (a)	868	54,874
BASF AG	6,475	466,461
Bayer AG	8,247	279,571
Bayerische Hypo-Und Vereinsbank AG (b)	7,836	177,873
Beiersdorf AG (a)	263	30,601
Celesio AG	433	35,219
Commerzbank AG (b)	5,566	114,694
Continental AG	1,492	94,769
DaimlerChrysler AG Registered (a)	10,721	513,827
Deutsche Bank AG (a)	6,087	540,442
Deutsche Boerse AG (a)	1,319	79,387
Deutsche Lufthansa AG (a) (b)	2,845	40,798
Deutsche Post AG	5,559	127,698
Deutsche Telekom AG (b)	33,779	764,470
Douglas Holding AG (a)	411	14,525
E.ON AG	7,696	701,500
Epcos AG (a) (b)	513	7,670
Fresenius Medical Care AG (a)	384	30,905
Heidelberger Zement AG (a)	764	46,004
Hypo Real Estate Holding AG (b)	1,653	68,529
Infineon Technologies AG (b)	7,649	82,967
Karstadtquelle AG (a)	678	6,995
Linde AG	1,051	65,800
MAN AG	1,226	47,227
Merck KGaA	644	44,311
Metro AG	1,841	101,321
MLP AG (a)	686	13,604
Muenchener Rueckversicherungs-Gesellschaft AG (a)	2,292	281,788
Puma AG	205	56,370
RWE AG	4,884	270,190
SAP AG (a)	2,546	454,730
Schering AG (a)	2,089	156,199
Siemens AG (a)	9,979	846,119
Suedzucker AG (a)	1,169	24,311
ThyssenKrupp AG (a)	3,958	87,155
TUI AG (a)	1,497	35,446
Volkswagen AG (a)	2,829	128,241

		7,488,634

GREECE (0.54%)
Alpha Bank AE	2,432	84,824
Bank of Piraeus	1,924	33,631
Coca-Cola Hellenic Bottling Co. SA	1,080	26,394
Cosmote Mobile Telecommunication SA	1,430	28,689
EFG Eurobank Ergasias	2,280	78,345
Emporiki Bank of Greece SA	720	22,822
Folli-Follie SA	100	2,936
Germanos SA	280	8,297
Greek Organization of Football Prognostics	2,100	58,116
Hellenic Copper & Aluminum Industry SA	1,160	10,564
Hellenic Duty Free Shops SA	320	5,611
Hellenic Petroleum SA	1,038	11,287
Hellenic Technodomiki Tev SA	744	3,357
Hellenic Telecommunications Organization SA	3,220	57,861
Hyatt Regency SA	709	8,095
Intracom SA	1,000	5,410
National Bank of Greece SA	3,367	111,120
Public Power Corp.	1,284	35,953
Technical Olympic SA	700	3,806
Titan Cement Co. SA	770	22,816

		619,934

HONG KONG (1.64%)
ASM Pacific Technology Ltd. (a)	2,000	7,205
Bank of East Asia Ltd.	15,200	47,227
BOC Hong Kong Holdings Ltd.	44,000	84,063
Cathay Pacific Airways Ltd.	12,000	22,695
Cheung Kong (Holdings) Ltd.	19,000	189,445
Cheung Kong Infrastructure Holdings Ltd.	5,000	14,442
CLP Holdings Ltd.	22,700	130,545
Esprit Holdings Ltd.	11,000	66,515
Giordano International Ltd.	16,000	10,035
Hang Lung Properties Ltd.	25,000	38,597
Hang Seng Bank Ltd.	9,500	132,000
Henderson Land Development Co. Ltd.	10,000	51,977
Hong Kong & China Gas Co. Ltd.	43,672	90,179

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

HONG KONG (Cont.)
Hong Kong Exchanges & Clearing Ltd.	14,000	$37,464
Hongkong Electric Holdings Ltd.	19,000	86,778
Hopewell Holdings Ltd.	9,000	23,100
Hutchison Telecommunications International Ltd. (b)	17,000	15,310
Hutchison Whampoa Ltd.	26,700	249,904
Hysan Development Co. Ltd.	7,000	14,725
Johnson Electric Holdings Ltd.	15,000	14,570
Kerry Properties Ltd.	5,000	10,678
Kingboard Chemicals Holdings Co. Ltd.	9,000	19,047
Li & Fung Ltd.	22,000	37,079
MTR Corp. Ltd.	16,000	25,628
New World Development Co. Ltd.	26,600	29,773
Orient Overseas International Ltd.	2,000	7,578
PCCW Ltd.	42,118	26,687
SCMP Group Ltd.	14,000	5,809
Shangri-La Asia Ltd. (a)	10,108	14,500
Sino Land Co. Ltd. (a)	12,000	11,811
SmarTone Telecommunications Holdings Ltd.	5,500	6,156
Sun Hung Kai Properties Ltd.	16,000	160,047
Swire Pacific Ltd. Class A	11,000	91,989
Techtronic Industries Co.	12,000	26,169
Television Broadcasts Ltd.	3,000	13,933
Texwinca Holdings Ltd.	10,000	9,456
Wharf Holdings Ltd.	14,000	48,992
Yue Yen Industrial (Holdings) Ltd.	5,000	13,766

		1,885,874

IRELAND (0.90%)
Allied Irish Banks PLC	10,578	220,705
Bank of Ireland	12,060	200,809
CRH PLC	6,566	175,819
DCC PLC	992	22,248
DEPFA Bank PLC	4,587	77,001
Elan Corp. PLC (b)	4,982	132,727
Fyffes PLC	3,720	9,759
Grafton Group PLC (b)	2,575	28,001
Greencore Group PLC	1,824	7,487
Independent News & Media PLC	6,135	19,347
Irish Life & Permanent PLC	3,535	66,308
Kerry Group PLC Class A	1,424	34,163
Kingspan Group PLC	1,272	12,189
Ryanair Holdings PLC (b)	3,664	26,147

		1,032,710

ITALY (4.15%)
Alleanza Assicurazioni SpA (a)	5,913	82,543
Arnoldo Mondadori Editore SpA	1,396	16,110
Assicurazioni Generali SpA (a)	11,763	399,242
Autogrill SpA (a) (b)	1,209	20,197
Autostrade SpA	3,261	87,321
Banca Antonveneta SpA (b)	2,911	76,761
Banca Fideuram SpA (a)	3,651	18,908
Banca Intesa SpA (a)	40,279	193,812
Banca Monte dei Paschi di Siena SpA (a)	14,021	50,027
Banca Nazionale del Lavoro SpA (a) (b)	19,793	59,053
Banca Popolare di Milano SCRL (a)	5,513	48,858
Banche Popolari Unite SCRL	4,197	85,343
Banco Popolare di Verona e Novara SCRL (a)	4,299	87,418
Benetton Group SpA	1,018	13,464
Bulgari SpA	1,568	19,374
Capitalia SpA (a)	18,248	83,588
Edison SpA (a) (b)	10,525	22,389
Enel SpA (a)	45,398	446,143
Eni SpA (a)	32,109	803,925
Fiat SpA (a) (b)	7,058	56,602
FinecoGroup SpA (b)	1,797	13,874
Finmeccanica SpA (a)	68,356	61,973
Gruppo Editoriale L’Espresso SpA (a)	1,559	9,409
Italcementi SpA	1,048	16,880
Luxottica Group SpA	1,788	36,407
Mediaset SpA (a)	7,063	89,572
Mediobanca SpA	5,733	92,810
Mediolanum SpA (a)	2,788	19,971
Pirelli & Co. SpA (a)	26,708	36,012
Riunione Adriatica di Sicurta SpA (a)	4,164	94,181
Sanpaolo IMI SpA (a)	12,831	184,870
Seat Pagine Gaille SpA (a) (b)	45,038	20,753
Snam Rete Gas SpA	12,748	74,163
Telecom Italia Media SpA (a) (b)	15,616	7,068
Telecom Italia Mobile SpA (a)	46,571	348,159
Telecom Italia SpA (a)	102,504	419,379
Telecom Italia SpA RNC	72,974	237,064
Terna SpA (a) (b)	11,593	33,249
Tiscali SpA (a) (b)	2,387	8,858
Unicredito Italiano SpA (a)	54,430	312,952

		4,788,682

JAPAN (21.20%)
Acom Co. Ltd.	880	65,869
Aderans Co. Ltd.	400	9,252
Advantest Corp. (a)	900	77,203
AEON Co. Ltd.	7,200	120,152
AEON Credit Service Co. Ltd.	300	22,338
AIFUL Corp.	500	54,992
Aisin Seiki Co. Ltd.	1,900	48,117
Ajinomoto Co. Inc. (a)	7,000	83,341
Alfresa Holdings Corp.	200	7,339
All Nippon Airways Co. Ltd. (a)	6,000	20,904

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

JAPAN (Cont.)
Alps Electric Co. Ltd.	2,000	$29,804
Amada Co. Ltd.	4,000	22,094
Amano Corp.	1,000	9,935
Anritsu Corp.	1,000	7,700
Aoyama Trading Co. Ltd.	700	19,059
Ariake Japan Co. Ltd. (a)	220	5,303
Asahi Breweries Ltd.	5,300	65,636
Asahi Glass Co. Ltd. (a)	10,000	110,276
Asahi Kasei Corp.	15,000	75,095
Asatsu-DK Inc.	400	11,262
Autobacs Seven Co. Ltd. (a)	400	11,691
Bandai Co. Ltd.	800	18,191
Bank of Fukuoka Ltd. (a)	6,000	39,524
Bank of Yokohama Ltd.	15,000	94,564
Benesse Corp.	700	24,524
Bridgestone Corp.	8,000	159,266
Canon Inc.	10,400	561,257
Capcom Co. Ltd. (a)	500	4,753
Casio Computer Co. Ltd.	2,000	30,858
Central Glass Co. Ltd.	2,000	14,170
Central Japan Railway Co.	13	106,187
Chiba Bank Ltd. (The)	10,000	66,849
Chubu Electric Power Co. Inc.	8,200	196,858
Chugai Pharmaceutical Co. Ltd.	3,500	57,861
Circle K Sunkus Co. Ltd. (b)	400	10,286
Citizen Watch Co. Ltd.	3,000	28,838
Coca Cola West Japan Co. Ltd.	500	12,833
COMSYS Holdings Corp.	1,000	9,261
Credit Saison Co. Ltd.	1,600	58,241
CSK Corp. (a)	900	40,753
Dai Nippon Printing Co. Ltd.	8,000	128,350
Daicel Chemical Industries Ltd.	3,000	16,981
Daiichi Pharmaceutical Co. Ltd.	3,200	69,171
Daikin Industries Ltd.	2,400	69,328
Daimaru Inc. (The) (a)	2,000	16,376
Dainippon Ink & Chemical Inc.	7,000	16,122
Dainippon Screen Manufacturing Co. Ltd. (a)	2,000	12,277
Daito Trust Construction Co. Ltd.	1,100	52,279
Daiwa House Industry Co. Ltd.	6,000	68,215
Daiwa Securities Group Inc.	15,000	108,324
Denki Kagaku Kogyo Kabushiki Kaisha	4,000	13,311
Denso Corp.	6,600	176,803
DENTSU Inc.	21	56,563
Dowa Mining Co. Ltd.	3,000	19,528
East Japan Railway Co.	42	233,629
Ebara Corp. (a)	3,000	13,848
Eisai Co. Ltd.	3,100	101,952
Electric Power Development Co. (b)	1,600	44,813
FamilyMart Co. Ltd.	800	23,304
Fanuc Ltd.	1,800	117,693
Fast Retailing Co. Ltd.	700	53,284
Fuji Electric Holdings Co. Ltd.	5,000	13,467
Fuji Photo Film Co. Ltd.	5,700	208,041
Fuji Soft ABC Inc.	300	9,925
Fuji Television Network Inc.	8	17,332
Fujikura Ltd.	4,000	18,425
Fujisawa Pharmaceutical Co. Ltd.	3,400	93,071
Fujitsu Ltd.	22,000	143,203
Furukawa Electric Co. Ltd. (b)	7,000	38,802
Goodwill Group Inc. (The)	6	14,814
Gunma Bank Ltd.	4,000	23,226
Gunze Ltd.	3,000	13,936
Hankyu Department Stores Inc. (a)	1,000	7,251
Heavy Industries Co. Ltd. (b)	14,000	19,264
Hino Motors Ltd.	3,000	22,280
Hirose Electric Co. Ltd.	400	46,765
Hitachi Cable Ltd.	2,000	9,427
Hitachi Chemical Co. Ltd.	1,600	28,637
Hitachi Construction Machinery Co. Ltd.	1,000	13,750
Hitachi Credit Corp.	500	10,320
Hitachi Ltd.	39,000	270,225
Hitachi Software Engineering Co. Ltd.	200	4,567
Hokkaido Electric Power Co. Inc.	2,200	43,261
Honda Motor Co. Ltd.	9,400	487,108
House Foods Corp. (a)	800	11,555
Hoya Corp.	1,300	146,784
Isetan Co. Ltd.	2,200	25,656
Ishihara Sangyo Kaisha Ltd. (a)	4,000	9,173
Ito En Ltd.	300	15,575
Itochu Corp. (b)	16,000	74,012
Itochu Techno-Science Corp.	400	16,005
Ito-Yokado Co. Ltd.	4,200	176,247
JAFCO Co. Ltd.	300	20,377
Japan Airlines System Corp. (a) (b)	7,000	20,289
Japan Real Estate Investment Corp.	2	16,863
Japan Retail Fund Investment Corp.	2	16,883
Japan Tobacco Inc.	11	125,598
JFE Holdings Inc.	6,600	188,397
JGC Corp.	2,000	18,288
Joyo Bank Ltd.	9,000	43,915
JS Group Corp.	3,000	54,484
JSR Corp.	2,100	46,009
Kajima Corp.	10,000	43,037
Kaken Pharmaceutical Co. Ltd. (a)	1,000	6,587
Kamigumi Co. Ltd.	3,000	23,948
Kanebo Ltd. (a) (b)	700	10,179
Kaneka Corp.	3,000	33,961
Kansai Electric Power Co. Inc.	9,000	182,688
Kansai Paint Co. Ltd.	2,000	12,140
Kao Corp.	7,000	178,979
Katokichi Co. Ltd.	400	8,002
Kawasaki Heavy Industries Ltd. (a)	13,000	21,314
Kawasaki Kisen Kaisha Ltd.	6,000	38,587

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

JAPAN (Cont.)
Keihin Electric Express Railway Co. Ltd. (a)	4,000	$24,632
Keio Electric Railway Co. Ltd.	7,000	41,056
Keyence Corp.	450	100,830
Kikkoman Corp.	2,000	19,069
Kinden Corp.	2,000	14,951
Kintetsu Corp. (a)	19,000	65,639
Kirin Brewery Co. Ltd.	9,000	88,621
Kobe Steel Ltd.	28,000	42,900
Kokuhoku Financial Group Inc.	14,000	38,255
Kokuyo Co. Ltd.	500	6,036
Komatsu Ltd.	12,000	83,966
Komori Corp.	1,000	14,599
Konami Co. Ltd.	1,000	23,178
Konica Minolta Holdings Inc.	5,000	66,361
Koyo Seiko Co. Ltd. (a)	1,000	14,072
Kubota Corp.	12,000	59,491
Kuraray Co. Ltd.	4,500	40,358
Kurita Water Industries Ltd.	1,100	15,823
Kyocera Corp.	2,000	153,996
Kyowa Hakko Kogyo Co. Ltd.	4,000	30,058
Kyushu Electric Power Co. Inc.	4,800	96,965
Lawson Inc.	600	22,133
Leopalace21 Corp.	1,400	24,647
Mabuchi Motor Co. Ltd.	300	21,636
Makita Corp. (a)	2,000	34,976
Marubeni Corp.	18,000	49,888
Marui Co. Ltd.	3,900	52,218
Matsumotokiyoshi Co. Ltd.	400	11,398
Matsushita Electric Industrial Co. Ltd.	28,000	444,306
Matsushita Electric Works Ltd.	3,400	29,630
Mediceo Holdings Co. Ltd.	900	10,127
Meiji Dairies Corp.	4,000	23,734
Meiji Seika Kaisha Ltd. (a)	4,000	18,464
Meitec Corp.	400	14,912
Millea Holdings Inc.	18	267,005
Minebea Co. Ltd.	4,000	17,449
Mitsubishi Chemical Corp.	22,000	66,985
Mitsubishi Corp.	13,500	174,432
Mitsubishi Electric Corp.	21,000	102,879
Mitsubishi Estate Co. Ltd.	12,000	140,529
Mitsubishi Gas Chemical Co. Inc.	4,000	18,854
Mitsubishi Heavy Industries Ltd.	36,000	102,235
Mitsubishi Logistics Corp.	1,000	9,857
Mitsubishi Materials Corp.	10,000	20,982
Mitsubishi Rayon Co.	7,000	25,481
Mitsubishi Tokyo Financial Group Inc.	56	568,361
Mitsui & Co. Ltd.	16,000	143,496
Mitsui Chemicals Inc.	7,000	38,119
Mitsui Engineering & Shipbuilding Co. Ltd. (a)	12,000	20,494
Mitsui Fudosan Co. Ltd.	9,000	109,349
Mitsui Mining & Smelting Co. Ltd.	7,000	30,877
Mitsui O.S.K. Lines Ltd.	11,000	66,019
Mitsui Sumitomo Insurance Co. Ltd.	16,000	138,968
Mitsui Trust Holdings Inc.	7,000	69,952
Mitsukoshi Ltd.	4,000	19,440
Mitsumi Electric Co. Ltd. (a)	500	5,719
Mizuho Financial Group Inc.	96	483,420
Murata Manufacturing Co. Ltd.	2,800	156,573
Namco Ltd. (a)	1,000	13,126
NEC Corp.	21,000	130,546
NEC Electronics Corp.	400	19,518
Net One Systems Co. Ltd.	6	25,002
NGK Insulators Ltd.	3,000	28,691
NGK Spark Plug Co. Ltd.	2,000	20,709
Nichii Gakkan Co.	250	8,100
Nichirei Corp.	2,000	7,963
Nidec Corp.	600	73,134
Nikko Cordial Corp.	20,000	105,982
Nikon Corp. (a)	4,000	49,419
Nintendo Co. Ltd.	1,200	150,717
Nippon Building Fund Inc.	3	25,588
Nippon Express Co. Ltd.	9,000	44,354
Nippon Kayaku Co. Ltd.	2,000	11,164
Nippon Light Metal Co. Ltd.	4,000	10,110
Nippon Meat Packers Inc.	2,000	27,110
Nippon Mining Holdings Inc.	9,000	42,334
Nippon Oil Corp.	17,000	108,998
Nippon Paper Group Inc.	12	53,869
Nippon Sheet Glass Co. Ltd.	4,000	16,551
Nippon Shokubai Co. Ltd.	2,000	17,332
Nippon Steel Corp.	76,000	186,162
Nippon Telegraph & Telephone Corp.	65	291,793
Nippon Yusen Kabushiki Kaisha	12,000	64,643
Nishimatsu Construction Co. Ltd.	2,000	6,968
Nissan Chemical Industries Ltd.	2,000	15,751
Nissan Motor Co. Ltd.	31,000	337,016
Nisshin Seifun Group Inc.	2,000	22,172
Nisshin Steel Co. Ltd.	8,000	18,425
Nisshinbo Industries Inc.	2,000	14,970
Nissin Food Products Co. Ltd.	800	20,064
Nitori Co. Ltd.	250	16,322
Nitto Denko Corp.	2,000	109,691
NOK Corp.	1,200	37,592
Nomura Holdings Inc.	23,000	335,337
Nomura Research Institute Ltd.	300	28,106
NSK Ltd.	5,000	25,129
NTN Corp.	5,000	28,691
NTT Data Corp.	15	48,453
NTT DoCoMo Inc.	249	459,266
Obayashi Corp.	8,000	50,434
OBIC Co. Ltd.	100	19,859
Odakyu Electric Railway Co. Ltd.	8,000	46,375
Oji Paper Co. Ltd.	10,000	57,383
Oki Electric Industry Co. Ltd. (b)	7,000	30,126

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

JAPAN (Cont.)
Okumura Corp.	2,000	$12,648
Olympus Corp.	3,000	63,970
Omron Corp.	2,600	62,038
Onward Kashiyama Co. Ltd.	2,000	29,101
Oracle Corp. Japan	400	20,728
Oriental Land Co. Ltd.	600	41,690
ORIX Corp.	1,000	135,845
Osaka Gas Co. Ltd.	25,000	78,072
Pioneer Corp.	1,700	33,180
Promise Co. Ltd.	1,100	78,579
Q.P. Corp.	1,200	10,434
Rakuten Inc. (a) (b)	7	7,993
Rakuten Inc. When Issued (b)	63	56,563
Resona Holdings Inc. (b)	56,000	113,672
Ricoh Corp. Ltd.	8,000	154,348
Rinnai Corp.	300	8,051
Rohm Co. Ltd.	1,300	134,478
Ryohin Keikaku Co. Ltd.	300	15,078
SAIZERIYA Co. Ltd. (a)	500	8,559
Sanden Corp.	1,000	6,187
Sanken Electric Co. Ltd.	1,000	13,087
Sankyo Co. Ltd.	4,600	103,923
Sankyo Co. Ltd. Gunma	700	35,386
Sanwa Shutter Corp.	2,000	11,203
Sanyo Electric Co. Ltd.	18,000	62,184
Sapporo Breweries Ltd.	3,000	14,199
Secom Co. Ltd.	2,500	100,029
Sega Sammy Holdings Inc. (a) (b)	863	47,416
Seiko Epson Corp.	1,300	57,851
Seino Transportation Co. Ltd.	2,000	18,737
Sekisui Chemical Co. Ltd.	5,000	36,547
Sekisui House Ltd.	6,000	69,913
Seven-Eleven Japan Co. Ltd.	4,600	144,999
77 Bank Ltd. (The)	4,000	28,145
Sharp Corp.	12,000	195,921
Shimachu Co. Ltd.	600	14,843
Shimamura Co. Ltd.	200	14,599
Shimano Inc.	800	22,836
Shimizu Corp. (a)	7,000	35,113
Shin-Etsu Chemical Co. Ltd.	4,400	180,345
Shinsei Bank Ltd. (a)	6,000	40,871
Shionogi & Co. Ltd.	4,000	55,314
Shiseido Co. Ltd.	4,000	57,929
Shizuoka Bank Ltd.	7,000	66,332
Showa Denko K.K. (a)	12,000	30,916
Showa Shell Sekiyu K.K.	1,500	13,658
Skylark Co. (a)	700	12,037
SMC Corp.	700	80,131
Snow Brand Milk Products Co. Ltd. (b)	2,000	6,148
Softbank Corp. (a)	2,900	141,222
Sojitz Holdings Corp. (a) (b)	2,000	8,666
Sompo Japan Insurance Inc.	9,000	91,695
Sony Corp.	11,400	440,558
Stanley Electric Co. Ltd.	2,200	37,701
Sumitomo Bakelite Co. Ltd.	2,000	12,628
Sumitomo Chemical Co. Ltd.	17,000	83,283
Sumitomo Corp.	11,000	94,896
Sumitomo Electric Industries Ltd. (1)	9,000	97,931
Sumitomo Heavy Industries Ltd. (b)	8,000	29,745
Sumitomo Metal Industries Ltd.	45,000	61,042
Sumitomo Metal Mining Co. Ltd.	6,000	42,861
Sumitomo Mitsui Financial Group Inc.	50	363,521
Sumitomo Osaka Cement Co. Ltd.	3,000	7,349
Sumitomo Realty & Development Co. Ltd.	5,000	65,190
Sumitomo Trust & Banking Co. Ltd. (The)	16,000	115,702
Suruga Bank Ltd. (The)	4,000	31,931
Suzuken Co. Ltd.	480	12,882
T&D Holdings Inc. (b)	2,200	105,202
Taiheiyo Cement Corp.	12,000	29,862
Taisei Corp.	9,000	35,044
Taisho Pharmaceutical Co. Ltd.	2,000	43,525
Taiyo Nippon Sanso Corp.	3,000	17,595
Taiyo Yuden Co. Ltd.	1,000	11,633
Takara Holdings Inc. (a)	2,000	13,018
Takashimaya Co. Ltd. (a)	3,000	28,867
Takeda Pharmaceutical Co. Ltd.	11,100	558,954
Takefuji Corp.	840	56,809
Takuma Co. Ltd. (a)	1,000	7,876
TDK Corp.	1,500	111,106
Teijin Ltd. (a)	10,000	43,427
Teikoku Oil Co. Ltd. (a)	2,000	11,125
Terumo Corp.	2,100	56,563
THK Co. Ltd.	1,400	27,735
TIS Inc.	400	17,527
Tobu Railway Co. Ltd.	9,000	34,254
Toda Corp.	2,000	9,759
Toho Co. Ltd.	1,300	20,540
Tohoku Electric Power Co. Inc.	5,400	96,965
Tokyo Broadcasting System	700	11,415
Tokyo Electric Power Co. Inc. (The)	14,400	353,430
Tokyo Electron Ltd.	2,200	135,474
Tokyo Gas Co. Ltd.	32,000	131,160
Tokyo Style Co. Ltd.	1,000	11,740
Tokyu Corp.	13,000	70,284
Tokyu Land Corp. (a)	4,000	16,707
TonenGeneral Sekiyu K.K.	4,000	36,420
Toppan Printing Co. Ltd.	7,000	77,672
Toray Industries Inc.	15,000	70,264
Toshiba Corp.	36,000	154,582
Tosoh Corp.	6,000	26,993
TOTO Ltd.	4,000	38,177
Toyo Seikan Kaisha Ltd.	2,000	36,889
Toyo Suisan Kaisha Ltd.	1,000	14,736
Toyobo Co. Ltd.	5,000	12,052

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

JAPAN (Cont.)
Toyoda Gosei Co. Ltd. (a)	700	$14,243
Toyota Industries Corp.	2,400	59,959
Toyota Motor Corp.	35,800	1,456,875
Trend Micro Inc. (a) (b)	1,000	53,967
Ube Industries Ltd. (b)	14,000	23,636
UFJ Holdings Inc. (b)	48	290,895
Uni-Charm Corp.	600	28,750
Uniden Corp.	1,000	19,713
Uny Co. Ltd.	2,000	22,855
Ushio Inc.	2,000	37,377
USS Co. Ltd.	350	29,374
Wacoal Corp.	1,000	11,994
West Japan Railway Co.	21	84,844
World Co. Ltd.	400	14,053
Yahoo! Japan Corp. (b)	24	115,234
Yakult Honsha Co. Ltd. (a)	2,000	35,601
Yamada Denki Co. Ltd. (a)	1,000	42,842
Yamaha Corp.	1,900	29,000
Yamaha Motor Co. Ltd.	2,000	30,019
Yamanouchi Pharmaceutical Co. Ltd.	3,800	147,965
Yamato Transport Co. Ltd.	5,000	74,168
Yamazaki Baking Co. Ltd.	1,000	9,310
Yokogawa Electric Corp. (a)	3,000	40,109
Zeon Corp. (a)	2,000	16,785

		24,430,239

NETHERLANDS (4.67%)
ABN AMRO Holding NV	19,422	514,523
Aegon NV	17,161	233,961
Akzo Nobel NV	3,416	145,704
ASML Holding NV (a) (b)	5,911	94,888
Corio NV	547	32,045
DSM NV	980	63,433
Euronext NV	1,185	36,193
Getronics NV (a) (b)	5,118	11,687
Hagemeyer NV (a) (b)	5,779	13,354
Heineken NV	2,925	97,527
IHC Caland NV	446	28,335
ING Groep NV	22,897	692,792
Koninklijke Ahold NV (b)	19,406	150,352
Koninklijke KPN NV	24,838	235,990
Koninklijke Philips Electronics NV	16,241	430,695
Oce NV (a)	966	14,785
QIAGEN NV (a) (b)	1,343	14,695
Randstad Holding NV	607	23,886
Reed Elsevier NV	8,742	119,182
Rodamco Europe NV	645	51,200
Royal Dutch Petroleum Co.	25,901	1,490,971
Royal Numico NV (b)	1,872	67,506
TNT Post Group NV	4,630	125,741
Unilever NV CVA	7,045	472,380
Vedior NV	1,980	32,269
VNU NV	2,991	88,344
Wereldhave NV	210	22,835
Wolters Kluwer NV CVA	3,569	71,652

		5,376,925

NEW ZEALAND (0.25%)
Auckland International Airport Ltd.	2,399	13,828
Carter Holt Harvey Ltd.	8,370	12,515
Contact Energy Ltd. (a)	3,680	17,012
Fisher & Paykel Appliances Holdings	2,401	7,457
Fisher & Paykel Healthcare Corp Ltd.	4,445	10,402
Fletcher Building Ltd.	5,474	26,175
Independent Newspapers Ltd.	1,549	6,433
Lion Nathan Ltd.	4,316	29,097
NGC Holdings Ltd.	3,508	7,855
Sky City Entertainment Group Ltd. (a)	5,666	22,018
Sky Network Television Ltd. (b)	2,420	10,750
Telecom Corp. of New Zealand Ltd. (a)	23,060	102,436
Tower Ltd. (b) (b)	5,264	8,137
Warehouse Group Ltd. (The)	2,278	5,973
Waste Management NZ Ltd.	2,027	8,272

		288,360

NORWAY (0.59%)
DNB NOR ASA	7,986	78,783
Frontline Ltd.	532	23,672
Norsk Hydro ASA	1,836	144,597
Norske Skogindustrier ASA (a)	1,302	28,161
Orkla ASA (a)	2,235	73,434
Petroleum Geo-Services ASA (b)	196	12,249
Schibsted ASA	662	18,800
Smedvig ASA Class A	613	10,298
Statoil ASA	6,927	108,652
Storebrand ASA	2,749	26,552
Tandberg ASA (a)	1,572	19,531
Telenor ASA	9,740	88,448
Tomra Systems ASA	2,145	11,793
Yara International ASA (b)	3,074	40,476

		685,446

PORTUGAL (0.34%)
Banco Comercial Portugues SA Class R (a)	20,584	52,880
Banco Espirito Santo e Comercial de Lisboa SA	1,315	23,773
BPI-SPGS SA Registered	3,841	15,558
Brisa-Auto Estradas de Portugal SA	4,821	44,232
CIMPOR-Cimentos de Portugal SGPS SA	2,236	12,613
Energias de Portugal SA	29,089	88,172
Jeronimo Martins SGPS SA (b)	651	8,583
Portugal Telecom SGPS SA (a)	9,883	122,245

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

PORTUGAL (Cont.)
PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	480	$12,064
Sonae SGPS SA	8,988	13,072

		393,192

SINGAPORE (0.79%)
Ascendas Real Estate Investment Trust	9,000	9,428
Capitaland Ltd.	12,000	15,658
CapitaMall Trust	7,000	7,547
Chartered Semiconductor Manufacturing Ltd. (a) (b)	10,000	6,003
City Developments Ltd.	5,000	21,747
ComfortDelGro Corp. Ltd.	22,000	20,890
Creative Technology Ltd.	650	9,716
Datacraft Asia Ltd. (b)	1,000	1,080
DBS Group Holdings Ltd.	14,652	144,509
Fraser & Neave Ltd.	2,760	27,559
Haw Par Corp. Ltd.	2,792	8,808
Jardine Cycle & Carriage Ltd.	1,004	6,520
Keppel Corp. Ltd. (a)	6,000	31,610
Keppel Land Ltd.	6,000	8,270
Neptune Orient Lines Ltd.	6,000	11,027
Oversea-Chinese Banking Corp. Ltd.	13,350	110,405
Parkway Holdings Ltd.	10,000	9,189
SembCorp Industries Ltd.	8,000	7,939
SembCorp Logistics Ltd.	5,000	5,299
SembCorp Marine Ltd.	12,000	9,998
Singapore Airlines Ltd.	7,000	48,885
Singapore Exchange Ltd.	9,000	9,869
Singapore Post Ltd.	15,000	8,178
Singapore Press Holdings Ltd.	20,000	56,359
Singapore Technologies Engineering Ltd.	17,000	24,265
Singapore Telecommunications Ltd.	81,000	118,096
STATS ChipPAC Ltd. (b)	12,000	7,425
United Overseas Bank Ltd.	15,392	130,121
United Overseas Land Ltd.	4,000	4,950
Venture Corp. Ltd.	3,000	29,221

		910,571

SPAIN (3.97%)
Abertis Infraestructuras SA (a)	3,011	66,302
Acciona SA (a)	325	28,758
Acerinox SA (a)	2,390	38,366
Actividades de Construcciones y Servicios SA (a)	3,467	79,170
Altadis SA (a)	3,394	155,468
Amadeus Global Travel Distribution SA Class A (a)	4,476	46,056
Antena 3 Television SA (b)	234	16,905
Banco Bilbao Vizcaya Argentaria SA (a)	39,951	708,659
Banco Popular Espanol SA (a)	1,927	127,035
Banco Santander Central Hispano SA (a)	73,781	915,619
Cintra Concesiones de Infraestructuras de Transporte SA (b)	2,406	26,424
Corporacion Mapfre SA (a)	1,394	20,540
Endesa SA (a)	11,752	276,189
Fomento de Construcciones y Contratas SA (a)	661	31,833
Gamesa Corp. Tecnologica SA	1,414	19,796
Gas Natural SDG SA (a)	2,031	62,832
Grupo Ferrovial SA (a)	810	43,291
Iberdrola SA (a)	9,635	244,902
Iberia Lineas Aereas de Espana SA (a)	5,885	20,398
Indra Sistemas SA	1,340	22,895
Industria de Diseno Textil SA (a)	2,685	79,196
Metrovacesa SA (a)	478	22,221
NH Hoteles SA	667	8,849
Promotora de Informaciones SA	915	19,427
Repsol YPF SA (a)	11,461	298,481
Sacyr Vallehermoso SA	1,145	18,910
Sociedad General de Aguas de Barcelona SA (a) (b)	5	105
Sociedad General de Aguas de Barcelona SA Class A	579	12,104
Sogecable SA (a) (b)	519	23,040
Telefonica Publicidad e Informacion SA	2,123	19,680
Telefonica SA	55,353	1,042,807
Union Fenosa SA (a)	2,463	64,781
Zeltia SA (a)	1,859	13,013

		4,574,052

SWEDEN (2.44%)
Alfa Laval AB	938	15,174
ASSA Abloy AB Class B	3,647	62,289
Atlas Copco AB Class A (a)	1,394	62,931
Atlas Copco AB Class B	859	35,870
Axfood AB	272	9,209
Billerud AB	843	15,032
Capio AB (b)	770	9,154
Castellum AB	491	17,585
D Carnegie & Co. AB	700	9,059
Electrolux AB Class B (a)	3,480	79,598
Elekta AB Class B (b)	373	10,749
Eniro AB (a)	2,294	23,474
Gambro AB Class A	2,436	34,732
Gambro AB Class B (a)	930	13,050

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

SWEDEN (Cont.)
Getinge AB (a)	1,908	$23,759
Hennes & Mauritz AB Class B (a)	6,006	209,226
Hoganas AB Class B	301	8,085
Holmen AB Class B	524	18,136
Lundin Petroleum AB (b)	1,582	9,070
Modern Times Group AB Class B (b)	727	19,801
Nordea AB (a)	26,719	269,385
OM AB (a) (b)	974	12,458
Oriflame Cosmetics SA (b)	400	9,270
Sandvik AB (a)	2,871	115,784
SAS AB (a) (b)	734	6,627
Scania AB Class B	1,104	43,692
Securitas AB Class B (a)	3,687	63,249
Skandia Forsakrings AB (a)	12,903	64,268
Skandinaviska Enskilda Banken AB Class A (a)	5,886	113,816
Skanska AB Class B (a)	4,601	55,216
SKF AB Class B (a)	1,190	53,005
SSAB Svenskt Stal AB Series A	689	16,589
SSAB Svenskt Stal AB Series B (a)	547	12,882
Svenska Cellulosa AB Class B (a)	2,539	108,317
Svenska Handelsbanken AB Class A	6,660	173,380
Swedish Match AB	3,986	46,186
Tele2 AB Class B (a)	1,182	46,423
Telefonaktiebolaget LM Ericsson Class B (b)	179,134	571,469
TeliaSonera AB (a)	23,580	141,223
Trelleborg AB Class B (a)	1,248	21,221
Volvo AB Class A (a)	1,133	43,220
Volvo AB Class B	2,739	108,605
Wihlborgs Fastigheter AB	1,086	22,879
WM-Data AB Class B	3,175	6,880

		2,812,027

SWITZERLAND (6.62%)
ABB Ltd. (b)	22,775	127,184
Adecco SA	1,706	85,893
Ciba Specialty Chemicals AG (b)	869	66,105
Clariant AG Registered	2,690	43,410
Compagnie Financiere Richemont AG	6,525	217,194
Credit Suisse Group (b)	14,115	593,349
Geberit AG Registered	41	29,999
Givaudan SA Registered	84	55,330
Holcim Ltd.	1,971	118,735
Kudelski SA Bearer (b)	497	18,270
Kuoni Reisen Holding AG	28	12,312
Logitech International SA Registered (b)	502	30,682
Lonza Group AG Registered	460	25,890
Micronas Semiconductor Holdings AG (b)	502	24,612
Nestle SA	5,000	1,308,152
Nobel Biocare Holding AG	38	6,884
Nobel Biocare Holding AG (Sweden Shares)	252	46,150
Novartis AG	29,538	1,488,460
Phonak Holding AG	552	18,204
Rieter Holding AG	49	14,220
Roche Holding AG Genusschein	8,743	1,006,471
Schindler Holding AG Certificates of Participation	63	24,987
Serono SA	87	57,306
Societe Generale de Surveillance Holding SA	55	38,526
Straumann Holding AG	98	20,339
Sulzer AG Registered	42	16,704
Swatch Group (The) AG Class B	407	59,738
Swatch Group (The) AG Registered	808	24,018
Swiss Re	4,014	286,286
Swisscom AG	322	126,863
Syngenta AG (b)	1,322	140,443
Synthes Inc. (b)	556	62,343
UBS AG Registered	13,290	1,114,415
Unaxis Holding AG Class R	137	13,614
Valora Holding AG	41	10,096
Zurich Financial Services AG (b)	1,805	300,966

		7,634,150

UNITED KINGDOM (24.26%)
Aegis Group PLC	13,633	28,268
Aggreko PLC	2,499	8,060
Alliance Unichem PLC	3,250	47,078
AMEC PLC	3,422	19,562
AMVESCAP PLC	9,332	57,467
Anglo American PLC	17,728	419,323
ARM Holdings PLC	16,178	34,321
Arriva PLC	2,363	24,498
Associated British Ports Holdings PLC	3,613	32,949
AstraZeneca PLC	20,609	747,425
Aviva PLC	28,075	338,500
BAA PLC	13,382	150,042
BAE Systems PLC	37,319	165,150
Balfour Beatty PLC	6,390	38,675
Barclays PLC (c)	80,176	902,029
Barratt Developments PLC	2,683	30,623
BBA Group PLC	5,234	28,714
Bellway PLC	1,323	20,701
Berkeley Group Holdings PLC	1,287	19,990
BG Group PLC	44,044	299,343
BHP Billiton PLC	30,571	358,322
BOC Group PLC	6,106	116,467
Boots Group PLC	9,248	116,386
BP PLC	269,633	2,629,755
BPB PLC	6,220	56,514

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

UNITED KINGDOM (Cont.)
Brambles Industries PLC	8,252	$41,231
British Airways PLC (b)	6,073	27,400
British American Tobacco PLC	20,270	349,274
British Land Co. PLC	6,427	110,559
British Sky Broadcasting Group PLC	15,757	170,015
BT Group PLC	105,682	411,885
Bunzl PLC	5,920	49,384
Cable & Wireless PLC	30,245	69,245
Cadbury Schweppes PLC	25,900	241,168
Capita Group PLC	8,826	61,977
Carnival PLC	2,071	126,361
Cattles PLC	3,580	25,225
Centrica PLC	47,633	216,052
Close Brothers Group PLC	1,554	21,914
Cobham PLC	1,472	34,959
Compass Group PLC	26,868	127,025
Cookson Group PLC (b)	27,315	18,617
Corus Group PLC (b)	50,019	48,496
Daily Mail and General Trust PLC Class A	3,815	54,347
Davis Service Group PLC (The)	2,311	18,191
De La Rue PLC	1,990	13,258
Diageo PLC	38,008	542,179
Dixons Group PLC	25,071	73,163
Eircom Group PLC	9,039	21,255
Electrocomponents PLC	5,034	27,520
EMAP PLC	3,052	47,785
EMI Group PLC	10,558	53,716
Enterprise Inns PLC	4,557	69,554
Exel PLC	3,749	52,039
FirstGroup PLC	5,128	34,335
FKI PLC	6,964	15,576
Friends Provident PLC	26,053	77,030
George Wimpey PLC	5,136	39,886
GKN PLC	8,644	39,249
GlaxoSmithKline PLC	73,016	1,713,041
Great Portland Estates PLC	1,608	10,157
Group 4 Securicor PLC (b)	12,849	34,536
GUS PLC	12,388	223,210
Hammerson PLC	3,493	58,243
Hanson PLC	9,544	81,952
Hays PLC	21,152	50,458
HBOS PLC	48,389	787,809
Hilton Group PLC	20,306	110,914
HMV Group PLC	5,004	24,979
HSBC Holdings PLC	137,371	2,318,262
ICAP PLC	6,089	31,768
IMI PLC	3,956	29,906
Imperial Chemical Industries PLC	15,474	71,598
Imperial Tobacco Group PLC	9,119	249,833
Inchcape PLC	871	32,692
InterContinental Hotels Group PLC	7,909	98,319
International Power PLC (b)	18,719	55,525
Intertek Testing Services Ltd.	2,025	27,409
Invensys PLC (b)	63,176	18,800
Invensys PLC Deferred Shares (b) (d)	42,149	—
ITV PLC	53,433	107,972
J Sainsbury PLC (a)	16,827	87,388
Johnson Matthey PLC	2,902	55,047
Kelda Group PLC	4,739	57,547
Kesa Electricals PLC	7,076	38,378
Kidde PLC	10,464	33,450
Kingfisher PLC	28,505	169,516
Land Securities Group PLC	5,706	153,369
Legal & General Group PLC	81,459	172,032
Liberty International PLC	2,710	50,494
Lloyds TSB Group PLC	69,689	632,855
LogicaCMG PLC	8,952	33,128
London Stock Exchange PLC	3,396	37,946
Man Group PLC	3,568	100,835
Marconi Corp. PLC (b)	2,553	27,571
Marks & Spencer Group PLC	20,724	136,473
Meggitt PLC	4,729	23,765
MFI Furniture Group PLC	7,713	18,362
Misys PLC	6,596	26,499
Mitchells & Butlers PLC	6,303	41,144
National Express Group PLC	1,672	26,499
National Grid Transco PLC	38,010	361,958
Next PLC	3,180	100,737
Novar PLC	5,038	18,208
Pearson PLC	9,838	118,711
Peninsular & Oriental Steam Navigation Co. PLC	9,337	53,330
Persimmon PLC	3,747	49,710
Pilkington PLC	11,438	24,156
Premier Farnell PLC	4,103	13,470
Provident Financial PLC	2,897	37,376
Prudential Corp. PLC	29,577	257,236
Punch Taverns PLC	2,908	38,551
Rank Group PLC	8,199	41,557
Reckitt Benckiser PLC	7,346	221,990
Reed International PLC	15,781	145,582
Rentokil Initial PLC	21,664	61,453
Reuters Group PLC	17,739	128,566
Rexam PLC	6,808	60,060
Rio Tinto PLC	13,425	395,126
RMC Group PLC	3,385	55,175
Rolls-Royce Group PLC (b)	19,035	90,267
Royal & Sun Alliance Insurance Group PLC	33,950	50,515
Royal Bank of Scotland Group PLC	38,914	1,308,937
SABMiller PLC	9,848	163,358
Sage Group PLC	16,317	63,359
Schroders PLC	1,437	20,719
Scottish & Newcastle PLC	10,092	84,429
Scottish & Southern Energy PLC	10,401	174,229

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

UNITED KINGDOM (Cont.)
Scottish Power PLC	23,528	$182,154
Serco Group PLC	4,846	22,329
Severn Trent PLC	4,213	78,216
Shell Transport & Trading Co. PLC	119,892	1,022,002
Signet Group PLC	22,106	46,685
Slough Estates PLC	5,414	57,169
Smith & Nephew PLC	11,929	122,070
Smiths Group PLC	6,876	108,514
SSL International PLC	2,302	13,922
Stagecoach Group PLC	9,864	21,542
Tate & Lyle PLC	4,713	42,777
Taylor Woodrow PLC	6,807	35,547
Tesco PLC	95,732	591,363
3i Group PLC	7,596	97,127
TI Automotive Ltd. (b) (d)	7,024	—
Tomkins PLC	9,652	47,115
Trinity Mirror PLC	3,700	45,179
Unilever PLC	34,456	338,368
United Business Media PLC	3,697	34,070
United Utilities PLC (a)	6,633	80,229
United Utilities PLC Class A	4,273	36,712
Vodafone Group PLC	822,059	2,229,308
Whitebread PLC	3,959	64,342
William Hill PLC	4,967	53,784
Wolseley PLC	7,245	135,411
WPP Group PLC	14,336	157,711
Yell Group PLC	8,818	74,491

		27,956,615

TOTAL COMMON STOCKS (Cost: $95,866,130)		111,366,885

PREFERRED STOCKS (0.24%)

GERMANY (0.20%)
Fresenius Medical Care AG (a)	306	17,740
Henkel KGaA	773	67,245
Porsche AG	90	57,435
Prosieben Satellite Media AG (a)	866	15,891
RWE AG	464	21,576
Volkswagen AG (a)	1,430	47,446

		227,333

ITALY (0.04%)
Banca Intesa SpA (a)	11,135	47,827

TOTAL PREFERRED STOCKS (Cost: $206,739)		275,160

	Shares or principal amount	Value
EXCHANGE-TRADED FUNDS (1.53%)
iShares MSCI EAFE Index Fund (c)	10,992	$1,761,468

TOTAL EXCHANGE-TRADED FUNDS (Cost: $1,458,090)		1,761,468

SHORT-TERM INVESTMENTS (14.03%)

COMMERCIAL PAPER (3.36%)
Alpine Securitization Corp.
2.28%, 01/06/05 (e)	$43,058	43,044
Amsterdam Funding Corp.
2.25%, 01/04/05 (e)	21,529	21,527
2.33%, 01/10/05 (e)	43,058	43,038
Barton Capital Corp.
2.27%, 01/04/05 (e)	88,139	88,133
2.27%, 01/10/05 (e)	95,757	95,714
2.30%, 01/21/05 (e)	34,811	34,771
Cancara Asset Securitisation LLC
2.25%, 01/05/05 (e)	105,493	105,480
2.29%, 01/07/05 (e)	86,115	86,093
Cantabric Finance LLC
2.27%, 01/03/05 (e)	44,780	44,780
2.28%, 01/03/05 (e)	49,947	49,947
2.38%, 01/20/05 (e)	86,115	86,019
Chariot Funding LLC
2.31%, 01/11/05 (e)	65,631	65,597
Corporate Asset Funding
2.21%, 02/07/05 (e)	64,586	64,448
2.26%, 02/03/05 (e)	86,115	85,948
CRC Funding LLC
2.21%, 02/07/05 (e)	21,529	21,483
Den Danske Bank NY
2.25%, 01/03/05 (e)	21,529	21,529
DEPFA Bank PLC
2.28%, 05/03/05 (e)	43,058	42,731
Edison Asset Securitization
2.26%, 05/04/05 (e)	107,644	106,826
Fairway Finance Corp.
2.55%, 01/03/05 (e)	83,037	83,037
Falcon Asset Securitization Corp.
2.27%, 01/13/05 (e)	17,223	17,212
2.30%, 02/02/05 (e)	86,115	85,950
2.31%, 01/11/05 (e)	87,160	87,115
2.33%, 01/12/05 (e)	40,141	40,118
Ford Credit Auto Receivables
1.85%, 01/14/05 (e)	43,058	43,034
2.28%, 04/27/05 (e)	64,586	64,120
Fortis Funding LLC
2.35%, 05/09/05 (e)	120,561	119,570
Gemini Securitization Corp.
2.31%, 01/10/05 (e)	43,058	43,039
General Electric Capital Corp.
2.24%, 02/02/05 (e)	258,346	257,864
2.26%, 01/05/05 (e)	86,115	86,104
2.29%, 01/24/05 (e)	21,529	21,500

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Georgetown Funding Co. LLC
2.27%, 01/20/05 (e)	$30,140	$30,108
2.38%, 01/19/05 (e)	34,446	34,410
Giro Funding US Corp.
2.20%, 02/08/05 (e)	47,814	47,709
2.30%, 02/02/05 (e)	21,529	21,488
2.33%, 02/03/05 (e)	21,529	21,486
Grampian Funding LLC
2.27%, 02/01/05 (e)	64,586	64,468
Jupiter Securitization Corp.
2.30%, 01/10/05 (e)	35,869	35,853
2.30%, 02/01/05 (e)	43,058	42,978
Kitty Hawk Funding Corp.
2.33%, 01/12/05 (e)	72,464	72,422
Liberty Street Funding Corp.
2.31%, 01/10/05 (e)	50,012	49,990
Mont Blanc Capital Corp.
2.27%, 01/07/05 (e)	29,376	29,368
2.32%, 01/10/05 (e)	44,286	44,266
Mortgage Interest Networking Trust
2.24%, 02/01/05 (e)	55,975	55,874
Nationwide Building Society
2.21%, 02/10/05 (e)	86,115	85,915
New Center Asset Trust
2.25%, 02/02/05 (e)	80,948	80,797
Park Avenue Receivables Corp.
2.31%, 01/19/05 (e)	43,228	43,184
Preferred Receivables Funding Corp.
2.30%, 01/19/05 (e)	43,058	43,014
2.30%, 02/02/05 (e)	43,058	42,975
2.34%, 01/20/05 (e)	64,586	64,516
Scaldis Capital LLC
2.28%, 01/07/05 (e)	77,504	77,484
Solitaire Funding Ltd.
2.28%, 01/04/05 (e)	51,776	51,773
2.28%, 02/02/05 (e)	54,895	54,791
Sydney Capital Corp.
2.25%, 01/18/05 (e)	43,058	43,017
2.29%, 01/06/05 (e)	63,312	63,300
Tulip Funding Corp.
2.25%, 01/14/05 (e)	43,058	43,028
2.35%, 01/13/05 (e)	125,458	125,376
2.36%, 01/24/05 (e)	86,115	85,997
UBS Finance (Delaware)
2.33%, 01/04/05 (e)	172,231	172,219
Variable Funding Capital Corp.
2.26%, 01/05/05 (e)	43,058	43,052
2.30%, 01/07/05 (e)	43,058	43,047
2.32%, 01/14/05 (e)	43,058	43,027
Yorktown Capital LLC
2.32%, 01/10/05 (e)	43,058	43,038
2.34%, 01/13/05 (e)	21,529	21,515

		3,877,256

FLOATING RATE NOTES (4.78%)
American Express Credit Corp.
2.43%, 10/26/05 (e)	172,231	172,301
Bank of Nova Scotia
2.34%, 09/26/05 (e)	21,529	21,522
Beta Finance Inc.
2.27%, 05/04/05 (e) (f)	51,669	51,666
2.32%, 09/23/05 (e) (f)	77,504	77,481
2.32%, 09/27/05 (e) (f)	68,892	68,872
2.44%, 03/15/05 (e) (f)	43,058	43,065
2.47%, 10/27/05 (e) (f)	81,810	81,883
Canadian Imperial Bank of Commerce
2.32%, 09/13/05 (e)	129,173	129,144
2.34%, 12/14/05 (e)	77,504	77,480
2.36%, 10/31/05 (e)	86,115	86,097
Cancara Asset Securitisation LLC
2.80%, 02/15/05 (e)	152,424	152,424
CC USA Inc.
2.06%, 07/29/05 (e) (f)	86,115	86,101
2.27%, 05/04/05 (e) (f)	86,115	86,110
Commodore CDO Ltd.
2.55%, 12/12/05 (e)	21,529	21,529
Den Danske Bank NY
2.32%, 08/12/05 (e)	86,115	86,100
2.33%, 10/17/05 (e)	86,115	86,095
2.35%, 08/26/05 (e)	86,115	86,099
DEPFA Bank PLC
2.47%, 09/15/05 (e)	86,115	86,115
Dorada Finance Inc.
2.06%, 07/29/05 (e) (f)	71,476	71,464
Fairway Finance LLC
2.35%, 03/14/05 (e)	86,115	86,115
2.37%, 01/20/05 (e)	43,058	43,058
Fifth Third Bancorp
2.38%, 11/23/05 (e) (f)	172,231	172,231
Five Finance Inc.
2.37%, 04/29/05 (e) (f)	68,892	68,890
General Electric Commercial Equipment Financing LLC
2.37%, 11/20/05 (e)	49,391	49,391
HBOS Treasury Services PLC
2.55%, 04/22/05 (e)	86,115	86,115
K2 USA LLC
2.05%, 07/25/05 (e) (f)	43,058	43,053
2.33%, 06/10/05 (e) (f)	86,115	86,111
2.33%, 09/12/05 (e) (f)	86,115	86,103
2.39%, 10/20/05 (e) (f)	86,115	86,118

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

FLOATING RATE NOTES (Cont.)
Links Finance LLC
2.12%, 04/25/05 (e)	$86,115	$86,133
2.35%, 04/15/05 (e) (f)	86,115	86,110
2.36%, 11/16/05 (e) (f)	43,058	43,050
National City Bank (Ohio)
2.29%, 08/09/05 (e)	86,115	86,100
2.35%, 06/23/05 (e)	86,115	86,103
2.36%, 06/10/05 (e)	43,058	43,064
Nationwide Building Society
2.40%, 01/06/06 (e) (f)	86,115	86,115
2.58%, 01/27/06 (e) (f)	146,396	146,413
Norddeutsche Landesbank
2.04%, 07/27/05 (e)	86,115	86,098
Northern Rock PLC
2.02%, 01/13/05 (e)	81,810	81,810
2.39%, 10/25/05 (e)	172,231	172,231
Permanent Financing PLC
2.32%, 03/10/05 (e)	86,115	86,115
2.34%, 09/12/05 (e)	107,644	107,644
2.35%, 06/10/05 (e)	38,752	38,752
Sedna Finance Inc.
2.37%, 01/10/06 (e)	17,223	17,219
Sigma Finance Inc.
2.01%, 01/09/06 (e)	86,115	86,096
2.28%, 12/06/05 (e) (f)	86,115	86,090
2.34%, 10/07/05 (e) (f)	30,140	30,133
2.39%, 08/17/05 (e)	43,058	43,060
2.39%, 09/15/05 (e)	107,644	107,651
2.47%, 11/28/05 (e) (f)	86,115	86,185
Tango Finance Corp.
2.24%, 05/17/05 (e) (f)	71,476	71,474
2.30%, 04/07/05 (e) (f)	31,604	31,603
2.33%, 02/25/05 (e) (f)	48,225	48,223
2.36%, 01/18/05 (e) (f)	37,891	37,891
2.37%, 09/15/05 (e) (f)	75,781	75,773
2.39%, 07/25/05 (e) (f)	86,115	86,110
Wachovia Asset Securitization Inc.
2.40%, 01/25/05 (e)	129,173	129,173
2.40%, 01/25/05 (e)	129,173	129,173
WhistleJacket Capital LLC
2.32%, 12/08/05 (e) (f)	55,975	55,967
2.36%, 07/15/05 (e) (f)	64,586	64,580
2.36%, 09/15/05 (e)	64,586	64,578
2.36%, 10/14/05 (e) (f)	43,058	43,054
2.38%, 01/17/06 (e) (f)	30,140	30,140
2.45%, 06/15/05 (e) (f)	43,058	43,053

	Shares or principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

FLOATING RATE NOTES (Cont.)
White Pine Finance LLC
2.02%, 07/11/05 (e)	$21,529	$21,528
2.24%, 11/01/05 (e) (f)	43,919	43,908
2.27%, 07/05/05 (e)	43,058	43,053
2.29%, 05/20/05 (e)	38,752	38,750
2.35%, 04/15/05 (e) (f)	64,586	64,583
2.37%, 06/15/05 (e) (f)	35,307	35,307
2.37%, 01/13/06 (e) (f)	86,115	86,106
2.38%, 03/29/05 (e)	37,030	37,028
2.38%, 06/28/05 (e)	57,697	57,691
2.38%, 08/26/05 (e) (f)	43,058	43,053
Winston Funding Ltd.
2.16%, 01/23/05 (e) (f)	61,486	61,486

		5,514,190

MEDIUM-TERM NOTES (0.24%)
CC USA Inc.
1.29%, 04/15/05 (e) (f)	86,115	86,113
1.51%, 02/15/05 (e) (f)	55,975	55,985
Dorada Finance Inc.
1.48%, 01/18/05 (e) (f)	64,586	64,586
K2 USA LLC
1.46%, 01/12/05 (e) (f)	43,058	43,058
WhistleJacket Capital LLC
1.32%, 02/04/05 (e) (f)	21,529	21,528

		271,270

MONEY MARKET FUNDS (2.58%)
Barclays Global Investors Funds Government Money Market Fund, Institutional Shares (c) (e)	344,461	344,461
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares (c) (e)	1,716,125	1,716,125
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares (c) (e)	861,153	861,153
BlackRock Temp Cash Money Market Fund (e)	16,060	16,060
Short Term Investment Co. - Prime Money Market Portfolio, Institutional Shares (e)	32,493	32,493

		2,970,292

See accompanying notes to financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (1.12%)
Goldman Sachs & Co.
2.29%, 01/03/05 (e) (g)	$861,153	$861,153
Merrill Lynch Government Securities Inc.
2.30%, 01/03/05 (e) (g)	430,576	430,576

		1,291,729

TIME DEPOSITS (1.68%)
Abbey National Treasury Services PLC
1.25%, 01/06/05 (e)	86,115	86,115
1.33%, 02/10/05 (e)	43,058	43,057
1.39%, 02/02/05 (e)	43,058	43,057
1.39%, 04/08/05 (e)	60,281	60,278
2.63%, 01/04/05 (e)	86,115	86,115
Bank of America N.A.
1.50%, 01/03/05 (e)	88,121	88,121
Credit Suisse First Boston
2.34%, 01/14/05 (e)	129,173	129,173
Fifth Third Bancorp
2.18%, 01/03/05 (e)	86,115	86,115
HBOS Treasury Services PLC
1.24%, 04/01/05 (e)	55,114	55,112
Natexis Banques
2.32%, 02/02/05 (e)	21,529	21,530
National City Bank (Ohio)
1.25%, 01/06/05 (e)	86,115	86,115
Norddeutsche Landesbank
2.11%, 06/07/05 (e)	86,115	86,108
Toronto-Dominion Bank
1.22%, 03/23/05 (e)	150,702	150,696
1.34%, 02/10/05 (e)	34,446	34,446
1.77%, 05/10/05 (e)	43,058	43,056
1.90%, 05/11/05 (e)	43,058	43,056
2.25%, 01/31/05 (e)	43,058	43,058
2.30%, 05/12/05 (e)	21,529	21,523
2.66%, 11/09/05 (e)	86,115	86,104
UBS Finance (Connecticut)
2.32%, 01/07/05 (e)	86,115	86,115
2.67%, 11/09/05 (e)	34,446	34,443
Washington Mutual Bank
2.27%, 02/02/05 (e)	34,446	34,446
2.35%, 02/02/05 (e)	137,784	137,783
Wells Fargo Bank N.A.
2.34%, 01/26/05 (e)	344,461	344,461

		1,930,083

U.S. GOVERNMENT AGENCY NOTES (0.27%)
Federal Home Loan Mortgage Corp.
1.63%, 04/15/05 (e)	60,281	60,335
1.80%, 01/18/05 (e)	40,044	40,014
1.80%, 01/19/05 (e)	43,058	43,024
2.06%, 05/31/05 (e)	42,931	42,567
Federal National Mortgage Association
2.33%, 07/22/05 (e)	129,173	127,504

		313,444

TOTAL SHORT-TERM INVESTMENTS (Cost: $16,168,264)		16,168,264

TOTAL INVESTMENTS IN SECURITIES (112.44%) (Cost: $113,699,223)		129,571,777

Other Assets, Less Liabilities (-12.44%)		(14,330,740)

NET ASSETS (100.00%)		$115,241,037

(a)	All or a portion of this security represents a security on loan. See Note 4.
(b)	Non-income earning security.
(c)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(d)	Security valued at fair value in accordance with procedures approved by the Board of Trustees. See Note 1.
(e)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.
(f)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	Repurchase agreements held as collateral for securities on loan are fully collateralized by U.S. Government securities, with interest rates ranging from 2.79% to 10.00% and maturity dates ranging from 2/1/07 to 8/1/42.

As of December 31, 2004, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized appreciation
TOPIX (03/11/05)	4	$433,981	$13,955
Euro 50 (03/18/05)	16	637,651	3,480
FTSE 100 (03/18/05)	6	547,277	5,366

			$22,801

See accompanying notes to financial statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares or principal amount	Value
MASTER PORTFOLIOS (86.28%)
Active Stock Master Portfolio (a)		$39,725,014
CoreAlpha Bond Master Portfolio (a)		116,326,624

TOTAL MASTER PORTFOLIOS		156,051,638

EXCHANGE-TRADED FUNDS (13.29%)
iShares MSCI EAFE Index Fund (a) (b)	97,058	15,553,544
iShares Russell 2000 Index Fund (a) (b)	33,096	4,285,932
iShares S&P MidCap 400 Index Fund (a) (b)	31,703	4,194,941

TOTAL EXCHANGE-TRADED FUNDS (Cost: $20,831,836)		24,034,417

SHORT-TERM INVESTMENTS (3.70%)

COMMERCIAL PAPER (0.76%)
Alpine Securitization Corp.
2.28%, 01/06/05 (c)	$15,246	15,236
Amsterdam Funding Corp.
2.25%, 01/04/05 (c)	7,623	7,623
2.33%, 01/10/05 (c)	15,246	15,240
Barton Capital Corp.
2.27%, 01/04/05 (c)	31,210	31,208
2.27%, 01/10/05 (c)	33,907	33,892
2.30%, 01/21/05 (c)	12,326	12,313
Cancara Asset Securitisation LLC
2.25%, 01/05/05 (c)	37,354	37,350
2.29%, 01/07/05 (c)	30,493	30,485
Cantabric Finance LLC
2.27%, 01/03/05 (c)	15,856	15,856
2.28%, 01/03/05 (c)	17,686	17,686
2.38%, 01/20/05 (c)	30,493	30,459
Chariot Funding LLC
2.31%, 01/11/05 (c)	23,240	23,228
Corporate Asset Funding
2.21%, 02/07/05 (c)	22,870	22,821
2.26%, 02/03/05 (c)	30,493	30,434
CRC Funding LLC
2.21%, 02/07/05 (c)	7,623	7,607
Den Danske Bank NY
2.25%, 01/03/05 (c)	7,623	7,623
DEPFA Bank PLC
2.28%, 05/03/05 (c)	15,246	15,131
Edison Asset Securitization
2.26%, 05/04/05 (c)	38,116	37,827
Fairway Finance Corp.
2.55%, 01/03/05 (c)	29,403	29,403
Falcon Asset Securitization Corp.
2.27%, 01/13/05 (c)	6,099	6,095
2.30%, 02/02/05 (c)	30,493	30,435
2.31%, 01/11/05 (c)	30,863	30,848
2.33%, 01/12/05 (c)	14,214	14,206

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Ford Credit Auto Receivables
1.85%, 01/14/05 (c)	$15,246	$15,238
2.28%, 04/27/05 (c) (a)	22,870	22,705
Fortis Funding LLC
2.35%, 05/09/05 (c)	42,690	42,339
Gemini Securitization Corp.
2.31%, 01/10/05 (c)	15,246	15,240
General Electric Capital Corp.
2.24%, 02/02/05 (c)	91,479	91,308
2.26%, 01/05/05 (c)	30,493	30,489
2.29%, 01/24/05 (c)	7,623	7,613
Georgetown Funding Co. LLC
2.27%, 01/20/05 (c)	10,673	10,661
2.38%, 01/19/05 (c)	12,197	12,184
Giro Funding US Corp.
2.20%, 02/08/05 (c)	16,931	16,893
2.30%, 02/02/05 (c)	7,623	7,609
2.33%, 02/03/05 (c)	7,623	7,608
Grampian Funding LLC
2.27%, 02/01/05 (c)	22,870	22,828
Jupiter Securitization Corp.
2.30%, 01/10/05 (c)	12,701	12,695
2.30%, 02/01/05 (c)	15,246	15,218
Kitty Hawk Funding Corp.
2.33%, 01/12/05 (c)	25,659	25,644
Liberty Street Funding Corp.
2.31%, 01/10/05 (c)	17,709	17,701
Mont Blanc Capital Corp.
2.27%, 01/07/05 (c)	10,402	10,399
2.32%, 01/10/05 (c)	15,681	15,674
Mortgage Interest Networking Trust
2.24%, 02/01/05 (c)	19,820	19,785
Nationwide Building Society
2.21%, 02/10/05 (c)	30,493	30,422
New Center Asset Trust
2.25%, 02/02/05 (c)	28,663	28,610
Park Avenue Receivables Corp.
2.31%, 01/19/05 (c)	15,307	15,291
Preferred Receivables Funding Corp.
2.30%, 01/19/05 (c)	15,246	15,231
2.30%, 02/02/05 (c)	15,246	15,217
2.34%, 01/20/05 (c)	22,870	22,844
Scaldis Capital LLC
2.28%, 01/07/05 (c)	27,444	27,437
Solitaire Funding Ltd.
2.28%, 01/04/05 (c)	18,334	18,332
2.28%, 02/02/05 (c)	19,438	19,401
Sydney Capital Corp.
2.25%, 01/18/05 (c)	15,246	15,232
2.29%, 01/06/05 (c)	22,418	22,414

See accompanying notes to financial statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Tulip Funding Corp.
2.25%, 01/14/05 (c)	$15,246	$15,237
2.35%, 01/13/05 (c)	44,424	44,395
2.36%, 01/24/05 (c)	30,493	30,451
UBS Finance (Delaware)
2.33%, 01/04/05 (c)	60,986	60,982
Variable Funding Capital Corp.
2.26%, 01/05/05 (c)	15,246	15,245
2.30%, 01/07/05 (c)	15,246	15,243
2.32%, 01/14/05 (c)	15,246	15,236
Yorktown Capital LLC
2.32%, 01/10/05 (c)	15,246	15,240
2.34%, 01/13/05 (c)	7,623	7,618

		1,372,915

FLOATING RATE NOTES (1.08%)
American Express Credit Corp.
2.43%, 10/26/05 (c)	60,986	61,011
Bank of Nova Scotia
2.34%, 09/26/05 (c)	7,623	7,621
Beta Finance Inc.
2.27%, 05/04/05 (c) (d)	18,296	18,295
2.32%, 09/23/05 (c) (d)	27,444	27,436
2.32%, 09/27/05 (c) (d)	24,394	24,387
2.44%, 03/15/05 (c) (d)	15,246	15,249
2.47%, 10/27/05 (c) (d)	28,968	28,995
Canadian Imperial Bank of Commerce
2.32%, 09/13/05 (c)	45,739	45,729
2.34%, 12/14/05 (c)	27,444	27,435
2.36%, 10/31/05 (c)	30,493	30,486
Cancara Asset Securitisation LLC
2.80%, 02/15/05 (c)	53,973	53,973
CC USA Inc.
2.06%, 07/29/05 (c) (d)	30,493	30,488
2.27%, 05/04/05 (c) (d)	30,493	30,491
Commodore CDO Ltd.
2.55%, 12/12/05 (c)	7,623	7,623
Den Danske Bank NY
2.32%, 08/12/05 (c)	30,493	30,487
2.33%, 10/17/05 (c)	30,493	30,486
2.35%, 08/26/05 (c)	30,493	30,487
DEPFA Bank PLC
2.47%, 09/15/05 (c)	30,493	30,493
Dorada Finance Inc.
2.06%, 07/29/05 (c) (d)	25,309	25,305
Fairway Finance LLC
2.35%, 03/14/05 (c)	30,493	30,493
2.37%, 01/20/05 (c)	15,246	15,246
Fifth Third Bancorp
2.38%, 11/23/05 (c) (d)	60,986	60,986
Five Finance Inc.
2.37%, 04/29/05 (c) (d)	24,394	24,394
General Electric Commercial Equipment Financing LLC
2.37%, 11/20/05 (c)	17,489	17,489
HBOS Treasury Services PLC
2.55%, 04/22/05 (c)	30,493	30,493
K2 USA LLC
2.05%, 07/25/05 (c) (d)	15,246	15,245
2.33%, 06/10/05 (c) (d)	30,493	30,491
2.33%, 09/12/05 (c) (d)	30,493	30,489
2.39%, 10/20/05 (c) (d)	30,493	30,494
Links Finance LLC
2.12%, 04/25/05 (c)	30,493	30,499
2.35%, 04/15/05 (c) (d)	30,493	30,491
2.36%, 11/16/05 (c) (d)	15,246	15,244
National City Bank (Ohio)
2.29%, 08/09/05 (c)	30,493	30,488
2.35%, 06/23/05 (c)	30,493	30,489
2.36%, 06/10/05 (c)	15,246	15,249
Nationwide Building Society
2.40%, 01/06/06 (c) (d)	30,493	30,493
2.58%, 01/27/06 (c) (d)	51,838	51,844
Norddeutsche Landesbank
2.04%, 07/27/05 (c)	30,493	30,487
Northern Rock PLC
2.02%, 01/13/05 (c)	28,968	28,968
2.39%, 10/25/05 (c)	60,986	60,986
Permanent Financing PLC
2.32%, 03/10/05 (c)	30,493	30,493
2.34%, 09/12/05 (c)	38,116	38,116
2.35%, 06/10/05 (c)	13,722	13,722
Sedna Finance Inc.
2.37%, 01/10/06 (c)	6,099	6,097
Sigma Finance Inc.
2.01%, 01/09/06 (c)	30,493	30,486
2.28%, 12/06/05 (c) (d)	30,493	30,484
2.34%, 10/07/05 (c) (d)	10,673	10,670
2.39%, 08/17/05 (c)	15,246	15,247
2.39%, 09/15/05 (c)	38,116	38,119
2.47%, 11/28/05 (c) (d)	30,493	30,518
Tango Finance Corp.
2.24%, 05/17/05 (c) (d)	25,309	25,309
2.30%, 04/07/05 (c) (d)	11,191	11,191
2.33%, 02/25/05 (c) (d)	17,076	17,076
2.36%, 01/18/05 (c) (d)	13,417	13,417
2.37%, 09/15/05 (c) (d)	26,834	26,831
2.39%, 07/25/05 (c) (d)	30,493	30,491
Wachovia Asset Securitization Inc.
2.40%, 01/25/05 (c)	45,739	45,739
2.40%, 01/25/05 (c)	45,739	45,739
WhistleJacket Capital LLC
2.32%, 12/08/05 (c) (d)	19,820	19,817
2.36%, 07/15/05 (c) (d)	22,870	22,867
2.36%, 09/15/05 (c)	22,870	22,867

See accompanying notes to financial statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares or principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

FLOATING RATE NOTES (Cont.)
WhistleJacket Capital LLC (Cont.)
2.36%, 10/14/05 (c) (d)	$15,246	$15,245
2.38%, 01/17/06 (c) (d)	10,673	10,672
2.45%, 06/15/05 (c) (d)	15,246	15,245
White Pine Finance LLC
2.02%, 07/11/05 (c)	7,623	7,623
2.24%, 11/01/05 (c) (d)	15,551	15,547
2.27%, 07/05/05 (c)	15,246	15,245
2.29%, 05/20/05 (c)	13,722	13,721
2.35%, 04/15/05 (c) (d)	22,870	22,868
2.37%, 06/15/05 (c) (d)	12,502	12,502
2.37%, 01/13/06 (c) (d)	30,493	30,490
2.38%, 03/29/05 (c)	13,112	13,111
2.38%, 06/28/05 (c)	20,430	20,428
2.38%, 08/26/05 (c) (d)	15,246	15,245
Winston Funding Ltd.
2.16%, 01/23/05 (c) (d)	21,772	21,772

		1,952,545

MEDIUM-TERM NOTES (0.05%)
CC USA Inc.
1.29%, 04/15/05 (c) (d)	30,493	30,492
1.51%, 02/15/05 (c) (d)	19,820	19,824
Dorada Finance Inc.
1.48%, 01/18/05 (c) (d)	22,870	22,870
K2 USA LLC
1.46%, 01/12/05 (c) (d)	15,246	15,246
WhistleJacket Capital LLC
1.32%, 02/04/05 (c) (d)	7,623	7,624

		96,056

MONEY MARKET FUNDS (1.12%)
Barclays Global Investors Funds Government Money Market Fund, Institutional Shares (a) (c)	121,972	121,972
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares (a) (c)	1,586,286	1,586,286
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares (a) (c)	304,930	304,930
BlackRock Temp Cash Money Market Fund (c)	5,687	5,687
Short Term Investment Co. - Prime Money Market Portfolio, Institutional Shares (c)	11,506	11,506

		2,030,381

	Principal amount	Value
SHORT - TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (0.25%)
Goldman Sachs & Co.
2.29%, 01/03/05 (c) (e)	$304,930	$304,930
Merrill Lynch Government Securities Inc.
2.30%, 01/03/05 (c) (e)	152,465	152,465

		457,395

TIME DEPOSITS (0.38%)
Abbey National Treasury Services PLC
1.25%, 01/06/05 (c)	30,493	30,493
1.33%, 02/10/05 (c)	15,246	15,246
1.39%, 02/02/05 (c)	15,246	15,246
1.39%, 04/08/05 (c)	21,345	21,344
2.63%, 01/04/05 (c)	30,493	30,493
Bank of America N.A.
1.50%, 01/03/05 (c)	31,203	31,203
Credit Suisse First Boston
2.34%, 01/14/05 (c)	45,739	45,739
Fifth Third Bancorp
2.18%, 01/03/05 (c)	30,493	30,493
HBOS Treasury Services PLC
1.24%, 04/01/05 (c)	19,516	19,515
Natexis Banques
2.32%, 02/02/05 (c)	7,623	7,624
National City Bank (Ohio)
1.25%, 01/06/05 (c)	30,493	30,493
Norddeutsche Landesbank
2.11%, 06/07/05 (c)	30,493	30,490
Toronto-Dominion Bank
1.22%, 03/23/05 (c)	53,363	53,361
1.34%, 02/10/05 (c)	12,197	12,197
1.77%, 05/10/05 (c)	15,246	15,246
1.90%, 05/11/05 (c)	15,246	15,246
2.25%, 01/31/05 (c)	15,246	15,246
2.30%, 05/12/05 (c)	7,623	7,621
2.66%, 11/09/05 (c)	30,493	30,489
UBS Finance (Connecticut)
2.32%, 01/07/05 (c)	30,493	30,493
2.67%, 11/09/05 (c)	12,197	12,196
Washington Mutual Bank
2.27%, 02/02/05 (c)	12,197	12,197
2.35%, 02/02/05 (c)	48,789	48,788
Wells Fargo Bank N.A.
2.34%, 01/26/05 (c)	121,972	121,972

		683,431

See accompanying notes to financial statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
U.S. GOVERNMENT AGENCY NOTES (0.06%)
Federal Home Loan Mortgage Corp.
1.63%, 04/15/05 (c)	$21,345	$21,364
1.80%, 01/18/05 (c)	14,179	14,169
1.80%, 01/19/05 (c)	15,246	15,234
2.06%, 05/31/05 (c)	15,202	15,073
Federal National Mortgage Association
2.33%, 07/22/05 (c)	45,739	45,149

		110,989

TOTAL SHORT-TERM INVESTMENTS (Cost: $6,703,712)		6,703,712

TOTAL INVESTMENTS (103.27%)		186,789,767

Other Assets, Less Liabilities (-3.27%)		(5,916,127)

NET ASSETS (100.00%)		$180,873,640

(a)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.
(d)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Repurchase agreements held as collateral for securities on loan are fully collateralized by U.S. Government securities, with interest rates ranging from 2.79% to 10.00% and maturity dates ranging from 2/1/07 to 8/1/42.

See accompanying notes to financial statements.

LIFEPATH 2010 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares or Principal amount	Value
MASTER PORTFOLIOS (82.52%)
Active Stock Master Portfolio (a)		$151,493,416
CoreAlpha Bond Master Portfolio (a)		255,148,713

TOTAL MASTER PORTFOLIOS		406,642,129

EXCHANGE-TRADED FUNDS (17.17%)
iShares MSCI EAFE Index Fund (a) (b)	359,589	57,624,137
iShares Russell 2000 Index Fund (a) (b)	107,072	13,865,824
iShares S&P MidCap 400 Index Fund (a) (b)	99,155	13,120,190

TOTAL EXCHANGE-TRADED FUNDS (Cost: $73,257,051)		84,610,151

SHORT-TERM INVESTMENTS (10.21%)

COMMERCIAL PAPER (2.41%)
Alpine Securitization Corp.
2.28%, 01/06/05 (c)	$132,060	132,035
Amsterdam Funding Corp.
2.25%, 01/04/05 (c)	66,030	66,026
2.33%, 01/10/05 (c)	132,060	132,000
Barton Capital Corp.
2.27%, 01/04/05 (c)	270,327	270,310
2.27%, 01/10/05 (c)	293,692	293,562
2.30%, 01/21/05 (c)	106,768	106,645
Cancara Asset Securitisation LLC
2.25%, 01/05/05 (c)	323,553	323,513
2.29%, 01/07/05 (c)	264,121	264,053
Cantabric Finance LLC
2.27%, 01/03/05 (c)	137,343	137,343
2.28%, 01/03/05 (c)	153,190	153,190
2.38%, 01/20/05 (c)	264,121	263,824
Chariot Funding LLC
2.31%, 01/11/05 (c)	201,294	201,191
Corporate Asset Funding
2.21%, 02/07/05 (c)	198,090	197,666
2.26%, 02/03/05 (c)	264,121	263,607
CRC Funding LLC
2.21%, 02/07/05 (c)	66,030	65,889
Den Danske Bank NY
2.25%, 01/03/05 (c)	66,030	66,030
DEPFA Bank PLC
2.28%, 05/03/05 (c)	132,060	131,059
Edison Asset Securitization
2.26%, 05/04/05 (c)	330,151	327,643
Fairway Finance Corp.
2.55%, 01/03/05 (c)	254,678	254,678
Falcon Asset Securitization Corp.
2.27%, 01/13/05 (c)	52,824	52,791
2.30%, 02/02/05 (c)	264,121	263,614
2.31%, 01/11/05 (c)	267,324	267,187
2.33%, 01/12/05 (c)	123,115	123,043

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Ford Credit Auto Receivables
1.85%, 01/14/05 (c)	$132,060	$131,986
2.28%, 04/27/05 (c)	198,090	196,660
Fortis Funding LLC
2.35%, 05/09/05 (c)	369,769	366,728
Gemini Securitization Corp.
2.31%, 01/10/05 (c)	132,060	132,002
General Electric Capital Corp.
2.24%, 02/02/05 (c)	792,362	790,883
2.26%, 01/05/05 (c)	264,121	264,087
2.29%, 01/24/05 (c)	66,030	65,942
Georgetown Funding Co. LLC
2.27%, 01/20/05 (c)	92,442	92,343
2.38%, 01/19/05 (c)	105,648	105,537
Giro Funding US Corp.
2.20%, 02/08/05 (c)	146,648	146,325
2.30%, 02/02/05 (c)	66,030	65,904
2.33%, 02/03/05 (c)	66,030	65,898
Grampian Funding LLC
2.27%, 02/01/05 (c)	198,090	197,728
Jupiter Securitization Corp.
2.30%, 01/10/05 (c)	110,012	109,962
2.30%, 02/01/05 (c)	132,060	131,816
Kitty Hawk Funding Corp.
2.33%, 01/12/05 (c)	222,252	222,123
Liberty Street Funding Corp.
2.31%, 01/10/05 (c)	153,391	153,322
Mont Blanc Capital Corp.
2.27%, 01/07/05 (c)	90,097	90,075
2.32%, 01/10/05 (c)	135,827	135,766
Mortgage Interest Networking Trust
2.24%, 02/01/05 (c)	171,678	171,369
Nationwide Building Society
2.21%, 02/10/05 (c)	264,121	263,505
New Center Asset Trust
2.25%, 02/02/05 (c)	248,273	247,808
Park Avenue Receivables Corp.
2.31%, 01/19/05 (c)	132,583	132,447
Preferred Receivables Funding Corp.
2.30%, 01/19/05 (c)	132,060	131,925
2.30%, 02/02/05 (c)	132,060	131,808
2.34%, 01/20/05 (c)	198,090	197,872
Scaldis Capital LLC
2.28%, 01/07/05 (c)	237,709	237,648
Solitaire Funding Ltd.
2.28%, 01/04/05 (c)	158,800	158,790
2.28%, 02/02/05 (c)	168,366	168,046
Sydney Capital Corp.
2.25%, 01/18/05 (c)	132,060	131,937
2.29%, 01/06/05 (c)	194,181	194,144

See accompanying notes to financial statements.

LIFEPATH 2010 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Tulip Funding Corp.
2.25%, 01/14/05 (c)	$132,060	$131,970
2.35%, 01/13/05 (c)	384,787	384,536
2.36%, 01/24/05 (c)	264,121	263,757
UBS Finance (Delaware)
2.33%, 01/04/05 (c)	528,241	528,207
Variable Funding Capital Corp.
2.26%, 01/05/05 (c)	132,060	132,044
2.30%, 01/07/05 (c)	132,060	132,027
2.32%, 01/14/05 (c)	132,060	131,967
Yorktown Capital LLC
2.32%, 01/10/05 (c)	132,060	132,001
2.34%, 01/13/05 (c)	66,030	65,987

		11,891,781

FLOATING RATE NOTES (3.43%)
American Express Credit Corp.
2.43%, 10/26/05 (c)	528,241	528,456
Bank of Nova Scotia
2.34%, 09/26/05 (c)	66,030	66,009
Beta Finance Inc.
2.27%, 05/04/05 (c) (d)	158,472	158,462
2.32%, 09/23/05 (c) (d)	237,709	237,640
2.32%, 09/27/05 (c) (d)	211,297	211,235
2.44%, 03/15/05 (c) (d)	132,060	132,082
2.47%, 10/27/05 (c) (d)	250,915	251,140
Canadian Imperial Bank of Commerce
2.32%, 09/13/05 (c)	396,181	396,091
2.34%, 12/14/05 (c)	237,709	237,636
2.36%, 10/31/05 (c)	264,121	264,064
Cancara Asset Securitisation LLC
2.80%, 02/15/05 (c)	467,494	467,494
CC USA Inc.
2.06%, 07/29/05 (c) (d)	264,121	264,076
2.27%, 05/04/05 (c) (d)	264,121	264,103
Commodore CDO Ltd.
2.55%, 12/12/05 (c)	66,030	66,030
Den Danske Bank NY
2.32%, 08/12/05 (c)	264,121	264,073
2.33%, 10/17/05 (c)	264,121	264,059
2.35%, 08/26/05 (c)	264,121	264,070
DEPFA Bank PLC
2.47%, 09/15/05 (c)	264,121	264,121
Dorada Finance Inc.
2.06%, 07/29/05 (c) (d)	219,220	219,183
Fairway Finance LLC
2.35%, 03/14/05 (c)	264,121	264,121
2.37%, 01/20/05 (c)	132,060	132,060
Fifth Third Bancorp
2.38%, 11/23/05 (c) (d)	528,241	528,241
Five Finance Inc.
2.37%, 04/29/05 (c) (d)	211,297	211,290
General Electric Commercial Equipment Financing LLC
2.37%, 11/20/05 (c)	151,486	151,486
HBOS Treasury Services PLC
2.55%, 04/22/05 (c)	264,121	264,121
K2 USA LLC
2.05%, 07/25/05 (c) (d)	132,060	132,046
2.33%, 06/10/05 (c) (d)	264,121	264,107
2.33%, 09/12/05 (c) (d)	264,121	264,084
2.39%, 10/20/05 (c) (d)	264,121	264,128
Links Finance LLC
2.12%, 04/25/05 (c)	264,121	264,175
2.35%, 04/15/05 (c) (d)	264,121	264,106
2.36%, 11/16/05 (c) (d)	132,060	132,037
National City Bank (Ohio)
2.29%, 08/09/05 (c)	264,121	264,073
2.35%, 06/23/05 (c)	264,121	264,084
2.36%, 06/10/05 (c)	132,060	132,078
Nationwide Building Society
2.40%, 01/06/06 (c) (d)	264,121	264,121
2.58%, 01/27/06 (c) (d)	449,005	449,056
Norddeutsche Landesbank
2.04%, 07/27/05 (c)	264,121	264,068
Northern Rock PLC
2.02%, 01/13/05 (c)	250,915	250,915
2.39%, 10/25/05 (c)	528,241	528,241
Permanent Financing PLC
2.32%, 03/10/05 (c)	264,121	264,121
2.34%, 09/12/05 (c)	330,151	330,151
2.35%, 06/10/05 (c)	118,854	118,854
Sedna Finance Inc.
2.37%, 01/10/06 (c)	52,824	52,811
Sigma Finance Inc.
2.01%, 01/09/06 (c)	264,121	264,063
2.28%, 12/06/05 (c) (d)	264,121	264,044
2.34%, 10/07/05 (c) (d)	92,442	92,421
2.39%, 08/17/05 (c)	132,060	132,068
2.39%, 09/15/05 (c)	330,151	330,173
2.47%, 11/28/05 (c) (d)	264,121	264,335
Tango Finance Corp.
2.24%, 05/17/05 (c) (d)	219,220	219,217
2.30%, 04/07/05 (c) (d)	96,932	96,930
2.33%, 02/25/05 (c) (d)	147,908	147,903
2.36%, 01/18/05 (c) (d)	116,213	116,213
2.37%, 09/15/05 (c) (d)	232,426	232,401
2.39%, 07/25/05 (c) (d)	264,121	264,106
Wachovia Asset Securitization Inc.
2.40%, 01/25/05 (c)	396,181	396,181
2.40%, 01/25/05 (c)	396,181	396,181
WhistleJacket Capital LLC
2.32%, 12/08/05 (c) (d)	171,678	171,653
2.36%, 07/15/05 (c) (d)	198,090	198,069
2.36%, 09/15/05 (c)	198,090	198,063

See accompanying notes to financial statements.

LIFEPATH 2010 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares or principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

FLOATING RATE NOTES (Cont.)
WhistleJacket Capital LLC (Cont.)
2.36%, 10/14/05 (c) (d)	$132,060	$132,050
2.38%, 01/17/06 (c) (d)	92,442	92,442
2.45%, 06/15/05 (c) (d)	132,060	132,047
White Pine Finance LLC
2.02%, 07/11/05 (c)	66,030	66,027
2.24%, 11/01/05 (c) (d)	134,702	134,666
2.27%, 07/05/05 (c)	132,060	132,046
2.29%, 05/20/05 (c)	118,854	118,850
2.35%, 04/15/05 (c) (d)	198,090	198,079
2.37%, 06/15/05 (c) (d)	108,289	108,289
2.37%, 01/13/06 (c) (d)	264,121	264,092
2.38%, 03/29/05 (c)	113,572	113,566
2.38%, 06/28/05 (c)	176,961	176,943
2.38%, 08/26/05 (c) (d)	132,060	132,043
Winston Funding Ltd.
2.16%, 01/23/05 (c) (d)	188,582	188,582

		16,912,342

MEDIUM-TERM NOTES (0.17%)
CC USA Inc.
1.29%, 04/15/05 (c) (d)	264,121	264,113
1.51%, 02/15/05 (c) (d)	171,678	171,710
Dorada Finance Inc.
1.48%, 01/18/05 (c) (d)	198,090	198,090
K2 USA LLC
1.46%, 01/12/05 (c) (d)	132,060	132,060
WhistleJacket Capital LLC
1.32%, 02/04/05 (c) (d)	66,030	66,030

		832,003

MONEY MARKET FUNDS (2.00%)
Barclays Global Investors Funds Government Money Market Fund, Institutional Shares (a) (c)	1,056,483	1,056,483
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares (a) (c)	5,996,269	5,996,269
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares (a) (c)	2,641,206	2,641,206
BlackRock Temp Cash Money Market Fund (c)	49,256	49,256
Short Term Investment Co. - Prime Money Market Portfolio, Institutional Shares (c)	99,659	99,659

		9,842,873

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (0.80%)
Goldman Sachs & Co.
2.29%, 01/03/05 (c) (e)	$2,641,206	$2,641,206
Merrill Lynch Government Securities Inc.
2.30%, 01/03/05 (c) (e)	1,320,603	1,320,603

		3,961,809

TIME DEPOSITS (1.21%)
Abbey National Treasury Services PLC
1.25%, 01/06/05 (c)	264,121	264,121
1.33%, 02/10/05 (c)	132,060	132,058
1.39%, 02/02/05 (c)	132,060	132,059
1.39%, 04/08/05 (c)	184,884	184,877
2.63%, 01/04/05 (c)	264,121	264,121
Bank of America N.A.
1.50%, 01/03/05 (c)	270,271	270,271
Credit Suisse First Boston
2.34%, 01/14/05 (c)	396,181	396,181
Fifth Third Bancorp
2.18%, 01/03/05 (c)	264,121	264,121
HBOS Treasury Services PLC
1.24%, 04/01/05 (c)	169,037	169,033
Natexis Banques
2.32%, 02/02/05 (c)	66,030	66,031
National City Bank (Ohio)
1.25%, 01/06/05 (c)	264,121	264,121
Norddeutsche Landesbank
2.11%, 06/07/05 (c)	264,121	264,098
Toronto-Dominion Bank
1.22%, 03/23/05 (c)	462,211	462,194
1.34%, 02/10/05 (c)	105,648	105,647
1.77%, 05/10/05 (c)	132,060	132,056
1.90%, 05/11/05 (c)	132,060	132,056
2.25%, 01/31/05 (c)	132,060	132,060
2.30%, 05/12/05 (c)	66,030	66,014
2.66%, 11/09/05 (c)	264,121	264,087
UBS Finance (Connecticut)
2.32%, 01/07/05 (c)	264,121	264,121
2.67%, 11/09/05 (c)	105,648	105,640
Washington Mutual Bank
2.27%, 02/02/05 (c)	105,648	105,648
2.35%, 02/02/05 (c)	422,593	422,590
Wells Fargo Bank N.A.
2.34%, 01/26/05 (c)	1,056,483	1,056,483

		5,919,688

See accompanying notes to financial statements.

LIFEPATH 2010 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

U.S. GOVERNMENT AGENCY NOTES (0.19%)
Federal Home Loan Mortgage Corp.
1.63%, 04/15/05 (c)	$184,884	$185,050
1.80%, 01/18/05 (c)	122,816	122,724
1.80%, 01/19/05 (c)	132,060	131,955
2.06%, 05/31/05 (c)	131,672	130,557
Federal National Mortgage Association
2.33%, 07/22/05 (c)	396,181	391,064

		961,350

TOTAL SHORT-TERM INVESTMENTS (Cost: $50,321,846)		50,321,846

TOTAL INVESTMENTS (109.90%)		541,574,126

Other Assets, Less Liabilities (-9.90%)		(48,797,481)

NET ASSETS (100.00%)		$492,776,645

(a)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.
(d)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Repurchase agreements held as collateral for securities on loan are fully collateralized by U.S. Government securities, with interest rates ranging from 2.79% to 10.00% and maturity dates ranging from 2/1/07 to 8/1/42.

See accompanying notes to financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares or principal amount	Value
MASTER PORTFOLIOS (78.09%)
Active Stock Master Portfolio (a)		$318,736,881
CoreAlpha Bond Master Portfolio (a)		248,143,797

TOTAL MASTER PORTFOLIOS		566,880,678

EXCHANGE-TRADED FUNDS (21.64%)
iShares MSCI EAFE Index Fund (a) (b)	710,912	113,923,648
iShares Russell 2000 Index Fund (a) (b)	171,814	22,249,913
iShares S&P MidCap 400 Index Fund (a) (b)	157,998	20,906,295

TOTAL EXCHANGE-TRADED FUNDS (Cost: $135,197,510)		157,079,856

SHORT-TERM INVESTMENTS (9.19%)

COMMERCIAL PAPER (2.16%)
Alpine Securitization Corp.
2.28%, 01/06/05 (c)	$173,759	173,726
Amsterdam Funding Corp.
2.25%, 01/04/05 (c)	86,880	86,875
2.33%, 01/10/05 (c)	173,759	173,681
Barton Capital Corp.
2.27%, 01/04/05 (c)	355,686	355,663
2.27%, 01/10/05 (c)	386,427	386,257
2.30%, 01/21/05 (c)	140,481	140,319
Cancara Asset Securitisation LLC
2.25%, 01/05/05 (c)	425,718	425,664
2.29%, 01/07/05 (c)	347,519	347,431
Cantabric Finance LLC
2.27%, 01/03/05 (c)	180,710	180,710
2.28%, 01/03/05 (c)	201,561	201,561
2.38%, 01/20/05 (c)	347,519	347,128
Chariot Funding LLC
2.31%, 01/11/05 (c)	264,855	264,719
Corporate Asset Funding
2.21%, 02/07/05 (c)	260,639	260,080
2.26%, 02/03/05 (c)	347,519	346,843
CRC Funding LLC
2.21%, 02/07/05 (c)	86,880	86,693
Den Danske Bank NY
2.25%, 01/03/05 (c)	86,880	86,880
DEPFA Bank PLC
2.28%, 05/03/05 (c)	173,759	172,442
Edison Asset Securitization
2.26%, 05/04/05 (c)	434,399	431,099
Fairway Finance Corp.
2.55%, 01/03/05 (c)	335,095	335,095
Falcon Asset Securitization Corp.
2.27%, 01/13/05 (c)	69,504	69,460
2.30%, 02/02/05 (c)	347,519	346,853
2.31%, 01/11/05 (c)	351,734	351,554
2.33%, 01/12/05 (c)	161,989	161,895

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Ford Credit Auto Receivables
1.85%, 01/14/05 (c)	$173,759	$173,661
2.28%, 04/27/05 (c)	260,639	258,757
Fortis Funding LLC
2.35%, 05/09/05 (c)	486,526	482,525
Gemini Securitization Corp.
2.31%, 01/10/05 (c)	173,759	173,681
General Electric Capital Corp.
2.24%, 02/02/05 (c)	1,042,557	1,040,611
2.26%, 01/05/05 (c)	347,519	347,475
2.29%, 01/24/05 (c)	86,880	86,764
Georgetown Funding Co. LLC
2.27%, 01/20/05 (c)	121,632	121,501
2.38%, 01/19/05 (c)	139,008	138,861
Giro Funding US Corp.
2.20%, 02/08/05 (c)	192,953	192,528
2.30%, 02/02/05 (c)	86,880	86,713
2.33%, 02/03/05 (c)	86,880	86,705
Grampian Funding LLC
2.27%, 02/01/05 (c)	260,639	260,163
Jupiter Securitization Corp.
2.30%, 01/10/05 (c)	144,749	144,684
2.30%, 02/01/05 (c)	173,759	173,438
Kitty Hawk Funding Corp.
2.33%, 01/12/05 (c)	292,430	292,260
Liberty Street Funding Corp.
2.31%, 01/10/05 (c)	201,825	201,734
Mont Blanc Capital Corp.
2.27%, 01/07/05 (c)	118,546	118,516
2.32%, 01/10/05 (c)	178,715	178,634
Mortgage Interest Networking Trust
2.24%, 02/01/05 (c)	225,887	225,480
Nationwide Building Society
2.21%, 02/10/05 (c)	347,519	346,708
New Center Asset Trust
2.25%, 02/02/05 (c)	326,668	326,055
Park Avenue Receivables Corp.
2.31%, 01/19/05 (c)	174,448	174,268
Preferred Receivables Funding Corp.
2.30%, 01/19/05 (c)	173,759	173,582
2.30%, 02/02/05 (c)	173,759	173,426
2.34%, 01/20/05 (c)	260,639	260,351
Scaldis Capital LLC
2.28%, 01/07/05 (c)	312,767	312,688
Solitaire Funding Ltd.
2.28%, 01/04/05 (c)	208,942	208,929
2.28%, 02/02/05 (c)	221,529	221,109
Sydney Capital Corp.
2.25%, 01/18/05 (c)	173,759	173,597
2.29%, 01/06/05 (c)	255,496	255,447

See accompanying notes to financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Tulip Funding Corp.
2.25%, 01/14/05 (c)	$173,759	$173,641
2.35%, 01/13/05 (c)	506,286	505,956
2.36%, 01/24/05 (c)	347,519	347,041
UBS Finance (Delaware)
2.33%, 01/04/05 (c)	695,038	694,993
Variable Funding Capital Corp.
2.26%, 01/05/05 (c)	173,759	173,738
2.30%, 01/07/05 (c)	173,759	173,715
2.32%, 01/14/05 (c)	173,759	173,636
Yorktown Capital LLC
2.32%, 01/10/05 (c)	173,759	173,681
2.34%, 01/13/05 (c)	86,880	86,823

		15,646,703

FLOATING RATE NOTES (3.06%)
American Express Credit Corp.
2.43%, 10/26/05 (c)	695,038	695,320
Bank of Nova Scotia
2.34%, 09/26/05 (c)	86,880	86,852
Beta Finance Inc.
2.27%, 05/04/05 (c) (d)	208,511	208,498
2.32%, 09/23/05 (c) (d)	312,767	312,677
2.32%, 09/27/05 (c) (d)	278,015	277,934
2.44%, 03/15/05 (c) (d)	173,759	173,787
2.47%, 10/27/05 (c) (d)	330,143	330,439
Canadian Imperial Bank of Commerce
2.32%, 09/13/05 (c)	521,278	521,160
2.34%, 12/14/05 (c)	312,767	312,671
2.36%, 10/31/05 (c)	347,519	347,445
Cancara Asset Securitisation LLC
2.80%, 02/15/05 (c)	615,108	615,108
CC USA Inc.
2.06%, 07/29/05 (c) (d)	347,519	347,460
2.27%, 05/04/05 (c) (d)	347,519	347,496
Commodore CDO Ltd.
2.55%, 12/12/05 (c)	86,880	86,880
Den Danske Bank NY
2.32%, 08/12/05 (c)	347,519	347,456
2.33%, 10/17/05 (c)	347,519	347,437
2.35%, 08/26/05 (c)	347,519	347,452
DEPFA Bank PLC
2.47%, 09/15/05 (c)	347,519	347,519
Dorada Finance Inc.
2.06%, 07/29/05 (c) (d)	288,441	288,392
Fairway Finance LLC
2.35%, 03/14/05 (c)	347,519	347,519
2.37%, 01/20/05 (c)	173,759	173,759
Fifth Third Bancorp
2.38%, 11/23/05 (c) (d)	695,038	695,038
Five Finance Inc.
2.37%, 04/29/05 (c) (d)	278,015	278,007
General Electric Commercial Equipment Financing LLC
2.37%, 11/20/05 (c)	199,319	199,319
HBOS Treasury Services PLC
2.55%, 04/22/05 (c)	347,519	347,519
K2 USA LLC
2.05%, 07/25/05 (c) (d)	173,759	173,740
2.33%, 06/10/05 (c) (d)	347,519	347,501
2.33%, 09/12/05 (c) (d)	347,519	347,472
2.39%, 10/20/05 (c) (d)	347,519	347,528
Links Finance LLC
2.12%, 04/25/05 (c)	347,519	347,589
2.35%, 04/15/05 (c) (d)	347,519	347,500
2.36%, 11/16/05 (c) (d)	173,759	173,729
National City Bank (Ohio)
2.29%, 08/09/05 (c)	347,519	347,457
2.35%, 06/23/05 (c)	347,519	347,470
2.36%, 06/10/05 (c)	173,759	173,783
Nationwide Building Society
2.40%, 01/06/06 (c) (d)	347,519	347,519
2.58%, 01/27/06 (c) (d)	590,782	590,849
Norddeutsche Landesbank
2.04%, 07/27/05 (c)	347,519	347,450
Northern Rock PLC
2.02%, 01/13/05 (c)	330,143	330,143
2.39%, 10/25/05 (c)	695,038	695,038
Permanent Financing PLC
2.32%, 03/10/05 (c)	347,519	347,519
2.34%, 09/12/05 (c)	434,399	434,399
2.35%, 06/10/05 (c)	156,384	156,384
Sedna Finance Inc.
2.37%, 01/10/06 (c)	69,504	69,486
Sigma Finance Inc.
2.01%, 01/09/06 (c)	347,519	347,443
2.28%, 12/06/05 (c) (d)	347,519	347,418
2.34%, 10/07/05 (c) (d)	121,632	121,603
2.39%, 08/17/05 (c)	173,759	173,769
2.39%, 09/15/05 (c)	434,399	434,427
2.47%, 11/28/05 (c) (d)	347,519	347,801
Tango Finance Corp.
2.24%, 05/17/05 (c) (d)	288,441	288,435
2.30%, 04/07/05 (c) (d)	127,539	127,536
2.33%, 02/25/05 (c) (d)	194,611	194,605
2.36%, 01/18/05 (c) (d)	152,908	152,908
2.37%, 09/15/05 (c) (d)	305,817	305,783
2.39%, 07/25/05 (c) (d)	347,519	347,500
Wachovia Asset Securitization Inc.
2.40%, 01/25/05 (c)	521,278	521,278
2.40%, 01/25/05 (c)	521,278	521,278
WhistleJacket Capital LLC
2.32%, 12/08/05 (c) (d)	225,887	225,853
2.36%, 07/15/05 (c) (d)	260,639	260,611
2.36%, 09/15/05 (c)	260,639	260,603

See accompanying notes to financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares or principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

FLOATING RATE NOTES (Cont.)
WhistleJacket Capital LLC (Cont.)
2.36%, 10/14/05 (c) (d)	$173,759	$173,746
2.38%, 01/17/06 (c) (d)	121,632	121,630
2.45%, 06/15/05 (c) (d)	173,759	173,742
White Pine Finance LLC
2.02%, 07/11/05 (c)	86,880	86,875
2.24%, 11/01/05 (c) (d)	177,235	177,187
2.27%, 07/05/05 (c)	173,759	173,740
2.29%, 05/20/05 (c)	156,384	156,378
2.35%, 04/15/05 (c) (d)	260,639	260,625
2.37%, 06/15/05 (c) (d)	142,483	142,483
2.37%, 01/13/06 (c) (d)	347,519	347,480
2.38%, 03/29/05 (c)	149,433	149,425
2.38%, 06/28/05 (c)	232,838	232,814
2.38%, 08/26/05 (c) (d)	173,759	173,737
Winston Funding Ltd.
2.16%, 01/23/05 (c) (d)	248,129	248,129

		22,252,542

MEDIUM-TERM NOTES (0.15%)
CC USA Inc.
1.29%, 04/15/05 (c) (d)	347,519	347,509
1.51%, 02/15/05 (c) (d)	225,887	225,929
Dorada Finance Inc.
1.48%, 01/18/05 (c) (d)	260,639	260,639
K2 USA LLC
1.46%, 01/12/05 (c) (d)	173,759	173,759
WhistleJacket Capital LLC
1.32%, 02/04/05 (c) (d)	86,880	86,878

		1,094,714

MONEY MARKET FUNDS (1.86%)
Barclays Global Investors Funds Government Money Market Fund, Institutional Shares (a) (c)	1,390,076	1,390,076
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares (a) (c)	8,420,044	8,420,044
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares (a) (c)	3,475,189	3,475,189
BlackRock Temp Cash Money Market Fund (c)	64,810	64,810
Short Term Investment Co. - Prime Money Market Portfolio, Institutional Shares (c)	131,128	131,128

		13,481,247

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (0.72%)
Goldman Sachs & Co.
2.29%, 01/03/05 (c) (e)	$3,475,189	$3,475,189
Merrill Lynch Government Securities Inc.
2.30%, 01/03/05 (c) (e)	1,737,595	1,737,595

		5,212,784

TIME DEPOSITS (1.07%)
Abbey National Treasury Services PLC
1.25%, 01/06/05 (c)	347,519	347,519
1.33%, 02/10/05 (c)	173,759	173,757
1.39%, 02/02/05 (c)	173,759	173,757
1.39%, 04/08/05 (c)	243,263	243,254
2.63%, 01/04/05 (c)	347,519	347,519
Bank of America N.A.
1.50%, 01/03/05 (c)	355,612	355,612
Credit Suisse First Boston
2.34%, 01/14/05 (c)	521,278	521,278
Fifth Third Bancorp
2.18%, 01/03/05 (c)	347,519	347,519
HBOS Treasury Services PLC
1.24%, 04/01/05 (c)	222,412	222,407
Natexis Banques
2.32%, 02/02/05 (c)	86,880	86,880
National City Bank (Ohio)
1.25%, 01/06/05 (c)	347,519	347,519
Norddeutsche Landesbank
2.11%, 06/07/05 (c)	347,519	347,490
Toronto-Dominion Bank
1.22%, 03/23/05 (c)	608,158	608,135
1.34%, 02/10/05 (c)	139,008	139,005
1.77%, 05/10/05 (c)	173,759	173,753
1.90%, 05/11/05 (c)	173,759	173,753
2.25%, 01/31/05 (c)	173,759	173,759
2.30%, 05/12/05 (c)	86,880	86,858
2.66%, 11/09/05 (c)	347,519	347,475
UBS Finance (Connecticut)
2.32%, 01/07/05 (c)	347,519	347,519
2.67%, 11/09/05 (c)	139,008	138,996
Washington Mutual Bank
2.27%, 02/02/05 (c)	139,008	139,008
2.35%, 02/02/05 (c)	556,030	556,026
Wells Fargo Bank N.A.
2.34%, 01/26/05 (c)	1,390,076	1,390,076

		7,788,874

See accompanying notes to financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
U.S. GOVERNMENT AGENCY NOTES (0.17%)
Federal Home Loan Mortgage Corp.
1.63%, 04/15/05 (c)	$243,263	$243,481
1.80%, 01/18/05 (c)	161,596	161,476
1.80%, 01/19/05 (c)	173,759	173,620
2.06%, 05/31/05 (c)	173,249	171,781
Federal National Mortgage Association
2.33%, 07/22/05 (c)	521,278	514,546

		1,264,904

TOTAL SHORT-TERM INVESTMENTS (Cost: $66,741,768)		66,741,768

TOTAL INVESTMENTS (108.92%)		790,702,302

Other Assets, Less Liabilities (-8.92%)		(64,753,880)

NET ASSETS (100.00%)		$725,948,422

(a)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.
(d)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Repurchase agreements held as collateral for securities on loan are fully collateralized by U.S. Government securities, with interest rates ranging from 2.79% to 10.00% and maturity dates ranging from 2/1/07 to 8/1/42.

See accompanying notes to financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares or principal amount	Value
MASTER PORTFOLIOS (74.37%)
Active Stock Master Portfolio (a)		$231,969,396
CoreAlpha Bond Master Portfolio (a)		89,511,935

TOTAL MASTER PORTFOLIOS		321,481,331

EXCHANGE-TRADED FUNDS (25.21%)
iShares MSCI EAFE Index Fund (a) (b)	505,531	81,011,343
iShares Russell 2000 Index Fund (a) (b)	111,094	14,386,673
iShares S&P MidCap 400 Index Fund (a) (b)	102,794	13,601,702

TOTAL EXCHANGE-TRADED FUNDS (Cost: $94,169,232)		108,999,718

SHORT-TERM INVESTMENTS (7.19%)

COMMERCIAL PAPER (1.63%)
Alpine Securitization Corp.
2.28%, 01/06/05 (c)	$78,274	78,259
Amsterdam Funding Corp.
2.25%, 01/04/05 (c)	39,137	39,135
2.33%, 01/10/05 (c)	78,274	78,239
Barton Capital Corp.
2.27%, 01/04/05 (c)	160,227	160,217
2.27%, 01/10/05 (c)	174,076	173,999
2.30%, 01/21/05 (c)	63,283	63,210
Cancara Asset Securitisation LLC
2.25%, 01/05/05 (c)	191,775	191,751
2.29%, 01/07/05 (c)	156,548	156,509
Cantabric Finance LLC
2.27%, 01/03/05 (c)	81,405	81,405
2.28%, 01/03/05 (c)	90,798	90,798
2.38%, 01/20/05 (c)	156,548	156,372
Chariot Funding LLC
2.31%, 01/11/05 (c)	119,310	119,249
Corporate Asset Funding
2.21%, 02/07/05 (c)	117,411	117,160
2.26%, 02/03/05 (c)	156,548	156,244
CRC Funding LLC
2.21%, 02/07/05 (c)	39,137	39,053
Den Danske Bank NY
2.25%, 01/03/05 (c)	39,137	39,137
DEPFA Bank PLC
2.28%, 05/03/05 (c)	78,274	77,681
Edison Asset Securitization
2.26%, 05/04/05 (c)	195,685	194,199
Fairway Finance Corp.
2.55%, 01/03/05 (c)	150,952	150,952
Falcon Asset Securitization Corp.
2.27%, 01/13/05 (c)	31,310	31,290
2.30%, 02/02/05 (c)	156,548	156,248
2.31%, 01/11/05 (c)	158,447	158,366
2.33%, 01/12/05 (c)	72,972	72,929

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Ford Credit Auto Receivables (a)
1.85%, 01/14/05 (c)	$78,274	$78,230
2.28%, 04/27/05 (c)	117,411	116,564
Fortis Funding LLC
2.35%, 05/09/05 (c)	219,168	217,365
Gemini Securitization Corp.
2.31%, 01/10/05 (c)	78,274	78,239
General Electric Capital Corp.
2.24%, 02/02/05 (c)	469,645	468,768
2.26%, 01/05/05 (c)	156,548	156,529
2.29%, 01/24/05 (c)	39,137	39,085
Georgetown Funding Co. LLC
2.27%, 01/20/05 (c)	54,792	54,733
2.38%, 01/19/05 (c)	62,619	62,553
Giro Funding US Corp.
2.20%, 02/08/05 (c)	86,920	86,729
2.30%, 02/02/05 (c)	39,137	39,062
2.33%, 02/03/05 (c)	39,137	39,059
Grampian Funding LLC
2.27%, 02/01/05 (c)	117,411	117,197
Jupiter Securitization Corp.
2.30%, 01/10/05 (c)	65,206	65,176
2.30%, 02/01/05 (c)	78,274	78,129
Kitty Hawk Funding Corp.
2.33%, 01/12/05 (c)	131,732	131,656
Liberty Street Funding Corp.
2.31%, 01/10/05 (c)	90,917	90,876
Mont Blanc Capital Corp.
2.27%, 01/07/05 (c)	53,402	53,388
2.32%, 01/10/05 (c)	80,507	80,470
Mortgage Interest Networking Trust
2.24%, 02/01/05 (c)	101,756	101,573
Nationwide Building Society
2.21%, 02/10/05 (c)	156,548	156,183
New Center Asset Trust
2.25%, 02/02/05 (c)	147,155	146,880
Park Avenue Receivables Corp.
2.31%, 01/19/05 (c)	78,584	78,503
Preferred Receivables Funding Corp.
2.30%, 01/19/05 (c)	78,274	78,194
2.30%, 02/02/05 (c)	78,274	78,124
2.34%, 01/20/05 (c)	117,411	117,282
Scaldis Capital LLC
2.28%, 01/07/05 (c)	140,894	140,858
Solitaire Funding Ltd.
2.28%, 01/04/05 (c)	94,123	94,117
2.28%, 02/02/05 (c)	99,793	99,604
Sydney Capital Corp.
2.25%, 01/18/05 (c)	78,274	78,201
2.29%, 01/06/05 (c)	115,094	115,073

See accompanying notes to financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Tulip Funding Corp.
2.25%, 01/14/05 (c)	$78,274	$78,220
2.35%, 01/13/05 (c)	228,069	227,920
2.36%, 01/24/05 (c)	156,548	156,333
UBS Finance (Delaware)
2.33%, 01/04/05 (c)	313,097	313,076
Variable Funding Capital Corp.
2.26%, 01/05/05 (c)	78,274	78,264
2.30%, 01/07/05 (c)	78,274	78,254
2.32%, 01/14/05 (c)	78,274	78,219
Yorktown Capital LLC
2.32%, 01/10/05 (c)	78,274	78,239
2.34%, 01/13/05 (c)	39,137	39,112

		7,048,439

FLOATING RATE NOTES (2.32%)
American Express Credit Corp.
2.43%, 10/26/05 (c)	313,097	313,225
Bank of Nova Scotia
2.34%, 09/26/05 (c)	39,137	39,124
Beta Finance Inc.
2.27%, 05/04/05 (c) (d)	93,929	93,923
2.32%, 09/23/05 (c) (d)	140,894	140,853
2.32%, 09/27/05 (c) (d)	125,239	125,202
2.44%, 03/15/05 (c) (d)	78,274	78,287
2.47%, 10/27/05 (c) (d)	148,721	148,854
Canadian Imperial Bank of Commerce
2.32%, 09/13/05 (c)	234,823	234,769
2.34%, 12/14/05 (c)	140,894	140,850
2.36%, 10/31/05 (c)	156,548	156,515
Cancara Asset Securitisation LLC
2.80%, 02/15/05 (c)	277,091	277,091
CC USA Inc.
2.06%, 07/29/05 (c) (d)	156,548	156,522
2.27%, 05/04/05 (c) (d)	156,548	156,538
Commodore CDO Ltd.
2.55%, 12/12/05 (c)	39,137	39,137
Den Danske Bank NY
2.32%, 08/12/05 (c)	156,548	156,520
2.33%, 10/17/05 (c)	156,548	156,512
2.35%, 08/26/05 (c)	156,548	156,518
DEPFA Bank PLC
2.47%, 09/15/05 (c)	156,548	156,548
Dorada Finance Inc.
2.06%, 07/29/05 (c) (d)	129,935	129,913
Fairway Finance LLC
2.35%, 03/14/05 (c)	156,548	156,548
2.37%, 01/20/05 (c)	78,274	78,274
Fifth Third Bancorp
2.38%, 11/23/05 (c) (d)	313,097	313,097
Five Finance Inc.
2.37%, 04/29/05 (c) (d)	125,239	125,235
General Electric Commercial Equipment Financing LLC
2.37%, 11/20/05 (c)	89,788	89,788
HBOS Treasury Services PLC
2.55%, 04/22/05 (c)	156,548	156,548
K2 USA LLC
2.05%, 07/25/05 (c) (d)	78,274	78,265
2.33%, 06/10/05 (c) (d)	156,548	156,540
2.33%, 09/12/05 (c) (d)	156,548	156,527
2.39%, 10/20/05 (c) (d)	156,548	156,553
Links Finance LLC
2.12%, 04/25/05 (c)	156,548	156,580
2.35%, 04/15/05 (c) (d)	156,548	156,540
2.36%, 11/16/05 (c) (d)	78,274	78,261
National City Bank (Ohio)
2.29%, 08/09/05 (c)	156,548	156,520
2.35%, 06/23/05 (c)	156,548	156,526
2.36%, 06/10/05 (c)	78,274	78,285
Nationwide Building Society
2.40%, 01/06/06 (c) (d)	156,548	156,548
2.58%, 01/27/06 (c) (d)	266,132	266,162
Norddeutsche Landesbank
2.04%, 07/27/05 (c)	156,548	156,517
Northern Rock PLC
2.02%, 01/13/05 (c)	148,721	148,721
2.39%, 10/25/05 (c)	313,097	313,097
Permanent Financing PLC
2.32%, 03/10/05 (c)	156,548	156,548
2.34%, 09/12/05 (c)	195,685	195,685
2.35%, 06/10/05 (c)	70,447	70,447
Sedna Finance Inc.
2.37%, 01/10/06 (c)	31,310	31,302
Sigma Finance Inc.
2.01%, 01/09/06 (c)	156,548	156,514
2.28%, 12/06/05 (c) (d)	156,548	156,503
2.34%, 10/07/05 (c) (d)	54,792	54,779
2.39%, 08/17/05 (c)	78,274	78,278
2.39%, 09/15/05 (c)	195,685	195,698
2.47%, 11/28/05 (c) (d)	156,548	156,676
Tango Finance Corp.
2.24%, 05/17/05 (c) (d)	129,935	129,933
2.30%, 04/07/05 (c) (d)	57,453	57,452
2.33%, 02/25/05 (c) (d)	87,667	87,665
2.36%, 01/18/05 (c) (d)	68,881	68,882
2.37%, 09/15/05 (c) (d)	137,763	137,747
2.39%, 07/25/05 (c) (d)	156,548	156,540
Wachovia Asset Securitization Inc.
2.40%, 01/25/05 (c)	234,823	234,823
2.40%, 01/25/05 (c)	234,823	234,823
WhistleJacket Capital LLC
2.32%, 12/08/05 (c) (d)	101,756	101,741
2.36%, 07/15/05 (c) (d)	117,411	117,399
2.36%, 09/15/05 (c)	117,411	117,395

See accompanying notes to financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares or Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

FLOATING RATE NOTES (Cont.)
WhistleJacket Capital LLC (Cont.)
2.36%, 10/14/05 (c) (d)	$78,274	$78,268
2.38%, 01/17/06 (c) (d)	54,792	54,791
2.45%, 06/15/05 (c) (d)	78,274	78,266
White Pine Finance LLC
2.02%, 07/11/05 (c)	39,137	39,135
2.24%, 11/01/05 (c) (d)	79,840	79,819
2.27%, 07/05/05 (c)	78,274	78,266
2.29%, 05/20/05 (c)	70,447	70,444
2.35%, 04/15/05 (c) (d)	117,411	117,405
2.37%, 06/15/05 (c) (d)	64,185	64,185
2.37%, 01/13/06 (c) (d)	156,548	156,531
2.38%, 03/29/05 (c)	67,316	67,312
2.38%, 06/28/05 (c)	104,887	104,877
2.38%, 08/26/05 (c) (d)	78,274	78,264
Winston Funding Ltd.
2.16%, 01/23/05 (c) (d)	111,776	111,776

		10,024,202

MEDIUM-TERM NOTES (0.11%)
CC USA Inc.
1.29%, 04/15/05 (c) (d)	156,548	156,545
1.51%, 02/15/05 (c) (d)	101,756	101,775
Dorada Finance Inc.
1.48%, 01/18/05 (c) (d)	117,411	117,411
K2 USA LLC
1.46%, 01/12/05 (c) (d)	78,274	78,274
WhistleJacket Capital LLC
1.32%, 02/04/05 (c) (d)	39,137	39,136

		493,141

MONEY MARKET FUNDS (1.64%)
Barclays Global Investors Funds Government Money Market Fund, Institutional Shares (a) (c)	626,194	626,194
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares (a) (c)	4,818,482	4,818,482
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares (a) (c)	1,565,484	1,565,484
BlackRock Temp Cash Money Market Fund (c)	29,195	29,195
Short Term Investment Co. - Prime Money Market Portfolio, Institutional Shares (c)	59,070	59,070

		7,098,425

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (0.54%)
Goldman Sachs & Co.
2.29%, 01/03/05 (c) (e)	$1,565,484	$1,565,484
Merrill Lynch Government Securities Inc.
2.30%, 01/03/05 (c) (e)	782,742	782,742

		2,348,226

TIME DEPOSITS (0.82%)
Abbey National Treasury Services PLC
1.25%, 01/06/05 (c)	156,548	156,548
1.33%, 02/10/05 (c)	78,274	78,273
1.39%, 02/02/05 (c)	78,274	78,273
1.39%, 04/08/05 (c)	109,584	109,580
2.63%, 01/04/05 (c)	156,548	156,548
Bank of America N.A.
1.50%, 01/03/05 (c)	160,194	160,194
Credit Suisse First Boston
2.34%, 01/14/05 (c)	234,823	234,823
Fifth Third Bancorp
2.18%, 01/03/05 (c)	156,548	156,548
HBOS Treasury Services PLC
1.24%, 04/01/05 (c)	100,191	100,189
Natexis Banques
2.32%, 02/02/05 (c)	39,137	39,137
National City Bank (Ohio)
1.25%, 01/06/05 (c)	156,548	156,548
Norddeutsche Landesbank
2.11%, 06/07/05 (c)	156,548	156,535
Toronto-Dominion Bank
1.22%, 03/23/05 (c)	273,960	273,949
1.34%, 02/10/05 (c)	62,619	62,618
1.77%, 05/10/05 (c)	78,274	78,271
1.90%, 05/11/05 (c)	78,274	78,271
2.25%, 01/31/05 (c)	78,274	78,274
2.30%, 05/12/05 (c)	39,137	39,127
2.66%, 11/09/05 (c)	156,548	156,529
UBS Finance (Connecticut)
2.32%, 01/07/05 (c)	156,548	156,548
2.67%, 11/09/05 (c)	62,619	62,615
Washington Mutual Bank
2.27%, 02/02/05 (c)	62,619	62,619
2.35%, 02/02/05 (c)	250,477	250,475
Wells Fargo Bank N.A.
2.34%, 01/26/05 (c)	626,194	626,194

		3,508,686

See accompanying notes to financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
U.S. GOVERNMENT AGENCY NOTES (0.13%)
Federal Home Loan Mortgage Corp.
1.63%, 04/15/05 (c)	$109,584	$109,682
1.80%, 01/18/05 (c)	72,795	72,740
1.80%, 01/19/05 (c)	78,274	78,212
2.06%, 05/31/05 (c)	78,044	77,383
Federal National Mortgage Association
2.33%, 07/22/05 (c)	234,823	231,789

		569,806

TOTAL SHORT-TERM INVESTMENTS (Cost: $31,090,925)		31,090,925

TOTAL INVESTMENTS (106.77%)		461,571,974

Other Assets, Less Liabilities (-6.77%)		(29,277,139)

NET ASSETS (100.00%)		$432,294,835

(a)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.
(d)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Repurchase agreements held as collateral for securities on loan are fully collateralized by U.S. Government securities, with interest rates ranging from 2.79% to 10.00% and maturity dates ranging from 2/1/07 to 8/1/42.

See accompanying notes to financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares or principal amount	Value
MASTER PORTFOLIOS (72.36%)
Active Stock Master Portfolio (a)		$147,382,172
CoreAlpha Bond Master Portfolio (a)		22,376,000

TOTAL MASTER PORTFOLIOS		169,758,172

EXCHANGE-TRADED FUNDS (27.13%)
iShares MSCI EAFE Index Fund (a) (b)	291,960	46,786,590
iShares Russell 2000 Index Fund (a) (b)	66,747	8,643,737
iShares S&P MidCap 400 Index Fund (a)	62,075	8,213,764

TOTAL EXCHANGE-TRADED FUNDS (Cost: $55,179,812)		63,644,091

SHORT-TERM INVESTMENTS (9.98%)

COMMERCIAL PAPER (2.34%)
Alpine Securitization Corp.
2.28%, 01/06/05 (c)	$60,858	60,847
Amsterdam Funding Corp.
2.25%, 01/04/05 (c)	30,429	30,428
2.33%, 01/10/05 (c)	60,858	60,831
Barton Capital Corp.
2.27%, 01/04/05 (c)	124,577	124,569
2.27%, 01/10/05 (c)	135,344	135,284
2.30%, 01/21/05 (c)	49,203	49,146
Cancara Asset Securitisation LLC
2.25%, 01/05/05 (c)	149,106	149,087
2.29%, 01/07/05 (c)	121,717	121,686
Cantabric Finance LLC
2.27%, 01/03/05 (c)	63,293	63,293
2.28%, 01/03/05 (c)	70,596	70,596
2.38%, 01/20/05 (c)	121,717	121,580
Chariot Funding LLC
2.31%, 01/11/05 (c)	92,764	92,716
Corporate Asset Funding
2.21%, 02/07/05 (c)	91,288	91,092
2.26%, 02/03/05 (c)	121,717	121,480
CRC Funding LLC
2.21%, 02/07/05 (c)	30,429	30,364
Den Danske Bank NY
2.25%, 01/03/05 (c)	30,429	30,430
DEPFA Bank PLC
2.28%, 05/03/05 (c)	60,858	60,397
Edison Asset Securitization
2.26%, 05/04/05 (c)	152,146	150,990
Fairway Finance Corp.
2.55%, 01/03/05 (c)	117,365	117,365
Falcon Asset Securitization Corp.
2.27%, 01/13/05 (c)	24,343	24,328
2.30%, 02/02/05 (c)	121,717	121,484
2.31%, 01/11/05 (c)	123,193	123,130
2.33%, 01/12/05 (c)	56,736	56,703

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Ford Credit Auto Receivables
1.85%, 01/14/05 (c)	$60,858	$60,825
2.28%, 04/27/05 (c)	91,288	90,629
Fortis Funding LLC
2.35%, 05/09/05 (c)	170,404	169,002
Gemini Securitization Corp.
2.31%, 01/10/05 (c)	60,858	60,831
General Electric Capital Corp.
2.24%, 02/02/05 (c)	365,150	364,469
2.26%, 01/05/05 (c)	121,717	121,702
2.29%, 01/24/05 (c)	30,429	30,389
Georgetown Funding Co. LLC
2.27%, 01/20/05 (c)	42,601	42,555
2.38%, 01/19/05 (c)	48,687	48,635
Giro Funding US Corp.
2.20%, 02/08/05 (c)	67,581	67,432
2.30%, 02/02/05 (c)	30,429	30,371
2.33%, 02/03/05 (c)	30,429	30,368
Grampian Funding LLC
2.27%, 02/01/05 (c)	91,288	91,121
Jupiter Securitization Corp.
2.30%, 01/10/05 (c)	50,697	50,675
2.30%, 02/01/05 (c)	60,858	60,746
Kitty Hawk Funding Corp.
2.33%, 01/12/05 (c)	102,422	102,363
Liberty Street Funding Corp.
2.31%, 01/10/05 (c)	70,688	70,657
Mont Blanc Capital Corp.
2.27%, 01/07/05 (c)	41,520	41,510
2.32%, 01/10/05 (c)	62,594	62,566
Mortgage Interest Networking Trust
2.24%, 02/01/05 (c)	79,116	78,973
Nationwide Building Society
2.21%, 02/10/05 (c)	121,717	121,433
New Center Asset Trust
2.25%, 02/02/05 (c)	114,414	114,199
Park Avenue Receivables Corp.
2.31%, 01/19/05 (c)	61,099	61,037
Preferred Receivables Funding Corp.
2.30%, 01/19/05 (c)	60,858	60,796
2.30%, 02/02/05 (c)	60,858	60,742
2.34%, 01/20/05 (c)	91,288	91,187
Scaldis Capital LLC
2.28%, 01/07/05 (c)	109,545	109,517
Solitaire Funding Ltd.
2.28%, 01/04/05 (c)	73,181	73,176
2.28%, 02/02/05 (c)	77,590	77,442
Sydney Capital Corp.
2.25%, 01/18/05 (c)	60,858	60,801
2.29%, 01/06/05 (c)	89,486	89,469

See accompanying notes to financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Tulip Funding Corp.
2.25%, 01/14/05 (c)	$60,858	$60,817
2.35%, 01/13/05 (c)	177,324	177,209
2.36%, 01/24/05 (c)	121,717	121,549
UBS Finance (Delaware)
2.33%, 01/04/05 (c)	243,434	243,418
Variable Funding Capital Corp.
2.26%, 01/05/05 (c)	60,858	60,851
2.30%, 01/07/05 (c)	60,858	60,843
2.32%, 01/14/05 (c)	60,858	60,815
Yorktown Capital LLC
2.32%, 01/10/05 (c)	60,858	60,831
2.34%, 01/13/05 (c)	30,429	30,409

		5,480,186

FLOATING RATE NOTES (3.32%)
American Express Credit Corp.
2.43%, 10/26/05 (c)	243,434	243,533
Bank of Nova Scotia
2.34%, 09/26/05 (c)	30,429	30,419
Beta Finance Inc.
2.27%, 05/04/05 (c) (d)	73,030	73,025
2.32%, 09/23/05 (c) (d)	109,545	109,514
2.32%, 09/27/05 (c) (d)	97,373	97,345
2.44%, 03/15/05 (c) (d)	60,858	60,868
2.47%, 10/27/05 (c) (d)	115,631	115,735
Canadian Imperial Bank of Commerce
2.32%, 09/13/05 (c)	182,575	182,534
2.34%, 12/14/05 (c)	109,545	109,511
2.36%, 10/31/05 (c)	121,717	121,691
Cancara Asset Securitisation LLC
2.80%, 02/15/05 (c)	215,439	215,439
CC USA Inc.
2.06%, 07/29/05 (c) (d)	121,717	121,696
2.27%, 05/04/05 (c) (d)	121,717	121,709
Commodore CDO Ltd.
2.55%, 12/12/05 (c)	30,429	30,430
Den Danske Bank NY
2.32%, 08/12/05 (c)	121,717	121,695
2.33%, 10/17/05 (c)	121,717	121,688
2.35%, 08/26/05 (c)	121,717	121,693
DEPFA Bank PLC
2.47%, 09/15/05 (c)	121,717	121,717
Dorada Finance Inc.
2.06%, 07/29/05 (c) (d)	101,025	101,008
Fairway Finance LLC
2.35%, 03/14/05 (c)	121,717	121,717
2.37%, 01/20/05 (c)	60,858	60,859
Fifth Third Bancorp
2.38%, 11/23/05 (c) (d)	243,434	243,434
Five Finance Inc.
2.37%, 04/29/05 (c) (d)	97,373	97,370
General Electric Commercial Equipment Financing LLC
2.37%, 11/20/05 (c)	69,811	69,811
HBOS Treasury Services PLC
2.55%, 04/22/05 (c)	121,717	121,717
K2 USA LLC
2.05%, 07/25/05 (c) (d)	60,858	60,852
2.33%, 06/10/05 (c) (d)	121,717	121,710
2.33%, 09/12/05 (c) (d)	121,717	121,700
2.39%, 10/20/05 (c) (d)	121,717	121,720
Links Finance LLC
2.12%, 04/25/05 (c)	121,717	121,741
2.35%, 04/15/05 (c) (d)	121,717	121,711
2.36%, 11/16/05 (c) (d)	60,858	60,848
National City Bank (Ohio)
2.29%, 08/09/05 (c)	121,717	121,695
2.35%, 06/23/05 (c)	121,717	121,700
2.36%, 06/10/05 (c)	60,858	60,867
Nationwide Building Society
2.40%, 01/06/06 (c) (d)	121,717	121,717
2.58%, 01/27/06 (c) (d)	206,919	206,942
Norddeutsche Landesbank
2.04%, 07/27/05 (c)	121,717	121,693
Northern Rock PLC
2.02%, 01/13/05 (c)	115,631	115,631
2.39%, 10/25/05 (c)	243,434	243,434
Permanent Financing PLC
2.32%, 03/10/05 (c)	121,717	121,717
2.34%, 09/12/05 (c)	152,146	152,147
2.35%, 06/10/05 (c)	54,773	54,773
Sedna Finance Inc.
2.37%, 01/10/06 (c)	24,343	24,338
Sigma Finance Inc.
2.01%, 01/09/06 (c)	121,717	121,690
2.28%, 12/06/05 (c) (d)	121,717	121,681
2.34%, 10/07/05 (c) (d)	42,601	42,591
2.39%, 08/17/05 (c)	60,858	60,862
2.39%, 09/15/05 (c)	152,146	152,156
2.47%, 11/28/05 (c) (d)	121,717	121,816
Tango Finance Corp.
2.24%, 05/17/05 (c) (d)	101,025	101,023
2.30%, 04/07/05 (c) (d)	44,670	44,669
2.33%, 02/25/05 (c) (d)	68,161	68,159
2.36%, 01/18/05 (c) (d)	53,555	53,555
2.37%, 09/15/05 (c) (d)	107,111	107,099
2.39%, 07/25/05 (c) (d)	121,717	121,710
Wachovia Asset Securitization Inc.
2.40%, 01/25/05 (c)	182,575	182,575
2.40%, 01/25/05 (c)	182,575	182,575
WhistleJacket Capital LLC
2.32%, 12/08/05 (c) (d)	79,116	79,104
2.36%, 07/15/05 (c) (d)	91,288	91,278
2.36%, 09/15/05 (c)	91,288	91,275

See accompanying notes to financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares or principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

FLOATING RATE NOTES (Cont.)
WhistleJacket Capital LLC (Cont.)
2.36%, 10/14/05 (c) (d)	$60,858	$60,854
2.38%, 01/17/06 (c) (d)	42,601	42,600
2.45%, 06/15/05 (c) (d)	60,858	60,852
White Pine Finance LLC
2.02%, 07/11/05 (c)	30,429	30,427
2.24%, 11/01/05 (c) (d)	62,076	62,059
2.27%, 07/05/05 (c)	60,858	60,852
2.29%, 05/20/05 (c)	54,773	54,771
2.35%, 04/15/05 (c) (d)	91,288	91,283
2.37%, 06/15/05 (c) (d)	49,904	49,904
2.37%, 01/13/06 (c) (d)	121,717	121,703
2.38%, 03/29/05 (c)	52,338	52,335
2.38%, 06/28/05 (c)	81,550	81,542
2.38%, 08/26/05 (c) (d)	60,858	60,851
Winston Funding Ltd.
2.16%, 01/23/05 (c) (d)	86,906	86,906

		7,793,851

MEDIUM-TERM NOTES (0.16%)
CC USA Inc.
1.29%, 04/15/05 (c) (d)	121,717	121,714
1.51%, 02/15/05 (c) (d)	79,116	79,130
Dorada Finance Inc.
1.48%, 01/18/05 (c) (d)	91,288	91,287
K2 USA LLC
1.46%, 01/12/05 (c) (d)	60,858	60,858
WhistleJacket Capital LLC
1.32%, 02/04/05 (c) (d)	30,429	30,429

		383,418

MONEY MARKET FUNDS (2.03%)
Barclays Global Investors Funds Government Money Market Fund, Institutional Shares (a) (c)	486,867	486,867
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares (a) (c)	2,991,589	2,991,589
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares (a) (c)	1,217,168	1,217,168
BlackRock Temp Cash Money Market Fund (c)	22,699	22,699
Short Term Investment Co. - Prime Money Market Portfolio, Institutional Shares (c)	45,927	45,927

		4,764,250

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (0.78%)
Goldman Sachs & Co.
2.29%, 01/03/05 (c) (e)	$1,217,168	$1,217,168
Merrill Lynch Government Securities Inc.
2.30%, 01/03/05 (c) (e)	608,584	608,584

		1,825,752

TIME DEPOSITS (1.16%)
Abbey National Treasury Services PLC
1.25%, 01/06/05 (c)	121,717	121,717
1.33%, 02/10/05 (c)	60,858	60,857
1.39%, 02/02/05 (c)	60,858	60,858
1.39%, 04/08/05 (c)	85,202	85,198
2.63%, 01/04/05 (c)	121,717	121,717
Bank of America N.A.
1.50%, 01/03/05 (c)	124,551	124,551
Credit Suisse First Boston
2.34%, 01/14/05 (c)	182,575	182,575
Fifth Third Bancorp
2.18%, 01/03/05 (c)	121,717	121,717
HBOS Treasury Services PLC
1.24%, 04/01/05 (c)	77,899	77,897
Natexis Banques
2.32%, 02/02/05 (c)	30,429	30,429
National City Bank (Ohio)
1.25%, 01/06/05 (c)	121,717	121,717
Norddeutsche Landesbank
2.11%, 06/07/05 (c)	121,717	121,707
Toronto-Dominion Bank
1.22%, 03/23/05 (c)	213,004	212,996
1.34%, 02/10/05 (c)	48,687	48,686
1.77%, 05/10/05 (c)	60,858	60,856
1.90%, 05/11/05 (c)	60,858	60,856
2.25%, 01/31/05 (c)	60,858	60,859
2.30%, 05/12/05 (c)	30,429	30,422
2.66%, 11/09/05 (c)	121,717	121,702
UBS Finance (Connecticut)
2.32%, 01/07/05 (c)	121,717	121,717
2.67%, 11/09/05 (c)	48,687	48,683
Washington Mutual Bank
2.27%, 02/02/05 (c)	48,687	48,687
2.35%, 02/02/05 (c)	194,747	194,745
Wells Fargo Bank N.A.
2.34%, 01/26/05 (c)	486,867	486,867

		2,728,016

See accompanying notes to financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
U.S. GOVERNMENT AGENCY NOTES (0.19%)
Federal Home Loan Mortgage Corp.
1.63%, 04/15/05 (c)	$85,202	$85,278
1.80%, 01/18/05 (c)	56,598	56,556
1.80%, 01/19/05 (c)	60,858	60,810
2.06%, 05/31/05 (c)	60,679	60,166
Federal National Mortgage Association
2.33%, 07/22/05 (c)	182,575	180,217

		443,027

TOTAL SHORT-TERM INVESTMENTS (Cost: $23,418,500)		23,418,500

TOTAL INVESTMENTS (109.47%)		256,820,763

Other Assets, Less Liabilities (-9.47%)		(22,209,900)

NET ASSETS (100.00%)		$234,610,863

(a)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.
(d)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Repurchase agreements held as collateral for securities on loan are fully collateralized by U.S. Government securities, with interest rates ranging from 2.79% to 10.00% and maturity dates ranging from 2/1/07 to 8/1/42.

See accompanying notes to financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares	Value
COMMON STOCKS (103.55%)

AEROSPACE & DEFENSE (1.08%)
General Dynamics Corp.	15,545	$1,626,007
Goodrich (B.F.) Co.	66,292	2,163,771
Lockheed Martin Corp.	21,269	1,181,493
Rockwell Collins Inc.	70,117	2,765,414
United Defense Industries Inc. (a)	31,298	1,478,830

		9,215,515

AGRICULTURE (1.38%)
Altria Group Inc.	29,469	1,800,556
Monsanto Co.	44,119	2,450,810
Reynolds American Inc. (b)	49,598	3,898,403
UST Inc.	75,536	3,634,037

		11,783,806

AIRLINES (0.26%)
Southwest Airlines Co.	134,722	2,193,274

APPAREL (0.11%)
Nike Inc. Class B	8,601	780,025
Timberland Co. Class A (a)	2,397	150,220

		930,245

AUTO MANUFACTURERS (0.77%)
Ford Motor Co. (b)	449,242	6,576,903

AUTO PARTS & EQUIPMENT (0.58%)
American Axle & Manufacturing Holdings Inc.	26,047	798,601
Autoliv Inc.	49,986	2,414,324
Johnson Controls Inc. (b)	27,473	1,742,887

		4,955,812

BANKS (5.65%)
Bank of America Corp.	505,386	23,748,088
Fifth Third Bancorp (b)	39,186	1,852,714
North Fork Bancorp Inc.	3,418	98,609
Popular Inc.	1,950	56,219
U.S. Bancorp	167,125	5,234,355
Wachovia Corp.	185,796	9,772,870
Wells Fargo & Co.	120,254	7,473,786

		48,236,641

BEVERAGES (3.70%)
Anheuser-Busch Companies Inc.	157,350	7,982,366
Coca-Cola Co. (The)	289,057	12,033,443
Coca-Cola Enterprises Inc.	104,173	2,172,007
Pepsi Bottling Group Inc. (b)	231,055	6,247,727
PepsiAmericas Inc.	16,406	348,463
PepsiCo Inc.	52,952	2,764,094

		31,548,100

BIOTECHNOLOGY (0.82%)
Amgen Inc. (a)	22,189	1,423,424
Celgene Corp. (a) (b)	13,390	355,237
Genentech Inc. (a) (b)	96,247	5,239,687

		7,018,348

CHEMICALS (0.62%)
Engelhard Corp.	10,266	314,858
International Flavors & Fragrances Inc. (b)	33,590	1,438,996
PPG Industries Inc.	12,874	877,492
Sherwin-Williams Co. (The)	11,324	505,390
Sigma-Aldrich Corp.	18,189	1,099,707
Valspar Corp. (The)	21,161	1,058,262

		5,294,705

COMMERCIAL SERVICES (2.20%)
Accenture Ltd. (a)	246,319	6,650,613
Career Education Corp. (a) (b)	7,498	299,920
Cendant Corp.	424,915	9,934,513
Convergys Corp. (a)	88,184	1,321,878
Deluxe Corp. (b)	3,607	134,649
Rent-A-Center Inc. (a)	17,095	453,018

		18,794,591

COMPUTERS (4.02%)
Apple Computer Inc. (a)	52,024	3,350,346
Computer Sciences Corp. (a)	73,407	4,137,953
Dell Inc. (a)	3,983	167,844
EMC Corp. (a)	552,115	8,209,950
Hewlett-Packard Co.	180,165	3,778,060
International Business Machines Corp.	43,967	4,334,267
Sun Microsystems Inc. (a)	855,320	4,601,622
SunGard Data Systems Inc. (a)	157,480	4,461,408
Synopsys Inc. (a)	64,571	1,266,883

		34,308,333

COSMETICS & PERSONAL CARE (1.46%)
Gillette Co. (The)	197,621	8,849,468
Procter & Gamble Co.	65,703	3,618,921

		12,468,389

DISTRIBUTION & WHOLESALE (0.12%)
Grainger (W.W.) Inc.	11,436	761,866
Ingram Micro Inc. Class A (a)	13,072	271,898

		1,033,764

DIVERSIFIED FINANCIAL SERVICES (10.47%)
Citigroup Inc.	573,598	27,635,952
Countrywide Financial Corp.	57,615	2,132,331
Federal Home Loan Mortgage Corp.	51,058	3,762,975
Federal National Mortgage Association	200,178	14,254,675

See accompanying notes to financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

DIVERSIFIED FINANCIAL SERVICES (Cont.)
Goldman Sachs Group Inc. (The)	68,538	$7,130,694
JP Morgan Chase & Co.	375,700	14,656,057
MBNA Corp.	220,856	6,225,931
Morgan Stanley (b)	245,384	13,623,720

		89,422,335

ELECTRIC (2.84%)
Constellation Energy Group Inc.	54,168	2,367,683
Edison International	172,229	5,516,495
Energy East Corp.	6,108	162,961
Entergy Corp.	96,785	6,541,698
Exelon Corp. (b)	192,119	8,466,684
NiSource Inc.	27,148	618,431
NSTAR	5,987	324,974
TXU Corp.	4,189	270,442

		24,269,368

ELECTRONICS (0.54%)
Agilent Technologies Inc. (a) (b)	99,705	2,402,891
Parker Hannifin Corp.	16,070	1,217,142
Sanmina-SCI Corp. (a)	102,818	870,868
Symbol Technologies Inc.	4,511	78,040

		4,568,941

ENTERTAINMENT (0.33%)
GTECH Holdings Corp.	73,087	1,896,608
Regal Entertainment Group Class A (b)	45,244	938,813

		2,835,421

FOOD (1.34%)
Hershey Foods Corp.	2,128	118,189
Kellogg Co.	31,731	1,417,106
Pilgrim’s Pride Corp. (b)	10,234	313,979
SUPERVALU Inc. (b)	98,628	3,404,639
Tyson Foods Inc. Class A	196,424	3,614,202
Wrigley (William Jr.) Co. (b)	37,438	2,590,335

		11,458,450

FOREST PRODUCTS & PAPER (0.58%)
Georgia-Pacific Corp.	98,495	3,691,593
Louisiana-Pacific Corp.	48,235	1,289,804

		4,981,397

GAS (0.05%)
Sempra Energy	12,111	444,231

HAND & MACHINE TOOLS (0.75%)
Black & Decker Corp.	72,145	6,372,568

HEALTH CARE-PRODUCTS (5.45%)
Becton, Dickinson & Co.	171,287	9,729,102
Boston Scientific Corp. (a)	41,283	1,467,611
Johnson & Johnson (b)	375,653	23,823,913
Medtronic Inc.	222,811	11,067,022
Varian Medical Systems Inc. (a)	9,229	399,062

		46,486,710

HEALTH CARE-SERVICES (2.23%)
Coventry Health Care Inc. (a)	46,709	2,479,314
Humana Inc. (a)	87,845	2,608,118
UnitedHealth Group Inc.	157,987	13,907,596

		18,995,028

HOME BUILDERS (0.88%)
Centex Corp.	41,963	2,500,156
NVR Inc. (a) (b)	6,546	5,036,492

		7,536,648

HOME FURNISHINGS (1.17%)
Harman International Industries Inc. (b)	47,617	6,047,359
Whirlpool Corp.	57,489	3,978,814

		10,026,173

HOUSEHOLD PRODUCTS & WARES (0.74%)
Blyth Inc.	1,609	47,562
Clorox Co. (b)	103,087	6,074,917
Fortune Brands Inc.	2,975	229,611

		6,352,090

INSURANCE (4.28%)
ACE Ltd.	48,114	2,056,874
AFLAC Inc.	6,598	262,864
Allstate Corp. (The)	173,856	8,991,832
Ambac Financial Group Inc.	1,475	121,142
American International Group Inc.	243,742	16,006,537
Berkley (W.R.) Corp.	25,282	1,192,552
CIGNA Corp.	1,952	159,225
Cincinnati Financial Corp.	1,505	66,611
Everest Re Group Ltd.	34,708	3,108,448
HCC Insurance Holdings Inc. (b)	18,831	623,683
Lincoln National Corp. (b)	27,681	1,292,149
Marsh & McLennan Companies Inc. (b)	39,610	1,303,169
MetLife Inc.	17,697	716,905
Nationwide Financial Services Inc.	4,808	183,810
Reinsurance Group of America Inc.	4,185	202,763
XL Capital Ltd. Class A	2,996	232,639

		36,521,203

INTERNET (0.52%)
Amazon.com Inc. (a) (b)	30,041	1,330,516
Google Inc. Class A (a) (b)	6,188	1,194,903
Symantec Corp. (a)	20,280	522,413

See accompanying notes to financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

INTERNET (Cont.)
VeriSign Inc. (a)	41,453	$1,389,505

		4,437,337

INVESTMENT COMPANIES (0.06%)
American Capital Strategies Ltd.	16,480	549,608

IRON & STEEL (0.12%)
Nucor Corp.	19,276	1,008,906

LEISURE TIME (0.20%)
Polaris Industries Inc.	2,801	190,524
Sabre Holdings Corp. (b)	68,599	1,520,154

		1,710,678

LODGING (0.66%)
Choice Hotels International Inc.	2,296	133,168
Harrah’s Entertainment Inc. (b)	82,310	5,505,716

		5,638,884

MACHINERY (0.09%)
AGCO Corp. (a) (b)	8,354	182,869
Rockwell Automation Inc.	11,088	549,410

		732,279

MANUFACTURING (4.11%)
General Electric Co.	581,319	21,218,144
3M Co.	169,220	13,887,885

		35,106,029

MEDIA (3.25%)
Comcast Corp. Class A (a)	32,559	1,083,564
EchoStar Communications Corp.	6,041	200,803
Fox Entertainment Group Inc. Class A (a) (b)	122,955	3,843,573
Hearst-Argyle Television Inc.	3,335	87,977
McGraw-Hill Companies Inc. (The)	74,792	6,846,460
Time Warner Inc. (a)	497,910	9,679,370
Viacom Inc. Class B	71,595	2,605,342
Walt Disney Co. (The)	121,588	3,380,146

		27,727,235

MINING (1.08%)
Phelps Dodge Corp. (b)	93,164	9,215,783

OIL & GAS (7.01%)
Anadarko Petroleum Corp.	89,033	5,770,229
ChevronTexaco Corp.	10,691	561,384
ConocoPhillips	66,141	5,743,023
Devon Energy Corp.	13,734	534,527
Exxon Mobil Corp.	336,645	17,256,423
Marathon Oil Corp.	222,281	8,359,988
Occidental Petroleum Corp.	175,659	10,251,459
Pogo Producing Co.	32,908	1,595,709
Premcor Inc.	7,021	296,076
Valero Energy Corp.	209,500	9,511,300

		59,880,118

OIL & GAS SERVICES (0.97%)
Baker Hughes Inc. (b)	184,607	7,877,181
Varco International Inc. (a)	12,962	377,842

		8,255,023

PACKAGING & CONTAINERS (0.04%)
Pactiv Corp. (a)	12,886	325,887

PHARMACEUTICALS (5.42%)
AmerisourceBergen Corp.	42,799	2,511,445
Cardinal Health Inc. (b)	83,678	4,865,876
Cephalon Inc. (a) (b)	7,511	382,160
Express Scripts Inc. (a)	1,527	116,724
Gilead Sciences Inc. (a)	4,801	167,987
King Pharmaceuticals Inc. (a)	4,632	57,437
Merck & Co. Inc.	438,252	14,085,419
Pfizer Inc.	381,404	10,255,954
Wyeth	324,272	13,810,744

		46,253,746

REAL ESTATE INVESTMENT TRUSTS (0.06%)
Health Care REIT Inc. (b)	6,836	260,793
Pan Pacific Retail Properties Inc.	3,796	238,009

		498,802

RETAIL (7.17%)
Barnes & Noble Inc. (a)	37,648	1,214,901
Brinker International Inc. (a)	44,249	1,551,812
Claire’s Stores Inc.	20,792	441,830
Costco Wholesale Corp.	94,820	4,590,236
Dollar General Corp.	167,295	3,474,717
Federated Department Stores Inc.	40,482	2,339,455
GameStop Corp. Class B (a)	15,013	336,441
Gap Inc. (The)	178,992	3,780,311
Home Depot Inc.	380,204	16,249,919
Lowe’s Companies Inc.	20,562	1,184,166
May Department Stores Co. (The)	218,873	6,434,866
Michaels Stores Inc.	11,284	338,181
Outback Steakhouse Inc. (b)	4,657	213,197
PETCO Animal Supplies Inc. (a)	1,234	48,718
RadioShack Corp.	12,131	398,867
Wal-Mart Stores Inc.	347,751	18,368,208
Wendy’s International Inc.	6,970	273,642

		61,239,467

See accompanying notes to financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
COMMON STOCKS (Cont.)

SAVINGS & LOANS (0.12%)
Astoria Financial Corp.	3,450	$137,897
Independence Community Bank Corp.	8,364	356,139
Washington Mutual Inc.	13,204	558,265

		1,052,301

SEMICONDUCTORS (3.73%)
Freescale Semiconductor Inc. Class B (a)	9,965	182,957
Intel Corp. (b)	885,097	20,702,419
Micron Technology Inc. (a)	40,095	495,173
QLogic Corp. (a)	2,605	95,682
Texas Instruments Inc.	420,741	10,358,643

		31,834,874

SOFTWARE (4.08%)
Adobe Systems Inc. (b)	115,062	7,218,990
Autodesk Inc.	116,405	4,417,570
BMC Software Inc. (a) (b)	123,611	2,299,165
Intuit Inc. (a) (b)	47,112	2,073,399
Microsoft Corp.	689,129	18,406,636
Siebel Systems Inc. (a)	40,039	420,410

		34,836,170

TELECOMMUNICATIONS (8.12%)
Amdocs Ltd. (a)	46,047	1,208,734
AT&T Corp.	6,008	114,512
BellSouth Corp. (b)	241,190	6,702,670
Cisco Systems Inc. (a) (b)	991,478	19,135,525
Harris Corp.	44,933	2,776,410
Motorola Inc.	424,504	7,301,469
QUALCOMM Inc.	172,225	7,302,340
Scientific-Atlanta Inc.	97,926	3,232,537
Sprint Corp. (FON Group)	214,917	5,340,687
3Com Corp. (a) (b)	217,879	908,555
Verizon Communications Inc. (b)	378,012	15,313,266

		69,336,705

TRANSPORTATION (2.32%)
Alexander & Baldwin Inc.	3,243	137,568
Burlington Northern Santa Fe Corp.	73,212	3,463,660
FedEx Corp.	97,353	9,588,297
Hunt (J.B.) Transport Services Inc.	40,712	1,825,933
Overseas Shipholding Group Inc.	3,643	201,094
Ryder System Inc.	71,931	3,436,144
Union Pacific Corp.	17,054	1,146,882

		19,799,578

TOTAL COMMON STOCKS (Cost: $822,942,983)		884,068,399

	Principal amount	Value
SHORT-TERM INVESTMENTS (6.15%)

COMMERCIAL PAPER (1.41%)
Alpine Securitization Corp.
2.28%, 01/06/05 (c)	$134,038	$134,013
Amsterdam Funding Corp.
2.25%, 01/04/05 (c)	67,019	67,015
2.33%, 01/10/05 (c)	134,038	133,977
Barton Capital Corp.
2.27%, 01/04/05 (c)	274,376	274,359
2.27%, 01/10/05 (c)	298,090	297,958
2.30%, 01/21/05 (c)	108,367	108,242
Cancara Asset Securitisation LLC
2.25%, 01/05/05 (c)	328,399	328,358
2.29%, 01/07/05 (c)	268,076	268,008
Cantabric Finance LLC
2.27%, 01/03/05 (c)	139,400	139,400
2.28%, 01/03/05 (c)	155,484	155,484
2.38%, 01/20/05 (c)	268,076	267,775
Chariot Funding LLC
2.31%, 01/11/05 (c)	204,309	204,204
Corporate Asset Funding
2.21%, 02/07/05 (c)	201,057	200,626
2.26%, 02/03/05 (c)	268,076	267,554
CRC Funding LLC
2.21%, 02/07/05 (c)	67,019	66,875
Den Danske Bank NY
2.25%, 01/03/05 (c)	67,019	67,019
DEPFA Bank PLC
2.28%, 05/03/05 (c)	134,038	133,022
Edison Asset Securitization
2.26%, 05/04/05 (c)	335,095	332,550
Fairway Finance Corp.
2.55%, 01/03/05 (c)	258,492	258,492
Falcon Asset Securitization Corp.
2.27%, 01/13/05 (c)	53,615	53,581
2.30%, 02/02/05 (c)	268,076	267,562
2.31%, 01/11/05 (c)	271,328	271,189
2.33%, 01/12/05 (c)	124,958	124,886
Ford Credit Auto Receivables
1.85%, 01/14/05 (c)	134,038	133,962
2.28%, 04/27/05 (c)	201,057	199,605
Fortis Funding LLC
2.35%, 05/09/05 (c)	375,307	372,220
Gemini Securitization Corp.
2.31%, 01/10/05 (c)	134,038	133,978
General Electric Capital Corp.
2.24%, 02/02/05 (c)	804,228	802,727
2.26%, 01/05/05 (c)	268,076	268,042
2.29%, 01/24/05 (c)	67,019	66,929
Georgetown Funding Co. LLC
2.27%, 01/20/05 (c)	93,827	93,726
2.38%, 01/19/05 (c)	107,230	107,117

See accompanying notes to financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Giro Funding US Corp.
2.20%, 02/08/05 (c)	$148,844	$148,516
2.30%, 02/02/05 (c)	67,019	66,891
2.33%, 02/03/05 (c)	67,019	66,885
Grampian Funding LLC
2.27%, 02/01/05 (c)	201,057	200,689
Jupiter Securitization Corp.
2.30%, 01/10/05 (c)	111,659	111,609
2.30%, 02/01/05 (c)	134,038	133,790
Kitty Hawk Funding Corp.
2.33%, 01/12/05 (c)	225,581	225,449
Liberty Street Funding Corp.
2.31%, 01/10/05 (c)	155,688	155,618
Mont Blanc Capital Corp.
2.27%, 01/07/05 (c)	91,446	91,423
2.32%, 01/10/05 (c)	137,861	137,799
Mortgage Interest Networking Trust
2.24%, 02/01/05 (c)	174,249	173,935
Nationwide Building Society
2.21%, 02/10/05 (c)	268,076	267,451
New Center Asset Trust
2.25%, 02/02/05 (c)	251,992	251,519
Park Avenue Receivables Corp.
2.31%, 01/19/05 (c)	134,569	134,431
Preferred Receivables Funding Corp.
2.30%, 01/19/05 (c)	134,038	133,901
2.30%, 02/02/05 (c)	134,038	133,781
2.34%, 01/20/05 (c)	201,057	200,835
Scaldis Capital LLC
2.28%, 01/07/05 (c)	241,268	241,207
Solitaire Funding Ltd.
2.28%, 01/04/05 (c)	161,178	161,168
2.28%, 02/02/05 (c)	170,888	170,563
Sydney Capital Corp.
2.25%, 01/18/05 (c)	134,038	133,912
2.29%, 01/06/05 (c)	197,090	197,052
Tulip Funding Corp.
2.25%, 01/14/05 (c)	134,038	133,946
2.35%, 01/13/05 (c)	390,549	390,294
2.36%, 01/24/05 (c)	268,076	267,707
UBS Finance (Delaware)
2.33%, 01/04/05 (c)	536,152	536,117
Variable Funding Capital Corp.
2.26%, 01/05/05 (c)	134,038	134,021
2.30%, 01/07/05 (c)	134,038	134,004
2.32%, 01/14/05 (c)	134,038	133,943
Yorktown Capital LLC
2.32%, 01/10/05 (c)	134,038	133,978
2.34%, 01/13/05 (c)	67,019	66,975

		12,069,864

FLOATING RATE NOTES (2.01%)
American Express Credit Corp.
2.43%, 10/26/05 (c)	536,152	536,370
Bank of Nova Scotia
2.34%, 09/26/05 (c)	67,019	66,997
Beta Finance Inc.
2.27%, 05/04/05 (c) (d)	160,846	160,835
2.32%, 09/23/05 (c) (d)	241,268	241,199
2.32%, 09/27/05 (c) (d)	214,461	214,398
2.44%, 03/15/05 (c) (d)	134,038	134,060
2.47%, 10/27/05 (c) (d)	254,672	254,901
Canadian Imperial Bank of Commerce
2.32%, 09/13/05 (c)	402,114	402,023
2.34%, 12/14/05 (c)	241,268	241,194
2.36%, 10/31/05 (c)	268,076	268,019
Cancara Asset Securitisation LLC
2.80%, 02/15/05 (c)	474,495	474,495
CC USA Inc.
2.06%, 07/29/05 (c) (d)	268,076	268,030
2.27%, 05/04/05 (c) (d)	268,076	268,058
Commodore CDO Ltd.
2.55%, 12/12/05 (c)	67,019	67,019
Den Danske Bank NY
2.32%, 08/12/05 (c)	268,076	268,027
2.33%, 10/17/05 (c)	268,076	268,013
2.35%, 08/26/05 (c)	268,076	268,024
DEPFA Bank PLC
2.47%, 09/15/05 (c)	268,076	268,076
Dorada Finance Inc.
2.06%, 07/29/05 (c) (d)	222,503	222,465
Fairway Finance LLC
2.35%, 03/14/05 (c)	268,076	268,076
2.37%, 01/20/05 (c)	134,038	134,038
Fifth Third Bancorp
2.38%, 11/23/05 (c) (d)	536,152	536,152
Five Finance Inc.
2.37%, 04/29/05 (c) (d)	214,461	214,454
General Electric Commercial Equipment Financing LLC
2.37%, 11/20/05 (c)	153,755	153,755
HBOS Treasury Services PLC
2.55%, 04/22/05 (c)	268,076	268,076
K2 USA LLC
2.05%, 07/25/05 (c) (d)	134,038	134,023
2.33%, 06/10/05 (c) (d)	268,076	268,062
2.33%, 09/12/05 (c) (d)	268,076	268,039
2.39%, 10/20/05 (c) (d)	268,076	268,083
Links Finance LLC
2.12%, 04/25/05 (c)	268,076	268,130
2.35%, 04/15/05 (c) (d)	268,076	268,062
2.36%, 11/16/05 (c) (d)	134,038	134,015

See accompanying notes to financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

FLOATING RATE NOTES (Cont.)
National City Bank (Ohio)
2.29%, 08/09/05 (c)	$268,076	$268,028
2.35%, 06/23/05 (c)	268,076	268,038
2.36%, 06/10/05 (c)	134,038	134,056
Nationwide Building Society
2.40%, 01/06/06 (c) (d)	268,076	268,076
2.58%, 01/27/06 (c) (d)	455,729	455,781
Norddeutsche Landesbank
2.04%, 07/27/05 (c)	268,076	268,023
Northern Rock PLC
2.02%, 01/13/05 (c)	254,672	254,672
2.39%, 10/25/05 (c)	536,152	536,152
Permanent Financing PLC
2.32%, 03/10/05 (c)	268,076	268,076
2.34%, 09/12/05 (c)	335,095	335,095
2.35%, 06/10/05 (c)	120,634	120,634
Sedna Finance Inc.
2.37%, 01/10/06 (c)	53,615	53,601
Sigma Finance Inc.
2.01%, 01/09/06 (c)	268,076	268,018
2.28%, 12/06/05 (c) (d)	268,076	267,998
2.34%, 10/07/05 (c) (d)	93,827	93,805
2.39%, 08/17/05 (c)	134,038	134,045
2.39%, 09/15/05 (c)	335,095	335,117
2.47%, 11/28/05 (c) (d)	268,076	268,294
Tango Finance Corp.
2.24%, 05/17/05 (c) (d)	222,503	222,499
2.30%, 04/07/05 (c) (d)	98,384	98,381
2.33%, 02/25/05 (c) (d)	150,123	150,118
2.36%, 01/18/05 (c) (d)	117,953	117,953
2.37%, 09/15/05 (c) (d)	235,907	235,881
2.39%, 07/25/05 (c) (d)	268,076	268,061
Wachovia Asset Securitization Inc.
2.40%, 01/25/05 (c)	402,114	402,114
2.40%, 01/25/05 (c)	402,114	402,114
WhistleJacket Capital LLC
2.32%, 12/08/05 (c) (d)	174,249	174,223
2.36%, 07/15/05 (c) (d)	201,057	201,035
2.36%, 09/15/05 (c)	201,057	201,029
2.36%, 10/14/05 (c) (d)	134,038	134,028
2.38%, 01/17/06 (c) (d)	93,827	93,826
2.45%, 06/15/05 (c) (d)	134,038	134,024
White Pine Finance LLC
2.02%, 07/11/05 (c)	67,019	67,016
2.24%, 11/01/05 (c) (d)	136,719	136,682
2.27%, 07/05/05 (c)	134,038	134,023
2.29%, 05/20/05 (c)	120,634	120,630
2.35%, 04/15/05 (c) (d)	201,057	201,046
2.37%, 06/15/05 (c) (d)	109,911	109,911
2.37%, 01/13/06 (c) (d)	268,076	268,046
2.38%, 03/29/05 (c)	115,273	115,267
2.38%, 06/28/05 (c)	179,611	179,593
2.38%, 08/26/05 (c) (d)	134,038	134,021

	Shares or principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

FLOATING RATE NOTES (Cont.)
Winston Funding Ltd.
2.16%, 01/23/05 (c) (d)	$191,406	$191,406

		17,165,604

MEDIUM-TERM NOTES (0.10%)
CC USA Inc.
1.29%, 04/15/05 (c) (d)	268,076	268,069
1.51%, 02/15/05 (c) (d)	174,249	174,281
Dorada Finance Inc.
1.48%, 01/18/05 (c) (d)	201,057	201,057
K2 USA LLC
1.46%, 01/12/05 (c) (d)	134,038	134,038
WhistleJacket Capital LLC
1.32%, 02/04/05 (c) (d)	67,019	67,018

		844,463

MONEY MARKET FUNDS (1.28%)
Barclays Global Investors Funds Government Money Market Fund, Institutional Shares (c) (e)	1,072,304	1,072,313
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares (c) (e)	7,046,614	7,046,614
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares (c) (e)	2,680,761	2,680,761
BlackRock Temp Cash Money Market Fund (c)	49,994	49,994
Short Term Investment Co. - Prime Money Market Portfolio, Institutional Shares (c)	101,152	101,152

		10,950,834

REPURCHASE AGREEMENTS (0.47%)
Goldman Sachs & Co.
2.29%, 01/03/05 (c) (f)	$2,680,761	2,680,761
Merrill Lynch Government Securities Inc.
2.30%, 01/03/05 (c) (f)	1,340,380	1,340,380

		4,021,141

TIME DEPOSITS (0.70%)
Abbey National Treasury Services PLC
1.25%, 01/06/05 (c)	268,076	268,076
1.33%, 02/10/05 (c)	134,038	134,036
1.39%, 02/02/05 (c)	134,038	134,036
1.39%, 04/08/05 (c)	187,653	187,646
2.63%, 01/04/05 (c)	268,076	268,076
Bank of America N.A.
1.50%, 01/03/05 (c)	274,319	274,319

See accompanying notes to financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

TIME DEPOSITS (Cont.)
Credit Suisse First Boston
2.34%, 01/14/05 (c)	$402,114	$402,114
Fifth Third Bancorp
2.18%, 01/03/05 (c)	268,076	268,076
HBOS Treasury Services PLC
1.24%, 04/01/05 (c)	171,569	171,565
Natexis Banques
2.32%, 02/02/05 (c)	67,019	67,020
National City Bank (Ohio)
1.25%, 01/06/05 (c)	268,076	268,076
Norddeutsche Landesbank
2.11%, 06/07/05 (c)	268,076	268,053
Toronto-Dominion Bank
1.22%, 03/23/05 (c)	469,133	469,115
1.34%, 02/10/05 (c)	107,230	107,229
1.77%, 05/10/05 (c)	134,038	134,033
1.90%, 05/11/05 (c)	134,038	134,033
2.25%, 01/31/05 (c)	134,038	134,038
2.30%, 05/12/05 (c)	67,019	67,002
2.66%, 11/09/05 (c)	268,076	268,042
UBS Finance (Connecticut)
2.32%, 01/07/05 (c)	268,076	268,076
2.67%, 11/09/05 (c)	107,230	107,221
Washington Mutual Bank
2.27%, 02/02/05 (c)	107,230	107,230
2.35%, 02/02/05 (c)	428,922	428,918
Wells Fargo Bank N.A.
2.34%, 01/26/05 (c)	1,072,304	1,072,304

		6,008,334

U.S. GOVERNMENT AGENCY NOTES (0.12%)
Federal Home Loan Mortgage Corp.
1.63%, 04/15/05 (c)	187,653	187,821
1.80%, 01/18/05 (c)	124,655	124,562
1.80%, 01/19/05 (c)	134,038	133,931
2.06%, 05/31/05 (c)	133,644	132,512
Federal National Mortgage Association
2.33%, 07/22/05 (c)	402,114	396,920

		975,746

U.S. TREASURY OBLIGATIONS (0.06%)
U.S. Treasury Bill
2.12%(g), 03/24/05 (h)	500,000	497,600

TOTAL SHORT-TERM INVESTMENTS (Cost: $52,533,526)		52,533,586

TOTAL INVESTMENTS IN SECURITIES (109.70%) (Cost: $875,476,509)		936,601,985

Other Assets, Less Liabilities (-9.70%)		(82,795,110)

NET ASSETS (100.00%)		$853,806,875

(a)	Non-income earning security.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.
(d)	Security exempt from registration pursuant to Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(f)	Repurchase agreements held as collateral for securities on loan are fully collateralized by U.S. Government securities, with interest rates ranging from 2.79% to 10.00% and maturity dates ranging from 2/1/07 to 8/1/42.
(g)	Yield to maturity.
(h)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.

As of December 31, 2004, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized appreciation
S&P 500 Index (03/18/05)	16	$4,854,800	$42,753

			$42,753

See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2004

	Principal amount	Value
CORPORATE BONDS & NOTES (39.05%)

AEROSPACE & DEFENSE (0.08%)
Armor Holdings Inc.
8.25%, 08/15/13	$500,000	$560,000

AIRLINES (0.44%)
Continental Airlines Inc. Series 1997-4 Class 4A
6.90%, 01/02/18	2,023,895	2,028,828
Continental Airlines Inc. Series 2000-2 Class A1
7.71%, 04/02/21	1,153,293	1,150,025

		3,178,853

APPAREL (0.03%)
Russell Corp.
9.25%, 05/01/10	200,000	214,500

AUTO MANUFACTURERS (0.52%)
DaimlerChrysler NA Holdings
4.75%, 01/15/08	1,000,000	1,021,352
6.50%, 11/15/13	2,500,000	2,711,537

		3,732,889

BANKS (1.79%)
Bank of America Corp.
3.25%, 08/15/08	2,000,000	1,965,890
Bank One Corp.
5.50%, 03/26/07	3,745,000	3,901,901
HSBC Holdings PLC
5.25%, 12/12/12	3,000,000	3,109,998
Popular North America Inc.
6.13%, 10/15/06	1,750,000	1,823,839
Wachovia Corp.
7.50%, 07/15/06	2,000,000	2,127,950

		12,929,578

BIOTECHNOLOGY (0.31%)
Amgen Inc.
4.85%, 11/18/14 (a)	2,250,000	2,249,872

BUILDING MATERIALS (0.22%)
Masco Corp.
5.88%, 07/15/12	1,500,000	1,607,545

CHEMICALS (0.33%)
Dow Chemical Co. (The)
7.38%, 11/01/29	1,250,000	1,516,604
Equistar Chemicals Funding
10.63%, 05/01/11	500,000	580,000
Huntsman ICI Chemicals
10.13%, 07/01/09	305,000	321,012

		2,417,616

COMMERCIAL SERVICES (0.16%)
Cendant Corp.
7.38%, 01/15/13	1,000,000	1,156,833

DISTRIBUTION & WHOLESALE (0.07%)
Wesco Distribution Inc.
9.13%, 06/01/08 (a)	500,000	515,000

DIVERSIFIED FINANCIAL SERVICES (9.50%)
Alamosa Delaware Inc.
8.50%, 01/31/12	500,000	546,250
Boeing Capital Corp.
6.50%, 02/15/12	1,750,000	1,960,842
CIT Group Inc.
5.75%, 09/25/07	5,000,000	5,256,275
Countrywide Home Loans Inc.
5.50%, 02/01/07	3,000,000	3,109,845
5.63%, 05/15/07	1,500,000	1,564,690
Ford Motor Credit Co.
5.70%, 01/15/10	1,500,000	1,513,654
5.80%, 01/12/09	7,750,000	7,921,600
6.88%, 02/01/06	2,000,000	2,060,400
General Electric Capital Corp.
2.80%, 01/15/07	6,500,000	6,413,758
General Motors Acceptance Corp.
6.13%, 01/22/08	500,000	514,664
6.75%, 01/15/06	1,000,000	1,025,880
6.88%, 08/28/12	2,250,000	2,297,205
Global Cash Access LLC
8.75%, 03/15/12	500,000	538,750
Goldman Sachs Group Inc.
3.88%, 01/15/09	3,000,000	2,993,205
Household Finance Corp.
4.13%, 12/15/08	2,000,000	2,008,178
JP Morgan Chase & Co.
5.25%, 05/30/07	4,000,000	4,158,376
Lehman Brothers Holdings Inc.
4.00%, 01/22/08	5,500,000	5,537,955
Meridian Funding Co. LLC
2.75%, 10/06/08 (a)	3,000,000	2,996,505
Merrill Lynch & Co. Inc.
2.20%, 10/19/07	8,000,000	7,996,136
SLM Corp.
5.63%, 04/10/07	7,500,000	7,821,397
Technical Olympic USA Inc.
9.00%, 07/01/10	500,000	535,000

		68,770,565

ELECTRIC (1.05%)
AES Corp.
8.75%, 05/15/13 (a)	500,000	568,125
Constellation Energy Group Inc.
7.00%, 04/01/12	1,500,000	1,709,775

See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
CORPORATE BONDS & NOTES (Cont.)

ELECTRIC (Cont.)
Edison Mission Energy
10.00%, 08/15/08	$500,000	$573,750
Exelon Generation Co. LLC
5.35%, 01/15/14	1,500,000	1,538,073
Reliant Energy Inc.
9.25%, 07/15/10	500,000	557,500
TXU Corp.
5.55%, 11/15/14 (a)	1,000,000	993,410
TXU Energy Co.
7.00%, 03/15/13	1,500,000	1,675,276

		7,615,909

ELECTRICAL COMPONENTS & EQUIPMENT (0.08%)
Rayovac Corp.
8.50%, 10/01/13	500,000	555,000

ENTERTAINMENT (0.15%)
Gaylord Entertainment Co.
8.00%, 11/15/13	500,000	540,000
Pinnacle Entertainment Inc.
8.25%, 03/15/12	500,000	531,250

		1,071,250

FOOD (0.64%)
Delhaize America Inc.
8.13%, 04/15/11	2,000,000	2,331,448
SUPERVALU Inc.
7.88%, 08/01/09	2,000,000	2,293,524

		4,624,972

FOREST PRODUCTS & PAPER (1.55%)
Georgia Pacific Corp.
8.13%, 05/15/11	1,500,000	1,725,000
MeadWestvaco Corp.
6.85%, 04/01/12	1,500,000	1,696,008
Westvaco Corp.
8.20%, 01/15/30	2,000,000	2,499,128
Weyerhaeuser Co.
6.13%, 03/15/07	2,204,000	2,320,682
6.75%, 03/15/12	2,000,000	2,253,664
7.38%, 03/15/32	600,000	711,508

		11,205,990

HEALTH CARE-SERVICES (1.16%)
Humana Inc.
7.25%, 08/01/06	1,000,000	1,052,777
UnitedHealth Group Inc.
3.30%, 01/30/08	3,665,000	3,608,478
5.00%, 08/15/14	2,500,000	2,515,040
WellPoint Inc.
5.00%, 12/15/14 (a)	1,250,000	1,246,065

		8,422,360

HOME BUILDERS (0.31%)
D.R. Horton Inc.
6.88%, 05/01/13	500,000	541,250
Pulte Homes Inc.
7.88%, 08/01/11	1,500,000	1,740,121

		2,281,371

HOUSEHOLD PRODUCTS & WARES (0.72%)
Clorox Co.
2.54%, 12/14/07 (a)	5,250,000	5,247,139

INSURANCE (3.86%)
AIG SunAmerica Global Finance IX
5.10%, 01/17/07 (a)	5,000,000	5,155,450
Allstate Financial Global Funding
2.50%, 06/20/08 (a)	4,970,000	4,744,710
American International Group Inc.
2.88%, 05/15/08	2,500,000	2,422,778
ASIF Global Financing XVII
3.85%, 11/26/07 (a)	5,250,000	5,270,050
Cincinnati Financial Corp.
6.13%, 11/01/34 (a)	1,400,000	1,414,916
Hancock (John) Financial Services Inc.
5.63%, 12/01/08	4,000,000	4,248,356
MetLife Inc.
5.38%, 12/15/12	4,500,000	4,666,464

		27,922,724

IRON & STEEL (0.36%)
International Steel Group Inc.
6.50%, 04/15/14	2,000,000	2,145,000
United States Steel LLC
9.75%, 05/15/10	420,000	478,800

		2,623,800

LODGING (0.82%)
Harrah’s Operating Co. Inc.
5.50%, 07/01/10	1,750,000	1,811,469
7.13%, 06/01/07	1,250,000	1,339,033
Marriott International Inc.
7.00%, 01/15/08	2,530,000	2,757,811

		5,908,313

See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
CORPORATE BONDS & NOTES (Cont.)

MACHINERY (0.08%)
Columbus McKinnon Corp.
10.00%, 08/01/10	$500,000	$562,500

MANUFACTURING (1.24%)
Tyco International Group SA
6.38%, 02/15/06	6,000,000	6,199,920
6.38%, 10/15/11	2,500,000	2,760,140

		8,960,060

MEDIA (1.46%)
Charter Communications Holdings LLC
8.63%, 04/01/09	500,000	433,750
Comcast Cable Communications Holdings Inc.
8.38%, 03/15/13	3,500,000	4,315,836
Cox Communications Inc.
7.13%, 10/01/12	500,000	560,431
7.75%, 08/15/06	1,000,000	1,063,684
CSC Holdings Inc.
7.63%, 04/01/11	500,000	538,750
Dex Media East LLC
12.13%, 11/15/12	325,000	396,094
Walt Disney Co. (The)
6.38%, 03/01/12	1,500,000	1,670,505
6.75%, 03/30/06	1,000,000	1,041,915
XM Satellite Radio Inc.
7.66%, 05/01/09	500,000	514,375

		10,535,340

MINING (0.08%)
Phelps Dodge Corp.
8.75%, 06/01/11	500,000	609,637

OFFICE & BUSINESS EQUIPMENT (0.08%)
Xerox Corp.
9.75%, 01/15/09	500,000	587,500

OIL & GAS (2.37%)
Amerada Hess Corp.
7.88%, 10/01/29	1,100,000	1,301,527
Burlington Resources Finance Co.
7.20%, 08/15/31	1,250,000	1,491,491
Chesapeake Energy Corp.
6.88%, 01/15/16	500,000	523,750
ConocoPhillips Holding Co.
6.95%, 04/15/29	2,600,000	3,070,223
Devon Financing Corp. ULC
6.88%, 09/30/11	3,250,000	3,680,810
Enterprise Products Operating LP
4.63%, 10/15/09 (a)	2,000,000	1,996,866
Occidental Petroleum Corp.
6.75%, 01/15/12	765,000	868,406
Pemex Project Funding Master Trust
8.50%, 02/15/08	1,000,000	1,127,500
Valero Energy Corp.
6.88%, 04/15/12	2,750,000	3,119,171

		17,179,744

PIPELINES (0.67%)
ANR Pipeline Co.
8.88%, 03/15/10	500,000	560,000
Duke Capital LLC
5.67%, 08/15/14	2,000,000	2,063,702
Kinder Morgan Energy Partners LP
7.13%, 03/15/12 (b)	1,500,000	1,714,833
Utilicorp United Inc.
7.63%, 11/15/09	500,000	522,500

		4,861,035

REAL ESTATE INVESTMENT TRUSTS (1.24%)
Duke Realty LP
2.78%, 12/22/06	4,250,000	4,247,624
iStar Financial Inc.
5.13%, 04/01/11	1,500,000	1,515,999
Simon Property Group LP
6.38%, 11/15/07	3,000,000	3,200,682

		8,964,305

RETAIL (0.49%)
Denny’s Corp./Holdings Inc.
10.00%, 10/01/12 (a)	500,000	538,125
Tricon Global Restaurants
7.65%, 05/15/08	1,000,000	1,115,369
8.88%, 04/15/11	1,550,000	1,915,054

		3,568,548

TELECOMMUNICATIONS (6.44%)
American Tower Corp.
9.38%, 02/01/09	123,000	130,073
Ameritech Capital Funding Corp.
6.15%, 01/15/08	1,265,000	1,350,317
AT&T Wireless Services Inc.
7.35%, 03/01/06	1,000,000	1,046,139
7.88%, 03/01/11	2,000,000	2,357,234
BellSouth Corp.
4.75%, 11/15/12	2,250,000	2,263,815
British Telecom PLC
8.38%, 12/15/10	3,000,000	3,602,577
CenturyTel Inc.
7.88%, 08/15/12	1,200,000	1,412,178
Motorola Inc.
4.61%, 11/16/07	4,000,000	4,078,952
Nextel Communications Inc.
5.95%, 03/15/14	2,200,000	2,277,000

See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
CORPORATE BONDS & NOTES (Cont.)

TELECOMMUNICATIONS (Cont.)
NTL Cable PLC
8.75%, 04/15/14 (a) (b)	$500,000	$563,750
Qwest Services Corp.
13.50%, 12/15/07 (a)	500,000	571,250
SBC Communications Inc.
4.13%, 09/15/09	3,500,000	3,493,613
Sprint Capital Corp.
6.00%, 01/15/07	9,000,000	9,419,364
Telecom Italia Capital SA
4.95%, 09/30/14 (a)	4,250,000	4,163,891
Verizon New York Inc.
7.38%, 04/01/32	1,750,000	2,007,350
Verizon New York Inc. Class A
6.88%, 04/01/12	7,000,000	7,857,346

		46,594,849

TRANSPORTATION (0.75%)
Burlington Northern and Santa Fe Railway Co.
4.88%, 01/15/15	1,250,000	1,245,393
Burlington Northern Santa Fe Corp.
5.90%, 07/01/12	1,500,000	1,621,359
FedEx Corp.
2.65%, 04/01/07	2,000,000	1,958,854
Norfolk Southern Corp.
8.63%, 05/15/10	500,000	602,120

		5,427,726

TOTAL CORPORATE BONDS & NOTES (Cost: $282,829,014)		282,663,323

COLLATERALIZED MORTGAGE OBLIGATIONS (4.35%)

MORTGAGE-BACKED SECURITIES (4.35%)
Bank of America Alternative Loan Trust, Series 2003-5, Class 2A1
5.00%, 07/25/18	4,935,943	4,859,671
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5A1
5.00%, 08/25/19	5,991,694	6,036,632
Master Asset Securitization Trust, Series 2003-10, Class 3A1
5.50%, 11/25/33	10,394,514	10,491,443
Master Asset Securitization Trust, Series 2003-5, Class 4A4
5.50%, 06/25/33	3,704,349	3,722,966
MASTR Adjustable Rate Mortgages Trust, Series 2004-11, Class 2A1
2.56%, 11/25/34	972,107	972,448
Residential Funding Mortgage Securities I, Series 2003-S15, Class A1
4.50%, 08/25/18	2,614,677	2,591,048
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-10, Class A1
4.50%, 09/25/18	2,875,282	2,851,023

		31,525,231

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost: $31,049,180)		31,525,231

FOREIGN GOVERNMENT BONDS & NOTES (h) (0.73%)
United Mexican States
8.38%, 01/14/11	4,500,000	5,285,250

TOTAL FOREIGN GOVERNMENT BONDS & NOTES (Cost: $5,299,494)		5,285,250

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (58.87%)

MORTGAGE-BACKED SECURITIES (41.43%)
Federal Home Loan Mortgage Corp.
5.00%, 01/01/20 (c)	15,700,000	15,935,500
5.00%, 10/01/33	9,663,826	9,616,891
5.00%, 02/01/34 (c)	26,000,000	25,748,112
5.00%, 03/01/34	5,363,440	5,329,756
5.50%, 01/01/35 (c)	23,400,000	23,765,625
6.00%, 08/01/34	40,408,717	41,763,143
6.50%, 05/01/34	14,526,867	15,246,913
Federal National Mortgage Association
4.00%, 04/15/20	1,754,333	1,761,276
5.00%, 06/15/16	10,044,810	10,297,163
5.00%, 09/01/18	12,605,453	12,819,266
5.00%, 01/01/20 (c)	17,900,000	18,179,687
5.00%, 03/01/34	8,467,766	8,418,093
5.00%, 12/01/34 (c)	5,000,000	5,090,699
5.00%, 01/01/35 (c)	10,500,000	10,414,687
5.50%, 09/01/19	7,048,587	7,289,328
5.50%, 10/01/19	5,723,363	5,918,841
5.50%, 07/01/33	31,371,511	31,876,005
5.50%, 01/01/34	10,842,406	11,016,766
5.50%, 01/01/35 (c)	21,800,000	22,127,000
6.50%, 09/01/34	16,537,269	17,348,295

		299,963,046

See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
MORTGAGE-BACKED SECURITIES (Cont.)

U.S. GOVERNMENT AGENCY OBLIGATIONS (6.77%)
Federal Home Loan Mortgage Corp.
4.00%, 01/15/19	$3,000,000	$3,005,382
Federal National Mortgage Association
4.50%, 12/25/12	1,528,000	1,549,440
5.00%, 05/15/22	29,500,000	30,218,782
5.00%, 01/25/25	13,800,000	14,210,923

		48,984,527

U.S. GOVERNMENT SECURITIES (10.67%)
U.S. Treasury Bonds
5.38%, 02/15/31 (b)	35,050,000	37,900,546
6.13%, 08/15/29	7,800,000	9,157,684
U.S. Treasury Notes
1.63%, 02/28/06 (d)	100,000	98,645
2.63%, 05/15/08 (d)	398,000	389,107
3.13%, 04/15/09 (d)	605,000	595,831
4.00%, 02/15/14 (b)	29,500,000	29,093,225

		77,235,038

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost: 426,040,273)		426,182,611

SHORT-TERM INVESTMENTS (22.64%)

COMMERCIAL PAPER (2.50%)
Alpine Securitization Corp.
2.28%, 01/06/05 (e)	200,663	200,625
Amsterdam Funding Corp.
2.25%, 01/04/05 (e)	100,331	100,326
2.33%, 01/10/05 (e)	200,663	200,572
Barton Capital Corp.
2.27%, 01/04/05 (e)	410,757	410,731
2.27%, 01/10/05 (e)	446,258	446,061
2.30%, 01/21/05 (e)	162,232	162,045
Cancara Asset Securitisation LLC
2.25%, 01/05/05 (e)	491,632	491,570
2.29%, 01/07/05 (e)	401,326	401,224
Cantabric Finance LLC
2.27%, 01/03/05 (e)	208,689	208,689
2.28%, 01/03/05 (e)	232,769	232,769
2.38%, 01/20/05 (e)	401,326	400,874
Chariot Funding LLC
2.31%, 01/11/05 (e)	305,862	305,705
Corporate Asset Funding
2.21%, 02/07/05 (e)	300,994	300,349
2.26%, 02/03/05 (e)	401,326	400,544
CRC Funding LLC
2.21%, 02/07/05 (e)	100,331	100,116
Den Danske Bank NY
2.25%, 01/03/05 (e)	100,331	100,331
DEPFA Bank PLC
2.28%, 05/03/05 (e)	200,663	199,141
Edison Asset Securitization
2.26%, 05/04/05 (e)	501,657	497,846
Fairway Finance Corp.
2.55%, 01/03/05 (e)	386,978	386,978
Falcon Asset Securitization Corp.
2.27%, 01/13/05 (e)	80,265	80,214
2.30%, 02/02/05 (e)	401,326	400,556
2.31%, 01/11/05 (e)	406,194	405,985
2.33%, 01/12/05 (e)	187,070	186,961
Ford Credit Auto Receivables
1.85%, 01/14/05 (e)	200,663	200,549
2.28%, 04/27/05 (e)	300,994	298,821
Fortis Funding LLC
2.35%, 05/09/05 (e)	561,856	557,234
Gemini Securitization Corp.
2.31%, 01/10/05 (e)	200,663	200,573
General Electric Capital Corp.
2.24%, 02/02/05 (e)	1,203,977	1,201,729
2.26%, 01/05/05 (e)	401,326	401,275
2.29%, 01/24/05 (e)	100,331	100,197
Georgetown Funding Co. LLC
2.27%, 01/20/05 (e)	140,464	140,313
2.38%, 01/19/05 (e)	160,530	160,360
Giro Funding US Corp.
2.20%, 02/08/05 (e)	222,828	222,338
2.30%, 02/02/05 (e)	100,331	100,139
2.33%, 02/03/05 (e)	100,331	100,130
Grampian Funding LLC
2.27%, 02/01/05 (e)	300,994	300,444
Jupiter Securitization Corp.
2.30%, 01/10/05 (e)	167,160	167,085
2.30%, 02/01/05 (e)	200,663	200,291
Kitty Hawk Funding Corp.
2.33%, 01/12/05 (e)	337,707	337,511
Liberty Street Funding Corp.
2.31%, 01/10/05 (e)	233,074	232,969
Mont Blanc Capital Corp.
2.27%, 01/07/05 (e)	136,900	136,866
2.32%, 01/10/05 (e)	206,386	206,293
Mortgage Interest Networking Trust
2.24%, 02/01/05 (e)	260,862	260,391
Nationwide Building Society
2.21%, 02/10/05 (e)	401,326	400,389
New Center Asset Trust
2.25%, 02/02/05 (e)	377,246	376,539
Park Avenue Receivables Corp.
2.31%, 01/19/05 (e)	201,457	201,251
Preferred Receivables Funding Corp.
2.30%, 01/19/05 (e)	200,663	200,458
2.30%, 02/02/05 (e)	200,663	200,278
2.34%, 01/20/05 (e)	300,994	300,662

See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Scaldis Capital LLC
2.28%, 01/07/05 (e)	$361,193	$361,101
Solitaire Funding Ltd.
2.28%, 01/04/05 (e)	241,293	241,278
2.28%, 02/02/05 (e)	255,829	255,343
Sydney Capital Corp.
2.25%, 01/18/05 (e)	200,663	200,475
2.29%, 01/06/05 (e)	295,055	294,998
Tulip Funding Corp.
2.25%, 01/14/05 (e)	200,663	200,525
2.35%, 01/13/05 (e)	584,675	584,293
2.36%, 01/24/05 (e)	401,326	400,773
UBS Finance (Delaware)
2.33%, 01/04/05 (e)	802,651	802,599
Variable Funding Capital Corp.
2.26%, 01/05/05 (e)	200,663	200,638
2.30%, 01/07/05 (e)	200,663	200,611
2.32%, 01/14/05 (e)	200,663	200,521
Yorktown Capital LLC
2.32%, 01/10/05 (e)	200,663	200,572
2.34%, 01/13/05 (e)	100,331	100,266

		18,069,290

FLOATING RATE NOTES (3.55%)
American Express Credit Corp.
2.43%, 10/26/05 (e)	802,651	802,977
Bank of Nova Scotia
2.34%, 09/26/05 (e)	100,331	100,300
Beta Finance Inc.
2.27%, 05/04/05 (a) (e)	240,795	240,779
2.32%, 09/23/05 (a) (e)	361,193	361,089
2.32%, 09/27/05 (a) (e)	321,060	320,966
2.44%, 03/15/05 (a) (e)	200,663	200,695
2.47%, 10/27/05 (a) (e)	381,259	381,601
Canadian Imperial Bank of Commerce
2.32%, 09/13/05 (e)	601,988	601,852
2.34%, 12/14/05 (e)	361,193	361,082
2.36%, 10/31/05 (e)	401,326	401,240
Cancara Asset Securitisation LLC
2.80%, 02/15/05 (e)	710,346	710,346
CC USA Inc.
2.06%, 07/29/05 (a) (e)	401,326	401,257
2.27%, 05/04/05 (a) (e)	401,326	401,299
Commodore CDO Ltd.
2.55%, 12/12/05 (e)	100,331	100,331
Den Danske Bank NY
2.32%, 08/12/05 (e)	401,326	401,253
2.33%, 10/17/05 (e)	401,326	401,231
2.35%, 08/26/05 (e)	401,326	401,249
DEPFA Bank PLC
2.47%, 09/15/05 (e)	401,326	401,326
Dorada Finance Inc.
2.06%, 07/29/05 (a) (e)	333,100	333,043
Fairway Finance LLC
2.35%, 03/14/05 (e)	401,326	401,326
2.37%, 01/20/05 (e)	200,663	200,663
Fifth Third Bancorp
2.38%, 11/23/05 (a) (e)	802,651	802,651
Five Finance Inc.
2.37%, 04/29/05 (a) (e)	321,060	321,050
General Electric Commercial Equipment Financing LLC
2.37%, 11/20/05 (e)	230,180	230,181
HBOS Treasury Services PLC
2.55%, 04/22/05 (e)	401,326	401,326
K2 USA LLC
2.05%, 07/25/05 (a) (e)	200,663	200,640
2.33%, 06/10/05 (a) (e)	401,326	401,304
2.33%, 09/12/05 (a) (e)	401,326	401,270
2.39%, 10/20/05 (a) (e)	401,326	401,336
Links Finance LLC
2.12%, 04/25/05 (e)	401,326	401,407
2.35%, 04/15/05 (a) (e)	401,326	401,303
2.36%, 11/16/05 (a) (e)	200,663	200,628
National City Bank (Ohio)
2.29%, 08/09/05 (e)	401,326	401,254
2.35%, 06/23/05 (e)	401,326	401,269
2.36%, 06/10/05 (e)	200,663	200,690
Nationwide Building Society
2.40%, 01/06/06 (a) (e)	401,326	401,326
2.58%, 01/27/06 (a) (e)	682,253	682,330
Norddeutsche Landesbank
2.04%, 07/27/05 (e)	401,326	401,246
Northern Rock PLC
2.02%, 01/13/05 (e)	381,259	381,259
2.39%, 10/25/05 (e)	802,651	802,651
Permanent Financing PLC
2.32%, 03/10/05 (e)	401,326	401,326
2.34%, 09/12/05 (e)	501,657	501,657
2.35%, 06/10/05 (e)	180,596	180,596
Sedna Finance Inc.
2.37%, 01/10/06 (e)	80,265	80,244
Sigma Finance Inc.
2.01%, 01/09/06 (e)	401,326	401,238
2.28%, 12/06/05 (a) (e)	401,326	401,208
2.34%, 10/07/05 (a) (e)	140,464	140,431
2.39%, 08/17/05 (e)	200,663	200,674
2.39%, 09/15/05 (e)	501,657	501,690
2.47%, 11/28/05 (a) (e)	401,326	401,652

See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Share or principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

FLOATING RATE NOTES (Cont.)
Tango Finance Corp.
2.24%, 05/17/05 (a) (e)	$333,100	$333,094
2.30%, 04/07/05 (a) (e)	147,286	147,283
2.33%, 02/25/05 (a) (e)	224,742	224,736
2.36%, 01/18/05 (a) (e)	176,583	176,582
2.37%, 09/15/05 (a) (e)	353,166	353,128
2.39%, 07/25/05 (a) (e)	401,326	401,303
Wachovia Asset Securitization Inc.
2.40%, 01/25/05 (e)	601,988	601,988
2.40%, 01/25/05 (e)	601,988	601,988
WhistleJacket Capital LLC
2.32%, 12/08/05 (a) (e)	260,862	260,822
2.36%, 07/15/05 (a) (e)	300,994	300,962
2.36%, 09/15/05 (e)	300,994	300,952
2.36%, 10/14/05 (a) (e)	200,663	200,647
2.38%, 01/17/06 (a) (e)	140,464	140,462
2.45%, 06/15/05 (a) (e)	200,663	200,642
White Pine Finance LLC
2.02%, 07/11/05 (e)	100,331	100,326
2.24%, 11/01/05 (a) (e)	204,676	204,621
2.27%, 07/05/05 (e)	200,663	200,641
2.29%, 05/20/05 (e)	180,596	180,590
2.35%, 04/15/05 (a) (e)	300,994	300,977
2.37%, 06/15/05 (a) (e)	164,543	164,543
2.37%, 01/13/06 (a) (e)	401,326	401,281
2.38%, 03/29/05 (e)	172,570	172,561
2.38%, 06/28/05 (e)	268,888	268,861
2.38%, 08/26/05 (a) (e)	200,663	200,637
Winston Funding Ltd.
2.16%, 01/23/05 (a) (e)	286,546	286,546

		25,697,915

MEDIUM-TERM NOTES (0.17%)
CC USA Inc.
1.29%, 04/15/05 (a) (e)	401,326	401,315
1.51%, 02/15/05 (a) (e)	260,862	260,909
Dorada Finance Inc.
1.48%, 01/18/05 (a) (e)	300,994	300,994
K2 USA LLC
1.46%, 01/12/05 (a) (e)	200,663	200,662
WhistleJacket Capital LLC
1.32%, 02/04/05 (a) (e)	100,331	100,330

		1,264,210

MONEY MARKET FUNDS (14.14%)
Barclays Global Investors Funds Government Money Market Fund, Institutional Shares (e) (f)	1,605,302	1,605,302
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares (e) (f)	96,522,165	96,522,165
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares (e) (f)	4,013,256	4,013,256
BlackRock Temp Cash Money Market Fund (e)	74,844	74,844
Short Term Investment Co. - Prime Money Market Portfolio, Institutional Shares (e)	151,430	151,430

		102,366,997

REPURCHASE AGREEMENTS (0.83%)
Goldman Sachs & Co.
2.29%, 01/03/05 (e) (g)	$4,013,255	4,013,256
Merrill Lynch Government Securities Inc.
2.30%, 01/03/05 (e) (g)	2,006,628	2,006,628

		6,019,884

TIME DEPOSITS (1.25%)
Abbey National Treasury Services PLC
1.25%, 01/06/05 (e)	401,326	401,326
1.33%, 02/10/05 (e)	200,663	200,660
1.39%, 02/02/05 (e)	200,663	200,660
1.39%, 04/08/05 (e)	280,928	280,917
2.63%, 01/04/05 (e)	401,326	401,326
Bank of America N.A.
1.50%, 01/03/05 (e)	410,671	410,671
Credit Suisse First Boston
2.34%, 01/14/05 (e)	601,988	601,988
Fifth Third Bancorp
2.18%, 01/03/05 (e)	401,326	401,326
HBOS Treasury Services PLC
1.24%, 04/01/05 (e)	256,848	256,842
Natexis Banques
2.32%, 02/02/05 (e)	100,331	100,332
National City Bank (Ohio)
1.25%, 01/06/05 (e)	401,326	401,326
Norddeutsche Landesbank
2.11%, 06/07/05 (e)	401,326	401,292
Toronto-Dominion Bank
1.22%, 03/23/05 (e)	702,320	702,293
1.34%, 02/10/05 (e)	160,530	160,528
1.77%, 05/10/05 (e)	200,663	200,656
1.90%, 05/11/05 (e)	200,663	200,656

See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
SHORT-TERM INVESTMENTS (Cont.)

TIME DEPOSITS (Cont.)
Toronto-Dominion Bank (Cont.)
2.25%, 01/31/05 (e)	$200,663	$200,663
2.30%, 05/12/05 (e)	100,331	100,307
2.66%, 11/09/05 (e)	401,326	401,275
UBS Finance (Connecticut)
2.32%, 01/07/05 (e)	401,326	401,326
2.67%, 11/09/05 (e)	160,530	160,517
Washington Mutual Bank
2.27%, 02/02/05 (e)	160,530	160,530
2.35%, 02/02/05 (e)	642,121	642,116
Wells Fargo Bank N.A.
2.34%, 01/26/05 (e)	1,605,302	1,605,302

		8,994,835

U.S. GOVERNMENT AGENCY NOTES (0.20%)
Federal Home Loan Mortgage Corp.
1.63%, 04/15/05 (e)	280,928	281,179
1.80%, 01/18/05 (e)	186,616	186,477
1.80%, 01/19/05 (e)	200,663	200,502
2.06%, 05/31/05 (e)	200,073	198,378
Federal National Mortgage Association
2.33%, 07/22/05 (e)	601,988	594,213

		1,460,749

TOTAL SHORT-TERM INVESTMENTS (Cost: $163,873,880)		163,873,880

TOTAL INVESTMENTS IN SECURITIES (125.64%) (Cost: $909,091,841)		909,530,295

SECURITIES SOLD SHORT

U.S. GOVERNMENT AGENCY OBLIGATIONS (-4.64%)
Federal National Mortgage Association
4.50%, 02/01/19 (c)	(33,800,000)	(33,620,454)

		(33,620,454)

TOTAL SECURITIES SOLD SHORT (Proceeds: $33,615,156)		(33,620,454)

Other Assets, Less Liabilities (-21.00%)		(152,002,792)

NET ASSETS (100.00%)		$723,907,049

(a)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	To-be-announced (TBA). See Note 1.
(d)	These U. S. Treasury Notes are held in segregated accounts in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.
(e)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.
(f)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(g)	Repurchase agreements held as collateral for securities on loan are fully collateralized by U.S. Government securities, with interest rates ranging from 2.79% to 10.00% and maturity dates ranging from 2/1/07 to 8/1/42.
(h)	Investments are denominated in U. S. dollars.

As of December 31, 2004, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized appreciation (depreciation)
U.S. 5-Year Note (03/31/05)	176	$19,277,500	$5,797
U.S. 10-Year Note (03/31/05)	124	13,880,250	(4,948)
U.S. 2-Year Note (03/31/05)	(59)	(12,366,031)	14
U.S. Long Bond (03/31/05)	(11)	(1,237,500)	16,464
90-Day Euro (03/13/06)	(210)	(50,570,625)	54,168

			$71,495

See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

As of December 31, 2004, the Master Portfolio held the following open swap contracts:

Description	Notional amount	Net unrealized appreciation (depreciation)
Credit Default Swaps

Agreement with J.P. Morgan Chase & Co. dated 10/22/04 to receive 1.22% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Cummins, Inc. 7.125% due 3/1/28. Expiring 12/20/09.	$3,500,000	$30,870
Agreement with J.P. Morgan Chase & Co. dated 12/2/04 to receive 1.25% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Altria Group Inc. 7.00% due 11/4/13. Expiring 12/20/09.	1,250,000	1,814
Agreement with J.P. Morgan Chase & Co. dated 12/8/04 to receive 1.63% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Shaw Communications, Inc. 7.20% due 12/15/11. Expiring 3/20/10.	1,000,000	3,295
Agreement with J.P. Morgan Chase & Co. dated 12/13/04 to receive 1.50% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Shaw Communications, Inc. 8.25% due 4/11/10. Expiring 3/20/10.	3,000,000	(7,820)
Agreement with J.P. Morgan Chase & Co. dated 12/23/04 to receive 0.88% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Electronic Data Systems Corp. 6.00% due 8/1/13. Expiring 3/20/10.	2,750,000	(5,729)
Agreement with J.P. Morgan Chase & Co. dated 3/15/04 to receive 0.22% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Deere & Co. 6.950% due 4/25/14. Expiring 3/20/07.	2,000,000	4,574
Agreement with J.P. Morgan Chase & Co. dated 9/1/04 to receive 1.185% per year times the notional amount. The Master Portfolio makes payment only upon a default event of iStar Financial Inc. 6.000% due 12/15/10. Expiring 12/20/09.	2,000,000	46,943
Agreement with Lehman Brothers, Inc. dated 3/15/04 to receive 0.30% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Cendant Corp. 7.375% due 1/15/13. Expiring 3/20/05.	5,500,000	2,220
Agreement with Lehman Brothers, Inc. dated 3/15/04 to receive 0.32% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Dow Chemical Co. 6.00% due 10/1/12. Expiring 3/20/05.	5,000,000	13,851
Agreement with Lehman Brothers, Inc. dated 3/15/04 to receive 0.80% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Sprint Capital Corp. 8.375% due 3/15/12. Expiring 3/20/07.	6,000,000	76,752
Agreement with J.P. Morgan Chase & Co. dated 7/9/04 to receive 4.00% per year times the notional amount. The Master Portfolio makes payment only upon a default event of the Dow Jones Credit Derivatives Index, High Yield. Expiring 12/20/09.	6,750,000	208,288

		$375,058

Swaptions

Agreement with J.P. Morgan Chase & Co. dated 6/23/04. Option to enter into a ten-year interest rate swap, receiving the notional amount multiplied by the three-month LIBOR rate, and paying a fixed rate of 6.4625%. Expiring 6/23/09.	18,200,000	$589,740

See accompanying notes to financial statements.

MASTER INVESTMENT PORTFOLIO

Portfolio Allocations

December 31, 2004

(Unaudited)

S&P 500 INDEX MASTER PORTFOLIO

Sector	Value	% of Net Assets
Consumer Non-Cyclical	$505,227,880	20.99%
Financial	491,672,471	20.43
Technology	295,282,857	12.27
Industrial	276,557,768	11.49
Communications	268,356,924	11.15
Consumer Cyclical	238,034,996	9.89
Energy	169,949,066	7.06
Utilities	69,733,435	2.90
Basic Materials	68,188,601	2.83
Short-Term and Other Net Assets	23,798,551	0.99

TOTAL	$2,406,802,549	100.00%

RUSSELL 2000 INDEX MASTER PORTFOLIO
Sector	Value	% of Net Assets
Financial	$50,133,479	21.02%
Consumer Non-Cyclical	41,255,331	17.30
Industrial	33,546,188	14.07
Consumer Cyclical	31,229,905	13.10
Technology	22,504,922	9.44
Communications	18,573,078	7.79
Energy	11,628,931	4.88
Basic Materials	10,736,607	4.50
Utilities	7,464,939	3.13
Exchange-Traded Funds	6,929,545	2.91
Diversified	328,027	0.14
Short-Term and Other Net Assets	4,107,822	1.72

TOTAL	$238,438,774	100.00%

INTERNATIONAL INDEX MASTER PORTFOLIO
Industry	Value	% of Net Assets
Banks	$20,745,042	18.00%
Telecommunications	10,408,667	9.03
Oil & Gas	8,860,983	7.69
Pharmaceuticals	8,107,550	7.04
Insurance	5,332,562	4.63
Food	4,862,058	4.22
Electric	4,475,529	3.88
Auto Manufacturers	3,624,407	3.15
Retail	3,035,882	2.63
Chemicals	2,846,553	2.47
Real Estate	2,362,518	2.05
Mining	2,218,561	1.93
Media	2,197,206	1.91
Manufacturing	1,977,282	1.72
Diversified Financial Services	1,945,464	1.69
Transportation	1,841,043	1.60
Exchange-Traded Funds	1,761,468	1.53
Building Materials	1,735,061	1.51
Electronics	1,644,529	1.43
Beverages	1,554,491	1.35
Commercial Services	1,376,690	1.19
Engineering & Construction	1,269,757	1.10
Home Furnishings	1,144,178	0.99
Electrical Components & Equipment	1,107,683	0.96
Iron & Steel	953,387	0.83
Agriculture	926,359	0.80
Holding Companies - Diversified	853,911	0.74
Distribution & Wholesale	836,961	0.73
Auto Parts & Equipment	824,099	0.71
Health Care-Products	807,111	0.70
Office & Business Equipment	788,241	0.68
Semiconductors	717,599	0.62
Gas	714,322	0.62
Software	698,891	0.61
Water	642,763	0.56
Hand & Machine Tools	636,938	0.55
Computers	624,731	0.54
Cosmetics & Personal Care	610,928	0.53
Forest Products & Paper	582,999	0.51
Aerospace & Defense	560,066	0.48
Machinery	518,318	0.45
Entertainment	452,387	0.39
Advertising	390,722	0.34
Internet	374,979	0.33
Home Builders	371,132	0.32
Leisure Time	337,731	0.29
Household Products & Wares	322,314	0.28
Airlines	292,943	0.25
Apparel	276,440	0.24
Lodging	257,032	0.22
Textiles	216,008	0.19
Real Estate Investment Trusts	192,372	0.17
Metal Fabricate & Hardware	177,199	0.15
Food Service	173,258	0.15
Toys, Games & Hobbies	168,908	0.15
Packaging & Containers	165,086	0.14
Venture Capital	117,504	0.10
Biotechnology	85,214	0.07
Investment Companies	71,036	0.06
Oil & Gas Services	69,871	0.06
Housewares	38,177	0.03
Environmental Control	35,888	0.03
Shipbuilding	30,492	0.03
Energy - Alternate Sources	19,796	0.02
Health Care-Services	18,343	0.02
Storage & Warehousing	9,857	0.01
Office Furnishings	6,036	0.01
Short-Term and Other Net Assets	1,837,524	1.59

TOTAL	$115,241,037	100.00%

These tables are not part of the financial statements.

MASTER INVESTMENT PORTFOLIO

Portfolio Allocations (continued)

December 31, 2004

(Unaudited)

LIFEPATH RETIREMENT MASTER PORTFOLIO
Security Type	Value	% of Net Assets

Domestic Fixed Income	$116,326,624	64.31%
Domestic Equity	48,205,887	26.65
Foreign Equity	15,553,544	8.60
Short-Term and Other Net Assets	787,585	0.44

TOTAL	$180,873,640	100.00%

LIFEPATH 2010 MASTER PORTFOLIO
Security Type	Value	% of Net Assets

Domestic Fixed Income	$255,148,713	51.78%
Domestic Equity	178,479,430	36.22
Foreign Equity	57,624,137	11.69
Short-Term and Other Net Assets	1,524,365	0.31

TOTAL	$492,776,645	100.00%

LIFEPATH 2020 MASTER PORTFOLIO
Security Type	Value	% of Net Assets

Domestic Equity	$361,893,089	49.86%
Domestic Fixed Income	248,143,797	34.18
Foreign Equity	113,923,648	15.69
Short-Term and Other Net Assets	1,987,888	0.27

TOTAL	$725,948,422	100.00%

LIFEPATH 2030 MASTER PORTFOLIO
Security Type	Value	% of Net Assets

Domestic Equity	$259,957,771	60.13%
Domestic Fixed Income	89,511,935	20.71
Foreign Equity	81,011,343	18.74
Short-Term and Other Net Assets	1,813,786	0.42

TOTAL	$432,294,835	100.00%

LIFEPATH 2040 MASTER PORTFOLIO
Security Type	Value	% of Net Assets

Domestic Equity	$164,239,673	70.00%
Foreign Equity	46,786,590	19.94
Domestic Fixed Income	22,376,000	9.54
Short-Term and Other Net Assets	1,208,600	0.52

TOTAL	$234,610,863	100.00%

ACTIVE STOCK MASTER PORTFOLIO
Sector	Value	% of Net Assets

Consumer Non-Cyclical	$211,159,258	24.73%
Financial	176,280,890	20.64
Consumer Cyclical	104,677,269	12.26
Communications	101,501,277	11.89
Technology	100,979,377	11.83
Industrial	76,120,797	8.92
Energy	68,135,141	7.98
Utilities	24,713,599	2.89
Basic Materials	20,500,791	2.40
Futures	42,753	0.01
Short-Term and Other Net Assets	(30,304,277)	(3.55)

TOTAL	$853,806,875	100.00%

COREALPHA BOND MASTER PORTFOLIO
Sector	Value	% of Net Assets

Mortgage-Backed Securities	$331,488,277	45.79%
Government	131,504,815	18.17
Financial	118,587,172	16.38
Communications	57,130,189	7.89
Energy	22,040,779	3.04
Consumer Non-Cyclical	21,701,176	3.00
Consumer Cyclical	20,470,724	2.83
Industrial	17,672,831	2.44
Basic Materials	16,857,043	2.33
Short-Term and Other Net Assets	10,834,795	1.50
Utilities	7,615,909	1.05
Swaps	964,798	0.13
Technology	587,500	0.08
Futures	71,495	0.01
Short-Positions	(33,620,454)	(4.64)

TOTAL	$723,907,049	100.00%

These tables are not part of the financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	S&P 500 Index Master Portfolio	Russell 2000 Index Master Portfolio	International Index Master Portfolio		LifePath Retirement Master Portfolio	LifePath 2010 Master Portfolio
Assets
Investments, at cost:

Unaffiliated issuers	$2,536,404,512	$229,625,171	$108,645,499		$4,690,524	$40,627,888

Affiliated issuers (a)	$39,248,408	$14,339,383	$5,053,724		$22,845,024	$82,951,009

Foreign currencies, at cost	$—	$—	$1,008,632		$—	$—

Investments in securities, at value (including securities on loan (b)) (Note 1):
Unaffiliated issuers	$2,526,484,605	$270,998,710	$123,986,541		$4,690,524	$40,627,888
Affiliated issuers (a)	39,248,408	17,468,466	5,585,236		26,047,605	94,304,109
Affiliated Master Portfolios (a)	—	—	—		156,051,638	406,642,129
Cash	—	—	—		—	—
Foreign currencies, at value	—	—	1,019,295	(c)	—	—
Receivables:
Investment securities sold	—	296,772	55,846		—	4,044,539
Dividends and interest	3,289,395	300,264	193,837		8,737	29,859
Due from broker - variation margin	—	2,802	23,991		—	—
Open swap contracts (Note 1)	—	—	—		—	—

Total Assets	2,569,022,408	289,067,014	130,864,746		186,798,504	545,648,524

Liabilities
Payables:
Investment securities purchased	525,108	425,415	266,901		500,003	5,900,000
Due to broker - variation margin	11,268	—	—		—	—
Collateral for securities loaned (Note 4)	161,481,075	50,165,040	15,311,960		5,421,884	46,962,676
Collateral for open swap contracts (Note 1)	—	—	—		—	—
Securities sold short, at value (proceeds: $33,615,156) (Note 1)	—	—	—		—	—
Interest on securities sold short	—	—	—		—	—
Investment advisory fees (Note 2)	202,408	30,228	26,909		2,977	9,203
Administration fees (Note 2)	—	7,557	17,939		—	—

Total Liabilities	162,219,859	50,628,240	15,623,709		5,924,864	52,871,879

Net Assets	$2,406,802,549	$238,438,774	$115,241,037		$180,873,640	$492,776,645

See accompanying notes to financial statements.

	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Assets
Investments, at cost:

Unaffiliated issuers	$53,456,459	$24,080,765	$18,722,876	$864,676,821	$806,951,118

Affiliated issuers (a)	$148,482,819	$101,179,392	$59,875,436	$10,799,688	$102,140,723

Foreign currencies, at cost	$—	$—	$—	$—	$—

Investments in securities, at value (including securities on loan (b)) (Note 1):
Unaffiliated issuers	$53,456,459	$24,080,765	$18,722,876	$925,802,297	$807,389,572
Affiliated issuers (a)	170,365,165	116,009,878	68,339,715	10,799,688	102,140,723
Affiliated Master Portfolios (a)	566,880,678	321,481,331	169,758,172	—	—
Cash	—	—	—	670	—
Foreign currencies, at value	—	—	—	—	—
Receivables:
Investment securities sold	13,475,978	12,179,844	6,759,363	—	37,864,560
Dividends and interest	79,000	34,118	30,167	995,702	7,363,775
Due from broker - variation margin	—	—	—	—	—
Open swap contracts (Note 1)	—	—	—	—	983,996

Total Assets	804,257,280	473,785,936	263,610,293	937,598,357	955,742,626

Liabilities
Payables:
Investment securities purchased	16,500,000	13,643,738	7,349,173	35,551,788	125,575,664
Due to broker - variation margin	—	—	—	3,654	6,902
Collateral for securities loaned (Note 4)	61,791,530	27,835,503	21,642,182	47,665,985	71,358,756
Collateral for open swap contracts (Note 1)	—	—	—	—	750,002
Securities sold short, at value (proceeds: $33,615,156) (Note 1)	—	—	—	—	33,620,454
Interest on securities sold short	—	—	—	—	60,544
Investment advisory fees (Note 2)	17,328	11,860	8,075	407,182	330,896
Administration fees (Note 2)	—	—	—	162,873	132,359

Total Liabilities	78,308,858	41,491,101	28,999,430	83,791,482	231,835,577

Net Assets	$725,948,422	$432,294,835	$234,610,863	$853,806,875	$723,907,049

(a)	The Master Portfolios’ investment adviser is an affiliate of the issuers. See Note 2.
(b)	Securities on loan with market values of $156,838,580, $48,404,083, $14,560,842, $5,285,665, $45,869,622, $60,361,935, $27,200,837, $21,154,428, $46,151,384 and $70,295,796, respectively. See Note 4.
(c)	Includes $163,750 of foreign currencies held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.

See accompanying notes to financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS

For the year ended December 31, 2004

	S&P 500 Index Master Portfolio	Russell 2000 Index Master Portfolio	International Index Master Portfolio	LifePath Retirement Master Portfolio	LifePath 2010 Master Portfolio
Net Investment Income
Dividends (a)	$53,771,322	$2,350,590	$2,200,401	$143,483	$482,541
Dividends from affiliated issuers (b)	—	63,643	46,947	314,902	1,174,889
Dividends allocated from Master Portfolios	—	—	—	571,861	2,046,607
Interest	68,138	6,169	1,511	462,259	880,649
Interest from affiliated issuers (b)	969,234	75,904	12,293	25,009	61,022
Interest allocated from Master Portfolios	—	—	—	3,042,770	6,065,894
Securities lending income (c)	167,844	107,509	52,165	24,151	56,709
Expenses allocated from Master Portfolios	—	—	—	(414,432)	(988,558)

Total investment income	54,976,538	2,603,815	2,313,317	4,170,003	9,779,753

Expenses (Note 2)
Investment advisory fees	1,401,018	153,342	150,762	578,417	1,436,303
Administration fees	—	38,336	100,508	—	—
Interest on securities sold short	—	—	—	—	—

Total expenses	1,401,018	191,678	251,270	578,417	1,436,303

Less investment advisory fees waived	—	—	—	(472,893)	(1,177,951)

Net expenses	1,401,018	191,678	251,270	105,524	258,352

Net investment income	53,575,520	2,412,137	2,062,047	4,064,479	9,521,401

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on sale of investments	(23,883,394)	7,060,845	(4,883,312)	5,071,609	14,602,234
Net realized gain (loss) from sale of investments of affiliated issuers (b)	—	—	431,215	668,287	1,175,354
Net realized gain allocated from Master Portfolios	—	—	—	421,580	2,632,775
Net realized gain from in-kind redemptions	559,588,129	—	14,121,652	560,366	1,296,949
Net realized gain on futures contracts	2,918,725	406,197	78,549	—	—
Net realized loss on swap contracts	—	—	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	33,868	1,469	(1,122)
Net change in unrealized appreciation (depreciation) of investments	(290,192,162)	24,598,285	9,691,799	(1,552,797)	(3,315,180)
Net change in unrealized appreciation (depreciation) allocated from Master Portfolios	—	—	—	2,848,394	10,185,159
Net change in unrealized appreciation (depreciation) of futures contracts	(641,245)	22,492	(2,124)	—	—
Net change in unrealized appreciation (depreciation) of securities sold short	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	—	—	(15,579)	(589)	(1,308)

Net realized and unrealized gain (loss)	247,790,053	32,087,819	19,456,068	8,018,319	26,574,861

Net increase in net assets resulting from operations	$301,365,573	$34,499,956	$21,518,115	$12,082,798	$36,096,262

See accompanying notes to financial statements.

	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	Active Stock Master Portfolio (d)	CoreAlpha Bond Master Portfolio (d)
Net Investment Income
Dividends (a)	$1,291,011	$756,748	$582,802	$13,078,813	$—
Dividends from affiliated issuers (b)	2,333,341	1,603,995	936,059	—	—
Dividends allocated from Master Portfolios	4,893,518	3,250,523	2,316,365	—	—
Interest	1,318,149	513,124	177,269	7,517	16,675,663
Interest from affiliated issuers (b)	93,452	58,480	33,347	65,667	1,899,909
Interest allocated from Master Portfolios	6,942,372	2,313,332	669,933	—	—
Securities lending income (c)	118,023	57,498	38,407	32,655	142,374
Expenses allocated from Master Portfolios	(1,612,451)	(830,777)	(492,062)	—	—

Total investment income	15,377,415	7,722,923	4,262,120	13,184,652	18,717,946

Expenses (Note 2)
Investment advisory fees	2,534,279	1,352,272	825,890	1,717,966	1,380,804
Administration fees	—	—	—	687,187	552,322
Interest on securities sold short	—	—	—	—	6,100

Total expenses	2,534,279	1,352,272	825,890	2,405,153	1,939,226

Less investment advisory fees waived	(2,031,283)	(1,098,621)	(662,446)	—	—

Net expenses	502,996	253,651	163,444	2,405,153	1,939,226

Net investment income	14,874,419	7,469,272	4,098,676	10,779,499	16,778,720

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on sale of investments	2,262,557	21,954,087	(4,118,623)	(5,553,500)	(3,781,991)
Net realized gain (loss) from sale of investments of affiliated issuers (b)	5,765,685	3,457,973	2,764,199	—	—
Net realized gain allocated from Master Portfolios	6,035,132	4,530,706	3,473,354	—	—
Net realized gain from in-kind redemptions	5,449,406	3,080,259	2,850,751	25,463,548	—
Net realized gain on futures contracts	—	—	—	670,227	5,117,790
Net realized loss on swap contracts	—	—	—	—	(4,605,129)
Net realized gain (loss) on foreign currency transactions	(10,156)	(6,441)	19,045	—	—
Net change in unrealized appreciation (depreciation) of investments	14,530,543	(10,169,012)	9,060,844	61,125,476	438,454
Net change in unrealized appreciation (depreciation) allocated from Master Portfolios	22,704,753	15,342,453	10,665,867	—	—
Net change in unrealized appreciation (depreciation) of futures contracts	—	—	—	42,753	71,495
Net change in unrealized appreciation (depreciation) of securities sold short	—	—	—	—	(5,298)
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	—	—	72,998
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(192)	(546)	(18,788)	—	—

Net realized and unrealized gain (loss)	56,737,728	38,189,479	24,696,649	81,748,504	(2,691,681)

Net increase in net assets resulting from operations	$71,612,147	$45,658,751	$28,795,325	$92,528,003	$14,087,039

(a)	Net of foreign withholding tax of $—, $771, $150,117, $1,790, $12,171, $26,871, $14,485, $7,165, $62 and $—, respectively.
(b)	The Master Portfolios’ investment adviser is an affiliate of the issuers. See Note 2.
(c)	Includes income earned from issuers of which the Master Portfolios’ investment adviser is an affiliate. See Note 2.
(d)	For the period from March 15, 2004 (commencement of operations) to December 31, 2004.

See accompanying notes to financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	S&P 500 Index Master Portfolio		Russell 2000 Index Master Portfolio
Years ended December 31,	2004	2003	2004	2003
Increase (decrease) in net assets

Operations:
Net investment income	$53,575,520	$49,900,066	$2,412,137	$1,484,778
Net realized gain (loss)	538,623,460	16,069,488	7,467,042	12,523,358
Net change in unrealized appreciation (depreciation)	(290,833,407)	686,078,250	24,620,777	34,284,536

Net increase in net assets resulting from operations	301,365,573	752,047,804	34,499,956	48,292,672

Interestholder transactions:
Contributions	820,705,368	1,247,904,502	72,118,119	69,673,983
Withdrawals	(2,346,660,989)	(708,478,794)	(23,020,912)	(40,582,669)

Net increase (decrease) in net assets resulting from interestholder transactions	(1,525,955,621)	539,425,708	49,097,207	29,091,314

Increase (decrease) in net assets	(1,224,590,048)	1,291,473,512	83,597,163	77,383,986

NET ASSETS:
Beginning of year	3,631,392,597	2,339,919,085	154,841,611	77,457,625

End of year	$2,406,802,549	$3,631,392,597	$238,438,774	$154,841,611

	LifePath 2020 Master Portfolio		LifePath 2030 Master Portfolio

	2004	2003	2004	2003
Increase (decrease) in net assets

Operations:
Net investment income	$14,874,419	$6,754,213	$7,469,272	$2,803,908
Net realized gain (loss)	19,502,624	(10,510,171)	33,016,584	(3,578,057)
Net change in unrealized appreciation (depreciation)	37,235,104	70,943,391	5,172,895	34,082,658

Net increase in net assets resulting from operations	71,612,147	67,187,433	45,658,751	33,308,509

Interestholder transactions:
Contributions	537,563,465	195,074,936	341,379,439	119,861,381
Withdrawals	(354,707,063)	(60,811,918)	(179,195,644)	(30,946,859)

Net increase in net assets resulting from interestholder transactions	182,856,402	134,263,018	162,183,795	88,914,522

Increase in net assets	254,468,549	201,450,451	207,842,546	122,223,031

NET ASSETS:
Beginning of year	471,479,873	270,029,422	224,452,289	102,229,258

End of year	$725,948,422	$471,479,873	$432,294,835	$224,452,289

The accompanying notes are a integral part of these financial statements

	International Index Master Portfolio		LifePath Retirement Master Portfolio		LifePath 2010 Master Portfolio
Years ended December 31,	2004	2003	2004	2003	2004	2003
Increase (decrease) in net assets

Operations:
Net investment income	$2,062,047	$2,469,101	$4,064,479	$1,336,915	$9,521,401	$3,356,071
Net realized gain (loss)	9,781,972	(922,989)	6,723,311	(212,725)	19,706,190	(2,098,757)
Net change in unrealized appreciation (depreciation)	9,674,096	38,572,031	1,295,008	6,149,612	6,868,671	23,983,434

Net increase in net assets resulting from operations	21,518,115	40,118,143	12,082,798	7,273,802	36,096,262	25,240,748

Interestholder transactions:
Contributions	48,216,915	46,381,313	165,649,858	76,464,718	381,914,274	130,632,999
Withdrawals	(105,653,374)	(26,275,524)	(98,229,192)	(22,832,273)	(163,689,096)	(38,736,923)

Net increase (decrease) in net assets resulting from interestholder transactions	(57,436,459)	20,105,789	67,420,666	53,632,445	218,225,178	91,896,076

Increase (decrease) in net assets	(35,918,344)	60,223,932	79,503,464	60,906,247	254,321,440	117,136,824

NET ASSETS:
Beginning of year	151,159,381	90,935,449	101,370,176	40,463,929	238,455,205	121,318,381

End of year	$115,241,037	$151,159,381	$180,873,640	$101,370,176	$492,776,645	$238,455,205

	LifePath 2040 Master Portfolio		Active Stock Master Portfolio		CoreAlpha Bond Master Portfolio

	2004	2003	2004 (a)		2004 (a)
Increase (decrease) in net assets

Operations:
Net investment income	$4,098,676	$1,813,999	$10,779,499		$16,778,720
Net realized gain (loss)	4,988,726	(10,409,705)	20,580,275		(3,269,330)
Net change in unrealized appreciation (depreciation)	19,707,923	34,620,651	61,168,229		577,649

Net increase in net assets resulting from operations	28,795,325	26,024,945	92,528,003		14,087,039

Interestholder transactions:
Contributions	196,012,271	92,618,651	982,486,302		868,565,757
Withdrawals	(152,070,048)	(31,007,978)	(221,207,430)		(158,745,747)

Net increase in net assets resulting from interestholder transactions	43,942,223	61,610,673	761,278,872		709,820,010

Increase in net assets	72,737,548	87,635,618	853,806,875		723,907,049

NET ASSETS:
Beginning of year	161,873,315	74,237,697	—		—

End of year	$234,610,863	$161,873,315	$853,806,875		$723,907,049

(a)	For the period from March 15, 2004 (commencement of operations) to December 31, 2004.

See accompanying notes to financial statements.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Significant accounting policies

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware statutory trust. As of December 31, 2004, MIP offered the following separate portfolios: Active Stock, Bond Index, CoreAlpha Bond, Government Money Market, International Index, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Prime Money Market, Russell 2000 Index, S&P 500 Index and Treasury Money Market Master Portfolios.

These financial statements relate only to the Active Stock, CoreAlpha Bond, International Index, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Russell 2000 Index and S&P 500 Index Master Portfolios (each, a “Master Portfolio,” collectively the “Master Portfolios”). The Active Stock and CoreAlpha Bond Master Portfolios each commenced operations on March 15, 2004.

The International Index Master Portfolio invests in the securities of foreign issuers which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Under MIP’s organizational documents, the Master Portfolios’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolios. Additionally, in the normal course of business, the Master Portfolios enter into contracts with service providers that contain general indemnification clauses. The Master Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Portfolios that have not yet occurred.

The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Restructuring of the LifePath Master Portfolios

As of March 15, 2004, the LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios (each, a “LifePath Master Portfolio,” collectively, the “LifePath Master Portfolios”) converted to a fund-of-funds structure. Consequently, as of March 15, 2004, each LifePath Master Portfolio seeks to achieve its investment objective by investing in a combination of stock, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by Barclays Global Fund Advisors (“BGFA”), and include the Active Stock and CoreAlpha Bond Master Portfolios, the Barclays Global Investors Funds Institutional Money Market Fund and exchange-traded funds (“ETFs”) in the iShares® family of funds.

Security valuation

Investments of each Master Portfolio for which the primary market is a national securities or commodities exchange or a recognized foreign securities or commodities exchange are valued at the last reported sales price on the principal exchange on which such securities are traded, or in the absence of any sale on the valuation date, at the last quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ official closing price, or in the absence of any sale on the valuation date, at the last quoted bid price. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available are valued at the last quoted bid price. If quoted prices are unavailable or inaccurate, market values are determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from independent pricing sources. Debt securities maturing in 60 days or less and short-term investments are valued at amortized cost.

Securities held under a repurchase agreement are valued at a price equal to the amount of the cash investment at the time of the valuation on the valuation date. The market values of the underlying securities are determined in accordance with the above discussed valuation methods, as appropriate, for the purposes of determining the adequacy of collateral.

Securities of investment companies, other than investment companies whose shares are traded on an exchange, are valued at the investment company’s published net asset value per share.

Swaps are marked to market daily based upon quotations from service providers that utilize valuation models that vary with the specific terms of each agreement.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Any securities or other assets for which market quotations are not readily available are valued in accordance with fair value pricing policies approved by the Board of Trustees of MIP (the “Board”).

The value of each LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2004, the interests of the Active Stock and CoreAlpha Bond Master Portfolios held by each LifePath Master Portfolio were as follows:

Master Portfolio	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
LifePath Retirement	4.59%	16.07%
LifePath 2010	17.35	34.90
LifePath 2020	35.69	33.93
LifePath 2030	25.87	12.11
LifePath 2040	16.50	2.99

Securities transactions and income recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased, using a constant yield to maturity method.

Each LifePath Master Portfolio records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Active Stock and CoreAlpha Bond Master Portfolios. In addition, each LifePath Master Portfolio accrues its own expenses.

Foreign currency translation

The accounting records of the Master Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each U.S. business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transactions.

The Master Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Master Portfolios as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

Federal income taxes

In general, MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, each such Master Portfolio will be deemed to have “passed through” to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.

It is intended that each Master Portfolio’s assets, income and distributions will be managed in such a way that an entity electing and qualifying as a “regulated investment company” under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company’s “investment company taxable income” annually).

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2004, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes for the Master Portfolios were as follows:

Master Portfolio	Tax cost	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
S&P 500 Index	$2,627,063,821	$286,471,213	$(347,802,021)	$(61,330,808)
Russell 2000 Index	244,095,333	55,779,192	(11,407,349)	44,371,843
International Index	118,948,836	15,034,614	(4,411,673)	10,622,941
LifePath Retirement	27,535,548	3,202,581	—	3,202,581
LifePath 2010	123,578,897	11,353,100	—	11,353,100
LifePath 2020	201,946,627	21,874,997	—	21,874,997
LifePath 2030	125,267,838	14,822,805	—	14,822,805
LifePath 2040	78,599,123	8,463,468	—	8,463,468
Active Stock	878,866,257	80,884,397	(23,148,669)	57,735,728
CoreAlpha Bond	909,094,397	3,953,460	(3,517,562)	435,898

Futures contracts

The Active Stock, CoreAlpha Bond, International Index, Russell 2000 Index and S&P 500 Index Master Portfolios may purchase futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange-traded. Upon entering into a futures contract, a Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt and equity securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Master Portfolio as receivables or payables in the accompanying Statements of Assets and Liabilities. When the contract is closed, the Master Portfolio records a “realized gain (loss) on futures contracts” in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the U.S. Securities and Exchange Commission (“SEC”), the Master Portfolio is required to segregate cash, U.S. Government securities or high-quality, liquid debt instruments and equity in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for futures contracts may exceed the amount reflected in the financial statements.

The Active Stock, Russell 2000 Index, and S&P 500 Index Master Portfolios have pledged to brokers U.S. Treasury Bills with a total face amount of $500,000, $200,000 and $3,800,000, respectively, and the CoreAlpha Bond Master Portfolio has pledged to brokers U.S. Treasury Notes with a total face amount of $1,103,000, for initial margin requirements.

The International Index Master Portfolio has pledged to brokers foreign currencies with an aggregate market value of $77,654 as of December 31, 2004, for initial margin requirements.

When issued/TBA transactions

The CoreAlpha Bond Master Portfolio may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Master Portfolio may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). The Master Portfolio could be exposed to possible risk if there is adverse market action, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction. The Master Portfolio’s use of TBA rolls may cause the Master Portfolio to experience higher portfolio turnover, higher transaction costs and to allocate larger short-term capital gains to interestholders.

Repurchase agreements

Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by a Master Portfolio, collateralized by securities, which are delivered to the Master Portfolio’s

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. As of December 31, 2004, a portion of the cash collateral for securities on loan for each Master Portfolio was invested in repurchase agreements as disclosed in the Master Portfolios’ Schedules of Investments. For further information, see Note 4, below.

Forward foreign currency exchange contracts

A foreign currency or cross currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The International Index Master Portfolio may use foreign currency or cross currency exchange contracts to hedge certain foreign currency assets and liabilities. Contracts are recorded at market value and marked-to-market daily. The Master Portfolio could be exposed to risk if the counterparties to the contracts were unable to meet the terms of the contract, or if there were unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The amount at risk for such foreign currency or cross currency exchange contracts may exceed the amount reflected in the financial statements. As of December 31, 2004, the Master Portfolio held no forward foreign currency exchange contracts.

Swap agreements

The CoreAlpha Bond Master Portfolio may enter into index and interest-rate swap transactions. Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest. If the Master Portfolio enters into a swap transaction, cash or securities may be posted by or to the Master Portfolio as collateral in accordance with the terms of the swap agreement. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Master Portfolio or the other party, the risk of loss to the Master Portfolio would generally be limited to the net amount of payments that the Master Portfolio is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction or swap transactions, it is determined that the Master Portfolio would be obligated to make a net payment with respect to the swap transaction or swap transactions. In the event the other party to the swap transaction or swap transactions is to owe a net amount to the Master Portfolio upon an early termination of the swap agreement as described above, the Master Portfolio could be exposed to the risk of loss in the event that any collateral held by the Master Portfolio would be insufficient. As of December 31, 2004, the Master Portfolio did not hold any index or interest-rate swap contracts.

The CoreAlpha Bond Master Portfolio may also enter into credit default swaps to protect against credit risks associated with securities issued by or loans entered into by certain companies (each, as used in this discussion, a “reference entity” in the case of a particular company and an “Obligation” in the case of a loan or security) and to sell protection to a counterparty against credit risks associated with certain reference entities. In a cash-settled credit default swap where the Master Portfolio is buying protection, the Master Portfolio makes a stream of fixed payments to the counterparty in exchange for the right to receive compensation for the loss in market value of the designated Obligation that is being hedged, in the event the reference entity experiences a credit event, such as a material loan or bond default, restructuring or bankruptcy. In a cash-settled credit default swap where the Master Portfolio is selling protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving the fixed premium over the life of the transaction. Alternatively, if the credit default swap were to be physically settled, the counterparty, as seller of protection, would agree that if a specified credit event occurs, it would take delivery of an Obligation specified by the Master Portfolio and pay to the Master Portfolio an amount equal to the notional amount of the transaction. In exchange for this risk protection, the Master Portfolio would pay the counterparty a fixed premium over the specified life of the credit default swap. In instances where the Master Portfolio sells protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the credit default swap. The Master Portfolio would be required to compensate the counterparty for loss in the market value of the designated Obligation if the reference entity suffered a credit event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified credit event with respect to the reference entity, the Master Portfolio would be required to take physical delivery of an Obligation specified at the time of the occurrence of the relevant credit event and would pay to the counterparty an amount equal to notional amount of the transaction. Details of credit default swaps held by the Master Portfolio as of December 31, 2004 are included in the Master Portfolio’s Schedule of Investments.

Options on swap agreements

The CoreAlpha Bond Master Portfolio may write (sell) and purchase put and call options on swaps. An option on a swap (commonly referred to as a “swaption”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap transaction at some designated future time on specified terms as described in the swaption. Depending on the terms of the particular swaption, the Master Portfolio may incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Master Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid if the Master Portfolio decides to let the swaption expire unexercised. When the Master Portfolio writes a swaption, upon exercise of the swaption, the Master Portfolio becomes obligated according to the terms of the underlying agreement. Details of swaptions held by the Master Portfolio as of December 31, 2004 are included in its Schedule of Investments.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Short sales

The CoreAlpha Bond Master Portfolio may make short sales of securities as part of its overall portfolio management strategies or to offset potential declines in long positions in similar securities. A short sale involves the sale of securities, with the ultimate obligation to deliver these securities. To make delivery to the buyer of the securities, the seller purchases or borrows the securities to offset the short obligation. When making a short sale, the Master Portfolio must cover its position. Short sales expose the Master Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the securities sold short at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Master Portfolio. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The amount at risk for short sales may exceed the amount reflected in the financial statements.

2. Agreements and other transactions with affiliates

Pursuant to an Investment Advisory Contract with each Master Portfolio, BGFA provides investment advisory services to each Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive an annual fee of 0.05% and 0.08% of the average daily net assets of the S&P 500 Index and Russell 2000 Index Master Portfolios, respectively, 0.15% of the first $1 billion, and 0.10% thereafter of the average daily net assets of the International Index Master Portfolio, 0.35% of the average daily net assets of each of the LifePath Master Portfolios, and 0.25% of the average daily net assets of each of the Active Stock and CoreAlpha Bond Master Portfolios as compensation for investment advisory services.

BGFA has agreed to waive investment advisory fees charged to the LifePath Master Portfolios in an amount equal to investment advisory fees and administration fees, if any, charged to the Underlying Funds. For the year ended December 31, 2004, BGFA waived investment advisory fees as follows:

Master Portfolio	Waived investment advisory fees
LifePath Retirement	$472,893
LifePath 2010	1,177,951
LifePath 2020	2,031,283
LifePath 2030	1,098,621
LifePath 2040	662,446

MIP has entered into an administrative services arrangement with Barclays Global Investors, N.A. (“BGI”) who has agreed to provide general administrative services, such as managing and coordinating third-party service relationships, to the Master Portfolios. BGI is entitled to receive a fee at an annual rate of 0.02% of the average daily net assets of the Russell 2000 Index Master Portfolio, and 0.10% of the first $1 billion, and 0.07% thereafter, of the average daily net assets of the International Index Master Portfolio. BGI is not entitled to compensation for providing administration services to the S&P 500 Index and LifePath Master Portfolios, for so long as BGI is entitled to compensation for providing administration services to a corresponding feeder fund that invests substantially all of its assets in these Master Portfolios, or BGI (or an affiliate) receives investment advisory fees from these Master Portfolios. BGI is entitled to receive a monthly fee for administration services from each of the Active Stock and CoreAlpha Master Portfolios at an annual rate of 0.10% of their average daily net assets. BGI may delegate certain of its administration duties to sub-administrators.

Investors Bank & Trust Company (“IBT”) serves as the custodian and sub-administrator of the Master Portfolios. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from BGI for its services as sub-administrator of the Master Portfolios.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolios’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2004, BGI earned securities lending agent fees as follows:

Master Portfolio	Securities lending agent fees
S&P 500 Index	$167,844
Russell 2000 Index	107,509
International Index	52,165
LifePath Retirement	24,151
LifePath 2010	56,709
LifePath 2020	118,023
LifePath 2030	57,498
LifePath 2040	38,407
Active Stock	32,655
CoreAlpha Bond	142,374

SEI Investments Distribution Company (“SEI”) is the sponsor and placement agent for the Master Portfolios. SEI does not receive any fee from the Master Portfolios for acting as placement agent.

Barclays Global Investors Services (“BGIS”), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolios. For the year ended December 31, 2004, BGIS did not receive any brokerage commissions from the Master Portfolios.

Pursuant to Rule 17a-7 under the 1940 Act, the S&P 500 Index, Russell 2000 Index, LifePath and Active Stock Master Portfolios executed cross trades for the year ended December 31, 2004. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. The Board reviewed all such transactions executed during the first three quarters of the fiscal year and concluded that they were in compliance with the requirements and restrictions set forth by Rule 17a-7. The Board is scheduled at its next meeting to review all such transactions executed during the fourth quarter of the fiscal year.

Because the International Index Master Portfolio seeks to match the total return performance of foreign stock markets by investing in common stocks included in its benchmark index, the Master Portfolio held shares of Barclays PLC. As a result of using an index approach to investing, the LifePath Master Portfolios held shares of Barclays PLC prior to March 15, 2004, the date the LifePath Master Portfolios converted to a fund-of-funds structure. Barclays PLC is an affiliate of BGFA, the Master Portfolios’ investment adviser.

The Master Portfolios may invest in the shares of ETFs, including shares of ETFs of which BGI is an affiliate, to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolios.

Pursuant to an exemptive order issued by the SEC, each Master Portfolio may invest in the Institutional Shares of the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”) and Prime Money Market Fund (“PMMF”) of Barclays Global Investors Funds. The GMMF, IMMF and PMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio and Prime Money Market Master Portfolio, respectively, which are managed by BGFA, the Master Portfolios’ investment adviser. The GMMF, IMMF and PMMF are open-end money market funds available to institutional and accredited investors, including other investment companies managed by BGFA. The GMMF, IMMF and PMMF seek a high level of income consistent with liquidity and the preservation of capital. While the GMMF, IMMF and PMMF do not directly charge an investment advisory fee, the Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF and PMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolios from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or securities lending income, respectively, in the accompanying Master Portfolios’ Statements of Operations.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

The following table provides information about the investment by each Master Portfolio in shares of issuers of which BGFA is an affiliate, other than the Active Stock and CoreAlpha Bond Master Portfolios, for the year ended December 31, 2004, including income earned from these affiliated issuers and net realized capital gains (losses) from sales of these affiliated issuers.

Master Portfolio and Name of Affiliated Issuer	Number of shares held beginning of year (in 000s)	Gross additions (in 000s)	Gross reductions (in 000s)	Number of shares held end of year (in 000s)	Value at end of year	Dividend and interest income	Net realized gain (loss)
S&P 500 Index
IMMF	42,866	13,498,164	13,523,564	17,466	$17,466,180	$969,234	$—

Russell 2000 Index
IMMF	6,585	978,768	981,581	3,772	3,772,144	75,904	—
iShares Russell 2000 Index Fund	54	—	—	54	6,929,545	63,643	—

International Index
Barclays PLC	132	27	79	80	902,029	42,181	159,377
IMMF	1,146	187,227	187,517	856	856,304	12,293	—
iShares MSCI EAFE Index Fund	19	13	21	11	1,761,468	4,766	271,838

LifePath Retirement
Barclays PLC	7	4	11	—	—	2,921	(1,012)
Barclays PLC ADR	1	—	1	—	—	1,253	4,247
IMMF	3,457	378,853	381,028	1,282	1,281,828	25,009	—
iShares Lehman Aggregate Bond Fund	—	295	295	—	—	9,175	(26,996)
iShares MSCI EAFE Index Fund	—	129	32	97	15,553,545	224,757	493,507
iShares Russell 2000 Index Fund	—	46	13	33	4,285,932	37,934	150,330
iShares S&P 500 Index Fund	—	114	114	—	—	3,161	(57,939)
iShares S&P MidCap 400 Index Fund	—	43	11	32	4,194,941	35,701	106,150

LifePath 2010
Barclays PLC	1	12	13	—	—	3,302	(8,788)
Barclays PLC ADR	6	—	6	—	—	6,448	27,915
IMMF	2,988	898,220	897,849	3,359	3,359,170	61,022	—
iShares Lehman Aggregate Bond Fund	—	653	653	—	—	40,092	(186,356)
iShares MSCI EAFE Index Fund	—	424	64	360	57,624,137	866,342	905,614
iShares Russell 2000 Index Fund	—	132	25	107	13,865,824	112,650	251,279
iShares S&P 500 Index Fund	—	498	498	—	—	41,259	(9,542)
iShares S&P MidCap 400 Index Fund	—	122	23	99	13,120,190	104,796	195,232

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Master Portfolio and Name of Affiliated Issuer	Number of shares held beginning of year (in 000s)	Gross additions (in 000s)	Gross reductions (in 000s)	Number of shares held end of year (in 000s)	Value at end of year	Dividend and interest income	Net realized gain (loss)
LifePath 2020
Barclays PLC	—	12	12	—	$—	$3,013	$(10,586)
Barclays PLC ADR	29	—	29	—	—	29,549	109,338
IMMF	8,111	1,383,788	1,386,949	4,950	4,950,238	93,452	—
iShares Lehman Aggregate Bond Fund	—	439	439	—	—	41,413	(227,962)
iShares MSCI EAFE Index Fund	—	955	244	711	113,923,648	1,739,834	4,147,681
iShares Russell 2000 Index Fund	—	255	83	172	22,249,913	211,859	1,070,231
iShares S&P 500 Index Fund	—	995	995	—	—	106,541	(160,341)
iShares S&P MidCap 400 Index Fund	—	241	83	158	20,906,295	201,132	837,324

LifePath 2030
Barclays PLC	—	2	2	—	—	457	(1,672)
Barclays PLC ADR	14	—	14	—	—	13,104	61,946
IMMF	2,490	847,947	847,182	3,255	3,255,422	58,480	—
iShares Lehman Aggregate Bond Fund	—	197	197	—	—	10,968	(93,316)
iShares MSCI EAFE Index Fund	—	660	154	506	81,011,343	1,237,516	2,293,391
iShares Russell 2000 Index Fund	—	158	47	111	14,386,673	129,182	582,804
iShares S&P 500 Index Fund	—	886	886	—	—	92,036	115,379
iShares S&P MidCap 400 Index Fund	—	147	44	103	13,601,702	120,732	499,441

LifePath 2040
Barclays PLC	—	11	11	—	—	1,791	(8,268)
Barclays PLC ADR	10	—	10	—	—	9,247	69,585
IMMF	2,560	463,142	463,926	1,776	1,776,318	33,347	—
iShares Lehman Aggregate Bond Fund	—	47	47	—	—	3,182	(28,464)
iShares MSCI EAFE Index Fund	—	419	127	292	46,786,590	688,266	2,016,278
iShares Russell 2000 Index Fund	—	115	48	67	8,643,737	86,878	528,115
iShares Russell 3000 Index Fund	—	17	17	—	—	—	(47,476)
iShares S&P 500 Index Fund	—	520	520	—	—	65,292	(173,713)
iShares S&P MidCap 400 Index Fund	—	114	52	62	8,213,764	81,403	408,142

Active Stock (a)
IMMF	—	796,523	792,153	4,370	4,370,001	65,667	—

CoreAlpha Bond (a)
IMMF	—	22,394,986	22,302,471	92,515	92,515,125	1,899,909	—

(a)	The beginning of the period is March 15, 2004, the inception date of the Master Portfolio.

The Master Portfolios invested cash collateral from securities on loan in the GMMF, IMMF and PMMF. Due to the nature of the structure of the joint account used for the investment of the cash collateral for securities on loan, the information reported above for each Master Portfolio does not include the Master Portfolio’s holdings of the GMMF, IMMF and PMMF in connection with the investment of collateral for securities on loan.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Certain officers and trustees of MIP are also officers of BGI. As of December 31, 2004, these officers of BGI collectively owned less than 1% of the Master Portfolios’ outstanding beneficial interests.

3. Investment portfolio transactions

Investment transactions (excluding short-term investments) for the Master Portfolios for the year ended December 31, 2004, were as follows:

	U.S. Government Obligations		Other Securities
Master Portfolio	Purchases	Sales	Purchases	Sales
S&P 500 Index	$—	$—	$376,384,180	$1,820,491,929
Russell 2000 Index	—	—	87,213,772	36,302,207
International Index	—	—	39,472,541	95,723,717
LifePath Retirement	31,128,180	97,038,554	260,122,643	125,216,034
LifePath 2010	58,227,419	178,727,697	684,394,789	340,767,440
LifePath 2020	53,046,571	214,586,818	1,132,158,314	774,646,233
LifePath 2030	16,951,804	64,657,618	672,236,089	456,486,785
LifePath 2040	3,515,054	20,186,164	381,212,276	318,822,245
Active Stock	—	—	1,412,298,532	608,775,574
CoreAlpha Bond	2,079,773,300	1,651,305,357	552,580,606	228,937,097

In-kind redemptions are transactions in which an interestholder in the Master Portfolio redeems interests in the Master Portfolio and the Master Portfolio pays the proceeds of that redemption in the form of portfolio securities, rather than cash. Because capital gains or losses resulting from in-kind redemptions are not taxable to the Master Portfolio, and are not allocated to the other interestholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Master Portfolio’s tax year. The net realized gains or losses from in-kind redemptions for the year ended December 31, 2004 are disclosed in the Master Portfolios’ Statements of Operations. For the year ended December 31, 2004, the S&P 500 Index, International Index, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and Active Stock Master Portfolios paid in-kind redemption proceeds of portfolio securities as follows:

Master Portfolio	In-kind redemptions
S&P 500 Index	$1,690,310,761
International Index	50,093,553
LifePath Retirement	30,280,618
LifePath 2010	56,734,199
LifePath 2020	183,501,300
LifePath 2030	86,301,620
LifePath 2040	77,218,803
Active Stock	194,907,430

4. Portfolio securities loaned

Each Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required, or may not return the securities when due.

As of December 31, 2004, the Master Portfolios had loaned securities which were collateralized by cash. The cash collateral received was invested in a joint account with other funds managed by BGFA, which invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements held in the joint account are fully collateralized by U.S. Government securities. Income from the joint account is allocated daily to each Master Portfolio, based on each Master Portfolio’s portion of the total cash collateral received. The market value of the securities on loan as of December 31, 2004 and the value of the related collateral are disclosed in the Master Portfolios’ Statements of Assets and Liabilities. Securities lending income, which is disclosed in the Master Portfolios’ Statements of Operations, is presented net of rebates paid to, or fees paid by, borrowers.

5. Financial highlights

Financial highlights for each of the Master Portfolio’s were as follows:

Master Portfolio	Year ended December 31, 2004	Year ended December 31, 2003	Year ended December 31, 2002		Year ended December 31, 2001	Year ended December 31, 2000
S&P 500 Index
Ratio of expenses to average net assets	0.05%	0.05%	0.05%		0.05%	0.05%
Ratio of net investment income to average net assets	1.91%	1.74%	1.57%		1.31%	1.22%
Portfolio turnover rate (e)	14%	8%	12%		9%	10%
Total return	10.82%	28.52%	(22.05)%		(11.96)%	(9.19)%

Russell 2000 Index
Ratio of expenses to average net assets (b)	0.10%	0.10%	0.10%		0.10%	0.09	%(a)
Ratio of net investment income to average net assets (b)	1.26%	1.26%	1.38%		1.45%	3.30	%(a)
Portfolio turnover rate (e)	20%	48%	28%		46%	0	%(a)
Total return	18.44%	46.53%	(20.32)%		2.30%	(4.40	)%(a)(c)

International Index
Ratio of expenses to average net assets	0.25%	0.25%	0.25%		0.25%	0.25%
Ratio of net investment income to average net assets	2.05%	2.21%	1.92%		1.50%	1.47%
Portfolio turnover rate (e)	39%	18%	20%		7%	45%
Total return	20.19%	38.67%	(16.36	)%(d)	(21.35)%	(14.85)%

(a)	For the period from December 19, 2000 (commencement of operations) to December 31, 2000.
(b)	Annualized for periods of less than one year.
(c)	Not annualized.
(d)	The voluntary reimbursement made by the investment adviser to compensate the Master Portfolio for a loss incurred in executing investment transactions had no material impact on the total return for the year.
(e)	Portfolio turnover rates include in-kind transactions, if any.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Master Portfolio	Year ended December 31, 2004		Year ended December 31, 2003	Period ended December 31, 2002 (a)		Year ended February 28, 2002		Year ended February 28, 2001	Year ended February 29, 2000
LifePath Retirement
Ratio of expenses to average net assets (b) (g)	0.31%		0.35%	0.35%		0.46%		0.55%	0.55%
Ratio of expenses to average net assets prior to waived fees	0.60%		n/a	n/a		n/a		n/a	n/a
Ratio of net investment income to average net assets (b) (g)	2.46%		2.27%	2.98%		3.73	%(d)	4.40%	4.03%
Ratio of net investment income to average net assets prior to waived fees	2.17%		n/a	n/a		n/a		n/a	n/a
Portfolio turnover rate (e)	138	%(f)	29%	56%		116%		58%	55%
Total return	6.85%		12.45%	(1.36	)%(c)	2.68%		6.56%	5.22%

LifePath 2010
Ratio of expenses to average net assets (b) (g)	0.30%		0.35%	0.35%		0.46%		0.55%	0.55%
Ratio of expenses to average net assets prior to waived fees	0.59%		n/a	n/a		n/a		n/a	n/a
Ratio of net investment income to average net assets (b) (g)	2.32%		2.12%	2.49%		3.11	%(d)	3.49%	3.20%
Ratio of net investment income to average net assets prior to waived fees	2.03%		n/a	n/a		n/a		n/a	n/a
Portfolio turnover rate (e)	130	%(f)	23%	72%		86%		54%	49%
Total return	7.88%		16.16%	(6.43	)%(c)	(0.70)%		2.13%	8.32%

(a)	For the ten months ended December 31, 2002. The LifePath Master Portfolios changed their fiscal year-end from February 28 to December 31.
(b)	Annualized for periods of less than one year.
(c)	Not annualized.
(d)	Effective March 1, 2001, the LifePath Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratio of net investment income to average net assets for the Master Portfolios for the year ended February 28, 2002. Ratios for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(e)	Portfolio turnover rates include in-kind transactions, if any.
(f)	Portfolio turnover rate reflects the restructure of the LifePath Master Portfolio to a fund-of-funds structure.
(g)	Ratio includes the LifePath Master Portfolio’s pro rata portion of the expenses of the underlying Master Portfolios and reflects BGFA’s voluntary waiver of investment advisory fees charged to the LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, charged to the Underlying Funds, including the underlying Master Portfolios.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Master Portfolio	Year ended December 31, 2004		Year ended December 31, 2003	Period ended December 31, 2002 (a)		Year ended February 28, 2002		Year ended February 28, 2001	Year ended February 29, 2000
LifePath 2020
Ratio of expenses to average net assets (b) (g)	0.29%		0.35%	0.35%		0.44%		0.55%	0.55%
Ratio of expenses to average net assets prior to waived fees	0.57%		n/a	n/a		n/a		n/a	n/a
Ratio of net investment income to average net assets (b) (g)	2.05%		2.04%	2.14%		2.23	%(d)	2.38%	2.27%
Ratio of net investment income to average net assets prior to waived fees	1.77%		n/a	n/a		n/a		n/a	n/a
Portfolio turnover rate (e)	140	%(f)	23%	67%		86%		39%	43%
Total return	9.77%		21.11%	(10.18	)%(c)	(4.99)%		(3.14)%	11.24%

LifePath 2030
Ratio of expenses to average net assets (b) (g)	0.28%		0.35%	0.35%		0.46%		0.55%	0.55%
Ratio of expenses to average net assets prior to waived fees	0.56%		n/a	n/a		n/a		n/a	n/a
Ratio of net investment income to average net assets (b) (g)	1.93%		1.98%	1.81%		1.74	%(d)	1.72%	1.72%
Ratio of net investment income to average net assets prior to waived fees	1.65%		n/a	n/a		n/a		n/a	n/a
Portfolio turnover rate (e)	138	%(f)	32%	68%		53%		27%	26%
Total return	11.28%		24.36%	(13.05	)%(c)	(7.82)%		(5.59)%	13.44%

(a)	For the ten months ended December 31, 2002. The LifePath Master Portfolios changed their fiscal year-end from February 28 to December 31.
(b)	Annualized for periods of less than one year.
(c)	Not annualized.
(d)	Effective March 1, 2001, the LifePath Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratio of net investment income to average net assets for the Master Portfolios for the year ended February 28, 2002. Ratios for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(e)	Portfolio turnover rates include in-kind transactions, if any. Portfolio turnover rates for the year ended December 31, 2004 reflect the restructure of the Life Path Master Portfolios to funds-of-funds.
(f)	Portfolio turnover rate reflects the restructure of the LifePath Master Portfolio to a fund-of-funds structure.
(g)	Ratio includes the LifePath Master Portfolio’s pro rata portion of the expenses of the underlying Master Portfolios and reflects BGFA’s voluntary waiver of investment advisory fees charged to the LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, charged to the Underlying Funds, including the underlying Master Portfolios.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Master Portfolio	Year ended December 31, 2004		Year ended December 31, 2003	Period ended December 31, 2002 (a)		Year ended February 28, 2002		Year ended February 28, 2001	Year ended February 29, 2000
LifePath 2040
Ratio of expenses to average net assets (b) (g)	0.28%		0.35%	0.35%		0.49%		0.55%	0.55%
Ratio of expenses to average net assets prior to waived fee	0.56%		n/a	n/a		n/a		n/a	n/a
Ratio of net investment income to average net assets (b) (g)	1.74%		1.86%	1.57%		1.13	%(d)	0.90%	0.99%
Ratio of net investment income to average net assets prior to waived fee	1.46%		n/a	n/a		n/a		n/a	n/a
Portfolio turnover rate (e)	147	%(f)	29%	62%		15%		20%	29%
Total return	11.93%		28.14%	(15.63	)%(c)	(10.48)%		(10.41)%	16.41%

Active Stock (h)
Ratio of expenses to average net assets (b)	0.35%		n/a	n/a		n/a		n/a	n/a
Ratio of net investment income to average net assets (b)	1.57%		n/a	n/a		n/a		n/a	n/a
Portfolio turnover rate (e)	70%		n/a	n/a		n/a		n/a	n/a
Total return	10.40	%(c)	n/a	n/a		n/a		n/a	n/a

CoreAlpha Bond (h)
Ratio of expenses to average net assets (b)	0.35%		n/a	n/a		n/a		n/a	n/a
Ratio of net investment income to average net assets (b)	3.08%		n/a	n/a		n/a		n/a	n/a
Portfolio turnover rate (e)	313%		n/a	n/a		n/a		n/a	n/a
Total return	1.30	%(c)	n/a	n/a		n/a		n/a	n/a

(a)	For the ten months ended December 31, 2002. The LifePath Master Portfolios changed their fiscal year-end from February 28 to December 31.
(b)	Annualized for periods of less than one year.
(c)	Not annualized.
(d)	Effective March 1, 2001, the LifePath Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratio of net investment income to average net assets for the Master Portfolios for the year ended February 28, 2002. Ratios for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(e)	Portfolio turnover rates include in-kind transactions, if any. Portfolio turnover rates for the year ended December 31, 2004 reflect the restructure of the Life Path Master Portfolios to funds-of-funds.
(f)	Portfolio turnover rate reflects the restructure of the LifePath Master Portfolio to a fund-of-fund structure.
(g)	Ratio includes the LifePath Master Portfolio’s pro rata portion of the expenses of the underlying Master Portfolios and reflects BGFA’s voluntary waiver of investment advisory fees charged to the LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, charged to the Underlying Funds, including the underlying Master Portfolios.
(h)	For the period from March 15, 2004 (commencement of operations) to December 31, 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, Russell 2000 Index Master Portfolio, International Index Master Portfolio, LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio, Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, each a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2004, the results of each of their operations for the year then ended, and the changes in each of their net assets and their financial highlights for each of the periods presented after February 28, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits on these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Master Portfolios for each of the periods ended from February 29, 2000 through February 28, 2001 were audited by other auditors, whose reports dated February 9, 2001 and April 13, 2001, expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 11, 2005

Master Investment Portfolio

Trustee Information - Unaudited

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified.

Master Investment Portfolio (“MIP”), Barclays Global Investors Funds (“BGIF”), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of MIP also serves as a Trustee for BGIF and oversees 27 portfolios within the fund complex. In addition, Lee T. Kranefuss and Richard K. Lyons each serves as a Trustee for iShares Trust and as a Director for iShares, Inc. and oversees 125 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Trustee is 45 Fremont Street, San Francisco, California 94105. Additional information about the Master Portfolios’ Trustees may be found in Part B of the Master Portfolios’ Registration Statements, which are available without charge, upon request, by calling toll-free 1-877-244-1544.

Interested Trustees and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Lee T. Kranefuss, * 1961	Trustee since November 16, 2001, President and Chief Executive Officer	Chief Executive Officer of Intermediary Investor Business of Barclays Global Investors, N.A. (“BGI”).	Trustee of BGIF; Director, iShares Inc. (since June 18, 2003); Trustee, iShares Trust(since June 18, 2003).

Michael A. Latham, 1965	Secretary, Treasurer and Chief Financial Officer	Chief Operating Officer of the Intermediary Investor Business of BGI (since 2004); Director of Mutual Fund Delivery of Intermediary Investor Business of BGI (2000-2004); Head of Operations, BGI Europe (1997-2000).	None.

*	Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Master Portfolios and the parent company of BGFA, the investment adviser of the Master Portfolios.

Independent Trustees

Name, Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, 1944	Trustee since November 16, 2001	President, Osher Lifelong Learning Institutes, The Bernard Osher Foundation (since May 2004); President and Chief Executive Officer of The James Irvine Foundation (non-profit foundation) (2002-2003); President and Chief Executive Officer of KQED, Inc. (public television and radio) (1993-2002).	Trustee of BGIF; Director, Bank of Hawaii.

Jack S. Euphrat, 1922	Trustee since October 20, 1993	Private Investor.	Trustee of BGIF.

Richard K. Lyons, 1961	Trustee since November 16, 2001	Acting Dean and Professor, University of California, Berkeley: Haas School of Business; Sylvan Coleman Professor of Finance; Member, Council on Foreign Relations.	Trustee of BGIF; Director (Chairman), Matthews Asian Funds (oversees 6 portfolios); Director, iShares, Inc. (since 2001); Trustee, iShares Trust (since 2001).

Leo Soong, 1946	Trustee since February 9, 2000	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	Trustee of BGIF; Vice Chairman of the California Pacific Medical Center; Director of the California State Automobile Associate; Director of the American Automobile Association.

P.O. Box 219548

Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. Postage PAID Lancaster, PA

PERMIT NO. 1275

PRESORTED STANDARD

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-4930

NOT FDIC INSURED

May lose valus

No bank guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

statefarm.com®

2-2005

Printed in U.S.A.

120-6345 a.3-CH

Pursuant to Securities and Exchange Commission Staff guidance contained in Letter to Chief Financial Officers from Lawrence A. Friend, dated November 7, 1997, “Investment Co. Accounting Guidance,” the foregoing State Farm Mutual Fund Trust annual report included as Item 1 on this Form N-CSR and sent to shareholders of Registrant, includes the financial statements and notes to financial statements of ten series of Master Investment Portfolio (MIP) in which certain series of the Registrant invest. MIP is unaffiliated with Registrant and Registrant has no control over the preparation or content of the information included in MIP’s financial statements and notes to financial statements.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. No amendments were made to such code of ethics during the period and no waivers from such code of ethics provisions were granted during the period. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the Registrant at 1-800-447-4930.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Registrant’s Committee of Independent Trustees (which performs all audit committee functions) possesses all five of the attributes set forth in Item 3 of Form N-CSR that would enable the Board to designate any such member as an audit committee financial expert. However, each of the Committee members possess other relevant business and financial experience, including possessing a number of the five attributes that would otherwise have enabled the Board to have designated that member as an audit committee financial expert. All five members of the Committee are independent under the standards set forth in Item 3 of Form N-CSR. The Committee members also have sufficient knowledge regarding financial matters to address any issues that are likely to come before the Committee. In addition, the Committee has the ability to retain independent accountants, counsel or other consultants, advisors and experts whenever it deems appropriate to assist in such financial matters.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to Registrant for fiscal year ending December 31, 2004:	$304,008
Billed to Registrant for fiscal year ending December 31, 2003:	$279,650

The audit fees for December 31, 2004 include an estimated amount from the Registrant’s independent auditor for the out-of-pocket expenses it expects to bill to Registrant.

(b)	Audit-Related Fees

Billed to Registrant for fiscal year ending December 31, 2004:	$0
Billed to Registrant for fiscal year ending December 31, 2003:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2004:	$0
Billed for fiscal year ending December 31, 2003:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to Registrant for fiscal year ending December 31, 2004:	$48,150
Billed to Registrant for fiscal year ending December 31, 2003:	$27,000

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the Registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the Registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the Registrant’s tax returns (federal, state, and excise).

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2004:	$0
Billed for fiscal year ending December 31, 2003:	$23,200

The nature of the services comprising the fees disclosed under this category:

The fees for the fiscal year ending December 31, 2003 were paid by State Farm Investment Management Corp. for professional tax services rendered in connection with the following:

•	review of minimum distribution calculations of Registrant

•	consultation on the review of qualifying dividend calculations of Registrant

(d)	All Other Fees

Billed to Registrant for fiscal year ending December 31, 2004:	$0
Billed to Registrant for fiscal year ending December 31, 2003:	$0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2004:	$0
Billed for fiscal year ending December 31, 2003:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

•	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors; and

•	the independent auditors shall report directly to the Committee.

b.	Pre-approve any engagement of the independent auditors to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent auditors. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent auditors during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent auditors shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the Registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2004:	not applicable	0%	not applicable
Fiscal year ending December 31, 2003:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2004:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2003:	not applicable	100%	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the Registrant’s accountant for services rendered to Registrant:

Fiscal year ending December 31, 2004:	$48,150
Fiscal year ending December 31, 2003:	$27,000

Aggregate non-audit fees billed by the Registrant’s accountant for services rendered to Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2004:	$0
Fiscal year ending December 31, 2003:	$23,200

Aggregate non-audit fees billed by the Registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Fiscal year ending December 31, 2004:	$0
Fiscal year ending December 31, 2003:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee of Independent Trustees of the Registrant (the “Committee”) is responsible for identifying and nominating candidates for appointment as Independent Trustees of the Registrant. Prior to December 17, 2004, the Committee did not consider shareholder nominations of Independent Trustees. At its December 17, 2004 meeting, the Committee adopted procedures relating to the consideration of candidates submitted by shareholders.

A shareholder of the Registrant may submit the name(s) of potential candidates for nomination as a Trustee of the Registrant in writing, delivered in hard copy and bearing the shareholder’s original signature, to the attention of the Secretary of the Registrant: Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001. The recommendation must include: (i) the class or series and number of all shares of each series of the Registrant owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the account number(s) in which such shares are held; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of the Registrant, an investment adviser to the

Registrant or an interested person of the Registrant’s distributor; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Registrant, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each series of the Registrant owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

The Committee may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished. If the nominating shareholder does not provide such other information in writing within seven days of receipt of a written request from the Committee, the Committee will not be required to consider such candidate. Recommendations for a candidate as a Trustee of the Registrant will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. The Committee need not consider any shareholder recommendation received less than 90 days before the date of an anticipated nomination. When the Committee is not actively recruiting new Trustees, shareholder recommendations will be kept on file until active recruitment is under way. A shareholder recommendation considered by the Committee in connection with the Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Committee in connection with any subsequent nomination(s).

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date, concluded that the Registrant’s disclosure controls and procedures were operating in an effective manner.

(b) No change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002: Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Mutual Fund Trust

By	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr. President

Date 3/10/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr. President

Date 3/10/05

By	/S/ MICHAEL L. TIPSORD
Michael L. Tipsord Senior Vice President and Treasurer

Date 3/10/05